UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•  PIMCO Equity Series Funds

•  PIMCO Equity Series RAE Funds

•  PIMCO Equity Series RealPath® Blend Funds

•  PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

•  PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

•  PIMCO RAFI Dynamic Multi-Factor International Equity ETF

•  PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2019

PIMCO Dividend and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index

2	PIMCO EQUITY SERIES

(USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index, returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO EQUITY SERIES

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO EQUITY SERIES

The SEC adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

SEMIANNUAL REPORT	DECEMBER 31, 2019	7

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	5.66%	15.62%	3.99%	7.04%
PIMCO Dividend and Income Fund I-2	5.69%	15.53%	3.94%	6.95%
PIMCO Dividend and Income Fund Class A	5.49%	15.13%	3.64%	6.66%
PIMCO Dividend and Income Fund Class A (adjusted)	(0.35)%	8.77%	2.47%	5.91%
PIMCO Dividend and Income Fund Class C	5.17%	14.32%	2.87%	5.86%
PIMCO Dividend and Income Fund Class C (adjusted)	4.17%	13.32%	2.87%	5.86%
MSCI World Index±	9.14%	27.67%	8.74%	11.67%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	7.15%	22.32%	7.24%	9.25%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for Institutional Class shares, 1.06% for I-2 shares, 1.31% for Class A shares, and 2.06% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of December 31, 2019†§

United States	49.6%
Japan	12.3%
United Kingdom	7.8%
France	5.9%
Germany	4.6%
Australia	2.6%
Switzerland	2.4%
Spain	2.0%
Italy	1.7%
Netherlands	1.5%
Canada	1.4%
Cayman Islands	1.4%
Short- Term Instruments‡	1.0%
Other	5.8%

Sector Breakdown as of December 31, 2019†§

Financials	19.6%
Industrials	10.1%
Consumer Discretionary	8.4%
U.S. Government Agencies	7.3%
Utilities	6.6%
Health Care	6.3%
Communication Services	5.5%
Banking & Finance	5.3%
Energy	5.1%
Information Technology	5.1%
Consumer Staples	5.0%
Asset-Backed Securities	3.3%
Non-Agency Mortgage-Backed Securities	3.1%
Materials	3.0%
Sovereign Issues	1.1%
Real Estate	1.1%
Short- Term Instruments‡	1.0%
Other	3.1%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

PIMCO Dividend and Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»

Underweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology and health care sectors detracted from relative returns, as the sectors outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»

Overweight exposure to, and security selection in, the financials, energy and communications services sectors detracted from relative returns, as the sectors’ and the Fund’s holdings underperformed the benchmark index.

Fixed Income Portfolio:

»	Exposure to U.S cash rate contributed to performance as 3-month LIBOR was positive.

»	Exposure to investment grade corporate credit contributed to performance as investment grade corporate credit generally posted positive returns.

»	Exposure to high-yield corporate credit contributed to performance as high-yield corporate credit generally posted positive returns.

»	Holdings of local emerging market debt detracted from performance due to volatility in Argentina.

10	PIMCO EQUITY SERIES

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,056.60	$4.26	$1,000.00	$1,021.13	$4.19	0.82%
I-2	1,000.00	1,056.90	4.78	1,000.00	1,020.62	4.70	0.92
Class A	1,000.00	1,054.90	6.08	1,000.00	1,019.36	5.97	1.17
Class C	1,000.00	1,051.70	9.96	1,000.00	1,015.57	9.78	1.92

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

07/01/2019 - 12/31/2019+	$11.27	$0.16	$0.48	$0.64	$(0.30)	$0.00	$0.00	$(0.30)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	0.00	(0.23)

06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)

06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)

I-2

07/01/2019 - 12/31/2019+	11.29	0.15	0.49	0.64	(0.29)	0.00	0.00	(0.29)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)

06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)

06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)

Class A

07/01/2019 - 12/31/2019+	11.27	0.14	0.48	0.62	(0.28)	0.00	0.00	(0.28)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)

06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)

06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)

Class C

07/01/2019 - 12/31/2019+	11.29	0.10	0.48	0.58	(0.23)	0.00	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)

06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)

06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.61	5.66%	$21,113	0.82	%*	0.83	%*	0.80	%*	0.81	%*	2.76	%*	65%

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48		108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04		80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88		93

9.94	(9.06)	31,840	0.83	(d)	1.00	(d)	0.83	(d)	1.00	(d)	4.03		114

12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70		98

11.64	5.69	26,447	0.92	*	0.93	*	0.90	*	0.91	*	2.68	*	65

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40		108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94		80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79		93

9.96	(9.05)	34,120	0.93	(d)	1.10	(d)	0.93	(d)	1.10	(d)	3.53		114

12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64		98

11.61	5.49	123,086	1.17	*	1.18	*	1.15	*	1.16	*	2.42	*	65

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13		108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70		80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53		93

9.94	(9.38)	167,857	1.18	(d)	1.35	(d)	1.18	(d)	1.35	(d)	3.67		114

12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39		98

11.64	5.17	71,071	1.92	*	1.93	*	1.90	*	1.91	*	1.66	*	65

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34		108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91		80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75		93

9.92	(10.07)	195,393	1.93	(d)	2.10	(d)	1.93	(d)	2.10	(d)	2.91		114

12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67		98

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$252,817
Investments in Affiliates	1,936

Financial Derivative Instruments
Exchange-traded or centrally cleared	121
Over the counter	233
Cash	21
Deposits with counterparty	1,033
Foreign currency, at value	370
Receivable for investments sold	441
Receivable for TBA investments sold	12,047
Receivable for Fund shares sold	520
Interest and/or dividends receivable	1,164
Dividends receivable from Affiliates	2
Reimbursement receivable from PIMCO	2
Other assets	1

Total Assets	270,708

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$62
Over the counter	366
Payable for investments purchased	208
Payable for investments in Affiliates purchased	2
Payable for TBA investments purchased	27,391
Payable for unfunded loan commitments	5
Payable for Fund shares redeemed	691
Accrued investment advisory fees	100
Accrued supervisory and administrative fees	80
Accrued distribution fees	45
Accrued servicing fees	41

Total Liabilities	28,991

Net Assets	$241,717

Net Assets Consist of:

Paid in capital	$322,641
Distributable earnings (accumulated loss)	(80,924)

Net Assets	$241,717

Cost of investments in securities	$235,631
Cost of investments in Affiliates	$1,936
Cost of foreign currency held	$369
Cost or premiums of financial derivative instruments, net	$(301)

* Includes repurchase agreements of:	$538

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Net Assets:

Institutional Class	$21,113
I-2	26,447
Class A	123,086
Class C	71,071

Shares Issued and Outstanding:

Institutional Class	1,818
I-2	2,273
Class A	10,598
Class C	6,106

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.61
I-2	11.64
Class A	11.61
Class C	11.64

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

Statement of Operations PIMCO Dividend and Income Fund

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,555
Dividends, net of foreign taxes*	2,813
Dividends from Investments in Affiliates	18
Total Income	4,386

Expenses:

Investment advisory fees	599
Supervisory and administrative fees	479
Distribution fees - Class C	281
Servicing fees - Class A	153
Servicing fees - Class C	94
Trustee fees	11
Interest expense	29
Miscellaneous expense	8
Total Expenses	1,654
Waiver and/or Reimbursement by PIMCO	(11)
Net Expenses	1,643

Net Investment Income (Loss)	2,743

Net Realized Gain (Loss):

Investments in securities	917
Exchange-traded or centrally cleared financial derivative instruments	(355)
Over the counter financial derivative instruments	337
Foreign currency	(66)

Net Realized Gain (Loss)	833

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,729
Exchange-traded or centrally cleared financial derivative instruments	355
Over the counter financial derivative instruments	(123)
Foreign currency assets and liabilities	(27)

Net Change in Unrealized Appreciation (Depreciation)	8,934

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,510

* Foreign tax withholdings - Dividends	$127

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,743	$7,923
Net realized gain (loss)	833	6,596
Net change in unrealized appreciation (depreciation)	8,934	(11,287)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,510	3,232

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(525)	(897)
I-2	(654)	(1,066)
Class A	(2,902)	(4,742)
Class C	(1,419)	(2,395)

Total Distributions(a)	(5,500)	(9,100)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(17,143)	(46,339)

Total Increase (Decrease) in Net Assets	(10,133)	(52,207)

Net Assets:

Beginning of period	251,850	304,057
End of period	$241,717	$251,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.6%

ASSET-BACKED SECURITIES 3.5%

CAYMAN ISLANDS 0.5%

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •	$800	$795

TruPS Financials Note Securitization Ltd.
3.478% due 09/20/2039 •	456	451

Total Cayman Islands		1,246

UNITED STATES 3.0%

Conseco Finance Corp.
6.280% due 09/01/2030	293	310

Credit Suisse First Boston Mortgage Securities Corp.
2.412% due 01/25/2032 •	1,067	1,052

EMC Mortgage Loan Trust
3.092% due 02/25/2041 •	34	34

Legacy Mortgage Asset Trust
3.555% due 01/28/2070 •	1,032	1,046

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	321	318

Morgan Stanley Home Equity Loan Trust
1.892% due 12/25/2036 •	1,739	989

Navient Student Loan Trust
2.842% due 12/27/2066 •	503	501

Residential Asset Securities Corp. Trust
2.677% due 01/25/2034 •	1,122	1,123

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	114	114

Structured Asset Investment Loan Trust
1.942% due 09/25/2036 •	1,740	1,696

Total United States		7,183

Total Asset-Backed Securities (Cost $7,990)		8,429

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

CANADA 0.0%

Bausch Health Cos., Inc.
4.740% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

Total Canada		4

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~	14	14
6.625% due 01/02/2024	13	13

Total Luxembourg		27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.1%

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(b)	$99	$93

Total United Arab Emirates		93

UNITED STATES 0.6%

Avolon TLB Borrower (U.S.) LLC
3.515% (LIBOR03M + 1.750%) due 01/15/2025 ~	24	25

Beacon Roofing Supply, Inc.
4.049% (LIBOR03M + 2.250%) due 01/02/2025 ~	10	10

BWAY Holding Co.
5.234% (LIBOR03M + 3.250%) due 04/03/2024 ~	10	10

Caesars Resort Collection LLC
4.549% (LIBOR03M + 2.750%) due 12/23/2024 ~	98	98

Chesapeake Energy Corp.
TBD% due 06/27/2024	13	13

Core & Main LP
4.441% - 4.664% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	10

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~	97	95

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~	3	3

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~	102	87

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~	115	116

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~	26	26

Hilton Worldwide Finance LLC
3.542% (LIBOR03M + 1.750%) due 06/22/2026 ~	230	232

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~	197	200

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~	4	4

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ	7	7

18	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~	$16	$9

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	20

Nascar Holdings, Inc.
4.495% (LIBOR03M + 2.750%) due 10/19/2026 ~	3	3

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(b)	121	98

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(c)	262	260

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~	17	16

PG&E Corp.
4.950% (PRIME + 0.200%) due 04/16/2020 ~	27	27

Sprint Communications, Inc.
4.313% (LIBOR03M + 2.500%) due 02/02/2024 ~	97	97

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~	13	12

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~	13	13

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	8

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~	1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	3	3

Whatabrands LLC
4.944% (LIBOR03M + 3.250%) due 08/02/2026 ~	2	2

Total United States		1,505

Total Loan Participations and Assignments (Cost $1,640)		1,629

	SHARES
COMMON STOCKS 73.7%

AUSTRALIA 2.7%

COMMUNICATION SERVICES 0.2%

Telstra Corp. Ltd.	248,474	617

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Crown Resorts Ltd.	14,908	$126

Wesfarmers Ltd.	3,567	104

		230

CONSUMER STAPLES 0.3%

Coca-Cola Amatil Ltd.	14,388	112

Woolworths Group Ltd.	23,006	583

		695

ENERGY 0.1%

Woodside Petroleum Ltd.	10,844	262

FINANCIALS 1.7%

AMP Ltd.	288,521	388

Australia & New Zealand Banking Group Ltd.	67,047	1,156

National Australia Bank Ltd.	57,449	994

Suncorp Group Ltd.	45,693	415

Westpac Banking Corp.	62,745	1,072

		4,025

MATERIALS 0.3%

BHP Group Ltd.	7,770	213

Fortescue Metals Group Ltd.	61,363	462

Incitec Pivot Ltd.	15,670	35

		710

Total Australia		6,539

AUSTRIA 0.1%

ENERGY 0.0%

OMV AG	674	38

MATERIALS 0.1%

voestalpine AG	7,047	195

Total Austria		233

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus SADP	5,281	151

FINANCIALS 0.1%

Ageas	6,357	376

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

bpost S.A.	11,285	$131

Total Belgium		658

BERMUDA 0.0%

FINANCIALS 0.0%

Assured Guaranty Ltd.	1,765	87

Total Bermuda		87

BRAZIL 0.0%

ENERGY 0.0%

Dommo Energia S.A. «	20,008	12

Dommo Energia S.A. (d)(j)	7,969	6

Dommo Energia S.A. SP - ADR «(d)	63	0

		18

UTILITIES 0.0%

Eneva S.A. (d)(j)	899	10

Total Brazil		28

CANADA 1.2%

COMMUNICATION SERVICES 0.1%

Corus Entertainment, Inc. ‘B’	10,070	41

Shaw Communications, Inc. ‘B’	4,469	91

		132

CONSUMER DISCRETIONARY 0.1%

Magna International, Inc.	2,746	151

ENERGY 0.2%

ARC Resources Ltd.	6,851	43

Crescent Point Energy Corp.	103,380	461

Peyto Exploration & Development Corp.	38,643	113

		617

FINANCIALS 0.6%

Bank of Montreal	4,575	355

Canadian Imperial Bank of Commerce	6,141	511

National Bank of Canada	5,443	302

	SHARES	MARKET VALUE (000S)

Power Corp. of Canada	13,876	$357

Power Financial Corp.	4,575	123

		1,648

UTILITIES 0.2%

Atco Ltd. ‘I’	6,102	234

TransAlta Corp.	30,282	216

		450

Total Canada		2,998

FINLAND 0.2%

FINANCIALS 0.2%

Nordea Bank Abp	68,457	554

Total Finland		554

FRANCE 5.6%

COMMUNICATION SERVICES 0.7%

Eutelsat Communications S.A.	3,519	57

Lagardere S.C.A.	13,885	303

Orange S.A.	65,190	958

Vivendi S.A.	9,482	274

		1,592

CONSUMER DISCRETIONARY 0.3%

Cie Generale des Etablissements Michelin S.C.A.	3,144	387

Renault S.A.	6,669	317

		704

CONSUMER STAPLES 0.5%

Carrefour S.A.	40,474	681

Casino Guichard Perrachon S.A.	11,572	541

		1,222

ENERGY 0.3%

Total S.A.	14,337	795

FINANCIALS 2.1%

AXA S.A.	43,953	1,242

BNP Paribas S.A.	29,205	1,736

Natixis S.A.	9,491	42

20	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	SHARES	MARKET VALUE (000S)

SCOR SE	2,587	$109

Societe Generale S.A.	55,783	1,947

		5,076

HEALTH CARE 1.0%

Sanofi	22,890	2,299

INDUSTRIALS 0.5%

Alstom S.A.	1,382	65

Bouygues S.A.	11,209	478

Cie de Saint-Gobain	10,104	414

Rexel S.A.	18,851	251

		1,208

UTILITIES 0.2%

Electricite de France S.A.	51,245	572

Total France		13,468

GERMANY 3.7%

COMMUNICATION SERVICES 0.1%

ProSiebenSat.1 Media SE	6,962	109

CONSUMER DISCRETIONARY 1.2%

Bayerische Motoren Werke AG	13,000	1,065

Ceconomy AG	13,993	84

Daimler AG	31,205	1,725

Hugo Boss AG	1,462	71

		2,945

CONSUMER STAPLES 0.2%

Metro AG	17,202	277

Suedzucker AG	5,624	103

		380

FINANCIALS 0.5%

Deutsche Pfandbriefbank AG	8,770	143

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,203	945

Talanx AG	3,614	179

		1,267

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%

Bayer AG	18,166	$1,477

INDUSTRIALS 0.4%

Deutsche Lufthansa AG	42,742	787

Deutsche Post AG	4,643	176

		963

MATERIALS 0.7%

BASF SE	17,850	1,345

Evonik Industries AG	5,379	164

K+S AG	13,927	173

		1,682

Total Germany		8,823

HONG KONG 0.7%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	61,000	36

CONSUMER DISCRETIONARY 0.2%

SJM Holdings Ltd.	252,000	287

Skyworth Group Ltd.	486,000	140

Yue Yuen Industrial Holdings Ltd.	26,000	77

		504

INFORMATION TECHNOLOGY 0.0%

Kingboard Holdings Ltd.	27,000	86

REAL ESTATE 0.5%

Kerry Properties Ltd.	44,000	140

Shimao Property Holdings Ltd.	62,000	240

Swire Pacific Ltd. ‘A’	39,000	362

Wharf Holdings Ltd.	60,000	152

Wheelock & Co. Ltd.	28,000	187

		1,081

Total Hong Kong		1,707

ISRAEL 0.1%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd.	146,004	117

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Israel Chemicals Ltd.	31,080	$147

Israel Corp. Ltd. (d)	211	44

		191

Total Israel		308

ITALY 1.6%

ENERGY 0.5%

Eni SpA	76,410	1,187

FINANCIALS 0.4%

Assicurazioni Generali SpA	32,284	667

Poste Italiane SpA	38,559	438

		1,105

UTILITIES 0.7%

Enel SpA	204,832	1,627

Total Italy		3,919

JAPAN 12.8%

COMMUNICATION SERVICES 0.6%

GungHo Online Entertainment, Inc.	700	15

Nippon Telegraph & Telephone Corp.	54,800	1,385

NTT DOCOMO, Inc.	5,000	139

		1,539

CONSUMER DISCRETIONARY 2.9%

Aisin Seiki Co. Ltd.	8,400	311

Aoyama Trading Co. Ltd.	5,100	72

Bridgestone Corp.	14,100	524

DCM Holdings Co. Ltd.	7,000	68

EDION Corp.	3,600	40

Honda Motor Co. Ltd.	48,400	1,370

Isuzu Motors Ltd.	3,700	44

KYB Corp.	1,200	36

Mazda Motor Corp.	45,600	388

Nissan Motor Co. Ltd.	149,900	869

NOK Corp.	8,600	128

Sekisui House Ltd.	13,500	288

Skylark Co. Ltd.	6,500	127

Subaru Corp.	14,900	369

	SHARES	MARKET VALUE (000S)

Sumitomo Electric Industries Ltd.	16,000	$240

Sumitomo Rubber Industries Ltd.	6,800	83

Toyota Motor Corp.	26,700	1,881

Yokohama Rubber Co. Ltd.	4,000	78

		6,916

CONSUMER STAPLES 0.4%

Japan Tobacco, Inc.	15,200	339

Kirin Holdings Co. Ltd.	12,100	264

NH Foods Ltd.	2,600	108

Seven & i Holdings Co. Ltd.	9,400	344

		1,055

ENERGY 0.1%

Inpex Corp.	11,500	119

FINANCIALS 2.8%

Chiba Bank Ltd.	10,000	57

Concordia Financial Group Ltd.	45,300	186

Daiwa Securities Group, Inc.	41,100	207

Gunma Bank Ltd.	29,200	102

Hachijuni Bank Ltd.	8,500	37

Japan Post Holdings Co. Ltd.	31,800	299

Mitsubishi UFJ Financial Group, Inc.	305,700	1,653

Mizuho Financial Group, Inc.	680,900	1,049

MS&AD Insurance Group Holdings, Inc.	2,900	96

Nomura Holdings, Inc.	120,400	620

ORIX Corp.	23,100	383

Resona Holdings, Inc.	75,900	331

Sumitomo Mitsui Financial Group, Inc.	30,500	1,127

Sumitomo Mitsui Trust Holdings, Inc.	7,700	304

Suruga Bank Ltd.	22,700	103

T&D Holdings, Inc.	9,000	114

Yamaguchi Financial Group, Inc.	20,200	137

		6,805

HEALTH CARE 0.4%

Astellas Pharma, Inc.	23,400	399

Daiichi Sankyo Co. Ltd.	2,200	145

Miraca Holdings, Inc.	5,100	125

22	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	SHARES	MARKET VALUE (000S)

Nipro Corp.	5,500	$66

Takeda Pharmaceutical Co. Ltd.	7,900	313

		1,048

INDUSTRIALS 2.1%

Asahi Glass Co. Ltd.	7,000	250

Dai Nippon Printing Co. Ltd.	11,200	303

Fujikura Ltd.	14,600	60

ITOCHU Corp.	23,100	535

Japan Airlines Co. Ltd.	11,400	355

Kawasaki Heavy Industries Ltd.	7,500	164

Marubeni Corp.	54,800	405

Mitsubishi Corp.	14,600	387

Mitsubishi Heavy Industries Ltd.	16,200	628

Mitsui & Co. Ltd.	37,500	667

Mitsui E&S Holdings Co. Ltd. (d)	9,300	75

NSK Ltd.	15,800	149

Sojitz Corp.	34,400	111

Sumitomo Corp.	22,800	339

Sumitomo Heavy Industries Ltd.	3,800	108

Toppan Printing Co. Ltd.	11,500	238

Toyota Tsusho Corp.	3,500	123

West Japan Railway Co.	1,900	164

		5,061

INFORMATION TECHNOLOGY 2.0%

Canon, Inc.	26,700	731

Fujitsu Ltd.	9,900	931

Hitachi Ltd.	37,600	1,586

Konica Minolta, Inc.	40,400	263

Mixi, Inc.	2,600	49

NEC Corp.	7,000	290

Nippon Electric Glass Co. Ltd.	1,800	40

Oki Electric Industry Co. Ltd.	8,400	117

Ricoh Co. Ltd.	54,200	590

Seiko Epson Corp.	8,400	127

		4,724

MATERIALS 0.9%

Asahi Kasei Corp.	4,200	47

Daicel Corp.	11,100	106

DIC Corp.	4,200	116

Kobe Steel Ltd.	61,200	328

	SHARES	MARKET VALUE (000S)

Kuraray Co. Ltd.	11,900	$144

Mitsubishi Materials Corp.	5,700	155

Nippon Light Metal Holdings Co. Ltd.	28,000	60

Nippon Paper Industries Co. Ltd. ‘L’	12,300	207

Nippon Steel Corp.	18,800	283

Sumitomo Chemical Co. Ltd.	96,400	438

Tosoh Corp.	5,500	85

Toyobo Co. Ltd.	7,700	117

Ube Industries Ltd.	7,000	152

		2,238

REAL ESTATE 0.0%

Nomura Real Estate Holdings, Inc.	3,600	86

UTILITIES 0.6%

Chubu Electric Power Co., Inc.	28,800	407

Chugoku Electric Power Co., Inc.	27,100	356

Electric Power Development Co. Ltd. ‘C’	7,000	170

Hokuriku Electric Power Co.	13,400	98

Osaka Gas Co. Ltd.	3,500	67

Tohoku Electric Power Co., Inc.	29,900	297

		1,395

Total Japan		30,986

JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%

Amcor PLC	3,805	41

Total Jersey, Channel Islands		41

LUXEMBOURG 0.2%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	1,227	59

RTL Group S.A.	1,248	62

SES S.A.	7,786	109

		230

MATERIALS 0.1%

Ternium S.A. SP - ADR	6,368	140

Total Luxembourg		370

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	41,996	$0

Total Mexico		0

NETHERLANDS 1.4%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	54,443	161

VEON Ltd. ADR	91,263	231

		392

CONSUMER STAPLES 0.0%

Heineken Holding NV	891	87

ENERGY 0.9%

Royal Dutch Shell PLC ‘A’	71,799	2,126

FINANCIALS 0.1%

Aegon NV	48,383	221

ASR Nederland NV	2,203	83

		304

INDUSTRIALS 0.2%

Signify NV	13,083	409

Total Netherlands		3,318

NEW ZEALAND 0.1%

MATERIALS 0.1%

Fletcher Building Ltd.	43,627	150

Total New Zealand		150

NORWAY 0.4%

COMMUNICATION SERVICES 0.0%

Telenor ASA	6,315	113

ENERGY 0.3%

Equinor ASA	30,289	604

FINANCIALS 0.0%

DNB ASA	5,330	100

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Yara International ASA	3,606	$150

Total Norway		967

PORTUGAL 0.2%

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	121,495	527

Total Portugal		527

SINGAPORE 0.1%

INDUSTRIALS 0.1%

Keppel Corp. Ltd.	39,400	199

Sembcorp Industries Ltd.	35,800	61

		260

Total Singapore		260

SPAIN 2.1%

COMMUNICATION SERVICES 0.6%

Telefonica S.A.	196,590	1,375

FINANCIALS 1.1%

Banco de Sabadell S.A.	86,251	101

Banco Santander S.A.	570,551	2,392

Mapfre S.A.	24,878	66

		2,559

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	12,369	496

UTILITIES 0.2%

Endesa S.A.	20,370	544

Total Spain		4,974

SWEDEN 0.7%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	46,110	198

CONSUMER DISCRETIONARY 0.1%

Hennes & Mauritz AB ‘B’	15,440	315

24	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%

Skandinaviska Enskilda Banken AB ‘A’	39,215	$369

Svenska Handelsbanken AB ‘A’	32,694	352

Swedbank AB ‘A’	21,444	319

		1,040

INDUSTRIALS 0.1%

Skanska AB ‘B’	3,768	85

SKF AB ‘B’	7,264	147

		232

Total Sweden		1,785

SWITZERLAND 2.5%

COMMUNICATION SERVICES 0.1%

Swisscom AG	415	220

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	1,931	188

FINANCIALS 1.1%

Baloise Holding AG	328	59

Swiss Life Holding AG	1,159	582

Swiss Re AG	7,400	831

Zurich Insurance Group AG	3,113	1,277

		2,749

HEALTH CARE 0.8%

Roche Holding AG	5,709	1,856

INDUSTRIALS 0.3%

ABB Ltd.	27,217	656

Adecco Group AG	1,703	108

		764

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	1,282	123

Total Switzerland		5,900

UNITED KINGDOM 5.1%

COMMUNICATION SERVICES 0.5%

BT Group PLC	163,498	416

	SHARES	MARKET VALUE (000S)

Vodafone Group PLC	374,306	$727

		1,143

CONSUMER DISCRETIONARY 0.4%

Berkeley Group Holdings PLC	2,606	168

Kingfisher PLC	37,548	108

Marks & Spencer Group PLC	161,200	457

Next PLC	1,812	169

		902

CONSUMER STAPLES 0.3%

Imperial Brands PLC	13,519	334

J Sainsbury PLC	105,299	321

Tate & Lyle PLC	13,750	139

		794

ENERGY 0.6%

BP PLC	249,769	1,571

FINANCIALS 1.6%

Direct Line Insurance Group PLC	65,563	271

HSBC Holdings PLC	342,968	2,685

Legal & General Group PLC	20,302	82

Standard Chartered PLC	84,815	799

Standard Life Aberdeen PLC	26,713	116

		3,953

HEALTH CARE 0.2%

GlaxoSmithKline PLC	18,240	429

INDUSTRIALS 0.5%

Aggreko PLC	16,959	187

BAE Systems PLC	20,988	157

Capita PLC	78,011	170

easyJet PLC	5,345	101

Royal Mail PLC	187,407	564

		1,179

MATERIALS 0.1%

Rio Tinto PLC	3,740	221

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.9%

Centrica PLC	465,200	$550

National Grid PLC	95,909	1,199

SSE PLC	18,226	348

		2,097

Total United Kingdom		12,289

UNITED STATES 31.9%

COMMUNICATION SERVICES 2.4%

AT&T, Inc.	60,937	2,382

CenturyLink, Inc.	42,925	567

Clear Channel Outdoor Holdings, Inc. (d)	29,821	85

iHeartMedia, Inc.	23	0

iHeartMedia, Inc. ‘A’ (d)	1,656	28

Omnicom Group, Inc.	1,123	91

Telephone & Data Systems, Inc.	4,616	117

Verizon Communications, Inc.	42,621	2,617

		5,887

CONSUMER DISCRETIONARY 3.5%

Bed Bath & Beyond, Inc.	49,586	858

Caesars Entertainment Corp. (d)	18,339	249

Dick’s Sporting Goods, Inc.	3,370	167

Dillard’s, Inc. ‘A’	3,007	221

Ford Motor Co.	73,709	685

GameStop Corp. ‘A’	45,303	275

Gap, Inc.	10,119	179

General Motors Co.	36,490	1,336

Goodyear Tire & Rubber Co.	29,349	457

H&R Block, Inc.	977	23

Harley-Davidson, Inc.	1,460	54

Kohl’s Corp.	6,522	332

L Brands, Inc.	11,158	202

Macy’s, Inc.	22,538	383

Mattel, Inc. (d)	21,343	289

Nordstrom, Inc.	8,506	348

PulteGroup, Inc.	4,386	170

Signet Jewelers Ltd.	17,153	373

Tapestry, Inc.	1,027	28

Target Corp.	10,036	1,287

	SHARES	MARKET VALUE (000S)

Visteon Corp. (d)	4,584	$397

Whirlpool Corp.	668	99

Wyndham Destinations, Inc.	502	26

		8,438

CONSUMER STAPLES 3.5%

Altria Group, Inc.	14,416	719

Archer-Daniels-Midland Co.	12,478	578

Bunge Ltd.	3,216	185

General Mills, Inc.	4,304	231

Kroger Co.	41,599	1,206

Philip Morris International, Inc.	13,192	1,123

Procter & Gamble Co.	18,404	2,299

Walmart, Inc.	18,697	2,222

		8,563

ENERGY 2.4%

Baker Hughes Co.	4,359	112

Chevron Corp.	9,435	1,137

ConocoPhillips	2,165	141

Diamond Offshore Drilling, Inc. (d)	25,733	185

Exxon Mobil Corp.	32,597	2,275

HollyFrontier Corp.	3,672	186

Marathon Petroleum Corp.	4,664	281

Murphy Oil Corp.	8,702	233

Phillips 66	341	38

Transocean Ltd. (d)	55,373	381

Valero Energy Corp.	7,500	702

Williams Cos., Inc.	3,494	83

		5,754

FINANCIALS 7.5%

Aflac, Inc.	7,821	414

Ally Financial, Inc.	35,293	1,079

American Express Co.	7,341	914

American International Group, Inc.	54,997	2,823

Assurant, Inc.	282	37

Capital One Financial Corp.	14,531	1,495

CIT Group, Inc.	7,042	321

CNO Financial Group, Inc.	8,085	147

Discover Financial Services	10,742	911

26	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	SHARES	MARKET VALUE (000S)

Fifth Third Bancorp	10,697	$329

Franklin Resources, Inc.	8,890	231

Goldman Sachs Group, Inc.	762	175

Invesco Ltd.	6,303	113

JPMorgan Chase & Co.	21,053	2,935

Navient Corp.	33,923	464

New York Community Bancorp, Inc.	15,470	186

PNC Financial Services Group, Inc.	1,569	250

Santander Consumer USA Holdings, Inc.	9,777	229

Synchrony Financial	10,227	368

Travelers Cos., Inc.	6,422	880

U.S. Bancorp	7,834	464

Wells Fargo & Co.	63,833	3,434

		18,199

HEALTH CARE 3.7%

Anthem, Inc.	1,494	451

Cardinal Health, Inc.	3,451	174

CVS Health Corp.	22,948	1,705

Gilead Sciences, Inc.	22,989	1,494

Merck & Co., Inc.	24,075	2,190

Pfizer, Inc.	69,365	2,718

Quest Diagnostics, Inc.	1,914	204

		8,936

INDUSTRIALS 2.2%

AGCO Corp.	901	70

Alaska Air Group, Inc.	1,930	131

American Airlines Group, Inc.	41,458	1,189

Cummins, Inc.	1,090	195

Deere & Co.	618	107

Delta Air Lines, Inc.	2,986	175

Eaton Corp. PLC	3,339	316

Emerson Electric Co.	7,114	542

Fluor Corp.	8,815	166

General Electric Co.	97,109	1,084

Macquarie Infrastructure Corp.	513	22

ManpowerGroup, Inc.	636	62

Neilsen Holdings PLC	6,725	137

Norfolk Southern Corp.	1,609	312

Pitney Bowes, Inc.	58,907	237

	SHARES	MARKET VALUE (000S)

Ryder System, Inc.	4,770	$259

United Technologies Corp.	1,323	198

Westmoreland Mining Holdings LLC «(j)	53	1

		5,203

INFORMATION TECHNOLOGY 3.3%

Avnet, Inc.	6,564	279

Booz Allen Hamilton Holding Corp.	2,042	145

Corning, Inc.	21,854	636

Intel Corp.	9,987	598

International Business Machines Corp.	25,640	3,437

Jabil, Inc.	7,167	296

KLA Corp.	1,479	263

NortonLifeLock, Inc.	13,898	355

QUALCOMM, Inc.	6,549	578

Seagate Technology PLC	14,359	854

Western Union Co.	11,499	308

Xerox Holdings Corp.	6,966	257

		8,006

MATERIALS 0.9%

CF Industries Holdings, Inc.	1,416	68

Eastman Chemical Co.	682	54

Huntsman Corp.	1,853	45

International Paper Co.	7,956	366

LyondellBasell Industries NV ‘A’	12,050	1,139

Mosaic Co.	17,196	372

		2,044

UTILITIES 2.5%

American Electric Power Co., Inc.	6,234	589

CenterPoint Energy, Inc.	9,403	256

Consolidated Edison, Inc.	7,406	670

Duke Energy Corp.	16,219	1,479

Entergy Corp.	5,757	690

Exelon Corp.	25,046	1,142

Pinnacle West Capital Corp.	1,737	156

PPL Corp.	15,088	541

Public Service Enterprise Group, Inc.	7,566	447

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)

Vistra Energy Corp.		7,633	$176

			6,146

Total United States			77,176

Total Common Stocks (Cost $162,558)			178,065

		PRINCIPAL AMOUNT (000S)
CONVERTIBLE BONDS & NOTES 0.0%

JERSEY, CHANNEL ISLANDS 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		$2	1

Total Jersey, Channel Islands			1

UNITED STATES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		9	17

Total United States			17

Total Convertible Bonds & Notes (Cost $18)			18

CORPORATE BONDS & NOTES 10.3%

ARGENTINA 0.0%

INDUSTRIALS 0.0%

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	1,120	15

YPF S.A.
50.817% (BADLARPP + 4.000%) due 09/24/2020 «~(a)		860	11

			26

Total Argentina			26

AUSTRALIA 0.0%

INDUSTRIALS 0.0%

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		$4	4

Total Australia			4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.2%

BANKING & FINANCE 0.2%

Aircastle Ltd.
7.625% due 04/15/2020		$443	$450

INDUSTRIALS 0.0%

NCL Corp. Ltd.
3.625% due 12/15/2024		2	2

VOC Escrow Ltd.
5.000% due 02/15/2028		3	3

			5

Total Bermuda			455

BRAZIL 0.2%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2020 (f)(h)		46	0

Vale Overseas Ltd.
6.875% due 11/21/2036		10	13
6.250% due 08/10/2026		23	27

			40

UTILITIES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		253	271
6.250% due 12/14/2026	GBP	100	158
6.125% due 01/17/2022		$23	25

			454

Total Brazil			494

CANADA 0.1%

BANKING & FINANCE 0.0%

Brookfield Finance, Inc.
4.700% due 09/20/2047		24	28
3.900% due 01/25/2028		4	4

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		6	6

			38

INDUSTRIALS 0.1%

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		7	7
4.250% due 05/15/2024		30	31

Bausch Health Cos., Inc.
5.000% due 01/30/2028		6	6

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 01/30/2030	$6	$6
6.500% due 03/15/2022	17	18

Bombardier, Inc.
7.875% due 04/15/2027	39	40
6.125% due 01/15/2023	2	2
7.500% due 03/15/2025	2	2

		112

Total Canada		150

CAYMAN ISLANDS 0.9%

BANKING & FINANCE 0.9%

Ambac LSNI LLC
6.945% due 02/12/2023 •	77	78

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	16	17
5.500% due 01/15/2023	18	19

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	21	22
3.625% due 03/15/2021	13	13
5.250% due 08/15/2022	1,107	1,183
5.500% due 02/15/2024	9	10

U.S. Capital Funding Ltd.
2.290% due 07/10/2043 •	954	839

		2,181

INDUSTRIALS 0.0%

Noble Holding International Ltd.
7.875% due 02/01/2026	24	17

Transocean, Inc.
7.250% due 11/01/2025	16	16
7.500% due 01/15/2026	10	10

		43

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	25	25

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	89	49

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1	2

Transocean Phoenix Ltd.
7.750% due 10/15/2024	4	4

		80

Total Cayman Islands		2,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CURACAO 0.0%

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		$2	$2

Total Curacao			2

FRANCE 0.6%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		200	219

INDUSTRIALS 0.5%

Altice France S.A.
7.375% due 05/01/2026		700	753

Pernod Ricard S.A.
4.450% due 01/15/2022		530	554

			1,307

Total France			1,526

GERMANY 0.7%

BANKING & FINANCE 0.7%

Deutsche Bank AG
4.250% due 10/14/2021		590	607
3.961% due 11/26/2025 •		150	153
2.971% (US0003M + 0.970%) due 07/13/2020 ~		28	28
2.700% due 07/13/2020		26	26

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	794

			1,608

INDUSTRIALS 0.0%

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$16	17

Total Germany			1,625

IRELAND 0.3%

BANKING & FINANCE 0.1%

AIB Group PLC
4.263% due 04/10/2025 •		200	212

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	$535

Total Ireland			747

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	432

Total Italy			432

JAPAN 0.2%

UTILITIES 0.2%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		400	400

Total Japan			400

JERSEY, CHANNEL ISLANDS 0.2%

INDUSTRIALS 0.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	395

Total Jersey, Channel Islands			395

LUXEMBOURG 0.7%

BANKING & FINANCE 0.2%

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4	4

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$400	429

			433

INDUSTRIALS 0.2%

Altice Financing S.A.
5.250% due 02/15/2023	EUR	340	391

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$20	14

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		34	35
8.500% due 10/15/2024		56	51
5.500% due 08/01/2023		28	24
9.750% due 07/15/2025		30	28

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		54	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Drilling SA
8.375% due 10/01/2023		$28	$26

			612

UTILITIES 0.3%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	313
6.000% due 11/27/2023		300	335

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		30	31

			679

Total Luxembourg			1,724

MEXICO 0.1%

INDUSTRIALS 0.1%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(c)		300	0
9.250% due 06/30/2020 ^«(c)		100	0

Petroleos Mexicanos
6.500% due 03/13/2027		40	43
6.750% due 09/21/2047		10	10
6.490% due 01/23/2027		30	32
6.840% due 01/23/2030		20	21
7.690% due 01/23/2050		10	11
6.500% due 01/23/2029		10	10

			127

Total Mexico			127

MULTINATIONAL 0.0%

INDUSTRIALS 0.0%

Connect Finco SARL
6.750% due 10/01/2026		6	6

Total Multinational			6

NETHERLANDS 0.2%

BANKING & FINANCE 0.2%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	400	488

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$46	45

Total Netherlands			533

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	$30

Total Peru			30

SINGAPORE 0.0%

INDUSTRIALS 0.0%

Flex Ltd.
4.875% due 06/15/2029		$6	7

Total Singapore			7

SWITZERLAND 0.1%

BANKING & FINANCE 0.1%

UBS AG
5.125% due 05/15/2024 (i)		200	216

Total Switzerland			216

TURKEY 0.1%

BANKING & FINANCE 0.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	207

Total Turkey			207

UNITED KINGDOM 2.1%

BANKING & FINANCE 1.6%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		430	484

Barclays PLC
4.972% due 05/16/2029 •		400	451

FCE Bank PLC
1.875% due 06/24/2021	EUR	100	115

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)		320	415
3.600% due 05/25/2023		$200	209

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)		200	224
7.625% due 06/27/2023 •(h)(i)	GBP	200	298
7.875% due 06/27/2029 •(h)(i)		200	335

Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 •(h)(i)		$200	217
7.500% due 08/10/2020 •(h)(i)		360	368
2.500% due 03/22/2023	EUR	350	420

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	223	386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	36	$54

			3,976

INDUSTRIALS 0.5%

Avon International Capital PLC
6.500% due 08/15/2022		$2	2

EI Group PLC
6.875% due 02/15/2021	GBP	200	269

Imperial Brands Finance PLC
3.750% due 07/21/2022		$400	412

Marston’s Issuer PLC
3.335% (BP0003M + 2.550%) due 07/15/2035 ~	GBP	200	225

Mitchells & Butlers Finance PLC
1.248% (BP0003M + 0.450%) due 12/15/2030 ~		119	148

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~		22	29

Valaris PLC
5.750% due 10/01/2044		$12	5
7.750% due 02/01/2026		2	1

			1,091

Total United Kingdom			5,067

UNITED STATES 3.4%

BANKING & FINANCE 1.1%

Ally Financial, Inc.
4.250% due 04/15/2021		200	205
3.875% due 05/21/2024		16	17

American Tower Corp.
5.900% due 11/01/2021		150	160
3.000% due 06/15/2023		8	8

Assurant, Inc.
4.200% due 09/27/2023		6	6

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		2	2

BGC Partners, Inc.
5.375% due 07/24/2023		4	4
3.750% due 10/01/2024		6	6

Brighthouse Financial, Inc.
3.700% due 06/22/2027		10	10

Brixmor Operating Partnership LP
2.959% (US0003M + 1.050%) due 02/01/2022 ~		18	18

Cantor Fitzgerald LP
4.875% due 05/01/2024		2	2

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBL & Associates LP
5.950% due 12/15/2026	$17	$10

CIT Group, Inc.
5.000% due 08/15/2022	30	32
4.125% due 03/09/2021	6	6

Citigroup, Inc.
3.004% (US0003M + 1.100%) due 05/17/2024 ~	20	20
2.886% (US0003M + 0.950%) due 07/24/2023 ~	13	13

CTR Partnership LP
5.250% due 06/01/2025	12	13

Digital Realty Trust LP
3.600% due 07/01/2029	16	17

EPR Properties
4.950% due 04/15/2028	2	2
4.750% due 12/15/2026	2	2

ESH Hospitality, Inc.
4.625% due 10/01/2027	6	6

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	45	48
6.750% due 03/15/2022	82	86

GLP Capital LP
5.250% due 06/01/2025	3	3
5.300% due 01/15/2029	19	21

Howard Hughes Corp.
5.375% due 03/15/2025	25	26

Hudson Pacific Properties LP
3.950% due 11/01/2027	5	5

Hunt Cos., Inc.
6.250% due 02/15/2026	2	2

iStar, Inc.
5.250% due 09/15/2022	3	3

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	10

Life Storage LP
3.875% due 12/15/2027	2	2

LoanCore Capital Markets LLC
6.875% due 06/01/2020	370	370

Navient Corp.
8.000% due 03/25/2020	200	203
6.500% due 06/15/2022	66	72

Newmark Group, Inc.
6.125% due 11/15/2023	10	11

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	8	8

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	4	4

Physicians Realty LP
3.950% due 01/15/2028	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabra Health Care LP
4.800% due 06/01/2024	$3	$3

Santander Holdings USA, Inc.
3.500% due 06/07/2024	11	11
3.244% due 10/05/2026	14	14
4.400% due 07/13/2027	7	8
3.400% due 01/18/2023	8	8

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

Springleaf Finance Corp.
6.125% due 03/15/2024	12	13
5.375% due 11/15/2029	3	3
8.250% due 12/15/2020	480	505
5.625% due 03/15/2023	196	212
6.125% due 05/15/2022	286	308
6.875% due 03/15/2025	16	18

Starwood Property Trust, Inc.
4.750% due 03/15/2025	8	9

STORE Capital Corp.
4.625% due 03/15/2029	2	2
4.500% due 03/15/2028	4	5

UDR, Inc.
3.500% due 01/15/2028	6	6

Wells Fargo & Co.
3.157% (US0003M + 1.230%) due 10/31/2023 ~	77	79

Welltower, Inc.
4.250% due 04/15/2028	2	2

		2,645

INDUSTRIALS 1.6%

AbbVie, Inc.
3.375% due 11/14/2021	17	18

American Airlines Pass-Through Trust
3.350% due 04/15/2031	9	9

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	8	8

Broadcom Corp.
3.000% due 01/15/2022	68	69
3.625% due 01/15/2024	8	8
3.875% due 01/15/2027	20	21

Campbell Soup Co.
2.524% (US0003M + 0.630%) due 03/15/2021 ~	8	8
2.394% (US0003M + 0.500%) due 03/16/2020 ~	20	20

CCO Holdings LLC
4.750% due 03/01/2030	18	18

Centene Corp.
4.750% due 01/15/2025	17	18
4.250% due 12/15/2027	8	8

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 12/15/2029	$17	$18

Charter Communications Operating LLC
3.559% (US0003M + 1.650%) due 02/01/2024 ~	78	80
4.800% due 03/01/2050	16	17

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	29	32

Community Health Systems, Inc.
8.625% due 01/15/2024	87	93
8.000% due 03/15/2026	46	48
6.250% due 03/31/2023	207	211
5.125% due 08/01/2021	157	157

Corning, Inc.
5.450% due 11/15/2079	6	7

CVS Pass-Through Trust
8.353% due 07/10/2031	466	594

DAE Funding LLC
4.000% due 08/01/2020	102	103
5.000% due 08/01/2024	16	17
4.500% due 08/01/2022	10	10

Diamond Resorts International, Inc.
7.750% due 09/01/2023	107	110

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (b)	3	3

EMC Corp.
2.650% due 06/01/2020	370	371

EQT Corp.
2.679% (US0003M + 0.770%) due 10/01/2020 ~	9	9

Equifax, Inc.
3.600% due 08/15/2021	4	4
2.780% (US0003M + 0.870%) due 08/15/2021 ~	12	12

Exela Intermediate LLC
10.000% due 07/15/2023	16	7

General Electric Co.
5.550% due 05/04/2020	8	8
3.100% due 01/09/2023	4	4
5.550% due 01/05/2026	41	47
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	8	11

Global Payments, Inc.
2.650% due 02/15/2025	3	3

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	2	2

Hyundai Capital America
2.699% due 09/18/2020 •	20	20

iHeartCommunications, Inc.
6.375% due 05/01/2026	63	69
8.375% due 05/01/2027	97	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
3.400% due 03/01/2027	$2	$2
3.875% due 11/15/2029	10	10

Mattel, Inc.
5.875% due 12/15/2027	4	4

Micron Technology, Inc.
5.327% due 02/06/2029	8	9
4.185% due 02/15/2027	6	7
4.663% due 02/15/2030	12	13

MSCI, Inc.
4.000% due 11/15/2029	3	3

Netflix, Inc.
5.375% due 11/15/2029	8	9
5.500% due 02/15/2022	4	4

ONEOK Partners LP
3.375% due 10/01/2022	3	3

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	27	27

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	14	14

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	88	90

Performance Food Group, Inc.
5.500% due 10/15/2027	2	2

PetSmart, Inc.
5.875% due 06/01/2025	14	14

QVC, Inc.
5.125% due 07/02/2022	7	7
4.375% due 03/15/2023	5	5
4.850% due 04/01/2024	8	8
4.450% due 02/15/2025	23	24

Radiate Holdco LLC
6.875% due 02/15/2023	2	2

Sealed Air Corp.
4.000% due 12/01/2027	2	2

Select Medical Corp.
6.250% due 08/15/2026	4	4

Sensata Technologies, Inc.
4.375% due 02/15/2030	2	2

Silgan Holdings, Inc.
4.125% due 02/01/2028	3	3

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	200	219

Staples, Inc.
7.500% due 04/15/2026	2	2

Tech Data Corp.
3.700% due 02/15/2022	2	2

Tenet Healthcare Corp.
4.625% due 07/15/2024	10	10
4.625% due 09/01/2024	3	3

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron, Inc.
2.451% (US0003M + 0.550%) due 11/10/2020 ~	$40	$40

Time Warner Cable LLC
5.000% due 02/01/2020	600	601

Topaz Solar Farms LLC
5.750% due 09/30/2039	80	89
4.875% due 09/30/2039	11	11

TransDigm, Inc.
5.500% due 11/15/2027	6	6

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	3	3

Triumph Group, Inc.
5.250% due 06/01/2022	4	4

Twitter, Inc.
3.875% due 12/15/2027	4	4

United Technologies Corp.
2.554% (US0003M + 0.650%) due 08/16/2021 ~	8	8

Univision Communications, Inc.
5.125% due 05/15/2023	106	106
5.125% due 02/15/2025	118	117

ViaSat, Inc.
5.625% due 09/15/2025	8	8
5.625% due 04/15/2027	3	3

VMware, Inc.
2.300% due 08/21/2020	6	6
2.950% due 08/21/2022	12	12
3.900% due 08/21/2027	10	11

Western Digital Corp.
4.750% due 02/15/2026	40	42

Westinghouse Air Brake Technologies Corp.
3.194% (US0003M + 1.050%) due 09/15/2021 ~	12	12

Wyndham Destinations, Inc.
3.900% due 03/01/2023	2	2
4.625% due 03/01/2030	4	4
5.400% due 04/01/2024	5	5
5.750% due 04/01/2027	6	7

		3,986

UTILITIES 0.7%

Edison International
2.950% due 03/15/2023	1	1
2.400% due 09/15/2022	14	14
5.750% due 06/15/2027	7	8
3.125% due 11/15/2022	6	6
3.550% due 11/15/2024	8	8

Enable Midstream Partners LP
4.950% due 05/15/2028	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
2.850% due 07/15/2022	$410	$417

Frontier Communications Corp.
8.000% due 04/01/2027	10	11

ITC Holdings Corp.
2.700% due 11/15/2022	4	4

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(c)	61	61
3.750% due 08/15/2042 ^(c)	2	2
2.450% due 08/15/2022 ^(c)	48	48
2.950% due 03/01/2026 ^(c)	53	53
4.250% due 05/15/2021 ^(c)	16	16
3.250% due 09/15/2021 ^(c)	95	96
6.050% due 03/01/2034 ^(c)	44	46
5.800% due 03/01/2037 ^(c)	2	2
6.250% due 03/01/2039 ^(c)	10	11
4.500% due 12/15/2041 ^(c)	2	2
3.250% due 06/15/2023 ^(c)	23	23
3.850% due 11/15/2023 ^(c)	29	29
5.125% due 11/15/2043 ^(c)	25	26
3.750% due 02/15/2024 ^(c)	41	42
3.400% due 08/15/2024 ^(c)	35	36
3.500% due 06/15/2025 ^(c)	19	19
4.000% due 12/01/2046 ^(c)	2	2
3.300% due 03/15/2027 ^(c)	20	20
6.350% due 02/15/2038 ^(c)	19	20
5.400% due 01/15/2040 ^(c)	51	53
4.250% due 03/15/2046 ^(c)	4	4

Southern California Edison Co.
6.650% due 04/01/2029	2	2
5.750% due 04/01/2035	2	2
4.875% due 03/01/2049	1	1

Sprint Communications, Inc.
7.000% due 08/15/2020	610	624

Sprint Corp.
7.625% due 03/01/2026	7	8

Talen Energy Supply LLC
6.625% due 01/15/2028	4	4

		1,725

Total United States		8,356

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
9.750% due 05/17/2035 ^(c)	20	1
6.000% due 11/15/2026 ^(c)	300	25
6.000% due 05/16/2024 ^(c)	20	2

		28

Total Venezuela		28

Total Corporate Bonds & Notes (Cost $24,258)		24,861

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

UNITED KINGDOM 0.9%

Eurosail PLC
1.479% due 09/13/2045 •	GBP	513	$668
1.729% due 06/13/2045 •		796	1,048

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	308	320

Juno Eclipse Ltd.
0.000% due 11/20/2022 •		160	170

Total United Kingdom			2,206

UNITED STATES 2.3%

Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$32	33
6.000% due 07/25/2046 ^		79	77

Banc of America Funding Trust
4.366% due 05/20/2036 ^~		12	12

Banc of America Mortgage Trust
3.840% due 11/20/2046 ^~		7	6
6.000% due 10/25/2036 ^		19	19

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		78	75

Chase Mortgage Finance Trust
3.968% due 09/25/2036 ^~		38	36

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^		120	101
6.000% due 02/25/2037 ^		66	40
6.250% due 12/25/2036 ^•		27	19

Countrywide Home Loan Mortgage Pass-Through Trust
2.292% due 07/25/2037 ^•		19	10

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		39	35

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		337	167

Credit Suisse Mortgage Capital Certificates
3.525% due 12/29/2037 ~		179	148

First Horizon Alternative Mortgage Securities Trust
3.765% due 06/25/2036 ^~		289	269

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		8	7

JPMorgan Alternative Loan Trust
5.639% due 05/26/2037 ~		74	64

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		97	68

Merrill Lynch Mortgage Investors Trust
4.227% due 03/25/2036 ^~		14	10

OBX Trust
2.642% due 04/25/2048 •		488	489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
2.592% due 10/25/2045 •	$78	$72
5.500% due 03/25/2037 ^	426	389
6.250% due 03/25/2037 ^	32	29

Structured Adjustable Rate Mortgage Loan Trust
3.917% due 10/25/2036 ^~	1,744	1,380

Wells Fargo Alternative Loan Trust
4.870% due 07/25/2037 ^~	909	844

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,195

Total United States		5,594

Total Non-Agency Mortgage-Backed Securities (Cost $7,364)		7,800

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.1%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	326	342

Total California		342

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	18
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	150	162

Total Illinois		186

MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	195	202

Total Michigan		202

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(c)	30	24

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(c)	5	4
5.250% due 07/01/2037 ^(c)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(c)	20	16
5.700% due 07/01/2023 ^(c)	10	8

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(c)	$5	$4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	10	8

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	120	82
5.125% due 07/01/2037 ^(c)	10	7

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(c)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	76

Total Puerto Rico		240

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	375	362

Total Virginia		362

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	350	364

Total West Virginia		364

Total Municipal Bonds & Notes (Cost $1,352)		1,696

	SHARES
PREFERRED STOCKS 0.7%

GERMANY 0.5%

INDUSTRIALS 0.5%

Schaeffler AG	18,584	201

Volkswagen AG	5,996	1,180

		1,381

Total Germany		1,381

NETHERLANDS 0.0%

BANKING & FINANCE 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	25,000	36

Total Netherlands		36

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	$248

Total United Kingdom		248

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(h)	169,000	166

Total United States		166

Total Preferred Stocks (Cost $1,432)		1,831

REAL ESTATE INVESTMENT TRUSTS 0.7%

CANADA 0.2%

REAL ESTATE 0.2%

Artis Real Estate Investment Trust	15,966	146

Cominar Real Estate Investment Trust	14,772	161

Dream Office Real Estate Investment Trust	3,814	92

		399

Total Canada		399

UNITED STATES 0.5%

FINANCIALS 0.1%

Annaly Capital Management, Inc.	12,998	123

Diversified Healthcare Trust	17,227	145

		268

REAL ESTATE 0.4%

CoreCivic, Inc.	10,669	186

Iron Mountain, Inc.	1,134	36

Service Properties Trust	4,822	117

VICI Properties, Inc.	26,432	675

		1,014

Total United States		1,282

Total Real Estate Investment Trusts (Cost $1,397)		1,681

36	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

ARGENTINA 0.3%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	135	$70
3.750% due 12/31/2038 þ		$22	11
4.000% due 03/06/2020 (g)	ARS	543	6
4.625% due 01/11/2023		$127	63
5.625% due 01/26/2022		15	8
6.875% due 01/11/2048		70	34
7.125% due 07/06/2036		150	73
7.820% due 12/31/2033	EUR	227	147
15.500% due 10/17/2026	ARS	790	4
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		2,640	23
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		410	5
56.589% (ARLLMONP) due 06/21/2020 ~(a)		23,489	212
59.928% (BADLARPP) due 10/04/2022 ~(a)		26	1

Autonomous City of Buenos Aires Argentina
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		980	12

Provincia de Buenos Aires
45.979% due 05/31/2022 •		40	0
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		300	2

Total Argentina			671

KUWAIT 0.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$385	415

Total Kuwait			415

PERU 0.2%

Peru Government International Bond
5.400% due 08/12/2034	PEN	1	0
5.940% due 02/12/2029		378	129
6.150% due 08/12/2032		336	115
6.350% due 08/12/2028		347	122
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		235	86
8.200% due 08/12/2026		199	76

Total Peru			530

SAUDI ARABIA 0.3%

Saudi Government International Bond
2.875% due 03/04/2023		$200	204
4.500% due 10/26/2046		200	222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 10/04/2047		$200	$225

Total Saudi Arabia			651

SPAIN 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	60

Total Spain			60

TURKEY 0.2%

Turkey Government International Bond
4.625% due 03/31/2025		100	119
5.600% due 11/14/2024		$200	204
7.250% due 12/23/2023		200	217

Total Turkey			540

VENEZUELA 0.0%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		125	15
7.000% due 03/31/2038 ^(c)		2	0
7.650% due 04/21/2025 ^(c)		3	1
9.250% due 09/15/2027 ^(c)		44	5

Total Venezuela			21

Total Sovereign Issues (Cost $3,952)			2,888

U.S. GOVERNMENT AGENCIES 7.7%

UNITED STATES 7.7%

Uniform Mortgage-Backed Security
2.500% due 10/01/2049		100	99
3.000% due 11/01/2029		20	21
4.000% due 03/01/2049		2,930	3,050

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050		600	592
3.000% due 02/01/2050		2,700	2,735
3.500% due 01/01/2050		2,800	2,879
4.000% due 01/01/2050 - 02/01/2050		8,800	9,155

Total U.S. Government Agencies (Cost $18,495)			18,531

U.S. TREASURY OBLIGATIONS 1.9%

UNITED STATES 1.9%

U.S. Treasury Bonds
2.875% due 11/15/2046		600	658
3.000% due 02/15/2049		1,550	1,747

U.S. Treasury Inflation Protected Securities (g)
0.125% due 10/15/2024		201	202
0.250% due 07/15/2029		704	711

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 01/15/2027		$34	$35
0.375% due 07/15/2027		11	11
0.750% due 07/15/2028		513	539
0.875% due 01/15/2029		372	395
1.000% due 02/15/2048		104	115
1.000% due 02/15/2049		102	114

Total U.S. Treasury Obligations (Cost $4,240)			4,527

		SHARES
WARRANTS 0.1%

UNITED STATES 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc.		10,786	182

Total Warrants (Cost $212)			182

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (k) 0.2%
			538

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Cigna Corp.
2.250% (US0003M + 0.350%) due 03/17/2020 ~		40	40

ARGENTINA TREASURY BILLS 0.0%
41.333% due 04/03/2020 «~	ARS	570	8
43.313% due 06/22/2020 «~		3,120	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
59.051% due 02/26/2020 - 08/27/2020 (e)(f)	ARS	3,553	$47

Total Argentina Treasury Bills (Cost $145)			101

Total Short-Term Instruments (Cost $723)			679

Total Investments in Securities (Cost $235,631)			252,817

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III		195,674	1,936

Total Short-Term Instruments (Cost $1,936)			1,936

Total Investments in Affiliates (Cost $1,936)			1,936

Total Investments 105.4% (Cost $237,567)			$254,753

Financial Derivative Instruments (l)(m) (0.0)% (Cost or Premiums, net $(301))			(74)

Other Assets and Liabilities, net (5.4)%			(12,962)

Net Assets 100.0%			$241,717

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$2	$6	0.00%
Eneva S.A.	12/21/2017 - 12/03/2019	4	10	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$6	$17	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$538	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(549)	$538	$538

Total Repurchase Agreements						$(549)	$538	$538

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$538	$0	$0	$538	$(549)	$(11)

Total Borrowings and Other Financing Transactions	$538	$0	$0

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(1,808) at a weighted average interest rate of 2.455%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	$117.500	02/21/2020	55	$55	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.500	01/24/2020	1	$1	$0	$0
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	130.500	01/24/2020	1	1	(1)	0

Total Written Options					$(1)	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2020	179	$22,988	$(194)	$0	$(20)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2020	18	$(1,806)	$33	$9	$0
U.S. Treasury 5-Year Note March Futures	03/2020	28	(3,321)	16	1	0
United Kingdom Long Gilt March Futures	03/2020	19	(3,306)	19	32	(14)

				$68	$42	$(14)

Total Futures Contracts				$(126)	$42	$(34)

40	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$396	$(26)	$(13)	$(39)	$1	$0
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	100	(2)	0	(2)	0	0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	300	(5)	(3)	(8)	0	0

					$(33)	$(16)	$(49)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$300	$(16)	$6	$(10)	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	$	800	$0	$1	$1	$0	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	0	0	0	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	0	0	0	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		100	0	0	0	0	0
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		400	5	0	5	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		400	(22)	7	(15)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(84)	(88)	(172)	4	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(1)	1	0	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	108	(265)	(157)	14	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	6	2	8	1	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(4)	8	4	1	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(4)	2	(2)	1	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	0	(1)	(1)	1	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		300	18	1	19	1	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(2)	7	5	1	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(2)	7	5	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		1,400	(6)	(38)	(44)	16	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	4	3	1	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	12	11	1	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(3)	45	42	6	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(1)	35	34	3	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(2)	(17)	(19)	7	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	0	1	1	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	0	(2)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	175	156	331	0	(9)
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(1)	(6)	(7)	0	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	800	15	19	34	4	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	1,793	19	44	63	14	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	20,000	0	(4)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		125,000	9	(31)	(22)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.450%	Semi-Annual	03/20/2029	JPY	1,250,000	$(61)	$(323)	$(384)	$0	$(11)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		20,000	0	(6)	(6)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		10,000	0	(3)	(3)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		20,000	(1)	(5)	(6)	0	0
Pay	6-Month JPY-LIBOR	0.119	Semi-Annual	08/30/2029		20,000	0	(4)	(4)	0	0
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		9,000	0	(2)	(2)	0	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		8,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		8,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		8,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		10,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		12,000	0	(2)	(2)	0	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		9,600	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022	MXN	32,100	(5)	(7)	(12)	0	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	(2)	11	9	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	6	6	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	(1)	7	6	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	3	(1)	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	(4)	(4)	(8)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	(15)	(10)	(25)	0	(1)
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	(32)	(19)	0	(2)
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	14	14	0	(4)
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	9	9	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	3	2	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	5	5	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	0	(12)	(12)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(7)	(42)	(49)	0	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(4)	(4)	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	0	(3)	(3)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(9)	(9)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	1	(9)	(8)	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	1	(6)	(5)	0	0

							$133	$(513)	$(380)	$78	$(28)

Total Swap Agreements							$84	$(523)	$(439)	$79	$(28)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$42	$79	$121	$0	$(34)	$(28)	$(62)

42	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

Cash of $1,033 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2020		EUR	160	$		177	$0	$(3)
	01/2020		GBP	3,738			4,841	0	(112)
	01/2020		PEN	425			126	0	(2)
	01/2020	$		6		CLP	4,644	0	0
	01/2020			31		EUR	28	0	0
	01/2020			141		GBP	107	1	0
CBK	01/2020		AUD	26	$		18	0	(1)
	01/2020		BRL	853			212	0	0
	01/2020		JPY	8,400			77	0	0
	01/2020		PEN	103			30	0	(1)
	01/2020	$		204		BRL	853	9	0
	01/2020			37		CLP	29,041	2	0
	01/2020			74		MXN	1,442	2	0
	01/2020			128		PEN	425	0	0
	01/2020			32		TRY	188	0	(1)
	03/2020		PEN	425	$		128	0	0
GLM	01/2020		BRL	1			0	0	0
	01/2020		EUR	3,022			3,340	0	(51)
	01/2020		GBP	53			70	0	(1)
	01/2020	$		0		BRL	1	0	0
	01/2020			1		CLP	785	0	0
	01/2020			74		TRY	432	0	(1)
	02/2020			958		RUB	61,442	27	0
HUS	01/2020		GBP	62	$		80	0	(2)
	01/2020	$		2		CLP	1,568	0	0
	01/2020			106		GBP	79	0	(1)
	01/2020			488		MXN	9,663	22	0
	01/2020			393		RUB	26,006	25	0
	02/2020			89		CHF	87	1	0
	03/2020			394		INR	28,672	6	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	01/2020	$		64		MXN	1,289	$4	$0
	01/2020			111		TRY	643	0	(4)
MYI	01/2020			76			438	0	(2)
	02/2020		NZD	946	$		605	0	(32)
	03/2020		RUB	8,376			129	0	(5)
RYL	01/2020		CLP	7,161			9	0	0
	01/2020		MXN	2,731			141	0	(3)
	01/2020	$		11		CLP	8,731	0	0
	05/2020			139		MXN	2,731	3	0
SCX	01/2020			16		TRY	92	0	0
SSB	01/2020		BRL	855	$		210	0	(2)
	02/2020	$		210		BRL	855	2	0

Total Forward Foreign Currency Contracts								$104	$(224)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.HY-33 5-Year Index	Sell	100.000%	03/18/2020	100	$0	$0
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	02/19/2020	100	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	02/19/2020	100	0	0
GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	900	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	900	(1)	0

Total Written Options						$(2)	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.685%	$100	$(1)	$3	$2	$0
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	89.488	4	0	(2)	0	(2)
	Brazil Government International Bond	0.000	Quarterly	12/20/2022	0.570	245	(8)	11	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	300	(5)	5	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	40	(1)	2	1	0
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	93.803	250	30	(166)	0	(136)
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	200	(3)	3	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.510	50	(1)	2	1	0

44	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	0.494%	$100	$(1)	$3	$2	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	100	(1)	2	1	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.397	200	(37)	40	3	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.883	400	(12)	14	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	300	(5)	10	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	100	(1)	2	1	0
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.229	100	(5)	4	0	(1)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	500	(3)	8	5	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.075	400	(8)	7	0	(1)

							$(62)	$(52)	$26	$(140)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$2,300	$(128)	$158	$30	$0
FBF	CMBX.NA.AAA.9 Index	0.500	Monthly	09/18/2058	500	(20)	27	7	0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,000	(85)	129	44	0
MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,600	(88)	109	21	0
SAL	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	100	1	0	1	0

						$(320)	$423	$103	$0

Total Swap Agreements						$(382)	$371	$129	$(140)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$1	$0	$2	$3	$(117)	$0	$0	$(117)	$(114)	$0	$(114)
CBK	13	0	4	17	(3)	0	(2)	(5)	12	0	12
DUB	0	0	30	30	0	0	(136)	(136)	(106)	0	(106)
FBF	0	0	7	7	0	0	0	0	7	0	7

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
GLM	$27	$0	$0	$27	$(53)	$0	$0	$(53)	$(26)	$0	$(26)
GST	0	0	51	51	0	(2)	0	(2)	49	0	49
HUS	54	0	8	62	(3)	0	0	(3)	59	0	59
JPM	4	0	0	4	(4)	0	(1)	(5)	(1)	0	(1)
MYC	0	0	26	26	0	0	(1)	(1)	25	0	25
MYI	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
RYL	3	0	0	3	(3)	0	0	(3)	0	0	0
SAL	0	0	1	1	0	0	0	0	1	0	1
SSB	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$104	$0	$129	$233	$(224)	$(2)	$(140)	$(366)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	1	0	0	78	79

	$0	$1	$0	$0	$120	$121

46	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$104	$0	$104
Swap Agreements	0	129	0	0	0	129

	$0	$129	$0	$104	$0	$233

	$0	$130	$0	$104	$120	$354

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34	$34
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$62	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$224	$0	$224
Written Options	0	2	0	0	0	2
Swap Agreements	0	140	0	0	0	140

	$0	$142	$0	$224	$0	$366

	$0	$142	$0	$224	$62	$428

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	458	458
Swap Agreements	0	(3)	0	0	(807)	(810)

	$0	$(3)	$0	$0	$(352)	$(355)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$246	$0	$246
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	7	0	0	8	15
Swap Agreements	0	77	0	0	0	77

	$0	$84	$0	$246	$7	$337

	$0	$81	$0	$246	$(345)	$(18)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(519)	(519)
Swap Agreements	0	(6)	0	0	878	872

	$0	$(6)	$0	$0	$361	$355

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Written Options	0	(4)	0	0	0	(4)
Swap Agreements	0	(50)	0	0	0	(50)

	$0	$(54)	$0	$(69)	$0	$(123)

	$0	$(60)	$0	$(69)	$361	$232

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$1,246	$0	$1,246
United States	0	7,183	0	7,183
Loan Participations and Assignments
Canada	0	4	0	4
Luxembourg	0	27	0	27
United Arab Emirates	0	93	0	93
United States	0	1,244	261	1,505
Common Stocks
Australia
Communication Services	0	617	0	617
Consumer Discretionary	0	230	0	230
Consumer Staples	0	695	0	695
Energy	0	262	0	262
Financials	0	4,025	0	4,025
Materials	0	710	0	710
Austria
Energy	0	38	0	38
Materials	0	195	0	195
Belgium
Communication Services	0	151	0	151
Financials	0	376	0	376
Industrials	0	131	0	131
Bermuda
Financials	87	0	0	87
Brazil
Energy	0	6	12	18
Utilities	0	10	0	10
Canada
Communication Services	132	0	0	132
Consumer Discretionary	151	0	0	151
Energy	617	0	0	617
Financials	1,648	0	0	1,648
Utilities	450	0	0	450
Finland
Financials	0	554	0	554
France
Communication Services	360	1,232	0	1,592
Consumer Discretionary	0	704	0	704
Consumer Staples	541	681	0	1,222
Energy	0	795	0	795
Financials	0	5,076	0	5,076
Health Care	0	2,299	0	2,299
Industrials	0	1,208	0	1,208
Utilities	0	572	0	572
Germany
Communication Services	109	0	0	109
Consumer Discretionary	0	2,945	0	2,945
Consumer Staples	0	380	0	380
Financials	0	1,267	0	1,267
Health Care	0	1,477	0	1,477
Industrials	787	176	0	963

48	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Materials	$0	$1,682	$0	$1,682
Hong Kong
Communication Services	0	36	0	36
Consumer Discretionary	0	504	0	504
Information Technology	0	86	0	86
Real Estate	0	1,081	0	1,081
Israel
Communication Services	0	117	0	117
Materials	0	191	0	191
Italy
Energy	0	1,187	0	1,187
Financials	0	1,105	0	1,105
Utilities	0	1,627	0	1,627
Japan
Communication Services	0	1,539	0	1,539
Consumer Discretionary	0	6,916	0	6,916
Consumer Staples	0	1,055	0	1,055
Energy	0	119	0	119
Financials	0	6,805	0	6,805
Health Care	0	1,048	0	1,048
Industrials	0	5,061	0	5,061
Information Technology	0	4,724	0	4,724
Materials	0	2,238	0	2,238
Real Estate	0	86	0	86
Utilities	0	1,395	0	1,395
Jersey, Channel Islands
Materials	41	0	0	41
Luxembourg
Communication Services	109	121	0	230
Materials	140	0	0	140
Netherlands
Communication Services	231	161	0	392
Consumer Staples	0	87	0	87
Energy	0	2,126	0	2,126
Financials	0	304	0	304
Industrials	0	409	0	409
New Zealand
Materials	0	150	0	150
Norway
Communication Services	0	113	0	113
Energy	0	604	0	604
Financials	0	100	0	100
Materials	0	150	0	150
Portugal
Utilities	0	527	0	527
Singapore
Industrials	0	260	0	260
Spain
Communication Services	0	1,375	0	1,375
Financials	0	2,559	0	2,559
Industrials	0	496	0	496
Utilities	0	544	0	544
Sweden
Communication Services	0	198	0	198
Consumer Discretionary	0	315	0	315
Financials	369	671	0	1,040
Industrials	0	232	0	232
Switzerland
Communication Services	0	220	0	220

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Consumer Discretionary	$188	$0	$0	$188
Financials	0	2,749	0	2,749
Health Care	0	1,856	0	1,856
Industrials	0	764	0	764
Information Technology	123	0	0	123
United Kingdom
Communication Services	0	1,143	0	1,143
Consumer Discretionary	168	734	0	902
Consumer Staples	0	794	0	794
Energy	0	1,571	0	1,571
Financials	0	3,953	0	3,953
Health Care	0	429	0	429
Industrials	0	1,179	0	1,179
Materials	0	221	0	221
Utilities	550	1,547	0	2,097
United States
Communication Services	5,887	0	0	5,887
Consumer Discretionary	8,438	0	0	8,438
Consumer Staples	8,563	0	0	8,563
Energy	5,754	0	0	5,754
Financials	18,199	0	0	18,199
Health Care	8,936	0	0	8,936
Industrials	5,202	0	1	5,203
Information Technology	8,006	0	0	8,006
Materials	2,044	0	0	2,044
Utilities	6,146	0	0	6,146
Convertible Bonds & Notes
Jersey, Channel Islands
Utilities	0	1	0	1
United States
Industrials	0	17	0	17
Corporate Bonds & Notes
Argentina
Industrials	0	0	26	26
Australia
Industrials	0	4	0	4
Bermuda
Banking & Finance	0	450	0	450
Industrials	0	5	0	5
Brazil
Industrials	0	40	0	40
Utilities	0	454	0	454
Canada
Banking & Finance	0	38	0	38
Industrials	0	112	0	112
Cayman Islands
Banking & Finance	0	2,181	0	2,181
Industrials	0	43	0	43
Utilities	0	80	0	80
Curacao
Industrials	0	2	0	2
France
Banking & Finance	0	219	0	219
Industrials	0	1,307	0	1,307
Germany
Banking & Finance	0	1,608	0	1,608
Industrials	0	17	0	17
Ireland
Banking & Finance	0	212	0	212
Industrials	0	535	0	535

50	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Italy
Banking & Finance	$0	$432	$0	$432
Japan
Utilities	0	400	0	400
Jersey, Channel Islands
Industrials	0	395	0	395
Luxembourg
Banking & Finance	0	433	0	433
Industrials	0	612	0	612
Utilities	0	679	0	679
Mexico
Industrials	0	127	0	127
Multinational
Industrials	0	6	0	6
Netherlands
Banking & Finance	0	488	0	488
Industrials	0	45	0	45
Peru
Banking & Finance	0	30	0	30
Singapore
Industrials	0	7	0	7
Switzerland
Banking & Finance	0	216	0	216
Turkey
Banking & Finance	0	207	0	207
United Kingdom
Banking & Finance	0	3,976	0	3,976
Industrials	0	1,091	0	1,091
United States
Banking & Finance	0	2,645	0	2,645
Industrials	0	3,986	0	3,986
Utilities	0	1,725	0	1,725
Venezuela
Industrials	0	28	0	28
Non-Agency Mortgage-Backed Securities
United Kingdom	0	2,206	0	2,206
United States	0	5,594	0	5,594
Municipal Bonds & Notes
California	0	342	0	342
Illinois	0	186	0	186
Michigan	0	202	0	202
Puerto Rico	0	240	0	240
Virginia	0	362	0	362
West Virginia	0	364	0	364
Preferred Stocks
Germany
Industrials	0	1,381	0	1,381
Netherlands
Banking & Finance	0	36	0	36
United Kingdom
Banking & Finance	0	248	0	248
United States
Industrials	0	166	0	166
Real Estate Investment Trusts
Canada
Real Estate	399	0	0	399
United States
Financials	268	0	0	268
Real Estate	1,014	0	0	1,014

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(Unaudited)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Sovereign Issues
Argentina	$0	$671	$0	$671
Kuwait	0	415	0	415
Peru	0	530	0	530
Saudi Arabia	0	651	0	651
Spain	0	60	0	60
Turkey	0	540	0	540
Venezuela	0	21	0	21
U.S. Government Agencies
United States	0	18,531	0	18,531
U.S. Treasury Obligations
United States	0	4,527	0	4,527
Warrants
United States
Communication Services	0	182	0	182
Short-Term Instruments
Repurchase Agreements	0	538	0	538
Short-Term Notes	0	40	0	40
Argentina Treasury Bills	0	47	54	101
	$85,657	$166,806	$354	$252,817

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,936	$0	$0	$1,936
Total Investments	$87,593	$166,806	$354	$254,753

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	42	79	0	121
Over the counter	0	233	0	233
	$42	$312	$0	$354

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(34)	(28)	0	(62)
Over the counter	0	(366)	0	(366)
	$(34)	$(394)	$0	$(428)
Total Financial Derivative Instruments	$8	$(82)	$0	$(74)
Totals	$87,601	$166,724	$354	$254,679

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2019

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

54	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

56	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the

SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Notes to Financial Statements (Cont.)

primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

58	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short

60	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$217	$15,919	$(14,200)	$0	$0	$1,936	$18	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically

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Notes to Financial Statements (Cont.)

less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

62	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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Notes to Financial Statements (Cont.)

While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

64	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

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Notes to Financial Statements (Cont.)

repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the

66	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its

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Notes to Financial Statements (Cont.)

exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is

68	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

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Notes to Financial Statements (Cont.)

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

70	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the

SEMIANNUAL REPORT	DECEMBER 31, 2019	71

Notes to Financial Statements (Cont.)

cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a

72	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

SEMIANNUAL REPORT	DECEMBER 31, 2019	73

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

74	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Notes to Financial Statements (Cont.)

operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of

76	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.30%	0.40%	0.50%*(1)	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2019, the Distributor retained $9,432 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

78	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2019, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$29	$30	$19	$78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$291	$3,167

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	DECEMBER 31, 2019	79

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$141,515	$146,802	$23,359	$44,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	310	$3,496	528	$5,967

I-2	507	5,633	906	10,177

Class A	953	10,780	1,617	18,175

Class C	207	2,357	546	6,093

Issued as reinvestment of distributions

Institutional Class	45	523	83	895

I-2	44	506	69	753

Class A	221	2,547	385	4,155

Class C	103	1,195	192	2,046

Cost of shares redeemed

Institutional Class	(373)	(4,140)	(770)	(8,697)

I-2	(543)	(6,120)	(1,070)	(12,087)

Class A	(1,448)	(16,342)	(3,151)	(35,471)

Class C	(1,558)	(17,578)	(3,414)	(38,345)

Net increase (decrease) resulting from Fund share transactions	(1,532)	$(17,143)	(4,079)	$(46,339)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO EQUITY SERIES

(Unaudited)

December 31, 2019

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$67,137	$29,452

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$238,609	$29,204	$(13,758)	$15,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2019	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
FBF	Credit Suisse International	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CHF	Swiss Franc	PEN	Peruvian New Sol
CLP	Chilean Peso	RUB	Russian Ruble
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	SP - ADR	Sponsored American Depositary Receipt
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

82	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series, except the PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included,

SEMIANNUAL REPORT	DECEMBER 31, 2019	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems

84	PIMCO EQUITY SERIES

(Unaudited)

relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

SEMIANNUAL REPORT	DECEMBER 31, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting.

The Board noted that, as of March 31, 2019, 87%, 93% and 100% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net-of-fees over the three-, five- and ten-year periods. The Board discussed these and other performance-related developments.

86	PIMCO EQUITY SERIES

(Unaudited)

The Board reviewed materials indicating that, according to the Lipper Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The

SEMIANNUAL REPORT	DECEMBER 31, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

88	PIMCO EQUITY SERIES

(Unaudited)

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs

SEMIANNUAL REPORT	DECEMBER 31, 2019	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

90	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES4001SAR_123119

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2019

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	44

PIMCO RAE Global ex-US Fund	12	45

PIMCO RAE International Fund	14	46

PIMCO RAE US Fund	16	57

PIMCO RAE US Small Fund	18	61

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the

2	PIMCO EQUITY SERIES

MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index, returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021.

4	PIMCO EQUITY SERIES

The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

6	PIMCO EQUITY SERIES

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SEMIANNUAL REPORT	DECEMBER 31, 2019	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019*

	6 Months**	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	4.29%	13.69%	5.44%	3.61%	6.23%
PIMCO RAE Emerging Markets Fund Class I-2	4.10%	13.54%	5.31%	3.55%	6.19%
PIMCO RAE Emerging Markets Fund Class A	4.07%	13.28%	5.14%	3.47%	6.13%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	0.20%	9.06%	4.34%	3.07%	5.84%
MSCI Emerging Markets Value Index±	2.82%	11.96%	3.67%	2.08%	4.79%
MSCI Emerging Markets Index±± ª	7.09%	18.42%	5.61%	3.68%	5.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for Institutional Class shares 1.06% for I-2 shares and 1.31% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of December 31, 2019†§

China	18.3%
South Korea	16.1%
Russia	11.4%
Taiwan	10.5%
Brazil	9.1%
India	6.4%
South Africa	4.6%
Hong Kong	4.5%
Turkey	4.2%
Short-Term Instruments	3.4%
Mexico	2.8%
Thailand	2.1%
Malaysia	1.6%
Greece	1.5%
Poland	1.2%
Indonesia	1.2%
Other	1.1%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology and consumer staples sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

PIMCO RAE Global Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	7.54%	19.62%	6.55%
PIMCO RAE Global Fund Class I-2	7.41%	19.52%	6.42%
PIMCO RAE Global Fund Class A	7.24%	19.16%	6.18%
PIMCO RAE Global Fund Class A (adjusted)	3.19%	14.66%	5.29%
MSCI All Country World Value Index±	7.27%	20.59%	6.20%
MSCI All Country World Index±± ª	8.92%	26.60%	8.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.20% for Institutional Class shares, 1.30% for I-2 shares and 1.55% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of December 31, 2019†§

PIMCO RAE International Fund	46.9%
PIMCO RAE US Fund	39.9%
PIMCO RAE Emerging Markets Fund	13.2%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy and materials sectors contributed to relative returns, as the sectors’ underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the consumer discretionary sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the communications services and financials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	5.96%	15.94%	4.16%
PIMCO RAE Global ex-US Fund Class I-2	5.89%	15.77%	4.04%
PIMCO RAE Global ex-US Fund Class A	5.76%	15.44%	3.80%
PIMCO RAE Global ex-US Fund Class A (adjusted)	1.75%	11.13%	2.94%
MSCI All Country World ex US Value Index±	5.17%	15.72%	3.10%
MSCI All Country World ex US Index±± ª	6.96%	21.51%	4.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 22 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.31% for Institutional Class shares 1.41% for I-2 shares and 1.66% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of December 31, 2019†§

PIMCO RAE International Fund	77.7%
PIMCO RAE Emerging Markets Fund	22.3%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the energy, financials and materials sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the industrials, information technology and health care sectors contributed to relative returns, as the sectors’ and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communications services and consumer discretionary sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	6.41%	16.59%	3.73%
PIMCO RAE International Fund Class I-2	6.34%	16.41%	3.66%
PIMCO RAE International Fund Class A	6.29%	16.17%	3.39%
PIMCO RAE International Fund Class A (adjusted)	2.26%	11.86%	2.53%
MSCI EAFE Value Index±	5.94%	16.09%	2.63%
MSCI EAFE Index±±ª	7.01%	22.01%	4.71%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for Institutional Class shares 0.71% for I-2 shares and 0.96% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of December 31, 2019†§

Japan	25.8%
United Kingdom	12.6%
France	11.0%
Germany	9.9%
Canada	6.5%
Switzerland	6.1%
Australia	5.3%
Spain	4.1%
Italy	4.0%
Netherlands	2.8%
Short-Term Instruments	2.0%
Hong Kong	1.7%
Sweden	1.6%
Ireland	1.0%
Other	5.6%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the energy, financials and materials sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the industrials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communications services and consumer discretionary sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances, at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019*

	6 Months**	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	9.67%	24.87%	8.61%	12.51%	8.48%
PIMCO RAE US Fund Class I-2	9.60%	24.74%	8.50%	12.46%	8.45%
PIMCO RAE US Fund Class A	9.43%	24.33%	8.21%	12.31%	8.35%
PIMCO RAE US Fund Class A (adjusted)	5.29%	19.73%	7.38%	11.88%	8.08%
Russell 1000® Value Index±	8.86%	26.54%	8.29%	11.80%	7.62%♦
S&P 500 Index±±ª	10.92%	31.49%	11.70%	13.56%	8.99% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** Cumulative return.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.51% for Institutional Class shares, 0.61% for I-2 shares and 0.91% for Class A shaes. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of December 31, 2019†§

Financials	18.0%
Information Technology	17.4%
Health Care	11.3%
Consumer Discretionary	10.0%
Consumer Staples	9.8%
Industrials	8.8%
Communication Services	7.9%
Utilities	6.5%
Energy	5.1%
Short-Term Instruments	2.2%
Materials	1.9%
Real Estate	1.1%

†  % of Investments, at value.

§ Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary, health care and consumer staples sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the communications services sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019*

	6 Months**	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	7.32%	20.22%	6.55%	11.59%	8.03%
PIMCO RAE US Small Fund Class I-2	7.30%	20.13%	6.44%	11.54%	7.99%
PIMCO RAE US Small Fund Class A	7.10%	19.76%	6.15%	11.39%	7.88%
PIMCO RAE US Small Fund Class A (adjusted)	3.12%	15.26%	5.34%	10.98%	7.60%
Russell 2000® Value Index±	7.87%	22.39%	6.99%	10.56%	7.02%	♦
Russell 2000® Index±± ª	7.30%	25.53%	8.23%	11.83%	8.09%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

** Cumulative return.

♦ Average annual total return since 9/30/2005

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.63% for Institutional Class shares, 0.73% for I-2 shares and 1.03% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of December 31, 2019†§

Industrials	18.0%
Financials	16.2%
Consumer Discretionary	16.2%
Real Estate	11.8%
Information Technology	11.2%
Materials	5.9%
Consumer Staples	4.7%
Health Care	4.4%
Utilities	4.2%
Communication Services	2.9%
Energy	2.5%
Short-Term Instruments	2.0%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the consumer discretionary and health care sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the real estate and information technology sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the utilities sector detracted from relative returns, as the sector outperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,042.90	$3.87	$1,000.00	$1,021.48	$3.83	0.75%
I-2	1,000.00	1,041.00	4.38	1,000.00	1,020.98	4.34	0.85
Class A	1,000.00	1,040.70	5.67	1,000.00	1,019.71	5.61	1.10

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$1,075.40	$0.05	$1,000.00	$1,025.22	$0.05	0.01%
I-2	1,000.00	1,074.10	0.58	1,000.00	1,024.72	0.56	0.11
Class A	1,000.00	1,072.40	1.89	1,000.00	1,023.45	1.84	0.36

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,059.60	$0.05	$1,000.00	$1,025.22	$0.05	0.01%
I-2	1,000.00	1,058.90	0.57	1,000.00	1,024.72	0.56	0.11
Class A	1,000.00	1,057.60	1.87	1,000.00	1,023.45	1.84	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,064.10	$2.66	$1,000.00	$1,022.70	$2.61	0.51%
I-2	1,000.00	1,063.40	3.18	1,000.00	1,022.19	3.12	0.61
Class A	1,000.00	1,062.90	4.48	1,000.00	1,020.93	4.39	0.86

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,096.70	$2.12	$1,000.00	$1,023.25	$2.05	0.40%
I-2	1,000.00	1,096.00	2.65	1,000.00	1,022.75	2.56	0.50
Class A	1,000.00	1,094.30	4.23	1,000.00	1,021.23	4.09	0.80

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,073.20	$2.62	$1,000.00	$1,022.75	$2.56	0.50%
I-2	1,000.00	1,073.00	3.14	1,000.00	1,022.24	3.07	0.60
Class A	1,000.00	1,071.00	4.71	1,000.00	1,020.72	4.60	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2019 - 12/31/2019+	$9.92	$0.15	$0.27	$0.42	$(0.24)	$(0.03)	$0.00	$(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)

06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)

06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	9.86	0.19	0.21	0.40	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)

06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)

06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Class A

07/01/2019 - 12/31/2019+	9.84	0.14	0.26	0.40	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00

PIMCO RAE Global Fund
Institutional Class

07/01/2019 - 12/31/2019+	$10.30	$0.37	$0.40	$0.77	$(0.34)	$(0.38)	$0.00	$(0.72)

06/30/2019	11.04	0.31	(0.26)	0.05	(0.30)	(0.49)	0.00	(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	10.27	0.35	0.41	0.76	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class A

07/01/2019 - 12/31/2019+	10.20	0.32	0.42	0.74	(0.33)	(0.38)	0.00	(0.71)

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2019 - 12/31/2019+	$10.23	$0.37	$0.24	$0.61	$(0.37)	$(0.28)	$0.00	$(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	10.20	0.21	0.39	0.60	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.07	4.29%	$3,203,432	0.75	%*	0.96	%*	0.75	%*	0.96	%*	3.18	%*	12%

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94		25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43

8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30

9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

10.04	4.10	4,277	0.85	*	1.06	*	0.85	*	1.06	*	3.97	*	12

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43

8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30

9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

9.99	4.07	13,006	1.10	*	1.31	*	1.10	*	1.31	*	3.00	*	12

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43

8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30

9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

$10.35	7.54%	$320,464	0.01	%*	0.71	%*	0.01	%*	0.71	%*	7.11	%*	13%

10.30	1.07	292,168	0.02		0.71		0.02		0.71		2.97		38

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07		19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20

9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13

9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

10.31	7.41	220	0.11	*	0.81	*	0.11	*	0.81	*	6.63	*	13

10.27	1.00	218	0.12		0.81		0.12		0.81		3.01		38

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20

9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13

9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

10.23	7.24	1,587	0.36	*	1.06	*	0.36	*	1.06	*	6.20	*	13

10.20	0.82	1,901	0.37		1.06		0.37		1.06		2.58		38

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20

9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13

9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

$10.19	5.96%	$74,532	0.01	%*	0.77	%*	0.01	%*	0.77	%*	7.22	%*	9%

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13		17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8

8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8

9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

10.16	5.89	165	0.11	*	0.87	*	0.11	*	0.87	*	4.17	*	9

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8

8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8

9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Global ex-US Fund (Cont.)
Class A

07/01/2019 - 12/31/2019+	$10.14	$1.01	$(0.43)	$0.58	$(0.36)	$(0.28)	$0.00	$(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

PIMCO RAE International Fund
Institutional Class

07/01/2019 - 12/31/2019+	$9.74	$0.10	$0.53	$0.63	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	9.71	0.09	0.53	0.62	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A

07/01/2019 - 12/31/2019+	9.64	0.08	0.53	0.61	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)

06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE US Fund
Institutional Class

07/01/2019 - 12/31/2019+	$11.09	$0.14	$0.93	$1.07	$(0.32)	$(0.25)	$0.00	$(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	11.04	0.13	0.92	1.05	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A

07/01/2019 - 12/31/2019+	10.93	0.11	0.91	1.02	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)

06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.08	5.76%	$11,265	0.36	%*	1.12	%*	0.36	%*	1.12	%*	19.40	%*	9%

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8

8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8

9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

$9.96	6.52%	$532,006	0.51	%*	0.62	%*	0.50	%*	0.61	%*	2.01	%*	16%

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41		41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20

8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39

9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

9.91	6.34	1,216	0.61	*	0.72	*	0.60	*	0.71	*	1.88	*	16

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20

8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39

9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

9.85	6.29	4,725	0.86	*	0.97	*	0.85	*	0.96	*	1.71	*	16

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20

8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39

9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

$11.59	9.67%	$765,850	0.40	%*	0.51	%*	0.40	%*	0.51	%*	2.41	%*	13%

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39		32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31

9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42

9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

11.53	9.60	22,998	0.50	*	0.61	*	0.50	*	0.61	*	2.31	*	13

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31

9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42

9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

11.41	9.43	8,179	0.80	*	0.91	*	0.80	*	0.91	*	2.02	*	13

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31

9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42

9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund
Institutional Class

07/01/2019 - 12/31/2019+	$10.72	$0.11	$0.69	$0.80	$(0.18)	$0.00	$0.00	$(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00
I-2

07/01/2019 - 12/31/2019+	10.67	0.10	0.68	0.78	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A

07/01/2019 - 12/31/2019+	10.60	0.08	0.67	0.75	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.34	7.42%	$170,232	0.50	%*	0.61	%*	0.50	%*	0.61	%*	1.93	%*	14%

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52		64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45

9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85

9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

11.28	7.30	2,647	0.60	*	0.71	*	0.60	*	0.71	*	1.78	*	14

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45

9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85

9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

11.20	7.10	4,490	0.90	*	1.01	*	0.90	*	1.01	*	1.48	*	14

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07		64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45

9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85

9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$3,210,611	$0	$0	$533,029	$805,305	$177,024
Investments in Affiliates	101,802	322,013	85,891	9,736	11,830	3,009
Cash	1	0	91	1	0	0
Foreign currency, at value	1,773	0	0	485	0	0
Receivable for investments sold	178	0	0	1,468	2,895	1
Receivable for investments in Affiliates sold	0	10,512	0	0	0	0
Receivable for Fund shares sold	284	0	0	9,618	733	54
Interest and/or dividends receivable	12,495	0	0	1,779	1,141	366
Reimbursement receivable from PIMCO	540	192	55	47	71	15
Other assets	3,068	0	0	2,786	0	0
Total Assets	3,330,752	332,717	86,037	558,949	821,975	180,469

Liabilities:

Payable for investments purchased	$0	$0	$0	$2	$0	$0
Payable upon return of securities loaned	104,870	0	0	12,509	11,830	3,009
Payable for Fund shares redeemed	2,565	207	16	8,221	12,774	0
Overdraft due to custodian	0	10,045	0	0	0	0
Accrued investment advisory fees	1,320	111	29	134	170	52
Accrued supervisory and administrative fees	1,190	83	27	134	172	38
Accrued servicing fees	3	0	3	1	2	1
Accrued taxes payable	84	0	0	0	0	0
Other liabilities	5	0	0	1	0	0
Total Liabilities	110,037	10,446	75	21,002	24,948	3,100

Net Assets	$3,220,715	$322,271	$85,962	$537,947	$797,027	$177,369

Net Assets Consist of:

Paid in capital	$2,903,834	$278,344	$83,989	$504,854	$584,396	$159,365
Distributable earnings (accumulated loss)	316,881	43,927	1,973	33,093	212,631	18,004

Net Assets	$3,220,715	$322,271	$85,962	$537,947	$797,027	$177,369

Cost of investments in securities	$2,803,873	$0	$0	$467,005	$582,521	$149,944
Cost of investments in Affiliates	$101,802	$279,667	$83,217	$9,736	$11,830	$3,009
Cost of foreign currency held	$1,755	$0	$0	$479	$0	$0

* Includes repurchase agreements of:	$9,524	$0	$0	$1,368	$5,774	$599
^ Includes securities on loan of:	$99,193	$0	$0	$11,855	$11,510	$2,934

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$3,203,432	$320,464	$74,532	$532,006	$765,850	$170,232
I-2	4,277	220	165	1,216	22,998	2,647
Class A	13,006	1,587	11,265	4,725	8,179	4,490

Shares Issued and Outstanding:

Institutional Class	318,074	30,967	7,317	53,435	66,099	15,017
I-2	426	21	16	123	1,995	235
Class A	1,301	155	1,118	480	717	401

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.07	$10.35	$10.19	$9.96	$11.59	$11.34
I-2	10.04	10.31	10.16	9.91	11.53	11.28
Class A	9.99	10.23	10.08	9.85	11.41	11.20

(a)	Includes adjustments required by U.S. GAAP and may differ from a shareholder’s net asset value or total return.

SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$79	$3	$0	$18	$31	$6
Dividends, net of foreign taxes*	57,068	0	0	6,265	10,849	1,876
Dividends from Investments in Affiliates	0	10,760	3,118	0	0	0
Securities lending income	1,111	0	0	180	190	15
Total Income	58,258	10,763	3,118	6,463	11,070	1,897

Expenses:

Investment advisory fees	7,380	604	159	768	980	273
Supervisory and administrative fees	6,655	454	141	771	996	199
Servicing fees - Class A	20	2	5	6	10	5
Trustee fees	106	13	3	22	33	6
Interest expense	22	7	0	15	20	1
Miscellaneous expense	72	7	2	13	19	4
Total Expenses	14,255	1,087	310	1,595	2,058	488
Waiver and/or Reimbursement by PIMCO	(3,058)	(1,056)	(301)	(278)	(425)	(84)
Net Expenses	11,197	31	9	1,317	1,633	404

Net Investment Income (Loss)	47,061	10,732	3,109	5,146	9,437	1,493

Net Realized Gain (Loss):

Investments in securities	(22,036)	0	0	(7,580)	14,391	(598)
Investments in Affiliates	0	1,823	(101)	0	0	0
Net capital gain distributions received from Affiliate investments	0	2,927	63	0	0	0
Over the counter financial derivative instruments	(13)	0	0	(2)	0	0
Foreign currency	(880)	0	0	47	0	0

Net Realized Gain (Loss)	(22,929)	4,750	(38)	(7,535)	14,391	(598)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	144,094	0	0	32,718	48,305	10,785
Investments in Affiliates	0	8,636	1,579	0	0	0
Foreign currency assets and liabilities	39	0	0	12	0	0

Net Change in Unrealized Appreciation (Depreciation)	144,133	8,636	1,579	32,730	48,305	10,785

Net Increase (Decrease) in Net Assets Resulting from Operations	$168,265	$24,118	$4,650	$30,341	$72,133	$11,680

* Foreign tax withholdings - Dividends	$8,652	$0	$0	$511	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$47,061	$60,975	$10,732	$10,021	$3,109	$2,372
Net realized gain (loss)	(22,929)	(1,282)	4,750	16,602	(38)	1,398
Net change in unrealized appreciation (depreciation)	144,133	13,780	8,636	(22,541)	1,579	(5,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	168,265	73,473	24,118	4,082	4,650	(1,443)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(84,783)	(196,507)	(21,865)	(26,023)	(4,610)	(1,951)
I-2	(93)	(1,053)	(15)	(170)	(10)	(12)
Class A	(327)	(838)	(120)	(137)	(680)	(37)
Class C	0	0 (a)	0	0 (a)	0	0 (a)

Tax basis return of capital
Institutional Class	0	0	0	0	0	0
I-2	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0 (a)	0	0 (a)	0	0 (a)

Total Distributions(b)	(85,203)	(198,398)	(22,000)	(26,330)	(5,300)	(2,000)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	472,210	914,568	25,866	(49,682)	8,519	1,488

Total Increase (Decrease) in Net Assets	555,272	789,643	27,984	(71,930)	7,869	(1,955)

Net Assets:

Beginning of period	2,665,443	1,875,800	294,287	366,217	78,093	80,048
End of period	$3,220,715	$2,665,443	$322,271	$294,287	$85,962	$78,093

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

$5,146	$19,132	$9,437	$18,888	$1,493	$2,244
(7,535)	(8,063)	14,391	18,139	(598)	(2,279)
32,730	(26,024)	48,305	(81)	10,785	(11,998)

30,341	(14,955)	72,133	36,946	11,680	(12,033)

(21,270)	(28,805)	(37,126)	(45,510)	(2,600)	(10,827)
(46)	(52)	(1,094)	(389)	(39)	(196)
(183)	(229)	(381)	(672)	(61)	(302)
0	0 (a)	0	0 (a)	0	0 (a)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0 (a)	0	0 (a)	0	0 (a)

(21,499)	(29,086)	(38,601)	(46,571)	(2,700)	(11,325)

(23,806)	45,199	(4,700)	(12,713)	42,578	10,175

(14,964)	1,158	28,832	(22,338)	51,558	(13,183)

552,911	551,753	768,195	790,533	125,811	138,994
$537,947	$552,911	$797,027	$768,195	$177,369	$125,811

SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 97.3%

AUSTRALIA 0.0%

MATERIALS 0.0%

MMG Ltd. (a)	1,512,000	$454

Total Australia		454

BRAZIL 7.7%

COMMUNICATION SERVICES 0.4%

Telefonica Brasil S.A. ADR	609,761	8,732

TIM Participacoes S.A. ADR	184,133	3,519

		12,251

CONSUMER DISCRETIONARY 0.5%

Cogna Educacao	812,900	2,321

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	315,200	2,344

Grendene S.A.	151,000	463

Guararapes Confeccoes S.A.	322,300	1,945

MRV Engenharia e Participacoes S.A.	349,800	1,881

Petrobras Distribuidora S.A.	132,400	992

Via Varejo S.A. (a)	2,218,100	6,190

		16,136

CONSUMER STAPLES 1.0%

Ambev S.A.	913,900	4,254

BRF S.A. (a)	1,004,900	8,821

JBS S.A.	2,139,000	13,773

Marfrig Global Foods S.A. (a)	1,649,200	4,092

Natura & Co. Holding S.A.	183,500	1,770

		32,710

ENERGY 1.0%

Cosan Ltd. ‘A’ (a)	380,361	8,687

Cosan S.A.	89,300	1,552

Petroleo Brasileiro S.A. SP - ADR	1,334,994	21,280

Ultrapar Participacoes S.A.	71,100	453

		31,972

FINANCIALS 2.8%

Banco Bradesco S.A. ADR	3,105,484	27,794

Banco BTG Pactual S.A.	91,186	1,732

Banco do Brasil S.A.	1,903,200	25,119

Banco Santander Brasil S.A.	365,200	4,516

Itau Unibanco Holding S.A. SP - ADR ‘H’	3,162,263	28,935

Porto Seguro S.A.	151,500	2,369

		90,465

HEALTH CARE 0.0%

Hypera S.A.	119,200	1,060

INDUSTRIALS 0.2%

CCR S.A.	1,015,900	4,812

Embraer S.A. SP - ADR	108,901	2,123

		6,935

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.2%

Cielo S.A.	2,438,900	$5,090

MATERIALS 0.7%

Cia Siderurgica Nacional S.A.	668,249	2,356

Cia Siderurgica Nacional S.A. SP - ADR	394,244	1,360

Duratex S.A.	208,100	868

Gerdau S.A. SP - ADR (c)	488,403	2,394

Nexa Resources S.A.	111,657	909

Vale S.A.	1,087,139	14,465

		22,352

REAL ESTATE 0.0%

BR Malls Participacoes S.A.	165,300	745

UTILITIES 0.9%

AES Tiete Energia S.A.	544,289	2,179

Alupar Investimento S.A.	97,300	668

Cia de Saneamento Basico do Estado de Sao Paulo	373,400	5,642

Cia de Saneamento de Minas Gerais-COPASA	110,400	1,873

Cia de Saneamento do Parana	171,400	4,337

Cia Energetica de Minas Gerais SP - ADR	1,627,413	5,549

EDP - Energias do Brasil S.A.	460,300	2,538

Engie Brasil Energia S.A.	110,300	1,396

Light S.A.	595,000	3,528

Transmissora Alianca de Energia Eletrica S.A.	179,100	1,392

		29,102

Total Brazil		248,818

CHILE 0.6%

CONSUMER DISCRETIONARY 0.0%

SACI Falabella	71,191	307

CONSUMER STAPLES 0.2%

Cencosud S.A.	3,980,832	5,245

Cia Cervecerias Unidas S.A. SP - ADR	24,146	458

		5,703

FINANCIALS 0.1%

Banco de Chile	13,221,444	1,401

Banco de Credito e Inversiones	12,743	578

Banco Santander Chile ADR	41,118	949

Itau CorpBanca	140,630,926	814

		3,742

INDUSTRIALS 0.1%

Latam Airlines Group S.A.	166,390	1,671

MATERIALS 0.1%

Antofagasta PLC	42,248	512

CAP S.A.	308,700	2,339

		2,851

UTILITIES 0.1%

AES Gener S.A.	5,269,497	1,142

	SHARES	MARKET VALUE (000S)

Aguas Andinas S.A. ‘A’	519,143	$220

Enel Americas S.A.	10,038,090	2,230

Engie Energia Chile S.A.	522,308	796

Inversiones Aguas Metropolitanas S.A.	435,968	475

		4,863

Total Chile		19,137

CHINA 18.8%

COMMUNICATION SERVICES 0.6%

Changyou.com Ltd. ADR (c)	150,926	1,478

China Telecom Corp. Ltd. ‘H’	34,972,000	14,408

China Tower Corp. Ltd.	2,250,000	497

Sohu.com Ltd. ADR (a)	240,505	2,689

		19,072

CONSUMER DISCRETIONARY 0.5%

BAIC Motor Corp. Ltd. ‘H’	4,297,000	2,442

China Yongda Automobiles Services Holdings Ltd.	390,500	356

China ZhengTong Auto Services Holdings Ltd.	1,048,500	374

Dongfeng Motor Group Co. Ltd. ‘H’	3,708,000	3,488

GOME Retail Holdings Ltd. (c)	31,633,000	2,925

Great Wall Motor Co. Ltd. ‘H’ (c)	3,528,500	2,611

Shanghai Jin Jiang Capital Co. Ltd.	1,438,000	295

Vipshop Holdings Ltd. ADR (a)	144,200	2,043

		14,534

CONSUMER STAPLES 0.1%

Hengan International Group Co. Ltd.	174,000	1,239

Tingyi Cayman Islands Holding Corp.	292,000	498

Want Want China Holdings Ltd.	934,000	873

		2,610

ENERGY 1.6%

China Coal Energy Co. Ltd. ‘H’	1,006,000	399

China Oilfield Services Ltd. ‘H’	218,000	342

China Petroleum & Chemical Corp. ‘H’	30,174,400	18,169

China Shenhua Energy Co. Ltd. ‘H’	5,437,500	11,369

CNOOC Ltd.	8,248,000	13,715

PetroChina Co. Ltd. ‘H’	13,724,000	6,909

		50,903

FINANCIALS 11.8%

Agricultural Bank of China Ltd. ‘H’	49,172,000	21,644

Bank of China Ltd. ‘H’	142,532,000	60,929

Bank of Communications Co. Ltd. ‘H’	21,221,000	15,079

China Cinda Asset Management Co. Ltd. ‘H’	29,520,000	6,710

China CITIC Bank Corp. Ltd. ‘H’	24,647,000	14,778

China Construction Bank Corp. ‘H’	133,592,000	115,830

China Everbright Bank Co. Ltd. ‘H’	9,040,000	4,199

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

China Huarong Asset Management Co. Ltd. ‘H’	38,252,000	$6,042

China Life Insurance Co. Ltd. ‘H’	2,058,000	5,725

China Merchants Bank Co. Ltd. ‘H’	2,332,500	11,992

China Minsheng Banking Corp. Ltd. ‘H’	17,008,920	12,855

China Reinsurance Group Corp. ‘H’	955,000	157

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	8,318,000	4,249

Industrial & Commercial Bank of China Ltd. ‘H’	87,349,000	67,392

PICC Property & Casualty Co. Ltd. ‘H’	4,164,000	5,019

Ping An Insurance Group Co. of China Ltd. ‘H’	1,225,000	14,496

Postal Savings Bank of China Co. Ltd. ‘H’	20,657,000	14,048

		381,144

HEALTH CARE 0.1%

China Resources Pharmaceutical Group Ltd.	1,462,000	1,355

Shandong Weigao Group Medical Polymer Co. Ltd. ‘H’	316,000	379

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	246,500	480

Sihuan Pharmaceutical Holdings Group Ltd.	3,948,000	472

Sinopharm Group Co. Ltd. ‘H’	580,000	2,116

		4,802

INDUSTRIALS 1.3%

Air China Ltd. ‘H’	2,092,000	2,122

Beijing Capital International Airport Co. Ltd. ‘H’	326,000	316

China Communications Construction Co. Ltd. ‘H’	6,019,000	4,905

China Communications Services Corp. Ltd. ‘H’	3,712,000	2,706

China Eastern Airlines Corp. Ltd. ‘H’	2,892,000	1,602

China International Marine Containers Group Co. Ltd.	353,100	330

China Lesso Group Holdings Ltd. ‘L’	2,538,000	3,256

China Machinery Engineering Corp. ‘H’	349,000	141

China Railway Construction Corp. Ltd. ‘H’	4,478,500	4,905

China Railway Group Ltd. ‘H’	5,193,000	3,205

China Southern Airlines Co. Ltd. ‘H’	2,624,000	1,764

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	1,502,000	709

Fosun International Ltd.	2,327,500	3,395

Guangshen Railway Co. Ltd. ‘H’	1,442,000	463

Harbin Electric Co. Ltd. ‘H’	1,000,000	289

Metallurgical Corp. of China Ltd.	1,885,000	423

Shenzhen Expressway Co. Ltd. ‘H’	546,000	783

Sinopec Engineering Group Co. Ltd. ‘H’	1,561,500	935

Sinotruk Hong Kong Ltd.	225,500	481

Times Neighborhood (a)(e)	115,769	72

Weichai Power Co. Ltd. ‘H’	891,000	1,881

	SHARES	MARKET VALUE (000S)

Yangzijiang Shipbuilding Holdings Ltd.	1,972,900	$1,645

Zhejiang Expressway Co. Ltd. ‘H’	2,696,000	2,458

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’ (c)	2,648,200	2,220

		41,006

INFORMATION TECHNOLOGY 0.5%

AVIC International Holdings Ltd. ‘H’	322,000	341

FIH Mobile Ltd. (c)	10,342,000	2,004

Lenovo Group Ltd.	18,230,000	12,242

Semiconductor Manufacturing International Corp. (a)(c)	1,105,500	1,694

		16,281

MATERIALS 0.6%

Anhui Conch Cement Co. Ltd. ‘H’	107,500	783

BBMG Corp. ‘H’	1,128,000	346

China BlueChemical Ltd. ‘H’	3,996,000	985

China Hongqiao Group Ltd.	3,152,500	1,901

China National Building Material Co. Ltd. ‘H’	13,335,400	14,878

China Oriental Group Co. Ltd.	866,000	359

China Zhongwang Holdings Ltd.	2,921,600	1,167

		20,419

REAL ESTATE 1.3%

Agile Group Holdings Ltd.	3,054,000	4,589

Beijing Capital Land Ltd. ‘H’ (c)	2,938,000	825

Beijing North Star Co. Ltd.	570,000	187

China Aoyuan Group Ltd.	223,000	364

China Evergrande Group (a)(c)	652,000	1,808

China SCE Group Holdings Ltd.	2,162,000	1,259

China Vanke Co. Ltd. ‘H’	480,600	2,050

CIFI Holdings Group Co. Ltd.	420,000	355

Country Garden Holdings Co. Ltd.	220,000	352

Fantasia Holdings Group Co. Ltd.	3,675,000	683

Greentown China Holdings Ltd.	3,694,000	4,537

Guangzhou R&F Properties Co. Ltd. ‘H’ (c)	3,303,000	6,099

Guorui Properties Ltd. (c)	1,618,000	338

Kaisa Group Holdings Ltd.	1,843,000	880

KWG Property Holding Ltd.	1,732,500	2,428

Longfor Group Holdings Ltd.	416,000	1,948

Powerlong Real Estate Holdings Ltd.	2,906,000	1,941

Seazen Group Ltd. (c)	611,138	744

Shui On Land Ltd.	8,965,500	1,970

Sino-Ocean Group Holding Ltd.	9,928,000	3,985

SOHO China Ltd.	3,910,500	1,475

Times China Holdings Ltd.	301,000	600

Yuzhou Properties Co. Ltd.	3,886,000	2,138

Zall Smart Commerce Group Ltd. (a)(c)	3,369,000	329

		41,884

UTILITIES 0.4%

China Longyuan Power Group Corp. Ltd. ‘H’	4,166,000	2,634

Datang International Power Generation Co. Ltd. ‘H’	7,106,000	1,359

	SHARES	MARKET VALUE (000S)

Huadian Fuxin Energy Corp. Ltd. ‘H’	4,244,000	$866

Huadian Power International Corp. Ltd. ‘H’	7,816,000	2,970

Huaneng Power International, Inc. ‘H’	9,740,000	4,925

		12,754

Total China		605,409

CYPRUS 0.1%

MATERIALS 0.1%

Polymetal International PLC	87,140	1,378

Total Cyprus		1,378

GREECE 1.5%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	260,607	4,171

CONSUMER DISCRETIONARY 0.1%

FF Group «(a)	51,384	0

OPAP S.A.	154,426	2,009

		2,009

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	63,705	1,475

FINANCIALS 1.2%

Alpha Bank AE (a)	5,748,634	12,418

Eurobank Ergasias S.A. (a)	3,306,769	3,420

National Bank of Greece S.A. (a)	4,003,272	13,590

Piraeus Bank S.A. (a)(c)	2,741,870	9,213

		38,641

UTILITIES 0.1%

Public Power Corp. S.A. (a)(c)	578,635	2,684

Total Greece		48,980

HONG KONG 4.6%

COMMUNICATION SERVICES 1.5%

China Mobile Ltd.	4,416,000	37,315

China Unicom Hong Kong Ltd.	12,514,000	11,783

		49,098

CONSUMER DISCRETIONARY 0.0%

China Travel International Investment Hong Kong Ltd.	1,976,000	350

Dah Chong Hong Holdings Ltd.	666,000	316

		666

CONSUMER STAPLES 0.1%

China Agri-Industries Holdings Ltd.	4,325,000	2,291

China Foods Ltd.	554,000	214

China Resources Beer Holdings Co. Ltd.	346,000	1,914

		4,419

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

BOC Hong Kong Holdings Ltd.	1,952,000	$6,776

China Everbright Ltd.	1,798,000	3,358

China Taiping Insurance Holdings Co. Ltd.	2,540,800	6,303

Far East Horizon Ltd.	1,365,000	1,279

		17,716

INDUSTRIALS 0.8%

China Merchants Port Holdings Co. Ltd.	1,072,000	1,814

China State Construction International Holdings Ltd.	366,000	332

CITIC Ltd.	14,647,000	19,550

COSCO SHIPPING Ports Ltd.	2,876,000	2,356

Shanghai Industrial Holdings Ltd.	1,235,000	2,377

		26,429

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	782,000	995

Shougang Fushan Resources Group Ltd.	2,248,000	486

		1,481

REAL ESTATE 1.0%

China Jinmao Holdings Group Ltd.	4,696,000	3,656

China Overseas Grand Oceans Group Ltd.	1,771,000	1,227

China Overseas Land & Investment Ltd.	2,532,000	9,861

China Resources Land Ltd.	1,444,000	7,184

Poly Property Group Co. Ltd.	5,467,000	2,268

Shanghai Industrial Urban Development Group Ltd.	1,235,000	155

Shenzhen Investment Ltd.	7,332,000	2,939

Yuexiu Property Co. Ltd.	18,520,000	4,278

		31,568

UTILITIES 0.5%

Beijing Enterprises Holdings Ltd.	303,000	1,390

China Power International Development Ltd.	17,610,000	3,775

China Resources Power Holdings Co. Ltd.	6,444,000	9,048

Guangdong Investment Ltd.	144,000	301

Kunlun Energy Co. Ltd.	2,464,000	2,177

		16,691

Total Hong Kong		148,068

INDIA 6.6%

COMMUNICATION SERVICES 0.3%

Bharti Airtel Ltd. (a)	540,335	3,450

Reliance Communications Ltd. (a)	41,324,151	521

Vodafone Idea Ltd. (a)	48,825,658	4,207

		8,178

CONSUMER DISCRETIONARY 0.8%

Apollo Tyres Ltd.	439,760	1,010

Mahindra & Mahindra Ltd.	101,740	758

	SHARES	MARKET VALUE (000S)

Tata Motors Ltd.	9,131,702	$23,651

		25,419

ENERGY 1.0%

Bharat Petroleum Corp. Ltd.	682,633	4,695

Coal India Ltd.	2,540,366	7,531

Hindustan Petroleum Corp. Ltd.	1,068,963	3,954

Indian Oil Corp. Ltd.	3,251,017	5,713

Mangalore Refinery & Petrochemicals Ltd.	227,950	144

Oil & Natural Gas Corp. Ltd.	4,301,899	7,768

Oil India Ltd.	986,664	2,116

Reliance Industries Ltd.	54,068	1,147

		33,068

FINANCIALS 2.2%

Allahabad Bank	1,086,495	287

Andhra Bank (a)	750,620	176

Axis Bank Ltd.	170,303	1,800

Bank of Baroda (a)	2,553,198	3,648

Bank of India (a)	1,575,901	1,555

Canara Bank (a)	1,466,290	4,551

ICICI Bank Ltd.	1,408,250	10,680

IDFC Ltd.	2,467,158	1,357

Indiabulls Housing Finance Ltd.	619,956	2,721

Indian Bank (a)	470,750	666

LIC Housing Finance Ltd.	90,043	548

Oriental Bank of Commerce (a)	1,825,508	1,332

Power Finance Corp. Ltd. (a)	4,860,040	8,032

Punjab National Bank (a)	4,330,165	3,906

REC Ltd.	4,756,191	9,538

Shriram Transport Finance Co. Ltd.	56,890	933

State Bank of India	2,406,771	11,263

Syndicate Bank (a)	3,221,240	1,255

Union Bank of India (a)	5,278,280	4,054

Yes Bank Ltd.	1,200,718	790

		69,092

HEALTH CARE 0.0%

Dr Reddy’s Laboratories Ltd.	14,084	568

INDUSTRIALS 0.1%

Adani Enterprises Ltd.	449,850	1,315

Bharat Heavy Electricals Ltd.	2,859,086	1,741

Jaiprakash Associates Ltd. (a)	31,093,782	849

Larsen & Toubro Ltd.	29,320	533

		4,438

INFORMATION TECHNOLOGY 0.1%

HCL Technologies Ltd.	53,078	422

Infosys Ltd. SP - ADR	250,628	2,587

Wipro Ltd.	148,239	510

		3,519

MATERIALS 1.5%

Hindalco Industries Ltd.	2,973,971	9,016

Jindal Steel & Power Ltd. (a)	2,670,389	6,284

JSW Steel Ltd.	346,210	1,312

National Aluminum Co. Ltd.	5,685,110	3,477

NMDC Ltd.	1,573,897	2,846

Steel Authority of India Ltd.	4,662,152	2,806

Tata Chemicals Ltd.	166,294	1,555

Tata Steel Ltd.	1,622,983	10,751

	SHARES	MARKET VALUE (000S)

Vedanta Ltd.	4,852,793	$10,380

		48,427

UTILITIES 0.6%

Adani Power Ltd. (a)	4,322,330	3,744

JSW Energy Ltd.	785,430	763

NHPC Ltd.	4,214,592	1,414

NTPC Ltd.	2,366,642	3,947

Power Grid Corp. of India Ltd.	452,842	1,207

Reliance Infrastructure Ltd. (a)	8,403,864	3,462

Reliance Power Ltd. (a)	31,074,968	1,524

Tata Power Co. Ltd.	4,118,172	3,261

		19,322

Total India		212,031

INDONESIA 1.2%

COMMUNICATION SERVICES 0.3%

Indosat Tbk PT (a)	8,583,500	1,798

Telekomunikasi Indonesia Persero Tbk PT	21,484,200	6,155

XL Axiata Tbk PT (a)	2,878,100	652

		8,605

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	4,430,500	2,207

CONSUMER STAPLES 0.1%

Indofood Sukses Makmur Tbk PT	7,812,900	4,455

ENERGY 0.1%

Adaro Energy Tbk PT	22,709,700	2,538

Bukit Asam Tbk PT	2,203,990	421

Indo Tambangraya Megah Tbk PT	1,706,300	1,409

		4,368

FINANCIALS 0.4%

Bank CIMB Niaga Tbk PT	2,471,500	172

Bank Danamon Indonesia Tbk PT	3,698,600	1,051

Bank Mandiri Persero Tbk PT	5,024,400	2,776

Bank Negara Indonesia Persero Tbk PT	4,879,400	2,755

Bank Rakyat Indonesia Persero Tbk PT	16,351,200	5,176

Bank Tabungan Negara Persero Tbk PT	2,049,500	312

		12,242

MATERIALS 0.1%

Indocement Tunggal Prakarsa Tbk PT	1,429,400	1,955

Semen Indonesia Persero Tbk PT	1,922,100	1,657

		3,612

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	21,601,500	3,368

Total Indonesia		38,857

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
MALAYSIA 1.6%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd.	2,554,800	$794

Axiata Group Bhd.	1,379,400	1,397

Telekom Malaysia Bhd.	4,433,200	4,142

		6,333

CONSUMER DISCRETIONARY 0.2%

DRB-Hicom Bhd.	1,701,500	990

Genting Bhd.	2,604,100	3,854

Genting Malaysia Bhd.	750,700	604

UMW Holdings Bhd.	746,200	820

		6,268

CONSUMER STAPLES 0.1%

British American Tobacco Malaysia Bhd.	238,600	880

Felda Global Ventures Holdings Bhd. (a)	10,107,300	3,758

		4,638

ENERGY 0.1%

Sapura Energy Bhd.	45,925,200	3,044

FINANCIALS 0.6%

Alliance Bank Malaysia Bhd.	468,800	302

AMMB Holdings Bhd.	3,087,900	2,953

CIMB Group Holdings Bhd.	3,006,800	3,787

Hong Leong Financial Group Bhd.	357,800	1,478

Malayan Banking Bhd.	2,800,600	5,918

Public Bank Bhd.	379,500	1,805

RHB Bank Bhd.	1,972,800	2,788

		19,031

INDUSTRIALS 0.3%

AirAsia Group Bhd.	6,215,100	2,584

Berjaya Corp. Bhd. (a)	4,595,200	281

Gamuda Bhd.	331,100	316

IJM Corp. Bhd.	4,406,500	2,340

MISC Bhd.	1,043,600	2,132

MMC Corp. Bhd.	836,800	202

Sime Darby Bhd.	1,886,700	1,024

		8,879

REAL ESTATE 0.0%

Sunway Bhd.	1,501,314	661

UTILITIES 0.1%

Tenaga Nasional Bhd.	752,400	2,441

YTL Power International Bhd.	2,868,514	540

		2,981

Total Malaysia		51,835

MEXICO 2.9%

COMMUNICATION SERVICES 0.8%

America Movil S.A.B. de C.V. SP - ADR ‘L’	1,364,479	21,832

Grupo Televisa S.A.B. ADR	227,265	2,666

		24,498

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Alsea S.A.B. de C.V. (a)	111,300	$293

Nemak S.A.B. de C.V.	902,300	380

		673

CONSUMER STAPLES 0.5%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	33,583	2,036

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	61,483	5,811

Grupo Bimbo S.A.B. de C.V. ‘A’	1,913,600	3,485

Grupo Lala S.A.B. de C.V.	337,400	291

Industrias Bachoco S.A.B. de C.V.	74,100	319

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	694,000	1,376

Wal-Mart de Mexico S.A.B. de C.V.	1,390,000	3,981

		17,299

FINANCIALS 0.5%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	1,484,700	2,028

Gentera S.A.B. de C.V.	4,007,900	4,127

Grupo Elektra S.A.B. de C.V.	4,395	323

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	1,131,700	6,324

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	1,513,800	1,857

		14,659

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	8,455,800	7,012

MATERIALS 0.9%

Cemex S.A.B. de C.V. SP - ADR	5,663,584	21,408

Grupo Mexico S.A.B. de C.V. ‘B’	1,976,100	5,420

Industrias Penoles S.A.B. de C.V.	126,020	1,321

Orbia Advance Corp. S.A.B. de C.V.	250,700	535

		28,684

Total Mexico		92,825

PHILIPPINES 0.4%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	48,060	1,917

PLDT, Inc.	238,655	4,681

		6,598

FINANCIALS 0.0%

Metropolitan Bank & Trust Co.	495,794	649

INDUSTRIALS 0.2%

Alliance Global Group, Inc. (a)	9,525,400	2,191

DMCI Holdings, Inc.	4,876,000	636

International Container Terminal Services, Inc.	157,680	400

JG Summit Holdings, Inc.	196,640	313

San Miguel Corp.	506,960	1,642

		5,182

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Aboitiz Power Corp.	392,800	$265

First Gen Corp.	1,083,200	517

Manila Electric Co.	125,890	788

		1,570

Total Philippines		13,999

POLAND 1.3%

COMMUNICATION SERVICES 0.3%

Orange Polska S.A.	1,937,532	3,635

PLAY Communications S.A.	544,411	5,020

		8,655

ENERGY 0.1%

Polski Koncern Naftowy ORLEN S.A.	90,351	2,044

Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,818,877	2,074

		4,118

FINANCIALS 0.4%

Alior Bank S.A. (a)	197,195	1,490

Bank Handlowy w Warszawie S.A.	21,749	297

Bank Polska Kasa Opieki S.A.	300,860	7,962

Powszechna Kasa Oszczednosci Bank Polski S.A.	169,483	1,538

Powszechny Zaklad Ubezpieczen S.A.	193,795	2,047

		13,334

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	71,177	1,196

MATERIALS 0.2%

Grupa Azoty S.A.	104,513	807

Jastrzebska Spolka Weglowa S.A. (c)	156,982	886

KGHM Polska Miedz S.A.	128,782	3,248

		4,941

UTILITIES 0.3%

Enea S.A. (a)	700,906	1,462

Energa S.A.	608,614	1,136

PGE Polska Grupa Energetyczna S.A. (a)	1,893,799	3,968

Tauron Polska Energia S.A. (a)	5,529,827	2,387

		8,953

Total Poland		41,197

RUSSIA 11.5%

COMMUNICATION SERVICES 0.8%

Mobile TeleSystems PJSC (c)	3,471,890	17,888

Rostelecom PJSC	2,433,230	3,071

Sistema PJSC FC	7,376,360	1,814

Sistema PJSC FC SP - GDR	501,392	2,444

		25,217

CONSUMER DISCRETIONARY 0.0%

M.Video PJSC	99,020	827

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.7%

Magnit PJSC	263,693	$14,573

X5 Retail Group NV GDR	191,332	6,603

		21,176

ENERGY 7.9%

Gazprom Neft PJSC SP - ADR	68,977	2,322

Gazprom PJSC SP - ADR	18,846,219	155,548

Lukoil PJSC SP - ADR	450,510	44,874

Rosneft Oil, Co. PJSC GDR	1,462,850	10,620

Surgutneftegas OJSC SP - ADR	4,920,773	39,834

TMK PJSC	474,600	443

		253,641

FINANCIALS 0.5%

Sberbank of Russia PJSC SP - ADR	947,633	15,612

VTB Bank PJSC	1,449,140,000	1,073

		16,685

INDUSTRIALS 0.2%

Aeroflot PJSC	3,896,460	6,498

Globaltrans Investment PLC GDR	133,710	1,183

		7,681

MATERIALS 0.9%

Alrosa PJSC	3,324,600	4,517

Evraz PLC	158,462	848

Magnitogorsk Iron & Steel Works PJSC	2,202,700	1,490

Mechel PJSC (a)	574,665	585

Mechel PJSC SP - ADR (a)	274,875	566

MMC Norilsk Nickel PJSC ADR	427,033	13,059

Novolipetsk Steel PJSC GDR	19,688	454

PhosAgro PJSC GDR	186,720	2,371

Polyus PJSC GDR (c)	13,590	771

Severstal PJSC GDR (c)	329,925	4,993

		29,654

REAL ESTATE 0.0%

LSR Group PJSC	95,020	1,170

UTILITIES 0.5%

Federal Grid Co. Unified Energy System PJSC	921,810,000	2,985

Inter RAO UES PJSC	26,531,000	2,158

OGK-2 PJSC	89,308,000	810

Rosseti PJSC	176,423,012	3,932

RusHydro PJSC	499,565,000	4,473

Unipro PJSC	10,847,000	486

		14,844

Total Russia		370,895

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	131,100	1,333

Total Singapore		1,333

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 4.7%

COMMUNICATION SERVICES 0.8%

MTN Group Ltd. (c)	3,755,417	$22,139

Telkom S.A. SOC Ltd.	1,389,714	3,460

Vodacom Group Ltd.	55,928	460

		26,059

CONSUMER DISCRETIONARY 0.3%

Motus Holdings Ltd.	524,502	3,055

Pepkor Holdings Ltd. (a)	658,057	849

Truworths International Ltd.	390,194	1,373

Tsogo Sun Gaming Ltd.	196,644	173

Tsogo Sun Hotels Ltd. (a)	196,644	55

Woolworths Holdings Ltd.	907,733	3,154

		8,659

CONSUMER STAPLES 0.1%

Massmart Holdings Ltd.	499,830	1,832

Shoprite Holdings Ltd.	33,948	305

Tiger Brands Ltd.	89,075	1,341

		3,478

ENERGY 0.0%

Exxaro Resources Ltd.	33,585	314

FINANCIALS 1.6%

Absa Group Ltd.	1,311,278	13,978

FirstRand Ltd.	1,294,370	5,808

Investec Ltd.	597,315	3,542

Liberty Holdings Ltd.	386,489	3,053

Momentum Metropolitan Holdings	2,809,555	4,381

Nedbank Group Ltd.	521,246	7,981

Sanlam Ltd.	56,790	321

Standard Bank Group Ltd.	980,570	11,794

		50,858

HEALTH CARE 0.4%

Aspen Pharmacare Holdings Ltd.	558,710	4,765

Life Healthcare Group Holdings Ltd.	1,019,820	1,795

Netcare Ltd.	3,748,022	5,207

		11,767

INDUSTRIALS 0.1%

Barloworld Ltd.	558,824	4,498

MATERIALS 1.4%

AngloGold Ashanti Ltd. SP - ADR	167,942	3,752

Gold Fields Ltd. SP - ADR	1,911,776	12,618

Impala Platinum Holdings Ltd. (a)	484,100	4,946

Kumba Iron Ore Ltd.	91,067	2,709

Sappi Ltd.	541,820	1,687

Sasol Ltd. (c)	790,506	17,151

Sibanye Gold Ltd. (c)	1,211,754	3,096

		45,959

Total South Africa		151,592

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 16.6%

COMMUNICATION SERVICES 1.4%

KT Corp. SP - ADR	1,738,809	$20,170

LG Uplus Corp.	962,774	11,809

SK Telecom Co. Ltd. SP - ADR	545,756	12,612

		44,591

CONSUMER DISCRETIONARY 3.2%

Hankook Tire & Technology Co. Ltd.	142,645	4,131

Hyundai Department Store Co. Ltd.	61,735	4,427

Hyundai Mobis Co. Ltd.	33,358	7,380

Hyundai Motor Co.	305,495	31,819

Hyundai Wia Corp.	77,914	3,376

Kia Motors Corp.	576,647	22,023

Kumho Tire Co., Inc. (a)	325,330	1,178

LG Electronics, Inc.	246,132	15,289

LOTTE Himart Co. Ltd.	46,251	1,234

Lotte Shopping Co. Ltd.	74,468	8,712

Mando Corp.	53,043	1,609

Shinsegae, Inc.	7,652	1,908

		103,086

CONSUMER STAPLES 0.6%

Amorepacific Corp.	31,073	2,220

CJ CheilJedang Corp. (c)	9,804	2,138

E-MART, Inc.	45,725	5,030

GS Retail Co. Ltd.	27,470	932

Harim Holdings Co. Ltd. (a)	120,036	888

Hite Jinro Co. Ltd.	172,620	4,320

KT&G Corp.	44,322	3,586

		19,114

ENERGY 0.2%

GS Holdings Corp.	157,231	7,015

SK Innovation Co. Ltd.	9,649	1,249

		8,264

FINANCIALS 3.5%

BNK Financial Group, Inc.	975,863	6,450

DB Insurance Co. Ltd.	69,490	3,139

DGB Financial Group, Inc.	821,433	5,050

Hana Financial Group, Inc.	506,058	16,097

Hanwha Life Insurance Co. Ltd.	1,528,669	3,047

Hyundai Marine & Fire Insurance Co. Ltd.	147,870	3,442

Industrial Bank of Korea	802,779	8,183

ING Life Insurance Korea Ltd.	76,799	1,874

JB Financial Group Co. Ltd.	224,300	1,064

KB Financial Group, Inc.	291,008	11,989

Meritz Fire & Marine Insurance Co. Ltd.	83,960	1,294

Mirae Asset Life Insurance Co. Ltd.	208,659	746

Samsung Card Co. Ltd.	73,457	2,452

Samsung Fire & Marine Insurance Co. Ltd.	23,595	4,960

Samsung Life Insurance Co. Ltd.	190,523	12,249

Shinhan Financial Group Co. Ltd.	691,808	25,938

Woori Financial Group, Inc.	350,623	3,510

		111,484

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.7%

Asiana Airlines, Inc. (a)	897,710	$4,186

CJ Corp.	71,971	6,001

Daelim Industrial Co. Ltd.	7,504	587

Daewoo Engineering & Construction Co. Ltd. (a)	109,180	447

Doosan Bobcat, Inc.	13,188	392

Doosan Co. Ltd.	54,945	3,340

Doosan Fuel Cell Co. Ltd. (a)(c)	183,739	1,392

Doosan Heavy Industries & Construction Co. Ltd. (a)(c)	962,793	4,757

Doosan Infracore Co. Ltd. (a)(c)	874,860	4,188

Hanwha Corp.	297,405	6,414

Hyundai Engineering & Construction Co. Ltd.	43,043	1,570

Hyundai Glovis Co. Ltd.	2,394	295

KCC Corp.	9,564	1,931

Korean Air Lines Co. Ltd.	345,611	8,497

LS Corp.	77,827	3,210

Posco International Corp.	38,756	624

SK Holdings Co. Ltd.	3,110	702

SK Networks Co. Ltd.	987,097	5,062

		53,595

INFORMATION TECHNOLOGY 4.0%

Doosan Solus Co. Ltd. (a)	92,298	1,624

LG Display Co. Ltd. (a)(c)	1,353,895	18,941

LG Innotek Co. Ltd. (c)	4,741	571

Samsung Electro-Mechanics Co. Ltd. (c)	4,315	464

Samsung Electronics Co. Ltd.	2,086,182	100,527

SK Hynix, Inc.	85,196	6,930

		129,057

MATERIALS 1.0%

Dongkuk Steel Mill Co. Ltd. (a)	145,034	742

Hanwha Chemical Corp.	198,160	3,221

Hyundai Steel Co.	254,916	6,911

Kolon Industries, Inc.	79,036	3,391

LG Chem Ltd.	1,516	416

Lotte Chemical Corp.	8,499	1,642

POSCO	79,724	16,205

Taekwang Industrial Co. Ltd.	724	663

		33,191

UTILITIES 1.0%

Korea Electric Power Corp.	1,243,860	29,843

Korea Gas Corp.	54,014	1,765

		31,608

Total South Korea		533,990

TAIWAN 10.8%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	834,000	3,060

Far EasTone Telecommunications Co. Ltd.	677,000	1,628

		4,688

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	2,133,000	2,975

Far Eastern Department Stores Ltd.	1,543,000	1,342

	SHARES	MARKET VALUE (000S)

Formosa Taffeta Co. Ltd.	423,000	$483

Hotai Motor Co. Ltd.	40,000	912

Pou Chen Corp.	5,487,000	7,177

Ruentex Industries Ltd.	1,321,000	3,243

Yulon Motor Co. Ltd.	3,036,000	1,982

		18,114

CONSUMER STAPLES 0.2%

Uni-President Enterprises Corp.	2,114,640	5,244

FINANCIALS 2.8%

Cathay Financial Holding Co. Ltd.	5,605,581	7,959

Chang Hwa Commercial Bank Ltd.	2,785,844	2,111

China Development Financial Holding Corp.	6,645,000	2,158

China Life Insurance Co. Ltd.	8,439,964	7,206

CTBC Financial Holding Co. Ltd.	5,720,000	4,279

E.Sun Financial Holding Co. Ltd.	1,293,645	1,206

First Financial Holding Co. Ltd.	4,815,544	3,811

Fubon Financial Holding Co. Ltd.	5,289,000	8,191

Hua Nan Financial Holdings Co. Ltd. ‘C’	4,017,138	2,951

Mega Financial Holding Co. Ltd.	7,002,658	7,151

Mercuries Life Insurance Co. Ltd. (a)	2,280,082	884

Shanghai Commercial & Savings Bank Ltd.	4,223,511	7,341

Shin Kong Financial Holding Co. Ltd.	48,171,764	16,648

SinoPac Financial Holdings Co. Ltd.	11,938,494	5,179

Taishin Financial Holding Co. Ltd.	5,095,581	2,466

Taiwan Business Bank	2,615,190	1,100

Taiwan Cooperative Financial Holding Co. Ltd.	4,172,685	2,888

Yuanta Financial Holding Co. Ltd.	9,328,000	6,288

		89,817

INDUSTRIALS 0.3%

China Airlines Ltd.	5,912,000	1,787

Eva Airways Corp.	4,428,686	2,031

Far Eastern New Century Corp.	5,802,520	5,779

Taiwan High Speed Rail Corp.	327,000	419

Teco Electric and Machinery Co. Ltd.	1,851,000	1,619

		11,635

INFORMATION TECHNOLOGY 6.4%

Acer, Inc.	518,000	309

Asustek Computer, Inc.	1,545,000	11,924

AU Optronics Corp.	47,030,000	15,750

Catcher Technology Co. Ltd.	35,000	265

Chicony Electronics Co. Ltd.	612,225	1,819

Compal Electronics, Inc.	10,397,000	6,549

Delta Electronics, Inc.	809,000	4,094

Foxconn Technology Co. Ltd.	836,000	1,848

Hon Hai Precision Industry Co. Ltd.	9,963,316	30,224

HTC Corp.	355,000	455

Innolux Corp.	55,595,000	15,481

Inventec Corp.	5,556,000	4,240

	SHARES	MARKET VALUE (000S)

Lite-On Technology Corp.	4,467,035	$7,355

MediaTek, Inc.	597,000	8,846

Nanya Technology Corp.	133,000	372

Novatek Microelectronics Corp.	537,000	3,935

Pegatron Corp.	5,934,000	13,570

Powertech Technology, Inc.	898,000	2,989

Quanta Computer, Inc.	3,768,000	8,094

Synnex Technology International Corp.	870,650	1,089

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	602,920	35,030

United Microelectronics Corp.	27,729,000	15,194

Winbond Electronics Corp.	543,000	355

Wistron Corp.	8,606,515	8,148

WPG Holdings Ltd.	2,996,320	3,910

Zhen Ding Technology Holding Ltd.	731,000	3,507

		205,352

MATERIALS 0.3%

Asia Cement Corp.	1,856,000	2,971

China Steel Corp.	4,154,000	3,314

Formosa Chemicals & Fibre Corp.	209,000	611

Nan Ya Plastics Corp.	416,000	1,011

Taiwan Cement Corp.	1,485,662	2,167

		10,074

REAL ESTATE 0.1%

Highwealth Construction Corp.	1,141,000	1,763

Total Taiwan		346,687

THAILAND 2.2%

COMMUNICATION SERVICES 0.1%

Advanced Info Service PCL	282,600	2,007

Total Access Communication PCL	1,434,600	2,546

		4,553

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	2,985,600	2,737

Thai Beverage PCL	421,000	279

Thai Union Group PCL ‘F’	696,600	313

		3,329

ENERGY 0.4%

Bangchak Corp. PCL	641,800	599

Banpu PCL (c)	3,909,300	1,551

PTT Exploration & Production PCL	997,700	4,141

PTT PCL	4,489,300	6,587

Star Petroleum Refining PCL	946,100	338

		13,216

FINANCIALS 1.3%

Bangkok Bank PCL	1,332,200	7,108

Kasikornbank PCL	1,399,700	7,046

Kiatnakin Bank PCL	612,700	1,349

Krung Thai Bank PCL	12,857,675	7,036

Siam Commercial Bank PCL	2,495,400	10,147

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Thanachart Capital PCL	3,324,504	$5,932

Tisco Financial Group PCL	398,300	1,319

TMB Bank PCL	26,807,100	1,501

		41,438

INDUSTRIALS 0.1%

Delta Electronics Thailand PCL	694,697	1,241

Thai Airways International PCL (a)	5,020,800	1,147

		2,388

MATERIALS 0.2%

PTT Global Chemical PCL	1,423,000	2,704

Siam Cement PCL	216,700	2,832

		5,536

REAL ESTATE 0.0%

Pruksa Holding PCL	447,900	221

UTILITIES 0.0%

Ratch Group PCL	124,200	285

Total Thailand		70,966

TURKEY 4.2%

COMMUNICATION SERVICES 0.4%

Turk Telekomunikasyon A/S (c)	5,112,605	6,330

Turkcell Iletisim Hizmetleri A/S	2,633,814	6,109

		12,439

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S	1,319,205	4,620

Tofas Turk Otomobil Fabrikasi A/S	107,534	485

Vestel Elektronik Sanayi ve Ticaret A/S (a)(c)	744,912	1,579

		6,684

CONSUMER STAPLES 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	456,287	1,770

Coca-Cola Icecek A/S	125,714	817

Migros Ticaret A/S (a)(c)	764,682	3,113

		5,700

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	104,590	2,229

FINANCIALS 2.6%

Akbank T.A.S. (c)	8,516,545	11,600

Haci Omer Sabanci Holding A/S	10,328,790	16,566

Turkiye Garanti Bankasi A/S	7,495,550	14,038

Turkiye Halk Bankasi A/S (c)	10,912,120	10,837

Turkiye Is Bankasi ‘C’ (c)	15,551,340	16,748

Turkiye Vakiflar Bankasi TAO ‘D’ (c)	9,208,570	8,523

Yapi ve Kredi Bankasi A/S (a)(c)	14,837,672	6,183

		84,495

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

AG Anadolu Grubu Holding A.S.	542,481	$1,603

Enka Insaat ve Sanayi A/S	834,967	901

KOC Holding A/S	1,625,520	5,555

TAV Havalimanlari Holding A/S	392,376	1,923

Turk Hava Yollari AO (a)(c)	2,736,020	6,646

Turkiye Sise ve Cam Fabrikalari A/S	1,685,463	1,493

		18,121

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	2,795,785	4,246

UTILITIES 0.0%

Enerjisa Enerji A/S	832,067	1,033

Total Turkey		134,947

Total Common Stocks (Cost $2,746,372)		3,133,398

PREFERRED STOCKS 1.8%

BRAZIL 1.6%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul S.A.	1,154,400	6,240

INDUSTRIALS 0.5%

Braskem S.A.	319,200	2,382

Cia Brasileira de Distribuicao	151,400	3,308

Metalurgica Gerdau S.A.	5,587,700	12,959

		18,649

UTILITIES 0.9%

Centrais Eletricas Brasileiras S.A.	644,500	6,151

Cia de Transmissao de Energia Eletrica Paulista	175,500	987

Cia Energetica de Minas Gerais	1,246,606	4,294

Cia Energetica de Sao Paulo	803,700	6,399

Cia Paranaense de Energia	625,700	10,791

		28,622

Total Brazil		53,511

CHILE 0.0%

INDUSTRIALS 0.0%

Embotelladora Andina S.A.	169,441	491

Total Chile		491

RUSSIA 0.2%

UTILITIES 0.2%

Bashneft PJSC	47,041	1,305

Transneft PJSC	1,553	4,423

		5,728

Total Russia		5,728

Total Preferred Stocks (Cost $40,453)		59,730

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.2%

MEXICO 0.0%

REAL ESTATE 0.0%

Fibra Uno Administracion S.A. de C.V.	838,900	$1,300

Total Mexico		1,300

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Fortress REIT Ltd.	198,665	273

Growthpoint Properties Ltd.	587,427	927

		1,200

Total South Africa		1,200

TURKEY 0.2%

REAL ESTATE 0.2%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	22,033,863	5,407

Total Turkey		5,407

Total Real Estate Investment Trusts (Cost $7,524)		7,907

RIGHTS 0.0%

CHINA 0.0%

BANKING & FINANCE 0.0%

Beijing Capital Land Ltd. - Exp. 01/15/2020 (c)	1,469,000	52

Total Rights (Cost $0)		52

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.3%
		9,524

Total Short-Term Instruments (Cost $9,524)		9,524

Total Investments in Securities (Cost $2,803,873)		3,210,611

INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

MUTUAL FUNDS 3.2%

PIMCO Government Money Market Fund
1.620% (b)(c)(d)	101,801,501	101,802

Total Short-Term Instruments (Cost $101,802)		101,802

Total Investments in Affiliates (Cost $101,802)		101,802

Total Investments 102.8% (Cost $2,905,675)		$3,312,413

Other Assets and Liabilities, net (2.8)%		(91,698)

Net Assets 100.0%		$3,220,715

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $99,193 were out on loan in exchange for $104,870 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Times Neighborhood	08/30/2019 - 09/11/2019	$ 51	$72	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$9,524	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(9,715)	$9,524	$9,524

Total Repurchase Agreements						$(9,715)	$9,524	$9,524

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$9,524	$0	$0	$0	$9,524	$(9,715)	$(191)

Master Securities Lending Agreement
BPG	0	0	0	1,462	1,462	(1,500)	(38)
FOB	0	0	0	10,843	10,843	(11,472)	(629)
GSC	0	0	0	42,301	42,301	(44,515)	(2,214)
IBD	0	0	0	2,581	2,581	(2,710)	(129)
MBC	0	0	0	5,866	5,866	(6,195)	(329)
SAL	0	0	0	36,140	36,140	(38,478)	(2,338)

Total Borrowings and Other Financing Transactions	$9,524	$0	$0	$99,193

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(104,870)	$0	$0	$0	$(104,870)

Total Borrowings	$(104,870)	$0	$0	$0	$(104,870)

Securities Lending Transactions Total					$(104,870)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13)	$0	$(13)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$454	$0	$454
Brazil
Communication Services	12,251	0	0	12,251
Consumer Discretionary	0	16,136	0	16,136
Consumer Staples	0	32,710	0	32,710
Energy	29,967	2,005	0	31,972
Financials	56,729	33,736	0	90,465
Health Care	0	1,060	0	1,060
Industrials	2,123	4,812	0	6,935
Information Technology	0	5,090	0	5,090
Materials	4,663	17,689	0	22,352
Real Estate	0	745	0	745
Utilities	5,549	23,553	0	29,102
Chile
Consumer Discretionary	0	307	0	307
Consumer Staples	458	5,245	0	5,703
Financials	2,928	814	0	3,742
Industrials	0	1,671	0	1,671
Materials	0	2,851	0	2,851
Utilities	1,362	3,501	0	4,863
China
Communication Services	4,167	14,905	0	19,072
Consumer Discretionary	2,043	12,491	0	14,534
Consumer Staples	0	2,610	0	2,610
Energy	0	50,903	0	50,903
Financials	0	381,144	0	381,144
Health Care	0	4,802	0	4,802
Industrials	72	40,934	0	41,006
Information Technology	0	16,281	0	16,281
Materials	0	20,419	0	20,419
Real Estate	329	41,555	0	41,884
Utilities	0	12,754	0	12,754
Cyprus
Materials	0	1,378	0	1,378
Greece
Communication Services	0	4,171	0	4,171
Consumer Discretionary	0	2,009	0	2,009
Energy	0	1,475	0	1,475
Financials	0	38,641	0	38,641
Utilities	0	2,684	0	2,684
Hong Kong
Communication Services	0	49,098	0	49,098
Consumer Discretionary	0	666	0	666
Consumer Staples	0	4,419	0	4,419
Financials	0	17,716	0	17,716
Industrials	0	26,429	0	26,429
Materials	0	1,481	0	1,481
Real Estate	0	31,568	0	31,568
Utilities	0	16,691	0	16,691

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
India
Communication Services	$8,178	$0	$0	$8,178
Consumer Discretionary	0	25,419	0	25,419
Energy	0	33,068	0	33,068
Financials	3,543	65,549	0	69,092
Health Care	0	568	0	568
Industrials	849	3,589	0	4,438
Information Technology	3,009	510	0	3,519
Materials	3,477	44,950	0	48,427
Utilities	11,554	7,768	0	19,322
Indonesia
Communication Services	0	8,605	0	8,605
Consumer Discretionary	0	2,207	0	2,207
Consumer Staples	0	4,455	0	4,455
Energy	0	4,368	0	4,368
Financials	0	12,242	0	12,242
Materials	0	3,612	0	3,612
Utilities	0	3,368	0	3,368
Malaysia
Communication Services	0	6,333	0	6,333
Consumer Discretionary	0	6,268	0	6,268
Consumer Staples	0	4,638	0	4,638
Energy	0	3,044	0	3,044
Financials	4,266	14,765	0	19,031
Industrials	0	8,879	0	8,879
Real Estate	0	661	0	661
Utilities	0	2,981	0	2,981
Mexico
Communication Services	24,498	0	0	24,498
Consumer Discretionary	673	0	0	673
Consumer Staples	17,299	0	0	17,299
Financials	14,659	0	0	14,659
Industrials	7,012	0	0	7,012
Materials	28,684	0	0	28,684
Philippines
Communication Services	1,917	4,681	0	6,598
Financials	649	0	0	649
Industrials	636	4,546	0	5,182
Utilities	1,570	0	0	1,570
Poland
Communication Services	0	8,655	0	8,655
Energy	0	4,118	0	4,118
Financials	297	13,037	0	13,334
Information Technology	0	1,196	0	1,196
Materials	807	4,134	0	4,941
Utilities	2,598	6,355	0	8,953
Russia
Communication Services	2,444	22,773	0	25,217
Consumer Discretionary	827	0	0	827
Consumer Staples	0	21,176	0	21,176
Energy	2,765	250,876	0	253,641
Financials	0	16,685	0	16,685

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Industrials	$7,681	$0	$0	$7,681
Materials	8,679	20,975	0	29,654
Real Estate	1,170	0	0	1,170
Utilities	486	14,358	0	14,844
Singapore
Industrials	0	1,333	0	1,333
South Africa
Communication Services	460	25,599	0	26,059
Consumer Discretionary	1,077	7,582	0	8,659
Consumer Staples	1,832	1,646	0	3,478
Energy	314	0	0	314
Financials	21,412	29,446	0	50,858
Health Care	7,002	4,765	0	11,767
Industrials	4,498	0	0	4,498
Materials	16,370	29,589	0	45,959
South Korea
Communication Services	32,782	11,809	0	44,591
Consumer Discretionary	0	103,086	0	103,086
Consumer Staples	0	19,114	0	19,114
Energy	0	8,264	0	8,264
Financials	2,452	109,032	0	111,484
Industrials	1,392	52,203	0	53,595
Information Technology	1,624	127,433	0	129,057
Materials	0	33,191	0	33,191
Utilities	0	31,608	0	31,608
Taiwan
Communication Services	0	4,688	0	4,688
Consumer Discretionary	0	18,114	0	18,114
Consumer Staples	0	5,244	0	5,244
Financials	0	89,817	0	89,817
Industrials	0	11,635	0	11,635
Information Technology	35,030	170,322	0	205,352
Materials	0	10,074	0	10,074
Real Estate	0	1,763	0	1,763
Thailand
Communication Services	0	4,553	0	4,553
Consumer Staples	0	3,329	0	3,329
Energy	0	13,216	0	13,216
Financials	0	41,438	0	41,438
Industrials	1,241	1,147	0	2,388
Materials	0	5,536	0	5,536

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate	$0	$221	$0	$221
Utilities	0	285	0	285
Turkey
Communication Services	0	12,439	0	12,439
Consumer Discretionary	0	6,684	0	6,684
Consumer Staples	1,770	3,930	0	5,700
Energy	0	2,229	0	2,229
Financials	0	84,495	0	84,495
Industrials	901	17,220	0	18,121
Materials	0	4,246	0	4,246
Utilities	0	1,033	0	1,033
Preferred Stocks
Brazil
Banking & Finance	0	6,240	0	6,240
Industrials	0	18,649	0	18,649
Utilities	0	28,622	0	28,622
Chile
Industrials	0	491	0	491
Russia
Utilities	0	5,728	0	5,728
Real Estate Investment Trusts
Mexico
Real Estate	1,300	0	0	1,300
South Africa
Real Estate	1,200	0	0	1,200
Turkey
Real Estate	0	5,407	0	5,407
Rights
China
Banking & Finance	52	0	0	52
Short-Term Instruments
Repurchase Agreements	0	9,524	0	9,524

	$415,577	$2,795,034	$0	$3,210,611

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	101,802	0	0	101,802

Total Investments	$517,379	$2,795,034	$0	$3,312,413

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO RAE Global Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	4,213,546	$42,430

PIMCO RAE International Fund	15,169,289	150,935

PIMCO RAE US Fund	11,099,907	128,648

Total Mutual Funds (Cost $279,667)		322,013

Total Investments in Affiliates (Cost $279,667)		322,013

Total Investments 99.9% (Cost $279,667)		$322,013

Other Assets and Liabilities, net 0.1%		258

Net Assets 100.0%		$322,271

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds
United States	$322,013	$0	$0	$322,013

Total Investments	$322,013	$0	$0	$322,013

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global ex-US Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	1,901,700	$19,150

PIMCO RAE International Fund	6,707,610	66,741

Total Mutual Funds (Cost $83,217)		85,891

Total Investments in Affiliates (Cost $83,217)		85,891

Total Investments 99.9% (Cost $83,217)		$85,891

Other Assets and Liabilities, net 0.1%		71

Net Assets 100.0%		$85,962

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds
United States	$85,891	$0	$0	$85,891

Total Investments	$85,891	$0	$0	$85,891

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

COMMON STOCKS 97.4%

AUSTRALIA 5.1%

COMMUNICATION SERVICES 0.3%

Telstra Corp. Ltd.	728,887	$1,811

CONSUMER DISCRETIONARY 0.2%

Crown Resorts Ltd.	30,879	261

Wesfarmers Ltd.	34,559	1,004

		1,265

CONSUMER STAPLES 0.5%

Coca-Cola Amatil Ltd.	52,140	405

Coles Group Ltd.	36,086	376

Inghams Group Ltd. (c)	46,523	110

Metcash Ltd.	49,952	90

Woolworths Group Ltd.	63,061	1,599

		2,580

ENERGY 0.1%

Woodside Petroleum Ltd.	31,195	754

FINANCIALS 2.8%

AMP Ltd.	662,460	891

Australia & New Zealand Banking Group Ltd.	164,839	2,843

Bank of Queensland Ltd. (c)	36,371	185

Bendigo & Adelaide Bank Ltd.	35,769	245

Commonwealth Bank of Australia	51,997	2,917

Macquarie Group Ltd.	10,713	1,037

National Australia Bank Ltd.	146,842	2,541

QBE Insurance Group Ltd.	51,258	463

Suncorp Group Ltd.	118,548	1,077

Westpac Banking Corp.	165,986	2,835

		15,034

HEALTH CARE 0.1%

Healius Ltd.	118,581	229

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	143,776	528

Brambles Ltd.	26,985	222

CIMIC Group Ltd.	4,587	107

Downer EDI Ltd.	86,612	496

Qantas Airways Ltd.	71,679	357

		1,710

MATERIALS 0.8%

BHP Group Ltd.	61,684	1,689

BHP Group PLC	49,735	1,165

Fortescue Metals Group Ltd.	118,379	892

Incitec Pivot Ltd.	67,886	152

Orica Ltd.	6,323	98

		3,996

REAL ESTATE 0.0%

Lend Lease Group	8,192	101

UTILITIES 0.0%

APA Group	12,775	99

	SHARES	MARKET VALUE (000S)

AusNet Services	87,010	$104

		203

Total Australia		27,683

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	4,876	273

FINANCIALS 0.1%

Erste Group Bank AG	16,732	629

Raiffeisen Bank International AG	5,516	138

		767

INDUSTRIALS 0.0%

Andritz AG	3,278	141

Oesterreichische Post AG	3,008	114

		255

MATERIALS 0.1%

voestalpine AG	10,606	294

Total Austria		1,589

BELGIUM 0.8%

COMMUNICATION SERVICES 0.1%

Proximus SADP	18,790	539

CONSUMER STAPLES 0.2%

Anheuser-Busch InBev S.A. NV	9,693	794

Colruyt S.A.	2,575	134

		928

FINANCIALS 0.3%

Ageas	20,328	1,202

KBC Group NV	10,302	777

		1,979

INDUSTRIALS 0.1%

bpost S.A.	27,535	318

MATERIALS 0.1%

Solvay S.A.	3,988	464

Total Belgium		4,228

CANADA 6.2%

COMMUNICATION SERVICES 0.3%

BCE, Inc.	11,586	537

Corus Entertainment, Inc. ‘B’	40,451	165

Rogers Communications, Inc. ‘B’	3,104	154

Shaw Communications, Inc. ‘B’	15,167	308

TELUS Corp.	15,157	587

		1,751

CONSUMER DISCRETIONARY 0.4%

Canadian Tire Corp. Ltd. ‘A’	5,407	582

Magna International, Inc.	24,334	1,334

		1,916

CONSUMER STAPLES 0.2%

Empire Co. Ltd. ‘A’	14,166	332

	SHARES	MARKET VALUE (000S)

George Weston Ltd.	9,520	$755

Loblaw Cos. Ltd.	3,890	201

		1,288

ENERGY 1.0%

ARC Resources Ltd. (c)	38,026	240

Cenovus Energy, Inc.	26,442	269

Crescent Point Energy Corp.	320,150	1,427

Husky Energy, Inc.	40,431	324

MEG Energy Corp. (a)	67,574	385

Peyto Exploration & Development Corp. (c)	46,860	137

Precision Drilling Corp. (a)	106,817	149

Suncor Energy, Inc.	57,509	1,885

TC Energy Corp.	11,440	609

		5,425

FINANCIALS 2.9%

Bank of Montreal	27,692	2,146

Bank of Nova Scotia	44,144	2,494

Brookfield Asset Management, Inc. ‘A’	4,419	255

Canadian Imperial Bank of Commerce	16,624	1,383

CI Financial Corp.	15,837	265

Home Capital Group, Inc.	11,690	297

Manulife Financial Corp.	15,789	320

National Bank of Canada	12,406	689

Onex Corp.	12,658	801

Power Corp. of Canada	34,030	877

Power Financial Corp.	16,850	453

Royal Bank of Canada	35,406	2,802

Sun Life Financial, Inc.	7,308	333

Toronto-Dominion Bank	42,259	2,370

		15,485

INDUSTRIALS 0.8%

Air Canada (a)	39,736	1,484

Canadian National Railway Co.	7,953	720

Canadian Pacific Railway Ltd.	2,334	595

TFI International, Inc.	7,802	263

Thomson Reuters Corp.	20,715	1,482

		4,544

MATERIALS 0.2%

Eldorado Gold Corp. (a)	51,138	411

Teck Resources Ltd. ‘B’	21,359	370

Yamana Gold, Inc.	75,836	300

		1,081

UTILITIES 0.4%

AltaGas Ltd.	7,297	111

Atco Ltd. ‘I’	14,117	541

Canadian Utilities Ltd. ‘A’	9,638	291

Capital Power Corp.	10,483	277

Fortis, Inc.	3,054	127

Hydro One Ltd.	7,408	143

TransAlta Corp.	78,649	562

		2,052

Total Canada		33,542

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
CHILE 0.0%

MATERIALS 0.0%

Antofagasta PLC	8,946	$108

Total Chile		108

DENMARK 0.6%

CONSUMER DISCRETIONARY 0.0%

Pandora A/S	5,512	240

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	2,667	398

FINANCIALS 0.1%

Danske Bank A/S	39,345	636

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	4,534	263

INDUSTRIALS 0.4%

AP Moller - Maersk A/S ‘B’	591	852

ISS A/S	39,219	941

Vestas Wind Systems A/S	1,463	148

		1,941

Total Denmark		3,478

FINLAND 0.7%

CONSUMER STAPLES 0.0%

Kesko Oyj ‘B’	1,825	129

FINANCIALS 0.5%

Nordea Bank Abp	304,559	2,464

INDUSTRIALS 0.0%

Kone Oyj ‘B’	3,369	221

INFORMATION TECHNOLOGY 0.0%

Nokia Oyj	51,636	191

MATERIALS 0.2%

Stora Enso Oyj ‘R’	18,947	276

UPM-Kymmene Oyj	14,395	499

		775

UTILITIES 0.0%

Fortum Oyj	6,246	154

Total Finland		3,934

FRANCE 11.0%

COMMUNICATION SERVICES 0.9%

Bollore S.A.	22,947	100

Eutelsat Communications S.A.	11,653	190

Iliad S.A.	810	105

Lagardere S.C.A.	30,153	657

Orange S.A. (c)	179,021	2,631

Publicis Groupe S.A.	8,781	398

Vivendi S.A.	23,755	688

		4,769

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.8%

Cie Generale des Etablissements Michelin S.C.A.	10,655	$1,311

Elior Group S.A.	26,353	388

Faurecia SE	2,005	109

LVMH Moet Hennessy Louis Vuitton SE	1,719	801

Peugeot S.A.	20,776	500

Renault S.A.	22,766	1,081

Sodexo S.A.	931	111

Valeo S.A.	6,735	239

		4,540

CONSUMER STAPLES 0.8%

Carrefour S.A.	109,822	1,847

Casino Guichard Perrachon S.A. (c)	29,609	1,385

Danone S.A.	6,278	521

L’Oreal S.A.	1,339	396

Pernod Ricard S.A.	626	112

		4,261

ENERGY 0.8%

CGG S.A. (a)	105,725	346

Total S.A.	67,867	3,766

		4,112

FINANCIALS 3.0%

AXA S.A.	115,080	3,252

BNP Paribas S.A.	98,463	5,852

CNP Assurances	12,997	259

Credit Agricole S.A.	62,941	916

Eurazeo S.A.	3,032	208

Natixis S.A.	94,838	423

SCOR SE	8,530	359

Societe Generale S.A.	145,116	5,064

		16,333

HEALTH CARE 1.2%

Sanofi	63,556	6,383

INDUSTRIALS 1.9%

Air France-KLM (a)	163,561	1,821

Alstom S.A.	6,126	291

Bouygues S.A.	30,371	1,295

Cie de Saint-Gobain	40,185	1,646

Eiffage S.A.	4,847	556

Rexel S.A.	61,663	820

Safran S.A.	1,956	302

Schneider Electric SE	14,389	1,478

SPIE S.A.	6,578	135

Vinci S.A.	15,889	1,770

		10,114

INFORMATION TECHNOLOGY 0.2%

Atos SE	8,382	701

Capgemini SE	1,817	222

		923

MATERIALS 0.1%

Air Liquide S.A.	3,226	457

	SHARES	MARKET VALUE (000S)
UTILITIES 1.3%

Electricite de France S.A.	144,149	$1,608

Engie S.A.	234,701	3,802

Suez	55,077	835

Veolia Environnement S.A.	31,512	838

		7,083

Total France		58,975

GERMANY 9.3%

COMMUNICATION SERVICES 0.8%

Deutsche Telekom AG	203,406	3,324

ProSiebenSat.1 Media SE	35,411	552

Telefonica Deutschland Holding AG	38,571	112

		3,988

CONSUMER DISCRETIONARY 1.6%

adidas AG	1,451	472

Bayerische Motoren Werke AG	32,320	2,647

Ceconomy AG	69,107	418

Continental AG	6,076	785

Daimler AG	72,015	3,981

Hella GmbH & Co. KGaA	1,915	106

Hugo Boss AG	5,560	269

TUI AG	8,342	105

		8,783

CONSUMER STAPLES 0.3%

Metro AG	70,943	1,142

Suedzucker AG (c)	19,176	351

		1,493

FINANCIALS 1.9%

Commerzbank AG	242,315	1,497

Deutsche Bank AG	533,916	4,137

Deutsche Pfandbriefbank AG	35,029	570

DWS Group GmbH & Co. KGaA	3,758	133

Hannover Rueck SE	3,095	597

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,786	2,888

Talanx AG	11,442	566

		10,388

HEALTH CARE 1.0%

Bayer AG	51,370	4,176

Fresenius Medical Care AG & Co. KGaA	5,315	391

Fresenius SE & Co. KGaA	10,616	598

Merck KGaA	1,920	226

		5,391

INDUSTRIALS 1.5%

Brenntag AG	5,347	290

Deutsche Lufthansa AG	106,565	1,962

Deutsche Post AG	58,126	2,210

GEA Group AG	6,977	231

Hochtief AG	1,429	182

OSRAM Licht AG (a)(c)	5,327	242

Siemens AG	23,632	3,086

		8,203

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.2%

SAP SE	7,594	$1,022

MATERIALS 1.1%

BASF SE	44,313	3,338

Covestro AG	6,762	315

Evonik Industries AG	16,662	509

HeidelbergCement AG	8,170	594

K+S AG	26,522	330

Lanxess AG	3,188	214

Salzgitter AG	25,242	557

thyssenkrupp AG	11,432	154

		6,011

UTILITIES 0.9%

E.ON SE	171,540	1,834

RWE AG	94,094	2,883

		4,717

Total Germany		49,996

HONG KONG 1.7%

COMMUNICATION SERVICES 0.1%

HKT Trust & HKT Ltd.	168,000	237

PCCW Ltd.	282,000	167

		404

CONSUMER DISCRETIONARY 0.2%

Li & Fung Ltd.	1,162,000	127

SJM Holdings Ltd.	555,000	632

Skyworth Group Ltd.	398,000	115

Yue Yuen Industrial Holdings Ltd.	93,000	274

		1,148

FINANCIALS 0.0%

Bank of East Asia Ltd.	39,400	88

Hang Seng Bank Ltd.	8,400	174

		262

INDUSTRIALS 0.2%

Cathay Pacific Airways Ltd. (c)	121,000	179

CK Hutchison Holdings Ltd.	66,500	634

Jardine Matheson Holdings Ltd.	1,900	105

MTR Corp. Ltd.	24,000	142

		1,060

INFORMATION TECHNOLOGY 0.1%

GCL-Poly Energy Holdings Ltd. (a)	687,000	26

Kingboard Holdings Ltd.	106,500	338

Kingboard Laminates Holdings Ltd.	86,000	106

		470

REAL ESTATE 1.0%

CK Asset Holdings Ltd.	34,500	249

Hang Lung Group Ltd.	39,000	97

Hang Lung Properties Ltd.	92,000	202

Henderson Land Development Co. Ltd.	36,750	180

Hongkong Land Holdings Ltd.	71,700	413

	SHARES	MARKET VALUE (000S)

Hysan Development Co. Ltd.	35,000	$137

Kerry Properties Ltd.	87,000	276

New World Development Co. Ltd.	330,000	452

Shimao Property Holdings Ltd.	166,000	643

Sino Land Co. Ltd.	128,000	186

Sun Hung Kai Properties Ltd.	52,000	796

Swire Pacific Ltd. ‘A’	78,000	725

Swire Properties Ltd.	36,200	120

Wharf Holdings Ltd.	168,000	427

Wheelock & Co. Ltd.	58,000	387

		5,290

UTILITIES 0.1%

CLP Holdings Ltd.	36,000	378

Total Hong Kong		9,012

IRELAND 1.0%

CONSUMER DISCRETIONARY 0.0%

Aptiv PLC	1,609	153

FINANCIALS 0.2%

Bank of Ireland Group PLC	149,851	825

HEALTH CARE 0.4%

Medtronic PLC	20,490	2,325

INDUSTRIALS 0.2%

AerCap Holdings NV (a)	10,021	616

Experian PLC	13,940	472

		1,088

MATERIALS 0.2%

CRH PLC	19,342	780

Smurfit Kappa Group PLC	9,980	385

		1,165

Total Ireland		5,556

ISRAEL 0.7%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	354,043	285

ENERGY 0.0%

Delek Group Ltd.	694	106

FINANCIALS 0.4%

Bank Hapoalim BM	86,914	722

Bank Leumi Le-Israel BM	90,292	658

Israel Discount Bank Ltd. ‘A’	164,760	765

		2,145

HEALTH CARE 0.1%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	60,320	591

MATERIALS 0.1%

Israel Chemicals Ltd.	85,181	402

Israel Corp. Ltd. (a)	618	129

		531

Total Israel		3,658

	SHARES	MARKET VALUE (000S)
ITALY 4.1%

COMMUNICATION SERVICES 0.3%

Telecom Italia SpA (a)	2,601,919	$1,625

ENERGY 0.6%

Eni SpA	208,663	3,241

Saipem SpA (a)	21,590	105

		3,346

FINANCIALS 2.1%

Assicurazioni Generali SpA	104,009	2,147

Banca Monte dei Paschi di Siena SpA (a)	85,529	134

Banco BPM SpA	534,364	1,216

BPER Banca	120,114	604

Intesa Sanpaolo SpA	655,589	1,727

Mediobanca SpA	19,769	218

Poste Italiane SpA	146,409	1,664

UniCredit SpA	113,501	1,659

Unione di Banche Italiane SpA	214,445	701

Unipol Gruppo Finanziario SpA	121,388	697

UnipolSai Assicurazioni SpA	111,876	326

		11,093

INDUSTRIALS 0.2%

Atlantia SpA	13,032	304

Leonardo SpA	42,508	499

Salini Impregilo SpA	57,323	103

		906

UTILITIES 0.9%

Enel SpA	571,392	4,539

Hera SpA	23,642	103

Snam SpA	37,092	195

		4,837

Total Italy		21,807

JAPAN 26.1%

COMMUNICATION SERVICES 1.9%

DeNA Co. Ltd.	5,600	90

Dentsu, Inc.	6,400	221

Fuji Media Holdings, Inc.	23,200	330

Gree, Inc.	29,000	131

GungHo Online Entertainment, Inc. (a)	9,630	204

KDDI Corp.	65,300	1,948

Nippon Telegraph & Telephone Corp.	147,200	3,720

Nippon Television Holdings, Inc.	6,700	89

NTT DOCOMO, Inc.	53,100	1,479

SoftBank Group Corp.	43,500	1,889

Yahoo Japan Corp.	38,500	163

		10,264

CONSUMER DISCRETIONARY 4.6%

Aisin Seiki Co. Ltd.	14,800	548

Aoyama Trading Co. Ltd.	26,200	369

Bandai Namco Holdings, Inc.	3,800	231

Benesse Holdings, Inc.	4,500	118

Bridgestone Corp.	41,500	1,542

Casio Computer Co. Ltd.	12,600	252

DCM Holdings Co. Ltd.	25,900	252

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Denso Corp.	5,600	$253

EDION Corp.	22,100	245

H2O Retailing Corp.	15,200	170

Heiwa Corp.	5,600	117

Honda Motor Co. Ltd.	117,700	3,331

Isetan Mitsukoshi Holdings Ltd.	42,900	385

Isuzu Motors Ltd.	13,300	157

J Front Retailing Co. Ltd.	16,000	223

K’s Holdings Corp.	11,900	156

KYB Corp.	4,200	125

Mazda Motor Corp.	114,500	976

Nikon Corp.	22,200	272

Nissan Motor Co. Ltd.	362,300	2,099

Onward Holdings Co. Ltd.	23,400	140

Panasonic Corp.	109,900	1,031

Sega Sammy Holdings, Inc.	12,800	185

Sekisui Chemical Co. Ltd.	23,900	415

Sekisui House Ltd.	41,600	888

Skylark Co. Ltd. (c)	25,200	494

Sony Corp.	16,200	1,100

Subaru Corp.	42,000	1,040

Sumitomo Electric Industries Ltd.	55,600	835

Sumitomo Forestry Co. Ltd.	16,500	243

Sumitomo Rubber Industries Ltd.	16,300	199

Suzuki Motor Corp.	8,800	367

Takashimaya Co. Ltd.	23,600	265

Toyo Tire Corp.	8,100	116

Toyota Motor Corp.	66,100	4,658

Yamada Denki Co. Ltd.	101,800	540

Yamaha Motor Co. Ltd.	12,600	252

		24,589

CONSUMER STAPLES 1.4%

Aeon Co. Ltd.	93,747	1,935

Ajinomoto Co., Inc.	22,300	371

Ito En Ltd.	2,000	100

Japan Tobacco, Inc. (c)	39,756	886

Kao Corp.	2,200	181

Kirin Holdings Co. Ltd.	27,600	602

Megmilk Snow Brand Co. Ltd.	6,700	153

MEIJI Holdings Co. Ltd.	3,100	210

Morinaga Milk Industry Co. Ltd.	9,200	375

NH Foods Ltd.	9,600	398

Nippon Suisan Kaisha Ltd.	41,400	247

Sapporo Holdings Ltd.	13,500	319

Seven & i Holdings Co. Ltd.	30,100	1,103

Suntory Beverage & Food Ltd.	4,000	167

Valor Holdings Co. Ltd.	7,300	143

Yamazaki Baking Co. Ltd.	21,000	375

		7,565

ENERGY 0.4%

Cosmo Energy Holdings Co. Ltd.	5,400	124

Idemitsu Kosan Co. Ltd.	5,931	164

Inpex Corp.	80,900	838

Iwatani Corp.	3,100	105

Japan Petroleum Exploration Co. Ltd.	11,200	302

JXTG Holdings, Inc.	80,850	367

		1,900

FINANCIALS 4.5%

77 Bank Ltd.	8,000	133

Chiba Bank Ltd.	18,600	107

	SHARES	MARKET VALUE (000S)

Concordia Financial Group Ltd.	64,100	$263

Credit Saison Co. Ltd.	15,200	264

Dai-ichi Life Holdings, Inc.	94,700	1,561

Daiwa Securities Group, Inc.	116,200	587

Fukuoka Financial Group, Inc.	7,200	138

Gunma Bank Ltd.	56,500	198

Hachijuni Bank Ltd.	36,800	160

Hokuhoku Financial Group, Inc.	18,200	191

Japan Post Bank Co. Ltd.	58,400	560

Japan Post Holdings Co. Ltd.	141,100	1,327

Japan Post Insurance Co. Ltd.	11,200	191

Mitsubishi UFJ Financial Group, Inc.	767,900	4,151

Mizuho Financial Group, Inc.	1,884,500	2,903

MS&AD Insurance Group Holdings, Inc.	30,900	1,020

Nishi-Nippon Financial Holdings, Inc.	24,500	191

Nomura Holdings, Inc.	319,000	1,641

North Pacific Bank Ltd.	55,100	123

ORIX Corp.	61,500	1,019

Resona Holdings, Inc.	135,500	591

Shinsei Bank Ltd.	17,700	270

Shizuoka Bank Ltd.	24,400	181

Sompo Holdings, Inc.	12,300	483

Sony Financial Holdings, Inc.	15,000	360

Sumitomo Mitsui Financial Group, Inc.	77,000	2,844

Sumitomo Mitsui Trust Holdings, Inc.	18,500	731

Suruga Bank Ltd. (c)	89,300	406

T&D Holdings, Inc.	31,600	400

Tokio Marine Holdings, Inc.	21,900	1,226

Yamaguchi Financial Group, Inc.	28,200	191

		24,411

HEALTH CARE 1.2%

Alfresa Holdings Corp.	11,100	225

Astellas Pharma, Inc.	88,400	1,509

Daiichi Sankyo Co. Ltd.	10,316	681

Eisai Co. Ltd.	1,800	135

Hoya Corp.	3,600	344

KYORIN Holdings, Inc.	6,400	112

Medipal Holdings Corp.	11,400	252

Miraca Holdings, Inc.	13,600	333

Mitsubishi Tanabe Pharma Corp.	12,500	229

Nipro Corp.	13,700	165

Olympus Corp.	19,100	294

Otsuka Holdings Co. Ltd.	14,028	625

Sumitomo Dainippon Pharma Co. Ltd.	8,000	155

Suzuken Co. Ltd.	5,900	240

Takeda Pharmaceutical Co. Ltd.	19,900	787

Toho Holdings Co. Ltd.	9,100	202

		6,288

INDUSTRIALS 4.7%

Amada Holdings Co. Ltd.	24,700	281

ANA Holdings, Inc.	20,400	681

Asahi Glass Co. Ltd.	17,400	622

Central Japan Railway Co.	3,100	623

Dai Nippon Printing Co. Ltd.	31,000	838

Daikin Industries Ltd.	1,200	169

East Japan Railway Co.	16,600	1,498

Fuji Electric Co. Ltd.	4,200	128

	SHARES	MARKET VALUE (000S)

Fujikura Ltd.	118,600	$488

Furukawa Electric Co. Ltd.	8,200	210

Glory Ltd.	7,200	218

Hino Motors Ltd.	10,000	106

Hitachi Construction Machinery Co. Ltd.	5,300	158

Hitachi Zosen Corp.	48,300	182

IHI Corp.	9,800	229

ITOCHU Corp.	59,300	1,374

Japan Airlines Co. Ltd.	28,000	872

JTEKT Corp.	20,600	243

Kajima Corp.	9,200	122

Kawasaki Heavy Industries Ltd.	17,100	374

Kawasaki Kisen Kaisha Ltd. (a)	8,300	140

Kubota Corp.	16,600	261

LIXIL Group Corp.	40,900	706

Marubeni Corp.	138,000	1,020

Mitsubishi Corp.	35,800	948

Mitsubishi Electric Corp.	89,300	1,216

Mitsubishi Heavy Industries Ltd.	41,000	1,590

Mitsui & Co. Ltd.	87,100	1,548

Mitsui E&S Holdings Co. Ltd. (a)	22,200	180

Mitsui OSK Lines Ltd.	4,400	121

Nippon Express Co. Ltd.	4,600	270

Nippon Sheet Glass Co. Ltd.	60,800	385

Nippon Yusen KK	29,400	530

Nisshinbo Holdings, Inc.	26,300	250

NSK Ltd.	52,500	496

NTN Corp.	149,500	468

Obayashi Corp.	15,100	168

Secom Co. Ltd.	4,000	357

Shimizu Corp.	10,400	106

Sojitz Corp.	125,500	404

Sumitomo Corp.	61,100	908

Sumitomo Heavy Industries Ltd.	15,300	435

Tobu Railway Co. Ltd.	7,200	261

Tokyu Corp.	13,300	246

Toppan Printing Co. Ltd.	32,300	667

Toshiba Corp.	21,900	743

Toyota Tsusho Corp.	10,000	351

West Japan Railway Co.	10,800	934

		25,125

INFORMATION TECHNOLOGY 3.6%

Brother Industries Ltd.	17,200	355

Canon Marketing Japan, Inc.	4,700	109

Canon, Inc. (c)	71,250	1,950

Citizen Watch Co. Ltd.	26,700	145

FUJIFILM Holdings Corp.	31,700	1,514

Fujitsu Ltd.	25,900	2,436

Hitachi High-Technologies Corp.	1,600	113

Hitachi Ltd.	104,800	4,422

Ibiden Co. Ltd.	16,700	398

Japan Display, Inc. (a)(c)	565,500	412

Konica Minolta, Inc.	107,200	698

Kyocera Corp.	8,700	593

Mixi, Inc.	6,800	129

Murata Manufacturing Co. Ltd.	6,400	394

NEC Corp.	40,200	1,664

Nippon Electric Glass Co. Ltd.	19,200	426

NTT Data Corp.	17,700	237

Oki Electric Industry Co. Ltd.	26,900	374

Omron Corp.	2,000	117

Renesas Electronics Corp. (a)	15,900	109

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Ricoh Co. Ltd.	137,600	$1,497

Rohm Co. Ltd.	2,400	191

SCREEN Holdings Co. Ltd.	1,600	109

Seiko Epson Corp.	24,900	376

TDK Corp.	4,000	449

Tokyo Electron Ltd.	1,200	262

Toshiba TEC Corp.	4,100	169

		19,648

MATERIALS 2.0%

Asahi Kasei Corp.	48,100	540

Daicel Corp.	21,600	206

DIC Corp.	10,600	293

Hitachi Chemical Co. Ltd.	6,600	276

JFE Holdings, Inc.	60,100	771

Kaneka Corp.	6,700	215

Kobe Steel Ltd.	95,300	511

Kuraray Co. Ltd.	25,300	307

Mitsubishi Chemical Holdings Corp.	190,400	1,419

Mitsubishi Gas Chemical Co., Inc.	8,000	122

Mitsubishi Materials Corp.	14,300	388

Mitsui Chemicals, Inc.	10,800	263

Mitsui Mining & Smelting Co. Ltd.	4,600	122

Nippon Light Metal Holdings Co. Ltd.	171,100	368

Nippon Paper Industries Co. Ltd. ‘L’	28,418	480

Nippon Steel Corp.	39,600	597

Nitto Denko Corp.	2,700	152

Oji Holdings Corp.	45,400	245

Shin-Etsu Chemical Co. Ltd.	1,700	187

Sumitomo Chemical Co. Ltd.	214,400	973

Taiheiyo Cement Corp.	8,800	258

Teijin Ltd.	26,700	499

Tokuyama Corp.	3,800	99

Toray Industries, Inc.	24,000	163

Tosoh Corp.	18,300	282

Toyo Seikan Group Holdings Ltd.	21,200	365

Toyobo Co. Ltd.	18,200	276

UACJ Corp.	4,500	102

Ube Industries Ltd.	12,900	279

		10,758

REAL ESTATE 0.2%

Daiwa House Industry Co. Ltd.	9,700	300

Mitsubishi Estate Co. Ltd.	6,800	130

Mitsui Fudosan Co. Ltd.	8,700	213

Nomura Real Estate Holdings, Inc.	10,700	257

Tokyu Fudosan Holdings Corp.	30,000	207

		1,107

UTILITIES 1.6%

Chubu Electric Power Co., Inc.	86,500	1,223

Chugoku Electric Power Co., Inc.	60,600	797

Electric Power Development Co. Ltd. ‘C’	14,200	345

Hokkaido Electric Power Co., Inc.	54,400	264

Hokuriku Electric Power Co.	39,488	288

Kansai Electric Power Co., Inc.	82,900	960

Kyushu Electric Power Co., Inc.	73,000	633

Osaka Gas Co. Ltd.	11,100	212

Shikoku Electric Power Co., Inc.	30,100	297

Toho Gas Co. Ltd.	2,400	98

Tohoku Electric Power Co., Inc.	59,100	586

	SHARES	MARKET VALUE (000S)

Tokyo Electric Power Co. Holdings, Inc. (a)	595,200	$2,548

Tokyo Gas Co. Ltd.	13,200	321

		8,572

Total Japan		140,227

LUXEMBOURG 0.2%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	2,537	122

RTL Group S.A.	7,208	355

SES S.A.	29,133	409

		886

MATERIALS 0.1%

ArcelorMittal S.A.	22,824	402

Total Luxembourg		1,288

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	33,600	180

Wynn Macau Ltd.	54,400	134

		314

Total Macau		314

NETHERLANDS 2.8%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	208,991	619

VEON Ltd. ADR	222,624	563

		1,182

CONSUMER STAPLES 0.4%

Heineken Holding NV	4,671	454

Koninklijke Ahold Delhaize NV	65,107	1,632

		2,086

ENERGY 0.9%

Royal Dutch Shell PLC ‘A’	155,410	4,582

FINANCIALS 0.6%

ABN AMRO Bank NV	5,290	96

Aegon NV	132,061	605

ASR Nederland NV	10,392	390

ING Groep NV	127,030	1,527

NN Group NV	10,133	385

		3,003

HEALTH CARE 0.2%

Koninklijke Philips NV	26,178	1,280

INDUSTRIALS 0.4%

Arcadis NV	7,812	183

Boskalis Westminster	8,582	220

Randstad NV	2,029	124

Signify NV	37,957	1,188

Wolters Kluwer NV	5,879	429

		2,144

MATERIALS 0.1%

Akzo Nobel NV	4,460	456

	SHARES	MARKET VALUE (000S)

Koninklijke DSM NV	1,433	$187

		643

Total Netherlands		14,920

NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	131,685	384

MATERIALS 0.1%

Fletcher Building Ltd.	107,239	368

UTILITIES 0.0%

Contact Energy Ltd.	40,240	193

Meridian Energy Ltd.	29,299	99

		292

Total New Zealand		1,044

NORWAY 0.7%

COMMUNICATION SERVICES 0.1%

Telenor ASA	27,403	491

CONSUMER STAPLES 0.1%

Mowi ASA	15,737	409

Orkla ASA	23,334	237

		646

ENERGY 0.3%

Equinor ASA	77,480	1,545

FINANCIALS 0.1%

DNB ASA	22,208	416

MATERIALS 0.1%

Norsk Hydro ASA	35,895	133

Yara International ASA	9,001	375

		508

Total Norway		3,606

PORTUGAL 0.3%

MATERIALS 0.0%

Navigator Co. S.A.	48,919	197

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	345,191	1,498

Total Portugal		1,695

SINGAPORE 0.7%

COMMUNICATION SERVICES 0.1%

Singapore Press Holdings Ltd.	74,400	120

Singapore Telecommunications Ltd.	184,200	462

		582

CONSUMER STAPLES 0.0%

Wilmar International Ltd.	67,200	206

FINANCIALS 0.3%

DBS Group Holdings Ltd.	29,910	577

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Oversea-Chinese Banking Corp. Ltd.	37,100	$303

United Overseas Bank Ltd.	30,000	590

		1,470

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	194,900	345

Keppel Corp. Ltd.	86,400	435

Sembcorp Industries Ltd.	112,500	192

Singapore Airlines Ltd.	79,567	535

		1,507

REAL ESTATE 0.0%

CapitaLand Ltd.	37,400	105

Total Singapore		3,870

SOUTH AFRICA 0.1%

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV ‘H’ (a)(c)	1,568,493	95

FINANCIALS 0.1%

Investec PLC	37,711	221

Total South Africa		316

SPAIN 4.2%

COMMUNICATION SERVICES 0.7%

Telefonica S.A.	536,060	3,749

CONSUMER DISCRETIONARY 0.0%

Industria de Diseno Textil S.A.	4,676	165

ENERGY 0.2%

Repsol S.A.	67,805	1,065

FINANCIALS 1.9%

Banco Bilbao Vizcaya Argentaria S.A.	362,335	2,034

Banco de Sabadell S.A.	740,568	867

Banco Santander S.A.	1,535,652	6,439

Bankia S.A.	52,749	113

Mapfre S.A.	151,499	402

		9,855

INDUSTRIALS 0.4%

Abengoa S.A. ‘B’ (a)	226,011	3

ACS Actividades de Construccion Y Servicios S.A.	31,836	1,277

Ferrovial S.A.	23,705	718

Obrascon Huarte Lain S.A. (c)	91,347	109

		2,107

UTILITIES 1.0%

Acciona S.A. (c)	4,070	429

Enagas S.A.	4,875	124

Endesa S.A. (c)	50,196	1,341

Iberdrola S.A.	248,726	2,563

Naturgy Energy Group S.A.	33,409	841

Red Electrica Corp. S.A.	11,206	226

		5,524

Total Spain		22,465

	SHARES	MARKET VALUE (000S)
SWEDEN 1.6%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	172,444	$741

CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	1,413	119

Electrolux AB ‘B’	11,667	287

Hennes & Mauritz AB ‘B’	59,512	1,214

		1,620

CONSUMER STAPLES 0.1%

Swedish Match AB	4,622	238

FINANCIALS 0.5%

Industrivarden AB ‘C’	4,607	111

Skandinaviska Enskilda Banken AB ‘A’	93,410	879

Svenska Handelsbanken AB ‘A’	59,348	639

Swedbank AB ‘A’	51,269	762

		2,391

HEALTH CARE 0.0%

Getinge AB ‘B’	10,815	201

INDUSTRIALS 0.4%

Atlas Copco AB ‘A’	5,221	209

Sandvik AB	17,391	339

Securitas AB ‘B’	9,212	159

Skanska AB ‘B’	17,069	386

SKF AB ‘B’	27,379	554

Volvo AB ‘B’	35,681	597

		2,244

INFORMATION TECHNOLOGY 0.2%

Telefonaktiebolaget LM Ericsson ‘B’	113,049	988

MATERIALS 0.0%

Boliden AB	4,417	117

Total Sweden		8,540

SWITZERLAND 6.1%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,367	724

CONSUMER DISCRETIONARY 0.2%

Cie Financiere Richemont S.A.	3,424	267

Dufry AG	2,225	221

Garmin Ltd.	3,550	346

Swatch Group AG	572	160

		994

CONSUMER STAPLES 1.2%

Aryzta AG (a)	74,666	83

Nestle S.A.	58,070	6,287

		6,370

FINANCIALS 2.0%

Baloise Holding AG	602	109

Credit Suisse Group AG	64,146	867

	SHARES	MARKET VALUE (000S)

Helvetia Holding AG	3,760	$531

Swiss Life Holding AG	3,177	1,594

Swiss Re AG	21,197	2,381

UBS Group AG	137,843	1,740

Zurich Insurance Group AG	9,294	3,812

		11,034

HEALTH CARE 1.7%

Novartis AG	43,829	4,150

Roche Holding AG	14,998	4,875

		9,025

INDUSTRIALS 0.5%

ABB Ltd.	68,936	1,663

Adecco Group AG	11,912	753

Kuehne + Nagel International AG	1,196	202

SGS S.A.	53	145

		2,763

INFORMATION TECHNOLOGY 0.1%

STMicroelectronics NV	4,253	115

TE Connectivity Ltd.	2,953	283

		398

MATERIALS 0.3%

Glencore PLC	281,582	877

LafargeHolcim Ltd.	13,691	759

		1,636

Total Switzerland		32,944

UNITED KINGDOM 12.6%

COMMUNICATION SERVICES 1.0%

BT Group PLC	490,437	1,250

ITV PLC	137,894	276

Pearson PLC	60,009	507

Vodafone Group PLC	1,049,531	2,038

WPP PLC	109,822	1,545

		5,616

CONSUMER DISCRETIONARY 1.5%

Barratt Developments PLC	28,880	286

Berkeley Group Holdings PLC	6,261	403

Burberry Group PLC	11,594	339

Compass Group PLC	45,373	1,137

Dixons Carphone PLC	168,487	322

Fiat Chrysler Automobiles NV	109,836	1,613

Inchcape PLC	38,698	362

InterContinental Hotels Group PLC	1,599	110

Kingfisher PLC	360,411	1,038

Marks & Spencer Group PLC	351,763	997

Next PLC	6,634	618

Taylor Wimpey PLC	45,569	117

Thomas Cook Group PLC «(c)	642,254	0

Whitbread PLC	4,297	276

William Hill PLC	122,906	307

		7,925

CONSUMER STAPLES 1.5%

British American Tobacco PLC	36,084	1,534

Diageo PLC	24,787	1,044

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Imperial Brands PLC	61,910	$1,532

J Sainsbury PLC	251,845	768

Reckitt Benckiser Group PLC	8,057	654

Tate & Lyle PLC	32,454	327

Unilever NV	14,424	828

Unilever PLC	12,826	734

WM Morrison Supermarkets PLC	154,802	410

		7,831

ENERGY 0.7%

BP PLC	590,587	3,715

FINANCIALS 3.5%

3i Group PLC	17,995	262

Aviva PLC	308,204	1,711

Barclays PLC	1,441,613	3,437

Direct Line Insurance Group PLC	183,160	758

HSBC Holdings PLC	710,596	5,563

Legal & General Group PLC	157,753	634

Lloyds Banking Group PLC	3,675,427	3,045

Provident Financial PLC	19,565	119

Royal Bank of Scotland Group PLC	165,019	529

Standard Chartered PLC	176,377	1,662

Standard Life Aberdeen PLC	49,065	213

Virgin Money UK PLC	258,876	646

		18,579

HEALTH CARE 0.8%

AstraZeneca PLC	22,808	2,283

GlaxoSmithKline PLC	88,242	2,073

Smith & Nephew PLC	7,180	173

		4,529

INDUSTRIALS 1.5%

Aggreko PLC	28,996	320

Ashtead Group PLC	3,425	110

BAE Systems PLC	179,984	1,348

Capita PLC	299,872	653

CNH Industrial NV	52,240	574

easyJet PLC	8,592	162

Ferguson PLC	8,234	749

Firstgroup PLC (a)	77,926	129

G4S PLC	103,338	299

IMI PLC	12,577	197

International Consolidated Airlines Group S.A.	63,225	523

Meggitt PLC	45,847	399

National Express Group PLC	17,400	108

RELX PLC	16,384	414

Rolls-Royce Holdings PLC	56,232	508

Royal Mail PLC	408,087	1,227

Smiths Group PLC	5,874	131

Travis Perkins PLC	19,778	420

		8,271

INFORMATION TECHNOLOGY 0.0%

Micro Focus International PLC	4,544	64

Sage Group PLC	14,916	148

		212

MATERIALS 0.8%

Anglo American PLC	10,615	305

	SHARES	MARKET VALUE (000S)

DS Smith PLC	23,950	$122

Mondi PLC	4,734	111

Rio Tinto Ltd.	15,297	1,082

Rio Tinto PLC	44,700	2,646

		4,266

UTILITIES 1.3%

Centrica PLC	1,244,062	1,471

National Grid PLC	255,032	3,187

Pennon Group PLC	10,391	141

Severn Trent PLC	12,084	403

SSE PLC	63,042	1,202

United Utilities Group PLC	30,185	378

		6,782

Total United Kingdom		67,726

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC	2,500	120

Samsonite International S.A.	57,900	139

		259

HEALTH CARE 0.2%

Bausch Health Cos., Inc. (a)	34,857	1,043

Total United States		1,302

Total Common Stocks (Cost $459,011)		523,823

PREFERRED STOCKS 0.7%

GERMANY 0.7%

INDUSTRIALS 0.7%

Henkel AG & Co. KGaA	1,686	174

Schaeffler AG	49,386	533

Volkswagen AG	16,113	3,172

		3,879

Total Preferred Stocks (Cost $2,760)		3,879

REAL ESTATE INVESTMENT TRUSTS 0.7%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Mirvac Group	144,332	323

Scentre Group	46,022	124

Stockland	120,939	392

		839

Total Australia		839

CANADA 0.3%

REAL ESTATE 0.3%

Artis Real Estate Investment Trust (c)	31,381	288

Cominar Real Estate Investment Trust (c)	33,815	369

Dream Office Real Estate Investment Trust	12,185	292

H&R Real Estate Investment Trust	27,899	453

RioCan Real Estate Investment Trust	19,984	412

		1,814

Total Canada		1,814

	SHARES	MARKET VALUE (000S)
FRANCE 0.1%

REAL ESTATE 0.1%

Klepierre S.A.	3,377	$129

Unibail-Rodamco-Westfield	1,979	312

		441

Total France		441

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	18,000	191

Total Hong Kong		191

UNITED KINGDOM 0.1%

REAL ESTATE 0.1%

British Land Co. PLC	26,280	222

Intu Properties PLC	155,398	70

Land Securities Group PLC	26,523	348

		640

Total United Kingdom		640

Total Real Estate Investment Trusts (Cost $3,834)		3,925

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A. - Exp. 1/21/2020	67,805	32

Total Rights (Cost $32)		32

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	2

Total Warrants (Cost $0)		2

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.3%
		1,368

Total Short-Term Instruments (Cost $1,368)		1,368

Total Investments in Securities (Cost $467,005)		533,029

INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

MUTUAL FUNDS 1.8%

PIMCO Government Money Market Fund
1.620% (b)(c)(d)	9,736,053	9,736

Total Short-Term Instruments (Cost $9,736)		9,736

Total Investments in Affiliates (Cost $9,736)		9,736

Total Investments 100.9% (Cost $476,741)		$542,765

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net (0.9)%		(4,818)

Net Assets 100.0%		$537,947

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $11,855 were out on loan in exchange for $12,509 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$1,368	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(1,400)	$1,368	$1,368

Total Repurchase Agreements						$(1,400)	$1,368	$1,368

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,368	$0	$0	$0	$1,368	$(1,400)	$(32)

Master Securities Lending Agreement
BMO	0	0	0	2,187	2,187	(2,300)	(113)
BSN	0	0	0	235	235	(247)	(12)
FOB	0	0	0	1,482	1,482	(1,592)	(110)
GSC	0	0	0	2,054	2,054	(2,159)	(105)
IBD	0	0	0	95	95	(110)	(15)
MBC	0	0	0	4,004	4,004	(4,204)	(200)
SAL	0	0	0	1,798	1,798	(1,897)	(99)

Total Borrowings and Other Financing Transactions	$1,368	$0	$0	$11,855

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(12,111)	$0	$0	$0	$(12,111)
Real Estate Investment Trusts	(398)	0	0	0	(398)

Total Securities Lending Transactions	$(12,509)	$0	$0	$0	$(12,509)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$(12,509)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO RAE International Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	01/2020	JPY	21,261	$195	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$1,811	$0	$1,811
Consumer Discretionary	0	1,265	0	1,265
Consumer Staples	0	2,580	0	2,580
Energy	0	754	0	754
Financials	0	15,034	0	15,034
Health Care	0	229	0	229
Industrials	0	1,710	0	1,710
Materials	0	3,996	0	3,996
Real Estate	0	101	0	101
Utilities	0	203	0	203
Austria
Energy	0	273	0	273
Financials	0	767	0	767
Industrials	0	255	0	255
Materials	0	294	0	294
Belgium
Communication Services	0	539	0	539
Consumer Staples	134	794	0	928
Financials	0	1,979	0	1,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Industrials	$0	$318	$0	$318
Materials	0	464	0	464
Canada
Communication Services	1,751	0	0	1,751
Consumer Discretionary	1,916	0	0	1,916
Consumer Staples	1,288	0	0	1,288
Energy	5,425	0	0	5,425
Financials	15,485	0	0	15,485
Industrials	4,544	0	0	4,544
Materials	1,081	0	0	1,081
Utilities	2,052	0	0	2,052
Chile
Materials	0	108	0	108
Denmark
Consumer Discretionary	240	0	0	240
Consumer Staples	0	398	0	398
Financials	0	636	0	636
Health Care	0	263	0	263
Industrials	1,793	148	0	1,941
Finland
Consumer Staples	0	129	0	129
Financials	0	2,464	0	2,464

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Industrials	$0	$221	$0	$221
Information Technology	0	191	0	191
Materials	0	775	0	775
Utilities	0	154	0	154
France
Communication Services	847	3,922	0	4,769
Consumer Discretionary	111	4,429	0	4,540
Consumer Staples	1,385	2,876	0	4,261
Energy	0	4,112	0	4,112
Financials	0	16,333	0	16,333
Health Care	0	6,383	0	6,383
Industrials	1,821	8,293	0	10,114
Information Technology	0	923	0	923
Materials	0	457	0	457
Utilities	0	7,083	0	7,083
Germany
Communication Services	664	3,324	0	3,988
Consumer Discretionary	472	8,311	0	8,783
Consumer Staples	0	1,493	0	1,493
Financials	0	10,388	0	10,388
Health Care	0	5,391	0	5,391
Industrials	2,435	5,768	0	8,203
Information Technology	0	1,022	0	1,022
Materials	0	6,011	0	6,011
Utilities	0	4,717	0	4,717
Hong Kong
Communication Services	0	404	0	404
Consumer Discretionary	0	1,148	0	1,148
Financials	0	262	0	262
Industrials	0	1,060	0	1,060
Information Technology	0	470	0	470
Real Estate	0	5,290	0	5,290
Utilities	0	378	0	378
Ireland
Consumer Discretionary	153	0	0	153
Financials	0	825	0	825
Health Care	2,325	0	0	2,325
Industrials	616	472	0	1,088
Materials	0	1,165	0	1,165
Israel
Communication Services	0	285	0	285
Energy	0	106	0	106
Financials	0	2,145	0	2,145
Health Care	591	0	0	591
Materials	0	531	0	531
Italy
Communication Services	0	1,625	0	1,625
Energy	0	3,346	0	3,346
Financials	0	11,093	0	11,093
Industrials	103	803	0	906
Utilities	0	4,837	0	4,837
Japan
Communication Services	0	10,264	0	10,264
Consumer Discretionary	0	24,589	0	24,589
Consumer Staples	0	7,565	0	7,565
Energy	0	1,900	0	1,900
Financials	0	24,411	0	24,411
Health Care	0	6,288	0	6,288
Industrials	0	25,125	0	25,125
Information Technology	0	19,648	0	19,648
Materials	0	10,758	0	10,758
Real Estate	0	1,107	0	1,107
Utilities	0	8,572	0	8,572
Luxembourg
Communication Services	409	477	0	886
Materials	0	402	0	402
Macau
Consumer Discretionary	0	314	0	314
Netherlands
Communication Services	563	619	0	1,182
Consumer Staples	0	2,086	0	2,086

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Energy	$0	$4,582	$0	$4,582
Financials	0	3,003	0	3,003
Health Care	0	1,280	0	1,280
Industrials	0	2,144	0	2,144
Materials	0	643	0	643
New Zealand
Communication Services	0	384	0	384
Materials	0	368	0	368
Utilities	0	292	0	292
Norway
Communication Services	0	491	0	491
Consumer Staples	0	646	0	646
Energy	0	1,545	0	1,545
Financials	0	416	0	416
Materials	0	508	0	508
Portugal
Materials	0	197	0	197
Utilities	0	1,498	0	1,498
Singapore
Communication Services	0	582	0	582
Consumer Staples	0	206	0	206
Financials	0	1,470	0	1,470
Industrials	0	1,507	0	1,507
Real Estate	0	105	0	105
South Africa
Consumer Discretionary	95	0	0	95
Financials	0	221	0	221
Spain
Communication Services	0	3,749	0	3,749
Consumer Discretionary	0	165	0	165
Energy	0	1,065	0	1,065
Financials	0	9,855	0	9,855
Industrials	3	2,104	0	2,107
Utilities	124	5,400	0	5,524
Sweden
Communication Services	0	741	0	741
Consumer Discretionary	119	1,501	0	1,620
Consumer Staples	0	238	0	238
Financials	879	1,512	0	2,391
Health Care	0	201	0	201
Industrials	0	2,244	0	2,244
Information Technology	0	988	0	988
Materials	0	117	0	117
Switzerland
Communication Services	0	724	0	724
Consumer Discretionary	346	648	0	994
Consumer Staples	0	6,370	0	6,370
Financials	0	11,034	0	11,034
Health Care	0	9,025	0	9,025
Industrials	0	2,763	0	2,763
Information Technology	283	115	0	398
Materials	0	1,636	0	1,636
United Kingdom
Communication Services	0	5,616	0	5,616
Consumer Discretionary	2,700	5,225	0	7,925
Consumer Staples	410	7,421	0	7,831
Energy	0	3,715	0	3,715
Financials	0	18,579	0	18,579
Health Care	0	4,529	0	4,529
Industrials	549	7,722	0	8,271
Information Technology	0	212	0	212
Materials	0	4,266	0	4,266
Utilities	1,874	4,908	0	6,782
United States
Consumer Discretionary	0	259	0	259
Health Care	1,043	0	0	1,043
Preferred Stocks
Germany
Industrials	0	3,879	0	3,879
Real Estate Investment Trusts
Australia

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Schedule of Investments PIMCO RAE International Fund (Cont.)

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate	$0	$839	$0	$839
Canada
Real Estate	1,814	0	0	1,814
France
Real Estate	312	129	0	441
Hong Kong
Real Estate	0	191	0	191
United Kingdom
Real Estate	292	348	0	640
Rights
Spain
Energy	32	0	0	32

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Warrants
Spain
Industrials	$2	$0	$0	$2
Short-Term Instruments
Repurchase Agreements	0	1,368	0	1,368

	$59,081	$473,948	$0	$533,029

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	9,736	0	0	9,736

Total Investments	$68,817	$473,948	$0	$542,765

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

COMMON STOCKS 99.1%

JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%

Amcor PLC	20,023	$217

Total Jersey, Channel Islands		217

LUXEMBOURG 0.0%

COMMUNICATION SERVICES 0.0%

Intelsat S.A. (a)(c)	15,536	109

Total Luxembourg		109

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	2,630	410

Total Switzerland		410

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.2%

Liberty Global PLC (a)	59,901	1,305

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	4,459	170

CONSUMER STAPLES 0.0%

Coca-Cola European Partners PLC	2,702	137

ENERGY 0.1%

Valaris PLC (c)	63,560	417

FINANCIALS 0.0%

Aon PLC	1,570	327

INDUSTRIALS 0.0%

Pentair PLC	7,578	348

MATERIALS 0.1%

Linde PLC	2,323	495

Total United Kingdom		3,199

UNITED STATES 98.6%

COMMUNICATION SERVICES 8.0%

Alphabet, Inc. ‘C’ (a)	1,131	1,512

Altice USA, Inc. ‘A’ (a)	35,215	963

AT&T, Inc.	344,268	13,454

CenturyLink, Inc.	241,584	3,191

Charter Communications, Inc. ‘A’ (a)	2,811	1,364

Comcast Corp. ‘A’	171,505	7,713

Discovery, Inc. ‘A’ (a)	9,777	320

Facebook, Inc. ‘A’ (a)	805	165

Fox Corp. ‘A’	7,019	260

Frontier Communications Corp. (a)(c)	116,405	103

Interpublic Group of Cos., Inc.	34,400	795

Liberty Latin America Ltd. ‘C’ (a)	22,437	437

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	44,450	2,140

News Corp. ‘A’	28,099	397

	SHARES	MARKET VALUE (000S)

Omnicom Group, Inc.	17,215	$1,395

Sprint Corp. (a)	203,642	1,061

T-Mobile US, Inc. (a)	8,726	684

TEGNA, Inc.	9,515	159

Telephone & Data Systems, Inc.	25,427	647

Verizon Communications, Inc.	205,481	12,616

ViacomCBS, Inc. ‘B’	140,076	5,879

Walt Disney Co.	57,291	8,286

		63,541

CONSUMER DISCRETIONARY 10.2%

Abercrombie & Fitch Co. ‘A’	15,193	263

Adient PLC	29,925	636

Ascena Retail Group, Inc. (a)(c)	3,047	23

AutoNation, Inc. (a)	16,867	820

AutoZone, Inc. (a)	463	552

Bed Bath & Beyond, Inc. (c)	237,805	4,114

Best Buy Co., Inc.	20,638	1,812

Big Lots, Inc.	8,560	246

CarMax, Inc. (a)	3,361	295

Carnival Corp.	18,116	921

Carter’s, Inc.	967	106

Dick’s Sporting Goods, Inc.	15,938	789

Dillard’s, Inc. ‘A’ (c)	11,879	873

Dollar General Corp.	8,953	1,396

eBay, Inc.	54,628	1,973

Expedia Group, Inc.	3,130	338

Foot Locker, Inc.	5,518	215

Ford Motor Co.	429,142	3,991

Fossil Group, Inc. (a)	17,886	141

GameStop Corp. ‘A’ (c)	204,777	1,245

Gap, Inc.	58,251	1,030

General Motors Co.	175,153	6,411

Genuine Parts Co.	2,089	222

Goodyear Tire & Rubber Co.	97,255	1,513

H&R Block, Inc.	14,933	351

Harley-Davidson, Inc.	8,397	312

Hasbro, Inc.	3,711	392

Home Depot, Inc.	30,431	6,645

International Game Technology PLC	24,107	361

JC Penney Co., Inc. (a)(c)	103,772	116

Kohl’s Corp.	28,032	1,428

Kontoor Brands, Inc.	2,064	87

L Brands, Inc.	56,088	1,016

Las Vegas Sands Corp.	13,835	955

Lear Corp.	1,312	180

LKQ Corp. (a)	9,233	330

Lowe’s Cos., Inc.	37,845	4,532

Macy’s, Inc. (c)	98,687	1,678

Mattel, Inc. (a)(c)	82,815	1,122

McDonald’s Corp.	23,855	4,714

MGM Resorts International	5,009	167

Michaels Cos., Inc. (a)	9,065	73

Newell Brands, Inc.	38,100	732

NIKE, Inc. ‘B’	14,682	1,487

Nordstrom, Inc.	36,860	1,509

O’Reilly Automotive, Inc. (a)	1,880	824

Office Depot, Inc.	232,858	638

PulteGroup, Inc.	22,488	873

PVH Corp.	2,934	308

Qurate Retail, Inc. (a)	100,520	847

Ralph Lauren Corp.	4,768	559

Royal Caribbean Cruises Ltd.	7,104	948

	SHARES	MARKET VALUE (000S)

Sally Beauty Holdings, Inc. (a)	64,375	$1,175

Signet Jewelers Ltd.	70,421	1,531

Six Flags Entertainment Corp.	6,906	311

Starbucks Corp.	8,619	758

Tapestry, Inc.	12,098	326

Target Corp.	52,154	6,687

TJX Cos., Inc.	17,601	1,075

Tractor Supply Co.	1,259	118

Tupperware Brands Corp.	11,122	95

Urban Outfitters, Inc. (a)	4,047	112

VF Corp.	4,587	457

Visteon Corp. (a)	18,955	1,641

Wendy’s Co.	15,652	348

Whirlpool Corp.	7,705	1,137

Williams-Sonoma, Inc.	3,361	247

Wyndham Destinations, Inc.	11,701	605

Yum! Brands, Inc.	17,529	1,766

		81,498

CONSUMER STAPLES 10.1%

Altria Group, Inc.	72,396	3,613

Archer-Daniels-Midland Co.	52,324	2,425

Bunge Ltd.	15,408	887

Campbell Soup Co.	7,850	388

Church & Dwight Co., Inc.	1,899	134

Clorox Co.	944	145

Coca-Cola Co.	103,318	5,719

Colgate-Palmolive Co.	27,236	1,875

Costco Wholesale Corp.	4,885	1,436

Coty, Inc. ‘A’	13,877	156

General Mills, Inc.	30,054	1,610

Herbalife Nutrition Ltd. (a)	15,429	735

Hershey Co.	3,213	472

Ingredion, Inc.	3,718	346

JM Smucker Co.	6,184	644

Kellogg Co.	3,794	262

Kimberly-Clark Corp.	11,728	1,613

Kraft Heinz Co.	38,483	1,236

Kroger Co.	201,008	5,827

Molson Coors Brewing Co.	10,808	583

Mondelez International, Inc. ‘A’	79,073	4,355

Nu Skin Enterprises, Inc. ‘A’	2,029	83

PepsiCo, Inc.	60,359	8,249

Philip Morris International, Inc.	65,070	5,537

Procter & Gamble Co.	112,566	14,059

Rite Aid Corp. (a)(c)	76,142	1,178

Spectrum Brands Holdings, Inc.	9,626	619

Sysco Corp.	12,781	1,093

Tyson Foods, Inc. ‘A’	1,851	169

U.S. Foods Holding Corp. (a)	25,966	1,088

Walgreens Boots Alliance, Inc.	36,196	2,134

Walmart, Inc.	95,506	11,350

		80,020

ENERGY 5.1%

Antero Resources Corp. (a)	261,852	746

Apache Corp.	11,484	294

Baker Hughes Co.	25,635	657

Chesapeake Energy Corp. (a)(c)	432,780	357

Chevron Corp.	54,000	6,508

ConocoPhillips	21,720	1,412

CVR Energy, Inc.	3,168	128

Diamond Offshore Drilling, Inc. (a)(c)	65,862	474

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Schedule of Investments PIMCO RAE US Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Exxon Mobil Corp.	179,828	$12,548

Hess Corp.	12,618	843

HollyFrontier Corp.	13,076	663

Kinder Morgan, Inc.	135,608	2,871

Marathon Oil Corp.	25,094	341

Marathon Petroleum Corp.	18,175	1,095

Murphy Oil Corp.	38,731	1,038

Nabors Industries Ltd.	283,370	816

National Oilwell Varco, Inc.	23,804	596

Occidental Petroleum Corp.	34,734	1,431

Oceaneering International, Inc. (a)	14,390	215

PBF Energy, Inc. ‘A’	6,979	219

Phillips 66	21,227	2,365

Range Resources Corp. (c)	74,927	363

Schlumberger Ltd.	7,463	300

Transocean Ltd. (a)	211,623	1,456

Valero Energy Corp.	29,930	2,803

Williams Cos., Inc.	17,727	421

		40,960

FINANCIALS 18.2%

Aflac, Inc.	35,802	1,894

Allstate Corp.	21,813	2,453

Ally Financial, Inc.	150,195	4,590

American Express Co.	32,315	4,023

American International Group, Inc.	208,060	10,680

Ameriprise Financial, Inc.	11,636	1,938

Assurant, Inc.	5,469	717

Bank of America Corp.	214,697	7,562

Bank of New York Mellon Corp.	46,154	2,323

Berkshire Hathaway, Inc. ‘B’ (a)	25,747	5,832

BlackRock, Inc.	1,386	697

Brighthouse Financial, Inc. (a)	13,392	525

Capital One Financial Corp.	66,103	6,803

CIT Group, Inc.	32,728	1,493

Citigroup, Inc.	184,947	14,775

Citizens Financial Group, Inc.	31,486	1,279

CNO Financial Group, Inc.	46,894	850

Discover Financial Services	46,082	3,909

Fifth Third Bancorp	45,343	1,394

Franklin Resources, Inc.	43,323	1,125

Genworth Financial, Inc. ‘A’ (a)	132,397	583

Goldman Sachs Group, Inc.	16,938	3,895

Hartford Financial Services Group, Inc.	12,917	785

Invesco Ltd.	52,354	941

Jefferies Financial Group, Inc.	27,588	590

JPMorgan Chase & Co.	111,883	15,596

Legg Mason, Inc.	38,221	1,372

Lincoln National Corp.	14,822	875

Loews Corp.	17,711	930

M&T Bank Corp.	2,318	393

MetLife, Inc.	52,177	2,659

Navient Corp.	85,265	1,166

New York Community Bancorp, Inc.	71,717	862

Old Republic International Corp.	13,625	305

OneMain Holdings, Inc.	12,419	523

PNC Financial Services Group, Inc.	12,703	2,028

Principal Financial Group, Inc.	2,792	154

Prudential Financial, Inc.	22,151	2,076

Regions Financial Corp.	33,565	576

Reinsurance Group of America, Inc.	878	143

	SHARES	MARKET VALUE (000S)

Santander Consumer USA Holdings, Inc.	36,141	$845

SLM Corp.	13,825	123

State Street Corp.	29,885	2,364

Synchrony Financial	50,222	1,808

Travelers Cos., Inc.	33,221	4,550

Truist Financial Corp.	37,940	2,137

U.S. Bancorp	67,285	3,989

Unum Group	10,337	301

Voya Financial, Inc.	46,500	2,836

Wells Fargo & Co.	274,237	14,754

White Mountains Insurance Group Ltd.	211	235

		145,256

HEALTH CARE 11.6%

Abbott Laboratories	5,986	520

AbbVie, Inc.	25,777	2,282

Allergan PLC	15,922	3,044

Amgen, Inc.	22,023	5,309

Anthem, Inc.	10,194	3,079

Bausch Health Cos., Inc. (a)	35,581	1,065

Bristol-Myers Squibb Co.	46,946	3,013

Brookdale Senior Living, Inc. (a)	78,753	573

Cardinal Health, Inc.	27,404	1,386

Cigna Corp.	14,055	2,874

Community Health Systems, Inc. (a)	24,817	72

Covetrus, Inc. (a)	732	10

CVS Health Corp.	111,945	8,316

DaVita, Inc. (a)	15,206	1,141

Dentsply Sirona, Inc.	2,794	158

Eli Lilly & Co.	7,173	943

Gilead Sciences, Inc.	112,268	7,295

HCA Healthcare, Inc.	33,381	4,934

Henry Schein, Inc. (a)	3,046	203

Humana, Inc.	3,529	1,293

Johnson & Johnson	65,618	9,572

Mallinckrodt PLC (a)(c)	163,297	570

McKesson Corp.	11,198	1,549

MEDNAX, Inc. (a)	33,179	922

Merck & Co., Inc.	121,812	11,079

Mylan NV (a)	38,921	782

Patterson Cos., Inc.	10,794	221

Pfizer, Inc.	327,104	12,816

Quest Diagnostics, Inc.	8,172	873

Tenet Healthcare Corp. (a)	58,105	2,210

United Therapeutics Corp. (a)	6,322	557

UnitedHealth Group, Inc.	8,512	2,502

Universal Health Services, Inc. ‘B’	7,306	1,048

		92,211

INDUSTRIALS 9.0%

3M Co.	13,246	2,337

AGCO Corp.	8,904	688

Alaska Air Group, Inc.	11,042	748

Allison Transmission Holdings, Inc.	6,223	301

American Airlines Group, Inc.	169,792	4,870

Avis Budget Group, Inc. (a)	50,330	1,623

Boeing Co.	3,517	1,146

Caterpillar, Inc.	7,391	1,092

Colfax Corp. (a)	10,999	400

	SHARES	MARKET VALUE (000S)

CSX Corp.	6,778	$490

Cummins, Inc.	8,246	1,476

Deere & Co.	6,484	1,123

Delta Air Lines, Inc.	13,399	784

Dover Corp.	1,451	167

Eaton Corp. PLC	21,764	2,062

Emerson Electric Co.	29,676	2,263

Expeditors International of Washington, Inc.	2,644	206

FedEx Corp.	8,045	1,216

Flowserve Corp.	4,665	232

Fluor Corp.	33,895	640

Fortune Brands Home & Security, Inc.	5,180	338

General Dynamics Corp.	7,164	1,263

General Electric Co.	1,434,700	16,011

HD Supply Holdings, Inc. (a)	7,755	312

Hertz Global Holdings, Inc. (a)	104,117	1,640

Honeywell International, Inc.	9,907	1,754

Illinois Tool Works, Inc.	11,159	2,005

Ingersoll-Rand PLC	3,871	515

JetBlue Airways Corp. (a)	60,272	1,128

Johnson Controls International PLC	11,112	452

Lockheed Martin Corp.	1,179	459

Macquarie Infrastructure Corp.	7,724	331

ManpowerGroup, Inc.	13,063	1,268

Masco Corp.	7,154	343

Neilsen Holdings PLC	50,112	1,017

Norfolk Southern Corp.	5,731	1,113

Northrop Grumman Corp.	4,016	1,381

Owens Corning	5,952	388

PACCAR, Inc.	4,426	350

Pitney Bowes, Inc.	108,340	437

Quanta Services, Inc.	3,478	142

Raytheon Co.	5,419	1,191

Republic Services, Inc.	1,812	162

Robert Half International, Inc.	4,261	269

Ryder System, Inc.	19,919	1,082

Southwest Airlines Co.	16,940	914

Stanley Black & Decker, Inc.	838	139

Trinity Industries, Inc.	4,383	97

Union Pacific Corp.	21,909	3,961

United Airlines Holdings, Inc. (a)	12,375	1,090

United Parcel Service, Inc. ‘B’	633	74

United Rentals, Inc. (a)	1,720	287

United Technologies Corp.	30,124	4,511

Waste Management, Inc.	5,816	663

WESCO International, Inc. (a)	4,652	276

WW Grainger, Inc.	1,970	667

		71,894

INFORMATION TECHNOLOGY 17.8%

Activision Blizzard, Inc.	16,045	953

Alliance Data Systems Corp.	4,898	550

Amdocs Ltd.	8,662	625

Apple, Inc.	125,706	36,914

Applied Materials, Inc.	18,927	1,155

Arrow Electronics, Inc. (a)	15,429	1,307

Avaya Holdings Corp. (a)	9,483	128

Avnet, Inc.	29,093	1,235

Booz Allen Hamilton Holding Corp.	11,564	823

Cisco Systems, Inc.	86,021	4,126

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Citrix Systems, Inc.	2,448	$272

CommScope Holding Co., Inc. (a)	11,478	163

Conduent, Inc. (a)	13,912	86

Corning, Inc.	121,382	3,533

Dell Technologies, Inc. ‘C’ (a)	6,164	317

DXC Technology Co.	11,968	450

EchoStar Corp. ‘A’ (a)	3,909	169

F5 Networks, Inc. (a)	3,789	529

First Solar, Inc. (a)	3,117	174

Fiserv, Inc. (a)	4,046	468

Flex Ltd. (a)	71,285	900

Hewlett Packard Enterprise Co.	225,436	3,575

HP, Inc.	70,765	1,454

Intel Corp.	200,574	12,004

International Business Machines Corp.	117,822	15,793

Jabil, Inc.	35,439	1,465

Juniper Networks, Inc.	61,960	1,526

KLA Corp.	5,714	1,018

Lam Research Corp.	556	163

Leidos Holdings, Inc.	1,889	185

Micron Technology, Inc. (a)	12,426	668

Microsoft Corp.	79,026	12,462

Motorola Solutions, Inc.	8,850	1,426

NCR Corp. (a)	20,148	708

NetApp, Inc.	24,151	1,503

NortonLifeLock, Inc.	73,765	1,883

Oracle Corp.	122,472	6,489

Qorvo, Inc. (a)	3,562	414

QUALCOMM, Inc.	132,367	11,679

Seagate Technology PLC	64,658	3,847

Skyworks Solutions, Inc.	1,635	198

Teradata Corp. (a)	21,943	587

Texas Instruments, Inc.	19,443	2,494

Western Digital Corp.	34,299	2,177

Western Union Co.	60,101	1,610

Xerox Holdings Corp.	35,779	1,319

Xilinx, Inc.	3,266	319

		141,843

MATERIALS 1.9%

Alcoa Corp. (a)	30,318	652

Ashland Global Holdings, Inc.	2,690	206

Domtar Corp.	5,540	212

DuPont de Nemours, Inc.	2,467	158

Eastman Chemical Co.	7,110	563

Huntsman Corp.	13,692	331

International Paper Co.	37,387	1,722

LyondellBasell Industries NV ‘A’	58,129	5,492

Mosaic Co.	67,824	1,468

Newmont Goldcorp Corp.	5,286	230

PPG Industries, Inc.	12,440	1,661

Reliance Steel & Aluminum Co.	6,420	769

	SHARES	MARKET VALUE (000S)

RPM International, Inc.	2,244	$172

Sealed Air Corp.	25,848	1,029

WestRock Co.	8,944	384

		15,049

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc.	976	170

UTILITIES 6.7%

AES Corp.	157,153	3,127

Ameren Corp.	21,561	1,656

American Electric Power Co., Inc.	38,903	3,677

CenterPoint Energy, Inc.	35,749	975

CMS Energy Corp.	11,338	712

Consolidated Edison, Inc.	34,421	3,114

Dominion Energy, Inc.	8,239	682

DTE Energy Co.	5,849	760

Duke Energy Corp.	77,862	7,102

Edison International	40,060	3,021

Entergy Corp.	30,404	3,642

Eversource Energy	18,605	1,583

Exelon Corp.	124,564	5,679

FirstEnergy Corp.	32,951	1,601

Hawaiian Electric Industries, Inc.	7,624	357

NextEra Energy, Inc.	4,280	1,036

NiSource, Inc.	3,007	84

NRG Energy, Inc.	4,618	184

OGE Energy Corp.	3,816	170

Pinnacle West Capital Corp.	10,436	939

Portland General Electric Co.	5,097	284

PPL Corp.	81,513	2,925

Public Service Enterprise Group, Inc.	34,531	2,039

Sempra Energy	2,141	324

Southern Co.	59,255	3,775

UGI Corp.	9,618	434

Vistra Energy Corp.	38,562	887

WEC Energy Group, Inc.	4,556	420

Xcel Energy, Inc.	32,332	2,053

		53,242

Total United States		785,684

Total Common Stocks (Cost $567,395)		789,619

REAL ESTATE INVESTMENT TRUSTS 1.2%

UNITED STATES 1.2%

FINANCIALS 0.2%

Annaly Capital Management, Inc.	57,018	537

Chimera Investment Corp.	11,610	239

Diversified Healthcare Trust	85,432	721

		1,497

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.0%

Boston Properties, Inc.	1,796	$248

Brixmor Property Group, Inc.	20,929	452

Colony Capital, Inc.	89,271	424

CoreCivic, Inc.	37,460	651

Equity Residential	7,304	591

Healthpeak Properties, Inc.	15,882	547

Host Hotels & Resorts, Inc.	27,342	507

Iron Mountain, Inc.	15,380	490

Kimco Realty Corp.	15,220	315

Macerich Co.	6,035	162

Omega Healthcare Investors, Inc.	4,735	201

Park Hotels & Resorts, Inc.	6,736	174

Service Properties Trust	24,502	596

SL Green Realty Corp.	3,031	279

Ventas, Inc.	15,033	868

VEREIT, Inc.	62,044	573

Welltower, Inc.	14,301	1,170

Weyerhaeuser Co.	5,519	167

		8,415

Total Real Estate Investment Trusts (Cost $9,352)		9,912

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (e) 0.7%
		5,774

Total Short-Term Instruments (Cost $5,774)		5,774

Total Investments in Securities (Cost $582,521)		805,305

INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

MUTUAL FUNDS 1.5%

PIMCO Government Money Market Fund
1.620% (b)(c)(d)	11,830,220	11,830

Total Short-Term Instruments (Cost $11,830)		11,830

Total Investments in Affiliates (Cost $11,830)		11,830

Total Investments 102.5% (Cost $594,351)		$817,135

Other Assets and Liabilities, net (2.5)%		(20,108)

Net Assets 100.0%		$797,027

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $11,510 were out on loan in exchange for $11,830 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Schedule of Investments PIMCO RAE US Fund (Cont.)

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$5,774	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(5,890)	$5,774	$5,774

Total Repurchase Agreements						$(5,890)	$5,774	$5,774

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,774	$0	$0	$0	$5,774	$(5,890)	$(116)

Master Securities Lending Agreement
BPS	0	0	0	2,852	2,852	(2,925)	(73)
GSC	0	0	0	5,931	5,931	(6,053)	(122)
MSC	0	0	0	1,515	1,515	(1,610)	(95)
SAL	0	0	0	1,212	1,212	(1,242)	(30)

Total Borrowings and Other Financing Transactions	$5,774	$0	$0	$11,510

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(11,830)	$0	$0	$0	$(11,830)

Total Borrowings	$(11,830)	$0	$0	$0	$(11,830)

Gross amount of recognized liabilities for securities lending transactions					$(11,830)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Jersey, Channel Islands
Materials	$217	$0	$0	$217
Luxembourg
Communication Services	109	0	0	109
Switzerland
Financials	410	0	0	410
United Kingdom
Communication Services	1,305	0	0	1,305
Consumer Discretionary	170	0	0	170
Consumer Staples	137	0	0	137
Energy	417	0	0	417
Financials	327	0	0	327
Industrials	348	0	0	348
Materials	495	0	0	495
United States
Communication Services	63,541	0	0	63,541
Consumer Discretionary	81,498	0	0	81,498
Consumer Staples	80,020	0	0	80,020
Energy	40,960	0	0	40,960
Financials	145,256	0	0	145,256

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Health Care	$92,211	$0	$0	$92,211
Industrials	71,894	0	0	71,894
Information Technology	141,843	0	0	141,843
Materials	15,049	0	0	15,049
Real Estate	170	0	0	170
Utilities	53,242	0	0	53,242
Real Estate Investment Trusts
United States
Financials	1,497	0	0	1,497
Real Estate	8,415	0	0	8,415
Short-Term Instruments
Repurchase Agreements	0	5,774	0	5,774

	$799,531	$5,774	$0	$805,305

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	11,830	0	0	11,830

Total Investments	$811,361	$5,774	$0	$817,135

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Small Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 85.8%

LUXEMBOURG 0.1%

MATERIALS 0.1%

Orion Engineered Carbons S.A.	3,962	$77

Total Luxembourg		77

UNITED KINGDOM 0.3%

CONSUMER DISCRETIONARY 0.1%

Delphi Technologies PLC	16,466	211

CONSUMER STAPLES 0.1%

Nomad Foods Ltd. (a)	9,215	206

INFORMATION TECHNOLOGY 0.0%

Cardtronics PLC ‘A’ (a)	697	31

MATERIALS 0.1%

Tronox Holdings PLC ‘A’ (a)	6,007	69

Venator Materials PLC (a)	17,282	66

		135

Total United Kingdom		583

UNITED STATES 85.4%

COMMUNICATION SERVICES 3.0%

AMC Entertainment Holdings, Inc. ‘A’ (c)	33,606	243

AMC Networks, Inc. ‘A’ (a)	4,254	168

ATN International, Inc.	1,590	88

Cars.com, Inc. (a)	22,844	279

Cincinnati Bell, Inc. (a)	6,842	72

Cinemark Holdings, Inc.	12,417	420

Cogent Communications Holdings, Inc.	3,186	210

comScore, Inc. (a)	16,516	82

Consolidated Communications Holdings, Inc.	43,129	167

Entercom Communications Corp. ‘A’	7,723	36

EW Scripps Co. ‘A’	5,503	86

Gannett Co., Inc.	32,204	205

Gray Television, Inc. (a)	7,715	165

IDT Corp. ‘B’ (a)	4,234	31

Iridium Communications, Inc. (a)	13,105	323

John Wiley & Sons, Inc. ‘A’	8,202	398

Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	6,925	51

Lions Gate Entertainment Corp. ‘A’ (a)	14,121	151

Marcus Corp.	2,060	65

MDC Partners, Inc. ‘A’ (a)	8,296	23

Meredith Corp.	6,586	214

MSG Networks, Inc. ‘A’ (a)	2,753	48

National CineMedia, Inc.	8,925	65

Nexstar Media Group, Inc. ‘A’	498	58

NII Holdings, Inc. (a)	22,836	50

Scholastic Corp.	5,598	215

Shenandoah Telecommunications Co.	2,562	107

Sinclair Broadcast Group, Inc. ‘A’	12,573	419

Spok Holdings, Inc.	2,760	34

TEGNA, Inc.	30,365	507

Tribune Publishing Co.	2,547	33

	SHARES	MARKET VALUE (000S)

Vonage Holdings Corp. (a)	16,067	$119

WideOpenWest, Inc. (a)	5,927	44

Yelp, Inc. (a)	3,441	120

		5,296

CONSUMER DISCRETIONARY 16.3%

1-800-Flowers.com, Inc. ‘A’ (a)	2,107	31

Aaron’s, Inc.	13,266	758

Abercrombie & Fitch Co. ‘A’	32,394	560

Acushnet Holdings Corp.	4,216	137

Adtalem Global Education, Inc. (a)	6,644	232

America’s Car-Mart, Inc. (a)	336	37

American Axle & Manufacturing Holdings, Inc. (a)	18,681	201

American Eagle Outfitters, Inc.	15,227	224

American Outdoor Brands Corp. (a)	16,968	157

American Public Education, Inc. (a)	1,269	35

Asbury Automotive Group, Inc. (a)	7,431	831

At Home Group, Inc. (a)	2,991	16

Barnes & Noble Education, Inc. (a)	6,837	29

Beazer Homes USA, Inc. (a)	2,450	35

Big Lots, Inc.	21,372	614

BJ’s Restaurants, Inc.	3,228	123

Bloomin’ Brands, Inc.	20,595	455

Boot Barn Holdings, Inc. (a)	585	26

Boyd Gaming Corp.	9,078	272

Brinker International, Inc.	16,510	693

Buckle, Inc. (c)	9,476	256

Caleres, Inc.	9,028	214

Callaway Golf Co.	4,165	88

Camping World Holdings, Inc. ‘A’	934	14

Carrols Restaurant Group, Inc. (a)	4,664	33

Carter’s, Inc.	2,006	219

Cato Corp. ‘A’	4,333	75

Cavco Industries, Inc. (a)	164	32

Century Communities, Inc. (a)	737	20

Cheesecake Factory, Inc.	6,837	266

Chegg, Inc. (a)	687	26

Chico’s FAS, Inc.	134,157	511

Children’s Place, Inc.	1,207	75

Churchill Downs, Inc.	1,784	245

Citi Trends, Inc.	1,417	33

Conn’s, Inc. (a)	3,175	39

Container Store Group, Inc. (a)	6,688	28

Cooper Tire & Rubber Co.	16,911	486

Cooper-Standard Holding, Inc. (a)	6,739	223

Core-Mark Holding Co., Inc.	5,707	155

Cracker Barrel Old Country Store, Inc.	1,990	306

Crocs, Inc. (a)	4,676	196

Dana, Inc.	20,416	372

Dave & Buster’s Entertainment, Inc.	4,249	171

Deckers Outdoor Corp. (a)	2,931	495

Denny’s Corp. (a)	6,258	124

Designer Brands, Inc.	17,641	278

Dine Brands Global, Inc.	2,375	198

Dorman Products, Inc. (a)	1,899	144

Drive Shack, Inc. (a)	5,314	19

El Pollo Loco Holdings, Inc. (a)	1,737	26

Eldorado Resorts, Inc. (a)	2,790	166

Ethan Allen Interiors, Inc.	3,494	67

Express, Inc. (a)	15,470	75

Extended Stay America, Inc.	25,676	382

Floor & Decor Holdings, Inc. (a)	679	35

	SHARES	MARKET VALUE (000S)

Fossil Group, Inc. (a)	28,018	$221

Fox Factory Holding Corp. (a)	593	41

frontdoor, Inc. (a)	3,861	183

G-III Apparel Group Ltd. (a)	4,985	167

Genesco, Inc. (a)	13,583	651

Gentherm, Inc. (a)	3,052	135

GoPro, Inc. ‘A’ (a)(c)	10,504	46

Graham Holdings Co. ‘B’	887	567

Group 1 Automotive, Inc.	7,056	706

Groupon, Inc. (a)	133,128	318

Guess?, Inc.	13,364	299

Haverty Furniture Cos., Inc.	2,400	48

Helen of Troy Ltd. (a)	3,194	574

Hibbett Sports, Inc. (a)	3,403	95

Hilton Grand Vacations, Inc. (a)	10,622	365

Houghton Mifflin Harcourt Co. (a)	45,582	285

Hudson Ltd. ‘A’ (a)	8,784	135

Installed Building Products, Inc. (a)	280	19

iRobot Corp. (a)(c)	1,284	65

Jack in the Box, Inc.	6,186	483

K12, Inc. (a)	6,813	139

KB Home	7,864	269

Kirkland’s, Inc. (a)(c)	7,774	10

La-Z-Boy, Inc.	7,851	247

Lands’ End, Inc. (a)	2,019	34

Laureate Education, Inc. ‘A’ (a)	10,143	179

LCI Industries	1,742	187

LGI Homes, Inc. (a)	825	58

Lithia Motors, Inc. ‘A’	2,777	408

M/I Homes, Inc. (a)	5,838	230

MDC Holdings, Inc.	6,704	256

Meritage Homes Corp. (a)	5,363	328

Michaels Cos., Inc. (a)	23,536	190

Modine Manufacturing Co. (a)	3,231	25

Monro, Inc.	2,045	160

Movado Group, Inc.	2,391	52

Murphy USA, Inc. (a)	6,404	749

National Vision Holdings, Inc. (a)	3,114	101

Oxford Industries, Inc.	1,978	149

Papa John’s International, Inc.	1,888	119

Party City Holdco, Inc. (a)	35,880	84

Penn National Gaming, Inc. (a)	18,168	464

Red Robin Gourmet Burgers, Inc. (a)	838	28

Red Rock Resorts, Inc. ‘A’	4,759	114

Regis Corp. (a)	11,824	211

Rent-A-Center, Inc.	36,067	1,040

RH (a)	2,351	502

Ruth’s Hospitality Group, Inc.	1,358	30

Scientific Games Corp. ‘A’ (a)	5,158	138

SeaWorld Entertainment, Inc. (a)	12,368	392

Shoe Carnival, Inc. (c)	1,531	57

Sleep Number Corp. (a)	8,524	420

Sonic Automotive, Inc. ‘A’	11,397	353

Sportsman’s Warehouse Holdings, Inc. (a)	2,390	19

Stamps.com, Inc. (a)	917	77

Standard Motor Products, Inc.	2,285	122

Steven Madden Ltd.	7,337	316

Stoneridge, Inc. (a)	1,402	41

Strategic Education, Inc.	754	120

Sturm Ruger & Co., Inc.	2,679	126

Tailored Brands, Inc. (c)	33,556	139

Taylor Morrison Home Corp. ‘A’ (a)	17,224	377

Tempur Sealy International, Inc. (a)	6,404	558

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	61

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Tenneco, Inc. ‘A’	38,937	$510

Thor Industries, Inc.	4,019	299

TopBuild Corp. (a)	2,304	237

TRI Pointe Group, Inc. (a)	14,088	219

Tupperware Brands Corp.	28,960	248

Universal Electronics, Inc. (a)	542	28

Vera Bradley, Inc. (a)	3,195	38

Vista Outdoor, Inc. (a)	9,109	68

William Lyon Homes ‘A’ (a)	2,331	47

Wingstop, Inc.	229	20

Wolverine World Wide, Inc.	9,600	324

WW International, Inc. (a)	4,812	184

Zovio, Inc. (a)	9,191	19

Zumiez, Inc. (a)	3,247	112

		28,932

CONSUMER STAPLES 4.6%

Andersons, Inc.	3,787	96

B&G Foods, Inc. (c)	9,686	174

BJ’s Wholesale Club Holdings, Inc. (a)	5,521	125

Boston Beer Co., Inc. ‘A’ (a)	542	205

Cal-Maine Foods, Inc.	902	39

Central Garden & Pet Co. ‘A’ (a)	3,623	106

Chefs’ Warehouse, Inc. (a)	2,164	82

Coca-Cola Consolidated, Inc.	633	180

Cott Corp.	3,874	53

Darling Ingredients, Inc. (a)	18,510	520

Edgewell Personal Care Co. (a)	10,778	334

Energizer Holdings, Inc.	4,079	205

Flowers Foods, Inc.	20,053	436

Fresh Del Monte Produce, Inc.	8,449	295

Hain Celestial Group, Inc. (a)	8,738	227

Hostess Brands, Inc. (a)	8,503	124

Ingles Markets, Inc. ‘A’	4,398	209

Inter Parfums, Inc.	1,498	109

J&J Snack Foods Corp.	939	173

John B Sanfilippo & Son, Inc.	802	73

Lancaster Colony Corp.	536	86

Lifevantage Corp. (a)	1,164	18

Medifast, Inc.	265	29

Nu Skin Enterprises, Inc. ‘A’	10,767	441

Perdoceo Education Corp. (a)	8,954	165

Performance Food Group Co. (a)	13,701	705

PriceSmart, Inc.	1,685	120

Sanderson Farms, Inc.	2,553	450

SpartanNash Co.	14,067	200

Sprouts Farmers Market, Inc. (a)	10,607	205

TreeHouse Foods, Inc. (a)	7,016	340

United Natural Foods, Inc. (a)	49,390	433

Universal Corp.	7,545	430

USANA Health Sciences, Inc. (a)	1,999	157

Vector Group Ltd.	27,342	366

WD-40 Co.	762	148

Weis Markets, Inc.	3,873	157

		8,215

ENERGY 2.6%

Amplify Energy Corp.	3,156	21

Apergy Corp. (a)	1,305	44

Arch Coal, Inc. ‘A’	1,248	89

Archrock, Inc.	15,268	153

Berry Petroleum Corp.	2,180	21

	SHARES	MARKET VALUE (000S)

California Resources Corp. (a)(c)	2,736	$25

Callon Petroleum Co. (a)	6,143	30

Clean Energy Fuels Corp. (a)	9,133	21

CNX Resources Corp. (a)	26,908	238

CONSOL Energy, Inc. (a)	7,289	106

Delek U.S. Holdings, Inc.	7,903	265

Denbury Resources, Inc. (a)	28,565	40

Dorian LPG Ltd. (a)	3,412	53

Dril-Quip, Inc. (a)	5,571	261

Exterran Corp. (a)	3,449	27

Extraction Oil & Gas, Inc. (a)(c)	4,668	10

Forum Energy Technologies, Inc. (a)	8,029	13

Green Plains, Inc.	11,986	185

Gulfport Energy Corp. (a)	42,532	129

Helix Energy Solutions Group, Inc. (a)	15,314	147

International Seaways, Inc. (a)	1,711	51

Kosmos Energy Ltd.	12,570	72

Matrix Service Co. (a)	1,224	28

McDermott International, Inc. (a)(c)	18,678	13

Navigator Holdings Ltd. (a)	1,942	26

Oasis Petroleum, Inc. (a)	62,535	204

Oceaneering International, Inc. (a)	16,609	248

Oil States International, Inc. (a)	10,533	172

Par Pacific Holdings, Inc. (a)	1,805	42

Patterson-UTI Energy, Inc.	7,931	83

PDC Energy, Inc. (a)	5,200	136

Peabody Energy Corp.	12,394	113

QEP Resources, Inc.	43,104	194

Renewable Energy Group, Inc. (a)	2,121	57

REX American Resources Corp. (a)	467	38

SandRidge Energy, Inc. (a)	7,742	33

SM Energy Co.	8,873	100

Southwestern Energy Co. (a)	50,278	122

Tidewater, Inc. (a)	7,466	144

U.S. Silica Holdings, Inc.	11,661	72

Unit Corp. (a)	10,174	7

W&T Offshore, Inc. (a)	7,173	40

Whiting Petroleum Corp. (a)	9,066	67

World Fuel Services Corp.	15,160	658

		4,598

FINANCIALS 13.9%

Ambac Financial Group, Inc. (a)	19,972	431

Amerant Bancorp, Inc. (a)	968	21

American Equity Investment Life Holding Co.	15,095	452

American National Insurance Co.	940	111

Ameris Bancorp	519	22

Amerisafe, Inc.	1,889	125

Artisan Partners Asset Management, Inc. ‘A’	4,068	131

Associated Banc-Corp.	18,724	413

Atlantic Union Bankshares Corp.	2,148	81

Axos Financial, Inc. (a)	2,089	63

Banc of California, Inc.	3,664	63

BancFirst Corp.	1,205	75

BancorpSouth Bank	8,750	275

Bank of Hawaii Corp.	4,251	405

Bank OZK	7,481	228

BankUnited, Inc.	11,238	411

Banner Corp.	3,365	190

Berkshire Hills Bancorp, Inc.	2,664	88

BGC Partners, Inc. ‘A’	21,655	129

Blucora, Inc. (a)	1,196	31

	SHARES	MARKET VALUE (000S)

Boston Private Financial Holdings, Inc.	9,295	$112

Brookline Bancorp, Inc.	6,556	108

Bryn Mawr Bank Corp.	990	41

Cadence BanCorp	8,460	153

Camden National Corp.	1,017	47

Cannae Holdings, Inc. (a)	12,454	463

Capitol Federal Financial, Inc.	22,300	306

Cathay General Bancorp	6,096	232

Central Pacific Financial Corp.	5,271	156

City Holding Co.	1,201	98

Cohen & Steers, Inc.	2,188	137

Columbia Banking System, Inc.	4,713	192

Community Bank System, Inc.	3,260	231

Community Trust Bancorp, Inc.	1,884	88

Cowen, Inc. (a)	3,302	52

Customers Bancorp, Inc. (a)	4,364	104

CVB Financial Corp.	5,343	115

Dime Community Bancshares, Inc.	4,866	102

Donnelley Financial Solutions, Inc. (a)	4,994	52

Eagle Bancorp, Inc.	2,058	100

eHealth, Inc. (a)	328	32

Employers Holdings, Inc.	2,128	89

Encore Capital Group, Inc. (a)	2,959	105

Enova International, Inc. (a)	3,800	91

Essent Group Ltd.	1,927	100

Evercore, Inc. ‘A’	4,123	308

EZCORP, Inc. ‘A’ (a)	6,670	45

FBL Financial Group, Inc. ‘A’	1,146	68

Federal Agricultural Mortgage Corp. ‘C’	714	60

Federated Investors, Inc. ‘B’	13,808	450

Financial Institutions, Inc.	1,019	33

First Bancorp	983	39

First Busey Corp.	1,346	37

First Commonwealth Financial Corp.	10,018	145

First Financial Bancorp	4,622	118

First Financial Bankshares, Inc.	2,409	85

First Financial Corp.	956	44

First Hawaiian, Inc.	12,500	361

First Interstate BancSystem, Inc. ‘A’	2,116	89

First Merchants Corp.	1,785	74

First Midwest Bancorp, Inc.	6,750	156

FirstCash, Inc.	2,125	171

Flagstar Bancorp, Inc.	4,665	178

Flushing Financial Corp.	3,936	85

FNB Corp.	26,496	336

Fulton Financial Corp.	28,916	504

Glacier Bancorp, Inc.	5,322	245

Great Southern Bancorp, Inc.	1,424	90

Great Western Bancorp, Inc.	5,159	179

Green Dot Corp. ‘A’ (a)	916	21

Greenhill & Co., Inc.	3,024	52

Hancock Holding Co.	7,240	318

Hanmi Financial Corp.	3,062	61

HCI Group, Inc.	403	18

Heartland Financial USA, Inc.	1,667	83

Hercules Capital, Inc.	8,811	124

Heritage Financial Corp.	1,148	32

Hilltop Holdings, Inc.	12,817	320

Home BancShares, Inc.	5,993	118

HomeStreet, Inc. (a)	3,926	133

HomeTrust Bancshares, Inc.	927	25

Hope Bancorp, Inc.	11,754	175

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Horace Mann Educators Corp.	3,285	$143

Houlihan Lokey, Inc.	1,973	96

IBERIABANK Corp.	1,634	122

Independent Bank Corp.	1,505	125

International Bancshares Corp.	5,775	249

INTL FCStone, Inc. (a)	562	27

Investors Bancorp, Inc.	25,596	305

Kearny Financial Corp.	2,209	31

Lakeland Bancorp, Inc.	1,500	26

Lakeland Financial Corp.	986	48

LendingTree, Inc. (a)	113	34

MBIA, Inc. (a)	48,484	451

Mercury General Corp.	2,845	139

Meridian Bancorp, Inc.	1,111	22

Moelis & Co. ‘A’	1,779	57

National Bank Holdings Corp. ‘A’	3,630	128

National General Holdings Corp.	2,682	59

National Western Life Group, Inc. ‘A’	212	62

NBT Bancorp, Inc.	4,520	183

Nelnet, Inc. ‘A’	3,322	193

Northfield Bancorp, Inc.	6,064	103

Northwest Bancshares, Inc.	16,200	269

Ocwen Financial Corp. (a)	30,835	42

Old National Bancorp	14,370	263

Oppenheimer Holdings, Inc. ‘A’	1,371	38

Park National Corp.	1,494	153

PennyMac Financial Services, Inc.	870	30

Peoples Bancorp, Inc.	823	29

Piper Jaffray Cos.	1,744	139

PRA Group, Inc. (a)	7,456	271

ProAssurance Corp.	14,108	510

Provident Financial Services, Inc.	7,115	175

Radian Group, Inc.	8,369	211

Regional Management Corp. (a)	1,061	32

Renasant Corp.	3,142	111

RLI Corp.	1,506	136

S&T Bancorp, Inc.	2,823	114

Safety Insurance Group, Inc.	1,265	117

Sandy Spring Bancorp, Inc.	2,364	90

Seacoast Banking Corp. of Florida (a)	825	25

Selective Insurance Group, Inc.	2,970	194

Simmons First National Corp. ‘A’	3,111	83

South State Corp.	1,732	150

Southside Bancshares, Inc.	987	37

Sterling Bancorp	4,811	101

Stewart Information Services Corp.	1,804	74

Stifel Financial Corp.	1,634	99

Stock Yards Bancorp, Inc.	537	22

TCF Financial Corp.	13,278	621

Texas Capital Bancshares, Inc. (a)	2,546	145

Tompkins Financial Corp.	911	83

Towne Bank	3,451	96

TriCo Bancshares	872	36

TrustCo Bank Corp.	11,310	98

Trustmark Corp.	8,523	294

UMB Financial Corp.	3,928	270

Umpqua Holdings Corp.	27,562	488

United Bankshares, Inc.	7,395	286

United Community Banks, Inc.	4,223	130

United Fire Group, Inc.	1,898	83

Universal Insurance Holdings, Inc.	3,085	86

Univest Financial Corp.	1,542	41

Valley National Bancorp	42,894	491

Virtus Investment Partners, Inc.	676	82

	SHARES	MARKET VALUE (000S)

Waddell & Reed Financial, Inc. ‘A’	33,571	$561

Walker & Dunlop, Inc.	1,894	123

Washington Federal, Inc.	15,456	566

Washington Trust Bancorp, Inc.	528	28

Waterstone Financial, Inc.	1,873	36

WesBanco, Inc.	3,927	148

Westamerica Bancorporation	1,952	132

White Mountains Insurance Group Ltd.	569	635

Wintrust Financial Corp.	2,707	192

World Acceptance Corp. (a)	2,513	217

WSFS Financial Corp.	1,787	79

		24,596

HEALTH CARE 4.4%

Acadia Healthcare Co., Inc. (a)	17,863	593

Acorda Therapeutics, Inc. (a)	11,819	24

Akorn, Inc. (a)	17,992	27

Allscripts Healthcare Solutions, Inc. (a)	25,444	250

AMAG Pharmaceuticals, Inc. (a)	3,468	42

Amedisys, Inc. (a)	1,112	186

AMN Healthcare Services, Inc. (a)	2,462	153

Amneal Pharmaceuticals, Inc. (a)	6,622	32

AngioDynamics, Inc. (a)	6,779	109

Assertio Therapeutics, Inc. (a)	17,709	22

Avanos Medical, Inc. (a)	4,486	151

BioTelemetry, Inc. (a)	327	15

Cantel Medical Corp.	1,074	76

Computer Programs & Systems, Inc.	1,312	35

CONMED Corp.	2,332	261

Diplomat Pharmacy, Inc. (a)	4,211	17

Emergent BioSolutions, Inc. (a)	2,733	147

Ensign Group, Inc.	3,055	139

Evolent Health, Inc. (a)	1,364	12

Haemonetics Corp. (a)	970	111

Hanger, Inc. (a)	11,941	330

HMS Holdings Corp. (a)	4,112	122

Horizon Therapeutics PLC (a)	3,582	130

Inovalon Holdings, Inc. ‘A’ (a)	2,875	54

Integer Holdings Corp. (a)	2,233	180

Integra LifeSciences Holdings Corp. (a)	1,089	63

Invacare Corp.	6,864	62

Lannett Co., Inc. (a)	2,939	26

LHC Group, Inc. (a)	1,253	173

Luminex Corp.	2,915	67

Magellan Health, Inc. (a)	3,768	295

Medicines Co. (a)	804	68

Medpace Holdings, Inc. (a)	1,949	164

Meridian Bioscience, Inc.	7,361	72

Merit Medical Systems, Inc. (a)	2,570	80

Myriad Genetics, Inc. (a)	10,199	278

National HealthCare Corp.	2,352	203

Natus Medical, Inc. (a)	2,816	93

Neogen Corp. (a)	1,156	75

NextGen Healthcare, Inc. (a)	7,504	121

NuVasive, Inc. (a)	4,997	386

Omnicell, Inc. (a)	1,635	134

OPKO Health, Inc. (a)	40,507	60

Option Care Health, Inc. (a)	10,003	37

Orthofix Medical, Inc. (a)	2,079	96

Owens & Minor, Inc.	21,992	114

Patterson Cos., Inc.	25,735	527

	SHARES	MARKET VALUE (000S)

PDL BioPharma, Inc. (a)	24,805	$80

Pennant Group, Inc. (a)	1,501	50

Prestige Consumer Healthcare, Inc. (a)	8,781	356

Providence Service Corp. (a)	595	35

R1 RCM, Inc. (a)	3,115	40

RadNet, Inc. (a)	3,722	76

Repligen Corp. (a)	475	44

Select Medical Holdings Corp. (a)	17,201	401

SurModics, Inc. (a)	485	20

Syneos Health, Inc. (a)	1,885	112

Tivity Health, Inc. (a)	3,156	64

U.S. Physical Therapy, Inc.	636	73

Varex Imaging Corp. (a)	4,469	133

		7,896

INDUSTRIALS 18.3%

AAON, Inc.	817	40

AAR Corp.	4,583	207

ABM Industries, Inc.	5,602	211

ACCO Brands Corp.	19,273	180

Actuant Corp. ‘A’	12,774	333

Advanced Disposal Services, Inc. (a)	9,026	297

Advanced Drainage Systems, Inc.	1,486	58

Aegion Corp. (a)	2,329	52

Aerojet Rocketdyne Holdings, Inc. (a)	1,599	73

Aerovironment, Inc. (a)	486	30

Air Lease Corp.	8,677	412

Air Transport Services Group, Inc. (a)	4,538	106

Aircastle Ltd.	20,540	657

Alamo Group, Inc.	296	37

Albany International Corp. ‘A’	1,448	110

Allegiant Travel Co.	2,173	378

Altra Industrial Motion Corp.	1,312	48

Apogee Enterprises, Inc.	2,442	79

Applied Industrial Technologies, Inc.	4,575	305

ArcBest Corp.	5,049	139

Arcosa, Inc.	6,816	304

Argan, Inc.	1,378	55

Armstrong Flooring, Inc. (a)	3,653	16

Armstrong World Industries, Inc.	4,258	400

ASGN, Inc. (a)	2,610	185

Astec Industries, Inc.	2,367	99

Atkore International Group, Inc. (a)	7,361	298

Atlas Air Worldwide Holdings, Inc. (a)	8,907	246

Axon Enterprise, Inc. (a)	464	34

AZZ, Inc.	2,058	95

Barnes Group, Inc.	4,155	257

Beacon Roofing Supply, Inc. (a)	6,693	214

BlueLinx Holdings, Inc. (a)(c)	2,341	33

BMC Stock Holdings, Inc. (a)	6,506	187

Brady Corp. ‘A’	5,269	302

Briggs & Stratton Corp.	8,142	54

Brink’s Co.	2,622	238

Builders FirstSource, Inc. (a)	14,358	365

CAI International, Inc. (a)	1,603	46

Casella Waste Systems, Inc. ‘A’ (a)	2,235	103

CBIZ, Inc. (a)	3,493	94

Chart Industries, Inc. (a)	1,234	83

Clean Harbors, Inc. (a)	6,065	520

Columbus McKinnon Corp.	529	21

Comfort Systems USA, Inc.	1,983	99

Continental Building Products, Inc. (a)	2,917	106

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	63

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Covanta Holding Corp.	24,731	$367

Cubic Corp.	1,522	97

Deluxe Corp.	10,715	535

Douglas Dynamics, Inc.	759	42

Ducommun, Inc. (a)	372	19

DXP Enterprises, Inc. (a)	1,244	50

Dycom Industries, Inc. (a)	3,405	161

Echo Global Logistics, Inc. (a)	919	19

EMCOR Group, Inc.	4,339	374

Encore Wire Corp.	1,640	94

EnerSys	5,216	390

Ennis, Inc.	1,564	34

EnPro Industries, Inc.	1,053	70

ESCO Technologies, Inc.	1,491	138

Exponent, Inc.	2,365	163

Federal Signal Corp.	3,322	107

Forward Air Corp.	1,462	102

Franklin Electric Co., Inc.	2,579	148

FTI Consulting, Inc. (a)	3,991	442

GATX Corp.	9,284	769

Generac Holdings, Inc. (a)	6,833	687

Gibraltar Industries, Inc. (a)	2,411	122

GMS, Inc. (a)	7,940	215

Gorman-Rupp Co.	586	22

Granite Construction, Inc.	2,756	76

Great Lakes Dredge & Dock Corp. (a)	2,384	27

Greenbrier Cos., Inc.	7,469	242

Griffon Corp.	11,115	226

H&E Equipment Services, Inc.	5,591	187

Harsco Corp. (a)	5,796	133

Hawaiian Holdings, Inc.	12,123	355

HC2 Holdings, Inc. (a)(c)	4,701	10

Healthcare Services Group, Inc.	2,520	61

Heartland Express, Inc.	1,854	39

Heidrick & Struggles International, Inc.	3,449	112

Herc Holdings, Inc. (a)	4,128	202

Herman Miller, Inc.	6,979	291

Hillenbrand, Inc.	6,281	209

HNI Corp.	7,755	291

Hub Group, Inc. ‘A’ (a)	2,088	107

Huron Consulting Group, Inc. (a)	2,272	156

Hyster-Yale Materials Handling, Inc.	1,156	68

ICF International, Inc.	2,515	230

InnerWorkings, Inc. (a)	5,771	32

Interface, Inc.	7,062	117

JELD-WEN Holding, Inc. (a)	3,805	89

John Bean Technologies Corp.	707	80

Kaman Corp.	3,028	200

KBR, Inc.	8,594	262

Kelly Services, Inc. ‘A’	8,656	195

Kennametal, Inc.	4,823	178

Kforce, Inc.	4,730	188

Knoll, Inc.	6,870	174

Korn Ferry	3,102	132

Kratos Defense & Security Solutions, Inc. (a)	3,393	61

Landstar System, Inc.	1,420	162

Lindsay Corp.	1,270	122

LSC Communications, Inc.	13,635	3

Marten Transport Ltd.	1,442	31

Masonite International Corp. (a)	2,514	182

MasTec, Inc. (a)	3,945	253

Matson, Inc.	5,446	222

	SHARES	MARKET VALUE (000S)

Matthews International Corp. ‘A’	3,369	$129

McGrath RentCorp	2,045	157

Mercury Systems, Inc. (a)	880	61

Meritor, Inc. (a)	4,980	130

Mobile Mini, Inc.	4,342	165

Moog, Inc. ‘A’	5,737	490

MRC Global, Inc. (a)	16,314	223

MSA Safety, Inc.	1,521	192

Mueller Industries, Inc.	11,324	360

Mueller Water Products, Inc. ‘A’	11,402	137

MYR Group, Inc. (a)	1,393	45

National Presto Industries, Inc.	721	64

Navistar International Corp. (a)	2,088	60

NOW, Inc. (a)	12,794	144

Park Aerospace Corp.	2,093	34

Powell Industries, Inc.	536	26

Primoris Services Corp.	4,162	93

Proto Labs, Inc. (a)	346	35

Quad/Graphics, Inc.	18,892	88

Quanex Building Products Corp.	1,104	19

Raven Industries, Inc.	1,075	37

RBC Bearings, Inc. (a)	676	107

Regal Beloit Corp.	6,300	539

Resideo Technologies, Inc. (a)	44,116	526

Resources Connection, Inc.	3,164	52

Rexnord Corp. (a)	12,825	418

RR Donnelley & Sons Co.	14,290	56

Rush Enterprises, Inc. ‘A’	3,878	180

Saia, Inc. (a)	1,928	180

Schneider National, Inc. ‘B’	9,307	203

SEACOR Holdings, Inc. (a)	2,578	111

Simpson Manufacturing Co., Inc.	2,792	224

SiteOne Landscape Supply, Inc. (a)	1,241	113

SkyWest, Inc.	6,679	432

SP Plus Corp. (a)	518	22

Spirit Airlines, Inc. (a)	8,738	352

SPX FLOW, Inc. (a)	6,740	329

Standex International Corp.	488	39

Steelcase, Inc. ‘A’	21,089	431

Stericycle, Inc. (a)	6,263	400

Sunrun, Inc. (a)	4,843	67

Tennant Co.	1,421	111

Terex Corp.	22,918	683

Tetra Tech, Inc.	3,440	296

Textainer Group Holdings Ltd. (a)	4,899	52

Thermon Group Holdings, Inc. (a)	3,137	84

Timken Co.	11,229	632

Titan Machinery, Inc. (a)	1,276	19

Trex Co., Inc. (a)	833	75

TriMas Corp. (a)	3,024	95

TriNet Group, Inc. (a)	636	36

Trinity Industries, Inc.	21,114	468

Triumph Group, Inc.	9,268	234

TrueBlue, Inc. (a)	6,116	147

Tutor Perini Corp. (a)	12,684	163

UniFirst Corp.	1,054	213

Univar Solutions, Inc. (a)	21,857	530

Universal Forest Products, Inc.	3,793	181

Valmont Industries, Inc.	3,438	515

Veritiv Corp. (a)	1,663	33

Viad Corp.	1,064	72

Wabash National Corp.	7,703	113

Watts Water Technologies, Inc. ‘A’	2,484	248

Welbilt, Inc. (a)	10,661	166

	SHARES	MARKET VALUE (000S)

Werner Enterprises, Inc.	4,234	$154

Wesco Aircraft Holdings, Inc. (a)	5,076	56

WESCO International, Inc. (a)	7,308	434

YRC Worldwide, Inc. (a)	6,847	17

		32,375

INFORMATION TECHNOLOGY 11.3%

3D Systems Corp. (a)	3,070	27

Acacia Communications, Inc. (a)	1,069	72

ACI Worldwide, Inc. (a)	9,138	346

ADTRAN, Inc.	20,157	199

Advanced Energy Industries, Inc. (a)	2,296	163

Ambarella, Inc. (a)	840	51

Amkor Technology, Inc. (a)	24,452	318

Anixter International, Inc. (a)	6,514	600

Avaya Holdings Corp. (a)	42,835	578

AVX Corp.	5,774	118

Badger Meter, Inc.	1,474	96

Belden, Inc.	5,476	301

Benchmark Electronics, Inc.	9,553	328

Blackbaud, Inc.	1,235	98

Bottomline Technologies de, Inc. (a)	1,192	64

Brooks Automation, Inc.	3,183	134

Cabot Microelectronics Corp.	1,230	177

Calix, Inc. (a)	2,552	20

Cirrus Logic, Inc. (a)	8,299	684

Coherent, Inc. (a)	1,094	182

CommVault Systems, Inc. (a)	3,548	158

Comtech Telecommunications Corp.	5,919	210

Conduent, Inc. (a)	49,738	308

CoreLogic, Inc. (a)	11,776	515

CSG Systems International, Inc.	5,178	268

CTS Corp.	2,588	78

Daktronics, Inc.	2,685	16

Diebold Nixdorf, Inc. (a)	45,934	485

Digi International, Inc. (a)	1,812	32

Diodes, Inc. (a)	3,425	193

Ebix, Inc.	1,496	50

Endurance International Group Holdings, Inc. (a)	9,513	45

Envestnet, Inc. (a)	1,544	107

ePlus, Inc. (a)	1,467	124

ExlService Holdings, Inc. (a)	1,332	93

Extreme Networks, Inc. (a)	5,437	40

FARO Technologies, Inc. (a)	1,543	78

FireEye, Inc. (a)	6,099	101

Fitbit, Inc. ‘A’ (a)	35,704	235

FormFactor, Inc. (a)	2,416	63

Harmonic, Inc. (a)	6,348	50

II-VI, Inc. (a)	5,547	187

Infinera Corp. (a)	20,092	160

Inphi Corp. (a)	698	52

Insight Enterprises, Inc. (a)	7,154	503

InterDigital, Inc.	3,014	164

Itron, Inc. (a)	2,815	236

J2 Global, Inc.	4,164	390

KEMET Corp.	4,084	110

Knowles Corp. (a)	14,806	313

Lattice Semiconductor Corp. (a)	2,687	51

Liquidity Services, Inc. (a)	2,725	16

LiveRamp Holdings, Inc. (a)	1,885	91

LogMeIn, Inc.	1,438	123

Lumentum Holdings, Inc. (a)	1,598	127

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

MACOM Technology Solutions Holdings, Inc. (a)	2,142	$57

Manhattan Associates, Inc. (a)	5,274	421

ManTech International Corp. ‘A’	2,153	172

MaxLinear, Inc. (a)	931	20

Media General, Inc. CVR «	2,855	0

Methode Electronics, Inc.	2,919	115

MicroStrategy, Inc. ‘A’ (a)	1,249	178

MTS Systems Corp.	1,830	88

NCR Corp. (a)	6,820	240

NETGEAR, Inc. (a)	3,697	91

NetScout Systems, Inc. (a)	20,447	492

NIC, Inc.	5,040	113

Novanta, Inc. (a)	217	19

OneSpan, Inc. (a)	2,009	34

OSI Systems, Inc. (a)	2,004	202

PC Connection, Inc.	485	24

Perficient, Inc. (a)	2,359	109

Perspecta, Inc.	14,497	383

Photronics, Inc. (a)	13,227	208

Plantronics, Inc.	6,116	167

Plexus Corp. (a)	2,820	217

Power Integrations, Inc.	1,627	161

Progress Software Corp.	6,947	289

Qualys, Inc. (a)	470	39

Rambus, Inc. (a)	12,101	167

Rogers Corp. (a)	890	111

Rubicon Project, Inc. (a)	5,226	43

Sanmina Corp. (a)	14,650	502

ScanSource, Inc. (a)	4,636	171

Science Applications International Corp.	4,089	356

Semtech Corp. (a)	3,553	188

Silicon Laboratories, Inc. (a)	1,963	228

SPS Commerce, Inc. (a)	504	28

Stratasys Ltd. (a)	4,509	91

Sykes Enterprises, Inc. (a)	6,250	231

Synaptics, Inc. (a)	8,023	528

Synchronoss Technologies, Inc. (a)	3,441	16

Tech Data Corp. (a)	6,455	927

TiVo Corp.	33,877	287

TTEC Holdings, Inc.	1,533	61

TTM Technologies, Inc. (a)	19,403	292

Unisys Corp. (a)	19,148	227

Veeco Instruments, Inc. (a)	1,612	24

Verint Systems, Inc. (a)	6,760	374

ViaSat, Inc. (a)	1,305	96

Viavi Solutions, Inc. (a)	14,772	222

Virtusa Corp. (a)	1,731	78

Vishay Intertechnology, Inc.	20,585	438

Xperi Corp.	12,780	236

		20,089

MATERIALS 5.8%

A Schulman, Inc. «	1,831	1

AdvanSix, Inc. (a)	3,058	61

AK Steel Holding Corp. (a)	81,257	267

Allegheny Technologies, Inc. (a)	2,700	56

Balchem Corp.	332	34

Boise Cascade Co.	2,286	84

Cabot Corp.	5,837	277

Carpenter Technology Corp.	3,660	182

Clearwater Paper Corp. (a)	2,172	46

Cleveland-Cliffs, Inc. (c)	33,398	281

	SHARES	MARKET VALUE (000S)

Coeur Mining, Inc. (a)	3,087	$25

Commercial Metals Co.	16,069	358

Compass Minerals International, Inc.	4,335	264

Domtar Corp.	13,234	506

Eagle Materials, Inc.	2,274	206

Element Solutions, Inc. (a)	51,221	598

Ferro Corp. (a)	2,421	36

FutureFuel Corp.	2,816	35

GCP Applied Technologies, Inc. (a)	5,506	125

Graphic Packaging Holding Co.	48,333	805

Greif, Inc. ‘A’	7,447	329

HB Fuller Co.	3,226	166

Hecla Mining Co.	40,850	139

Ingevity Corp. (a)	680	59

Innophos Holdings, Inc.	6,065	194

Innospec, Inc.	1,656	171

Kaiser Aluminum Corp.	2,024	224

Koppers Holdings, Inc. (a)	598	23

Kraton Corp. (a)	2,969	75

Louisiana-Pacific Corp.	9,823	291

Materion Corp.	1,825	109

Minerals Technologies, Inc.	2,611	151

Myers Industries, Inc.	3,355	56

Neenah Paper, Inc.	1,369	96

O-I Glass, Inc.	44,546	531

Olin Corp.	11,832	204

PH Glatfelter Co.	3,632	67

PolyOne Corp.	12,811	471

PQ Group Holdings, Inc. (a)	1,444	25

Quaker Chemical Corp.	619	102

Rayonier Advanced Materials, Inc.	9,763	38

Ryerson Holding Corp. (a)	2,969	35

Schnitzer Steel Industries, Inc. ‘A’	1,760	38

Schweitzer-Mauduit International, Inc.	4,771	200

Sensient Technologies Corp.	5,367	355

Silgan Holdings, Inc.	14,159	440

Stepan Co.	1,559	160

Summit Materials, Inc. ‘A’ (a)	11,085	265

SunCoke Energy, Inc.	13,452	84

Trinseo S.A.	4,376	163

United States Steel Corp.	9,488	108

Valvoline, Inc.	6,970	149

Verso Corp. (a)	4,871	88

Warrior Met Coal, Inc.	7,308	154

Worthington Industries, Inc.	5,943	251

		10,258

REAL ESTATE 0.9%

Alexander & Baldwin, Inc.	9,566	201

Cushman & Wakefield PLC (a)	1,082	22

Kennedy-Wilson Holdings, Inc.	8,779	196

New York REIT, Inc. «	4,082	85

Newmark Group, Inc.	11,827	159

Realogy Holdings Corp. (c)	90,936	880

St. Joe Co. (a)	4,775	95

		1,638

UTILITIES 4.3%

ALLETE, Inc.	6,474	526

American States Water Co.	2,886	250

Atlantic Power Corp. (a)	16,263	38

Avista Corp.	13,335	641

	SHARES	MARKET VALUE (000S)

Black Hills Corp.	5,606	$440

California Water Service Group	3,550	183

Chesapeake Utilities Corp.	1,160	111

Clearway Energy, Inc. ‘C’	10,433	208

El Paso Electric Co.	6,664	452

Hawaiian Electric Industries, Inc.	15,707	736

MGE Energy, Inc.	3,287	259

Middlesex Water Co.	328	21

New Jersey Resources Corp.	2,462	110

Northwest Natural Holding Co.	2,758	203

NorthWestern Corp.	8,852	635

Ormat Technologies, Inc.	1,749	130

Otter Tail Corp.	4,905	252

Pattern Energy Group, Inc. ‘A’	11,093	297

PNM Resources, Inc.	14,448	733

SJW Group	1,582	112

South Jersey Industries, Inc.	7,591	250

Southwest Gas Holdings, Inc.	3,802	289

Spire, Inc.	5,028	419

TerraForm Power, Inc. ‘A’	8,892	137

Unitil Corp.	2,146	133

		7,565

Total United States		151,458

Total Common Stocks (Cost $126,344)		152,118

REAL ESTATE INVESTMENT TRUSTS 13.6%

UNITED STATES 13.6%

FINANCIALS 2.6%

AG Mortgage Investment Trust, Inc.	2,554	39

Anworth Mortgage Asset Corp.	12,909	45

Apollo Commercial Real Estate Finance, Inc.	9,204	168

Arbor Realty Trust, Inc.	7,342	105

Ares Commercial Real Estate Corp.	1,910	30

ARMOUR Residential REIT, Inc.	1,906	34

Blackstone Mortgage Trust, Inc. ‘A’	4,163	155

Capstead Mortgage Corp.	42,037	333

Chimera Investment Corp.	29,067	598

Colony Credit Real Estate, Inc.	3,706	49

Dynex Capital, Inc.	2,195	37

Exantas Capital Corp.	2,799	33

Granite Point Mortgage Trust, Inc.	3,490	64

Invesco Mortgage Capital, Inc.	25,425	423

Ladder Capital Corp.	10,851	196

MFA Financial, Inc.	83,197	637

New York Mortgage Trust, Inc.	34,087	212

PennyMac Mortgage Investment Trust	18,553	414

Ready Capital Corp.	1,227	19

Redwood Trust, Inc.	16,570	274

TPG RE Finance Trust, Inc.	6,013	122

Two Harbors Investment Corp.	37,487	548

Western Asset Mortgage Capital Corp.	4,992	52

		4,587

REAL ESTATE 11.0%

Acadia Realty Trust	4,775	124

Agree Realty Corp.	1,327	93

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	65

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Alexander’s, Inc.	103	$34

American Assets Trust, Inc.	3,062	141

American Finance Trust, Inc.	13,368	177

Americold Realty Trust	1,854	65

Apple Hospitality REIT, Inc.	37,668	612

Armada Hoffler Properties, Inc.	1,494	27

Ashford Hospitality Trust, Inc.	14,532	41

Braemar Hotels & Resorts, Inc.	4,106	37

Brandywine Realty Trust	25,942	409

CareTrust REIT, Inc.	4,920	102

CBL & Associates Properties, Inc.	55,260	58

Cedar Realty Trust, Inc.	9,347	28

Chatham Lodging Trust	6,037	111

Colony Capital, Inc.	2,898	14

Columbia Property Trust, Inc.	26,389	552

CorEnergy Infrastructure Trust, Inc.	521	23

CorePoint Lodging, Inc.	9,060	97

Corporate Office Properties Trust	11,484	337

Cousins Properties, Inc.	9,989	412

DiamondRock Hospitality Co.	36,217	401

EastGroup Properties, Inc.	1,871	248

Empire State Realty Trust, Inc. ‘A’	12,950	181

Equity Commonwealth	9,712	319

First Industrial Realty Trust, Inc.	4,756	197

Four Corners Property Trust, Inc.	2,161	61

Franklin Street Properties Corp.	21,718	186

GEO Group, Inc.	24,037	399

Getty Realty Corp.	2,604	86

Gladstone Commercial Corp.	957	21

Global Net Lease, Inc.	9,311	189

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,479	48

Healthcare Realty Trust, Inc.	10,769	359

Hersha Hospitality Trust	12,140	177

Independence Realty Trust, Inc.	6,386	90

Industrial Logistics Properties Trust	10,961	246

Investors Real Estate Trust	2,525	183

iStar Inc.	3,724	54

Kite Realty Group Trust	18,032	352

Lexington Realty Trust	40,285	428

LTC Properties, Inc.	3,462	155

	SHARES	MARKET VALUE (000S)

Mack-Cali Realty Corp.	14,860	$344

National Health Investors, Inc.	2,558	208

National Storage Affiliates Trust	2,940	99

New Senior Investment Group, Inc.	12,602	96

NexPoint Residential Trust, Inc.	533	24

Office Properties Income Trust	5,463	176

One Liberty Properties, Inc.	779	21

Outfront Media, Inc.	29,723	797

Paramount Group, Inc.	34,430	479

Pebblebrook Hotel Trust	9,089	244

Pennsylvania Real Estate Investment Trust (c)	6,626	35

Physicians Realty Trust	11,761	223

Piedmont Office Realty Trust, Inc. ‘A’	33,190	738

PotlatchDeltic Corp.	2,063	89

Preferred Apartment Communities, Inc. ‘A’	8,543	114

PS Business Parks, Inc.	1,424	235

QTS Realty Trust, Inc. ‘A’	3,597	195

Rayonier, Inc.	11,884	389

Retail Opportunity Investments Corp.	9,549	169

Retail Properties of America, Inc. ‘A’	51,415	689

Rexford Industrial Realty, Inc.	1,813	83

RLJ Lodging Trust	24,679	437

RPT Realty	16,288	245

Ryman Hospitality Properties, Inc.	2,472	214

Sabra Health Care REIT, Inc.	8,009	171

Seritage Growth Properties ‘A’	3,170	127

SITE Centers Corp.	42,980	603

Spirit Realty Capital, Inc.	15,625	768

STAG Industrial, Inc.	4,722	149

Summit Hotel Properties, Inc.	10,475	129

Sunstone Hotel Investors, Inc.	29,401	409

Tanger Factory Outlet Centers, Inc. (c)	15,036	221

Taubman Centers, Inc.	5,672	176

Terreno Realty Corp.	1,909	103

Uniti Group, Inc.	60,936	500

Urban Edge Properties	6,025	116

Urstadt Biddle Properties, Inc. ‘A’	2,459	61

Washington Prime Group, Inc. (c)	141,576	515

	SHARES	MARKET VALUE (000S)

Washington Real Estate Investment Trust	8,410	$245

Weingarten Realty Investors	16,196	506

Whitestone REIT	1,167	16

Xenia Hotels & Resorts, Inc.	27,207	588

		19,620

Total Real Estate Investment Trusts (Cost $22,983)		24,207

RIGHTS 0.1%

CANADA 0.1%

MATERIALS 0.1%

Pan American Silver Corp. - Exp. 2/22/2029	85,406	100

Total Rights (Cost $18)		100

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.3%
		599

Total Short-Term Instruments (Cost $599)		599

Total Investments in Securities (Cost $149,944)		177,024

INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

MUTUAL FUNDS 1.7%

PIMCO Government Money Market Fund 1.620% (b)(c)(d)	3,008,927	3,009

Total Short-Term Instruments (Cost $3,009)		3,009

Total Investments in Affiliates (Cost $3,009)		3,009

Total Investments 101.5% (Cost $152,953)		$180,033

Other Assets and Liabilities, net (1.5)%		(2,664)

Net Assets 100.0%		$177,369

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $2,934 were out on loan in exchange for $3,009 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$599	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(615)	$599	$599

Total Repurchase Agreements						$(615)	$599	$599

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$599	$0	$0	$0	$599	$(615)	$(16)

Master Securities Lending Agreement
BPG	0	0	0	772	772	(789)	(17)
GSC	0	0	0	711	711	(725)	(14)
MSC	0	0	0	871	871	(902)	(31)
SAL	0	0	0	580	580	(593)	(13)

Total Borrowings and Other Financing Transactions	$599	$0	$0	$2,934

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(2,233)	$0	$0	$0	$(2,233)
Real Estate Investment Trusts	(776)	0	0	0	(776)

Total Borrowings	$(3,009)	$0	$0	$0	$(3,009)

Gross amount of recognized liabilities for securities lending transactions					$(3,009)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Luxembourg
Materials	$77	$0	$0	$77
United Kingdom
Consumer Discretionary	211	0	0	211
Consumer Staples	206	0	0	206
Information Technology	31	0	0	31
Materials	135	0	0	135
United States
Communication Services	5,296	0	0	5,296
Consumer Discretionary	28,932	0	0	28,932
Consumer Staples	8,215	0	0	8,215
Energy	4,598	0	0	4,598
Financials	24,596	0	0	24,596
Health Care	7,896	0	0	7,896
Industrials	32,375	0	0	32,375
Information Technology	20,089	0	0	20,089
Materials	10,257	0	1	10,258

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate	$1,553	$0	$85	$1,638
Utilities	7,565	0	0	7,565
Real Estate Investment Trusts
United States
Financials	4,587	0	0	4,587
Real Estate	19,620	0	0	19,620
Rights
Canada
Materials	0	100	0	100
Short-Term Instruments
Repurchase Agreements	0	599	0	599

	$176,239	$699	$86	$177,024

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	3,009	0	0	3,009

Total Investments	$179,248	$699	$86	$180,033

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	67

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

68	PIMCO EQUITY SERIES

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foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of

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Notes to Financial Statements (Cont.)

portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

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Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$44,112	$320,945	$(263,255)	$0	$0	$101,802	$878	$0

PIMCO RAE Global ex-US Fund	0	312	(312)	0	0	0	0	0

PIMCO RAE International Fund	12,609	60,333	(63,206)	0	0	9,736	87	0

PIMCO RAE US Fund	9,140	34,007	(31,317)	0	0	11,830	80	0

PIMCO RAE US Small Fund	1,802	7,648	(6,441)	0	0	3,009	25	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$38,807	$7,382	$(4,923)	$157	$1,007	$42,430	$1,031	$139

PIMCO RAE International Fund	132,456	27,759	(12,677)	407	2,990	150,935	6,190	0

PIMCO RAE US Fund	122,675	20,739	(20,664)	1,259	4,639	128,648	3,539	2,788

Totals	$293,938	$55,880	$(38,264)	$1,823	$8,636	$322,013	$10,760	$2,927

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$17,750	$2,935	$(1,866)	$(29)	$360	$19,150	$447	$63

PIMCO RAE International Fund	60,336	10,336	(5,078)	(72)	1,219	66,741	2,671	0

Totals	$78,086	$13,271	$(6,944)	$(101)	$1,579	$85,891	$3,118	$63

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

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Notes to Financial Statements (Cont.)

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

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(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to

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management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund(1)	0.50%	0.45%	0.55%	N/A		0.55%
PIMCO RAE Global Fund(1)	0.40%	0.30%	0.40%	N/A		0.40%
PIMCO RAE Global ex-US Fund(1)	0.40%	0.35%	0.45%	N/A		0.45%
PIMCO RAE International Fund(2)	0.30%	0.30%	0.40%	N/A		0.40%
PIMCO RAE US Fund(2)	0.25%	0.25%	0.35%	0.45%	*(3)	0.40%
PIMCO RAE US Small Fund(2)	0.35%	0.25%	0.35%	N/A		0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through October 31, 2020, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2020, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(3)

PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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December 31, 2019 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended December 31, 2019, the Distributor retained $9,432 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2020

PIMCO RAE Global Fund	0.20%	10/31/2020

PIMCO RAE Global ex-US Fund	0.20%	10/31/2020

PIMCO RAE International Fund	0.10%	10/31/2020

PIMCO RAE US Fund	0.10%	10/31/2020

PIMCO RAE US Small Fund	0.10%	10/31/2020

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense

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Notes to Financial Statements (Cont.)

Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2019, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$3,322	$4,161	$5,299	$12,782

PIMCO RAE Global Fund	858	816	642	2,316

PIMCO RAE Global ex-US Fund	167	174	159	500

PIMCO RAE International Fund	477	617	573	1,667

PIMCO RAE US Fund	663	831	839	2,333

PIMCO RAE US Small Fund	115	153	159	427

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$2,952

PIMCO RAE Global Fund	1,043

PIMCO RAE Global ex-US Fund	297

PIMCO RAE International Fund	256

PIMCO RAE US Fund	392

PIMCO RAE US Small Fund	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal

80	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$796,245	$357,553

PIMCO RAE Global Fund	0	0	55,880	38,264

PIMCO RAE Global ex-US Fund	0	0	13,271	6,944

PIMCO RAE International Fund	0	0	79,130	117,451

PIMCO RAE US Fund	0	0	101,908	123,410

PIMCO RAE US Small Fund	0	0	63,165	21,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund						PIMCO RAE Global Fund						PIMCO RAE Global ex-US Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019				Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019				Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	60,233	$556,342	102,453		$1,015,229		3,540	$35,577	8,350		$92,149		47	$472	1,259		$12,709

I-2	297	2,808	1,627		15,760		0	0	23		260		3	34	12		123

Class A	2,847	27,389	6,668		69,158		7	72	92		976		926	9,651	164		1,654

Class C	0	0	2	(a)	27	(a)	0	0	3	(a)	34	(a)	0	0	0	(a)	1	(a)
Issued as reinvestment of distributions

Institutional Class	8,443	84,424	20,956		196,505		2,098	21,861	2,703		26,021		449	4,610	211		1,951

I-2	8	77	113		1,053		1	15	18		170		1	10	1		12

Class A	33	324	90		838		12	120	14		137		67	680	4		37
Cost of shares redeemed

Institutional Class	(15,942)	(153,451)	(30,251)		(304,408)		(3,026)	(31,263)	(15,301)		(164,049)		(570)	(5,865)	(1,193)		(11,767)

I-2	(1,529)	(14,717)	(1,727)		(17,183)		(1)	(14)	(319)		(3,313)		(30)	(307)	(56)		(562)

Class A	(3,225)	(30,986)	(5,800)		(60,478)		(50)	(502)	(57)		(584)		(76)	(766)	(111)		(1,115)

Class C	0	0	(194	)(a)	(1,933	)(a)	0	0	(139	)(a)	(1,483	)(a)	0	0	(155	)(a)	(1,555	)(a)

Net increase (decrease) resulting from Fund share transactions	51,165	$472,210	93,937		$914,568		2,581	$25,866	(4,613)		$(49,682)		817	$8,519	136		$1,488

SEMIANNUAL REPORT	DECEMBER 31, 2019	81

Notes to Financial Statements (Cont.)

	PIMCO RAE International Fund						PIMCO RAE US Fund						PIMCO RAE US Small Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019				Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019				Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	7,530	$73,800	24,322		$242,483		4,965	$55,659	17,018		$187,272		4,543	$49,339	6,118		$73,970

I-2	65	643	80		782		854	9,486	939		10,218		22	219	87		938

Class A	57	540	136		1,306		86	962	776		8,577		99	1,041	168		1,828

Class C	0	0	5	(a)	49	(a)	0	0	28	(a)	321	(a)	0	0	8	(a)	97	(a)
Issued as reinvestment of distributions

Institutional Class	2,050	20,419	3,050		27,859		2,956	34,450	4,229		43,121		198	2,246	946		9,610

I-2	4	41	6		52		94	1,094	38		389		3	39	19		196

Class A	18	181	25		228		33	381	66		667		5	61	30		302
Cost of shares redeemed

Institutional Class	(12,305)	(117,956)	(22,511)		(223,559)		(9,070)	(102,334)	(22,286)		(246,638)		(841)	(9,156)	(6,409)		(71,246)

I-2	(32)	(311)	(189)		(1,986)		(244)	(2,754)	(331)		(3,662)		(30)	(321)	(221)		(2,539)

Class A	(121)	(1,163)	(110)		(1,132)		(152)	(1,644)	(715)		(7,765)		(83)	(890)	(216)		(2,164)

Class C	0	0	(90	)(a)	(883	)(a)	0	0	(457	)(a)	(5,213	)(a)	0	0	(72	)(a)	(817	)(a)

Net increase (decrease) resulting from Fund share transactions	(2,734)	$(23,806)	4,724		$45,199		(478)	$(4,700)	(695)		$(12,713)		3,916	$42,578	458		$10,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	83%

PIMCO RAE Global ex-US Fund	3	0	88%	0%

PIMCO RAE International Fund	0	2	0%	41%

PIMCO RAE US Fund	0	1	0%	16%

PIMCO RAE US Small Fund	1	1	17%	55%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

82	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$2,039	$9,122

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund	8,046	972

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$2,958,518	$515,505	$(161,610)	$353,895

PIMCO RAE Global Fund	281,085	40,928	0	40,928

PIMCO RAE Global ex-US Fund	84,331	1,560	0	1,560

PIMCO RAE International Fund	492,346	72,025	(21,606)	50,419

PIMCO RAE US Fund	610,657	225,069	(18,591)	206,478

PIMCO RAE US Small Fund	156,744	31,641	(8,352)	23,289

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, passive foreign investment companies (PFICs), convertible preferred securities, security lending, and non-REIT return of capital.

SEMIANNUAL REPORT	DECEMBER 31, 2019	83

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corp.	FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc

BPG	BNP Paribas Securities Corp.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co. LLC.

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	IBD	ING Bank N.V. - Amsterdam	SSB	State Street Bank and Trust Co.

Currency Abbreviations:

JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

84	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series, except the PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the

Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

SEMIANNUAL REPORT	DECEMBER 31, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources,

86	PIMCO EQUITY SERIES

(Unaudited)

including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting.

The Board noted that, as of March 31, 2019, 87%, 93% and 100% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net-of-fees over the three-, five- and ten-year periods. The Board discussed these and other performance-related developments.

The Board reviewed materials indicating that, according to the Lipper Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

SEMIANNUAL REPORT	DECEMBER 31, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund, are reasonable.

88	PIMCO EQUITY SERIES

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2019	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123119

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2019

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		28

Financial Highlights		30

Statements of Assets and Liabilities		38

Statements of Operations		42

Statements of Changes in Net Assets		44

Notes to Financial Statements		77

Glossary		97

Approval of Investment Advisory Contract and Other Agreements		98

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	46

PIMCO REALPATH® Blend 2025 Fund	10	50

PIMCO REALPATH® Blend 2030 Fund	12	54

PIMCO REALPATH® Blend 2035 Fund	14	57

PIMCO REALPATH® Blend 2040 Fund	16	60

PIMCO REALPATH® Blend 2045 Fund	18	63

PIMCO REALPATH® Blend 2050 Fund	20	66

PIMCO REALPATH® Blend 2055 Fund	22	69

PIMCO REALPATH® Blend 2060 Fund	24	72

PIMCO REALPATH® Blend Income Fund	26	74

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index,

2	PIMCO EQUITY SERIES

returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

4	PIMCO EQUITY SERIES

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Funds (cont.)

performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

6	PIMCO EQUITY SERIES

Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

SEMIANNUAL REPORT	DECEMBER 31, 2019	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	5.69%	17.03%	6.08%	6.08%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	5.49%	16.69%	5.79%	5.79%
PIMCO REALPATH® Blend 2020 Fund Class A	5.35%	16.51%	5.56%	5.56%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	(0.47)%	10.12%	4.38%	4.38%
S&P Target Date 2020 Index±	5.40%	16.52%	6.16%	6.15%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.58% for the Institutional Class shares, 0.83% for the Administrative Class shares, and 1.08% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	21.1%
PIMCO Income Fund	17.2%
PIMCO Long-Term Real Return Fund	11.3%
PIMCO Total Return Fund	9.5%
Vanguard Developed Markets Index Fund ‘Institutional’	8.1%
PIMCO Long-Term U.S. Government Fund	7.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.6%
PIMCO High Yield Fund	5.9%
PIMCO Real Return Fund	2.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	6.28%	19.10%	6.48%	6.48%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	6.18%	18.88%	6.21%	6.21%
PIMCO REALPATH® Blend 2025 Fund Class A	6.04%	18.48%	5.96%	5.96%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	0.20%	12.01%	4.77%	4.77%
S&P Target Date 2025 Index±	6.05%	18.38%	6.73%	6.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.50% for the Institutional Class shares, 0.75% for the Administrative Class shares, and 1.00% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	27.3%
PIMCO Income Fund	13.2%
PIMCO Long-Term Real Return Fund	10.7%
Vanguard Developed Markets Index Fund ‘Institutional’	10.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.4%
PIMCO Long-Term U.S. Government Fund	7.2%
PIMCO Total Return Fund	6.5%
PIMCO High Yield Fund	5.6%
Vanguard Small-Cap Index Fund ‘Admiral’	2.2%
PIMCO Emerging Markets Local Currency and Bond Fund	2.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	7.00%	21.31%	7.16%	7.16%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	6.90%	20.97%	6.89%	6.89%
PIMCO REALPATH® Blend 2030 Fund Class A	6.79%	20.74%	6.65%	6.65%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	0.91%	14.08%	5.45%	5.45%
S&P Target Date 2030 Index±	6.73%	20.38%	7.27%	7.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.44% for the Institutional Class shares, 0.69% for the Administrative Class shares, and 0.94% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	32.5%
Vanguard Developed Markets Index Fund ‘Institutional’	12.1%
PIMCO Income Fund	10.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.0%
PIMCO Long-Term Real Return Fund	8.0%
PIMCO High Yield Fund	5.5%
PIMCO Long-Term U.S. Government Fund	5.3%
PIMCO Total Return Fund	4.5%
Vanguard Small-Cap Index Fund ‘Admiral’	2.7%
PIMCO Real Return Fund	2.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	7.57%	22.67%	7.46%	7.46%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	7.37%	22.33%	7.17%	7.17%
PIMCO REALPATH® Blend 2035 Fund Class A	7.23%	22.07%	6.92%	6.92%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	1.29%	15.35%	5.73%	5.73%
S&P Target Date 2035 Index±	7.38%	22.18%	7.77%	7.76%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares, and 0.87% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	37.3%
Vanguard Developed Markets Index Fund ‘Institutional’	14.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.6%
PIMCO Income Fund	8.9%
PIMCO Long-Term Real Return Fund	5.5%
PIMCO High Yield Fund	5.5%
PIMCO Long-Term U.S. Government Fund	3.7%
Vanguard Small-Cap Index Fund ‘Admiral’	3.2%
PIMCO Total Return Fund	3.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	7.95%	23.72%	7.72%	7.72%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	7.85%	23.38%	7.46%	7.46%
PIMCO REALPATH® Blend 2040 Fund Class A	7.74%	23.16%	7.20%	7.20%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	1.80%	16.38%	5.99%	5.99%
S&P Target Date 2040 Index±	7.79%	23.37%	8.11%	8.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.30% for the Institutional Class shares, 0.55% for the Administrative Class shares, and 0.80% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	41.5%
Vanguard Developed Markets Index Fund ‘Institutional’	16.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.1%
PIMCO Income Fund	7.3%
PIMCO High Yield Fund	5.6%
Vanguard Small-Cap Index Fund ‘Admiral’	3.7%
PIMCO Long-Term Real Return Fund	3.3%
PIMCO Long-Term U.S. Government Fund	2.2%
PIMCO Total Return Fund	1.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	8.23%	24.44%	7.79%	7.79%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	8.04%	24.24%	7.52%	7.52%
PIMCO REALPATH® Blend 2045 Fund Class A	7.92%	23.86%	7.24%	7.24%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	1.97%	17.01%	6.04%	6.04%
S&P Target Date 2045 Index±	8.05%	24.02%	8.32%	8.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	44.6%
Vanguard Developed Markets Index Fund ‘Institutional’	18.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.4%
PIMCO Income Fund	6.1%
PIMCO High Yield Fund	5.5%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%
PIMCO Long-Term Real Return Fund	1.7%
PIMCO Long-Term U.S. Government Fund	1.1%
PIMCO Total Return Fund	0.9%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	8.29%	25.09%	7.94%	7.94%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	8.20%	24.77%	7.65%	7.65%
PIMCO REALPATH® Blend 2050 Fund Class A	8.10%	24.46%	7.40%	7.40%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	2.15%	17.57%	6.20%	6.20%
S&P Target Date 2050 Index±	8.15%	24.35%	8.49%	8.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.22% for the Institutional Class shares, 0.47% for the Administrative Class shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	46.8%
Vanguard Developed Markets Index Fund ‘Institutional’	20.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.6%
PIMCO High Yield Fund	5.6%
PIMCO Income Fund	5.5%
Vanguard Small-Cap Index Fund ‘Admiral’	4.0%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%
PIMCO Long-Term Real Return Fund	0.7%
PIMCO Long-Term U.S. Government Fund	0.4%
PIMCO Total Return Fund	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	8.40%	24.97%	7.88%	7.88%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	8.33%	24.67%	7.61%	7.61%
PIMCO REALPATH® Blend 2055 Fund Class A	8.12%	24.34%	7.31%	7.31%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	2.19%	17.47%	6.10%	6.10%
S&P Target Date 2055+ Index±	8.23%	24.49%	8.58%	8.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	46.8%
Vanguard Developed Markets Index Fund	20.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.5%
PIMCO High Yield Fund	5.1%
PIMCO Income Fund	4.9%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Long-Term Real Return Fund	0.5%
PIMCO Long-Term U.S. Government Fund	0.3%
PIMCO Total Return Fund	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	23

PIMCO REALPATH® Blend 2060 Fund

A line graph is not included since the Fund has less than six months of performance.

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of December 31, 2019†§

Vanguard 500 Index Fund ‘Admiral’	49.7%
Vanguard Developed Markets Index Fund ‘Admiral’	21.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11.1%
PIMCO High Yield Fund	5.0%
PIMCO Income Fund	4.9%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Long-Term Real Return Fund	0.7%
PIMCO Long-Term U.S. Government Fund	0.5%
PIMCO Total Return Fund	0.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

The PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

24	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2019	25

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	5.37%	16.48%	5.93%	5.93%
PIMCO REALPATH® Blend Income Fund Administrative Class	5.33%	16.31%	5.68%	5.68%
PIMCO REALPATH® Blend Income Fund Class A	5.16%	16.05%	5.43%	5.43%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(0.59)%	9.65%	4.25%	4.25%
S&P Target Date Retirement Income Index±	4.40%	13.33%	4.67%	4.67%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.60% for the Institutional Class shares, 0.85% for the Administrative Class shares, and 1.10% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

26	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of December 31, 2019†§

Vanguard Institutional Index Fund ‘Institutional’	21.1%
PIMCO Income Fund	17.1%
PIMCO Long-Term Real Return Fund	11.2%
PIMCO Total Return Fund	9.5%
Vanguard Developed Markets Index Fund ‘Admiral’	8.1%
PIMCO Long-Term U.S. Government Fund	7.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.6%
PIMCO High Yield Fund	6.0%
PIMCO Real Return Fund	2.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short- term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to .absolute performance, as U.S. small market capitalization equities posted positive returns

»	Exposure to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as long-term U.S. TIPS posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$1,056.90	$0.31	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,054.90	1.61	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,053.50	2.91	1,000.00	1,022.44	2.86	0.56

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,062.80	$0.21	$1,000.00	$1,025.07	$0.20	0.04%
Administrative Class	1,000.00	1,061.80	1.51	1,000.00	1,023.81	1.48	0.29
Class A	1,000.00	1,060.40	2.81	1,000.00	1,022.54	2.76	0.54

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,070.00	$0.26	$1,000.00	$1,025.02	$0.26	0.05%
Administrative Class	1,000.00	1,069.00	1.57	1,000.00	1,023.76	1.53	0.30
Class A	1,000.00	1,067.90	2.87	1,000.00	1,022.49	2.81	0.55

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,075.70	$0.31	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,073.70	1.62	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,072.30	2.93	1,000.00	1,022.44	2.86	0.56

28	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,079.50	$0.32	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,078.50	1.63	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,077.40	2.94	1,000.00	1,022.44	2.86	0.56

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,082.30	$0.32	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,080.40	1.63	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,079.20	2.94	1,000.00	1,022.44	2.86	0.56

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,082.90	$0.32	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,082.00	1.63	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,081.00	2.95	1,000.00	1,022.44	2.86	0.56

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,084.00	$0.32	$1,000.00	$1,024.97	$0.31	0.06%
Administrative Class	1,000.00	1,083.30	1.63	1,000.00	1,023.71	1.59	0.31
Class A	1,000.00	1,081.20	2.95	1,000.00	1,022.44	2.86	0.56

PIMCO REALPATH® Blend 2060 Fund(a)
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,025.02	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.52	1,000.00	1,023.76	1.53	0.30
Class A	1,000.00	1,000.00	2.78	1,000.00	1,022.49	2.81	0.55

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,053.70	$0.21	$1,000.00	$1,025.07	$0.20	0.04%
Administrative Class	1,000.00	1,053.30	1.50	1,000.00	1,023.81	1.48	0.29
Class A	1,000.00	1,051.60	2.80	1,000.00	1,022.54	2.76	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/31/19 which is the Fund’s inception date.

SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.14	$0.25	$0.38	$0.63	$(0.34)	$0.00	$0.00	$(0.34)

06/30/2019	10.98	0.37	0.30	0.67	(0.34)	(0.17)	0.00	(0.51)

06/30/2018	10.58	0.31	0.33	0.64	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)

06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)

12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.13	0.24	0.37	0.61	(0.33)	0.00	0.00	(0.33)

06/30/2019	10.97	0.33	0.32	0.65	(0.32)	(0.17)	0.00	(0.49)

06/30/2018	10.58	0.33	0.28	0.61	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)

12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.13	0.21	0.38	0.59	(0.31)	0.00	0.00	(0.31)

06/30/2019	10.97	0.30	0.32	0.62	(0.29)	(0.17)	0.00	(0.46)

06/30/2018	10.57	0.26	0.33	0.59	(0.19)	0.00	0.00	(0.19)

06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.33	$0.25	$0.47	$0.72	$(0.32)	$0.00	$0.00	$(0.32)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	0.00	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.31	0.23	0.47	0.70	(0.31)	0.00	0.00	(0.31)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	0.00	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)

12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.31	0.21	0.48	0.69	(0.29)	0.00	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	0.00	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.54	$0.23	$0.58	$0.81	$(0.31)	$(0.02)	$0.00	$(0.33)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	0.00	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)

06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.43	5.69%	$43,119	0.06	%*	0.07	%*	0.04	%*	0.05	%*	4.42	%*	28%

11.14	6.50	30,482	0.04		0.05		0.04		0.05		3.39		40

10.98	6.03	10,812	0.04		0.05		0.04		0.05		2.86		71

10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36

9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45

9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

11.41	5.49	17,419	0.31	*	0.32	*	0.29	*	0.30	*	4.18	*	28

11.13	6.25	12,746	0.29		0.30		0.29		0.30		3.07		40

10.97	5.74	12,407	0.29		0.30		0.29		0.30		2.97		71

10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36

9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45

9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

11.41	5.35	5,125	0.56	*	0.57	*	0.54	*	0.55	*	3.63	*	28

11.13	6.00	5,368	0.54		0.55		0.54		0.55		2.82		40

10.97	5.57	5,302	0.54		0.55		0.54		0.55		2.41		71

10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36

9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45

9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$11.73	6.37%	$55,913	0.04	%*	0.05	%*	0.04	%*	0.05	%*	4.23	%*	15%

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26		47

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27

9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59

9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

11.70	6.18	28,889	0.29	*	0.30	*	0.29	*	0.30	*	3.93	*	15

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27

9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59

9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

11.71	6.13	6,119	0.54	*	0.55	*	0.54	*	0.55	*	3.52	*	15

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27

9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59

9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$12.02	7.00%	$85,299	0.05	%*	0.06	%*	0.05	%*	0.06	%*	3.92	%*	5%

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08		40

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23

9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65

10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2030 Fund® (Cont.)
Administrative Class

07/01/2019 - 12/31/2019+	$11.52	$0.22	$0.58	$0.80	$(0.29)	$(0.02)	$0.00	$(0.31)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	0.00	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.50	0.20	0.58	0.78	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	0.00	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2035 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.58	$0.22	$0.65	$0.87	$(0.29)	$(0.02)	$0.00	$(0.31)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	0.00	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)

06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.57	0.20	0.65	0.85	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	0.00	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.61	0.19	0.64	0.83	(0.26)	(0.02)	0.00	(0.28)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	0.00	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)

12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2040 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.71	$0.20	$0.72	$0.92	$(0.31)	$(0.02)	$0.00	$(0.33)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	0.00	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.69	0.20	0.71	0.91	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	0.00	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.67	0.17	0.73	0.90	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	0.00	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.01	6.99%	$29,313	0.30	*	0.31	*	0.30	*	0.31	*	3.65	*	5%

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23

9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65

10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

11.98	6.79	7,459	0.55	*	0.56	*	0.55	*	0.56	*	3.34	*	5

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23

9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65

10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

$12.14	7.57%	$59,249	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.69	%*	13%

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94		24

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20

9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56

10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

12.12	7.37	24,939	0.31	*	0.32	*	0.31	*	0.32	*	3.42	*	13

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20

9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56

10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

12.16	7.23	6,301	0.56	*	0.57	*	0.56	*	0.57	*	3.12	*	13

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20

9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56

10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$12.30	7.95%	$78,676	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.39	%*	4%

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81		29

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15

9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43

10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

12.28	7.85	17,599	0.31	*	0.32	*	0.31	*	0.32	*	3.27	*	4

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15

9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43

10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

12.26	7.74	9,564	0.56	*	0.57	*	0.56	*	0.57	*	2.91	*	4

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15

9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43

10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2045 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.67	$0.20	$0.75	$0.95	$(0.30)	$(0.02)	$0.00	$(0.32)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	0.00	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)

06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.65	0.19	0.74	0.93	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	0.00	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.64	0.17	0.74	0.91	(0.27)	(0.02)	0.00	(0.29)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	0.00	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2050 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.74	$0.19	$0.78	$0.97	$(0.31)	$(0.02)	$0.00	$(0.33)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	0.00	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.71	0.18	0.77	0.95	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	0.00	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.67	0.16	0.78	0.94	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	0.00	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)

12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.79	$0.19	$0.79	$0.98	$(0.32)	$(0.01)	$0.00	$(0.33)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	0.00	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.78	0.23	0.74	0.97	(0.31)	(0.01)	0.00	(0.32)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	0.00	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.30	8.23%	$84,440	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.27	%*	2%

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70		16

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10

9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41

10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

12.27	8.04	15,351	0.31	*	0.32	*	0.31	*	0.32	*	3.16	*	2

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10

9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41

10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

12.26	7.92	5,199	0.56	*	0.57	*	0.56	*	0.57	*	2.77	*	2

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10

9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41

10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

$12.38	8.29%	$100,159	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.19	%*	2%

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64		16

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10

9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38

10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

12.35	8.20	20,450	0.31	*	0.32	*	0.31	*	0.32	*	2.98	*	2

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10

9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38

10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

12.31	8.10	5,333	0.56	*	0.57	*	0.56	*	0.57	*	2.72	*	2

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10

9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38

10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$12.44	8.40%	$42,212	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.14	%*	20%

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38

10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

12.43	8.33	4,077	0.31	*	0.32	*	0.31	*	0.32	*	3.77	*	20

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38

10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2055 Fund® (Cont.)
Class A

07/01/2019 - 12/31/2019+	$11.73	$0.16	$0.78	$0.94	$(0.29)	$(0.01)	$0.00	$(0.30)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	0.00	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2060 Fund®(e)
Institutional Class

12/31/2019 - 12/31/2019+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class

12/31/2019 - 12/31/2019+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

12/31/2019 - 12/31/2019+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund®
Institutional Class

07/01/2019 - 12/31/2019+	$11.28	$0.26	$0.34	$0.60	$(0.37)	$0.00	$0.00	$(0.37)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)

12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2019 - 12/31/2019+	11.28	0.24	0.36	0.60	(0.36)	0.00	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)

12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2019 - 12/31/2019+	11.24	0.23	0.35	0.58	(0.35)	0.00	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)

12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Inception date of the Fund was December 31, 2019.

36	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.37	8.12%	$3,271	0.56	*	0.57	*	0.56	*	0.57	*	2.64	*	20%

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38

10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$10.00	0.00%	$2,980	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0%

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

$11.51	5.37%	$25,691	0.04	%*	0.05	%*	0.04	%*	0.05	%*	4.42	%*	9%

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41

9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

11.52	5.33	13,278	0.29	*	0.30	*	0.29	*	0.30	*	4.10	*	9

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41

9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

11.47	5.16	10,356	0.54	*	0.55	*	0.54	*	0.55	*	3.95	*	9

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41

9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:

Investments, at value
Investments in securities*	$25,316	$43,969	$69,380	$59,286
Investments in Affiliates	39,755	46,034	53,115	31,453
Financial Derivative Instruments
Exchange-traded or centrally cleared	150	204	190	0
Over the counter	23	41	62	40
Cash	1	1	0	0
Receivable for investments sold	1,980	2,758	2,521	1,856
Receivable for Fund shares sold	26	30	37	38
Dividends receivable from Affiliates	124	142	159	96
Reimbursement receivable from PIMCO	0	1	1	1
Total Assets	67,375	93,180	125,465	92,770

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$27	$36	$35	$0
Over the counter	2	3	4	3
Payable for investments purchased	13	17	21	19
Payable for investments in Affiliates purchased	1,661	2,191	3,299	2,225
Payable for Fund shares redeemed	1	1	22	22
Accrued investment advisory fees	1	1	2	2
Accrued supervisory and administrative fees	2	3	4	3
Accrued distribution fees	4	6	6	5
Accrued servicing fees	1	1	1	2
Total Liabilities	1,712	2,259	3,394	2,281

Net Assets	$65,663	$90,921	$122,071	$90,489

Net Assets Consist of:

Paid in capital	$62,749	$86,265	$114,336	$83,653
Distributable earnings (accumulated loss)	2,914	4,656	7,735	6,836

Net Assets	$65,663	$90,921	$122,071	$90,489

Cost of investments in securities	$23,269	$39,475	$62,421	$52,834
Cost of investments in Affiliates	$39,041	$45,341	$52,203	$30,874
Cost or premiums of financial derivative instruments, net	$293	$370	$160	$0

* Includes repurchase agreements of:	$345	$350	$388	$696

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$76,993	$82,293	$103,202	$41,350	$2,486	$18,812
29,306	23,298	22,252	8,765	384	30,297

0	0	0	0	0	120
45	46	63	11	0	11
0	1	0	0	0	45
1,690	466	975	108	0	526
40	107	17	67	3,000	6
93	77	81	30	0	98
1	1	1	0	0	0
108,168	106,289	126,591	50,331	5,870	49,915

$0	$0	$0	$0	$0	$22
4	4	4	2	0	2
22	21	23	416	2,486	12
2,279	1,228	525	324	384	407
13	36	86	24	0	139
2	3	3	1	0	0
4	3	3	2	0	3
3	3	4	1	0	3
2	1	1	1	0	2
2,329	1,299	649	771	2,870	590

$105,839	$104,990	$125,942	$49,560	$3,000	$49,325

$97,053	$95,726	$114,129	$45,344	$3,000	$46,756
8,786	9,264	11,813	4,216	0	2,569

$105,839	$104,990	$125,942	$49,560	$3,000	$49,325

$68,715	$73,395	$91,826	$37,546	$2,486	$16,192
$28,733	$22,895	$21,818	$8,610	$384	$29,640
$0	$0	$0	$0	$0	$232

$617	$736	$992	$525	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:

Institutional Class	$43,119	$55,913	$85,299	$59,249
Administrative Class	17,419	28,889	29,313	24,939
Class A	5,125	6,119	7,459	6,301

Shares Issued and Outstanding:

Institutional Class	3,774	4,768	7,094	4,881
Administrative Class	1,526	2,469	2,441	2,058
Class A	449	523	623	518

Net Asset Value Per Share Outstanding:(a)

Institutional Class	$11.43	$11.73	$12.02	$12.14
Administrative Class	11.41	11.70	12.01	12.12
Class A	11.41	11.71	11.98	12.16

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$78,676	$84,440	$100,159	$42,212	$2,980	$25,691
17,599	15,351	20,450	4,077	10	13,278
9,564	5,199	5,333	3,271	10	10,356

6,395	6,863	8,088	3,394	298	2,231
1,433	1,251	1,655	328	1	1,153
780	424	433	264	1	903

$12.30	$12.30	$12.38	$12.44	$10.00	$11.51
12.28	12.27	12.35	12.43	10.00	11.52
12.26	12.26	12.31	12.37	10.00	11.47

SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:

Interest	$4	$4	$5	$4
Dividends	373	619	942	774
Dividends from Investments in Affiliates	926	1,043	1,124	658
Total Income	1,303	1,666	2,071	1,436

Expenses:

Investment advisory fees	3	4	10	11
Supervisory and administrative fees	12	15	19	14
Distribution and/or servicing fees - Administrative Class	20	32	33	28
Servicing fees - Class A	7	7	8	7
Trustee fees	2	3	3	3
Interest expense	4	0	0	0
Miscellaneous expense	2	2	3	2
Total Expenses	50	63	76	65
Waiver and/or Reimbursement by PIMCO	(2)	(3)	(4)	(3)
Net Expenses	48	60	72	62

Net Investment Income (Loss)	1,255	1,606	1,999	1,374

Net Realized Gain (Loss):

Investments in securities	787	(103)	70	(155)
Investments in Affiliates	68	96	93	45
Net capital gain distributions received from investments	98	172	270	225
Exchange-traded or centrally cleared financial derivative instruments	(97)	(108)	0	0
Over the counter financial derivative instruments	32	34	37	39

Net Realized Gain (Loss)	888	91	470	154

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,045	3,218	4,790	4,203
Investments in Affiliates	29	67	104	94
Exchange-traded or centrally cleared financial derivative instruments	(43)	(59)	(5)	0
Over the counter financial derivative instruments	45	76	116	81

Net Change in Unrealized Appreciation (Depreciation)	1,076	3,302	5,005	4,378

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,219	$4,999	$7,474	$5,906

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Inception date of the Fund was December 31, 2019.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund*	PIMCO REALPATH® Blend Income Fund

$4	$4	$4	$2	$0	$2
1,027	1,079	1,363	518	0	270
620	487	512	176	0	732
1,651	1,570	1,879	696	0	1,004

14	14	17	7	0	2
20	15	18	8	0	16
19	17	24	3	0	16
11	6	6	4	0	12
4	4	4	1	0	2
0	0	0	0	0	0
3	2	3	1	0	1
71	58	72	24	0	49
(4)	(4)	(4)	(2)	0	(2)
67	54	68	22	0	47

1,584	1,516	1,811	674	0	957

45	38	39	363	0	(125)
33	0	0	(2)	0	31
292	311	390	150	0	71
0	0	0	0	0	(82)
63	60	55	38	0	39

433	409	484	549	0	(66)

5,363	5,629	7,026	2,430	0	1,445
137	129	147	54	0	67
0	0	0	0	0	(27)
95	93	130	24	0	24

5,595	5,851	7,303	2,508	0	1,509

$7,612	$7,776	$9,598	$3,731	$0	$2,400

SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,255	$1,273	$1,606	$1,338	$1,999	$1,692	$1,374	$1,383
Net realized gain (loss)	888	(175)	91	36	470	164	154	204
Net change in unrealized appreciation (depreciation)	1,076	1,645	3,302	1,924	5,005	2,671	4,378	2,250

Net Increase (Decrease) in Net Assets Resulting from Operations	3,219	2,743	4,999	3,298	7,474	4,527	5,906	3,837

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,218)	(1,043)	(1,439)	(886)	(2,174)	(1,689)	(1,433)	(1,647)
Administrative Class	(493)	(548)	(737)	(864)	(751)	(943)	(604)	(1,025)
Class A	(139)	(225)	(149)	(210)	(176)	(254)	(141)	(292)

Total Distributions(a)	(1,850)	(1,816)	(2,325)	(1,960)	(3,101)	(2,886)	(2,178)	(2,964)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	15,698	19,148	29,753	25,593	38,322	39,478	20,994	26,336

Total Increase (Decrease) in Net Assets	17,067	20,075	32,427	26,931	42,695	41,119	24,722	27,209

Net Assets:

Beginning of period	48,596	28,521	58,494	31,563	79,376	38,257	65,767	38,558
End of period	$65,663	$48,596	$90,921	$58,494	$122,071	$79,376	$90,489	$65,767

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Inception date through December 31, 2019 (Unaudited)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

$1,584	$1,669	$1,516	$1,791	$1,811	$2,145	$674	$611	$0	$957	$1,065
433	337	409	373	484	528	549	99	0	(66)	(281)
5,595	2,771	5,851	2,750	7,303	3,609	2,508	1,178	0	1,509	1,544

7,612	4,777	7,776	4,914	9,598	6,282	3,731	1,888	0	2,400	2,328

(2,071)	(2,563)	(2,143)	(3,683)	(2,561)	(4,349)	(1,095)	(1,053)	0	(796)	(525)
(452)	(667)	(380)	(701)	(511)	(1,024)	(101)	(17)	0	(401)	(353)
(233)	(362)	(122)	(253)	(126)	(270)	(79)	(117)	0	(303)	(147)

(2,756)	(3,592)	(2,645)	(4,637)	(3,198)	(5,643)	(1,275)	(1,187)	0	(1,500)	(1,025)

16,187	40,711	15,218	28,800	13,693	36,989	11,643	22,012	3,000	8,203	14,488

21,043	41,896	20,349	29,077	20,093	37,628	14,099	22,713	3,000	9,103	15,791

84,796	42,900	84,641	55,564	105,849	68,221	35,461	12,748	0	40,222	24,431
$105,839	$84,796	$104,990	$84,641	$125,942	$105,849	$49,560	$35,461	$3,000	$49,325	$40,222

SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 38.5%

MUTUAL FUNDS 38.0%

Vanguard Developed Markets Index Fund ‘Institutional’	372,989	$5,282

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	175,379	4,928

Vanguard Institutional Index Fund ‘Institutional’	47,304	13,728

Vanguard Small-Cap Index Fund ‘Admiral’	13,009	1,033

Total Mutual Funds (Cost $22,924)		24,971

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		345

Total Short-Term Instruments (Cost $345)		345

Total Investments in Securities (Cost $23,269)		25,316

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 60.6%

MUTUAL FUNDS (a) 58.3%

PIMCO Emerging Markets Local Currency and Bond Fund	185,323	$1,336

PIMCO High Yield Fund	427,780	3,867

PIMCO Income Fund	928,278	11,176

PIMCO International Bond Fund (U.S. Dollar-Hedged)	144,452	1,547

PIMCO Long-Term Real Return Fund	842,556	7,339

PIMCO Long-Term U.S. Government Fund	753,224	4,934

PIMCO Real Return Fund	168,791	1,897

PIMCO Total Return Fund	597,437	6,177

Total Mutual Funds (Cost $37,560)		38,273

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III	149,670	$1,482

Total Short-Term Instruments (Cost $1,481)		1,482

Total Investments in Affiliates (Cost $39,041)		39,755

Total Investments 99.1% (Cost $62,310)		$65,071

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $293)		144

Other Assets and Liabilities, net 0.7%		448

Net Assets 100.0%		$65,663

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$345	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(357)	$345	$345

Total Repurchase Agreements						$(357)	$345	$345

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$345	$0	$0	$345	$(357)	$(12)

Total Borrowings and Other Financing Transactions	$345	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,250.000	03/20/2020	9	$1	$31	$1
Put - CBOE S&P 500	2,400.000	03/20/2020	9	1	46	2

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,150.000	06/19/2020	9	$1	$33	$4
Put - CBOE S&P 500	2,325.000	06/19/2020	8	1	46	6
Put - CBOE S&P 500	2,250.000	09/18/2020	10	1	39	13
Put - CBOE S&P 500	2,425.000	09/18/2020	10	1	61	22
Put - CBOE S&P 500	2,450.000	12/18/2020	11	1	42	40
Put - CBOE S&P 500	2,625.000	12/18/2020	11	1	64	62

Total Purchased Options					$362	$150

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$2,000.000	03/20/2020	9	$1	$(16)	$(1)
Put - CBOE S&P 500	1,900.000	06/19/2020	8	1	(14)	(1)
Put - CBOE S&P 500	2,000.000	09/18/2020	10	1	(19)	(6)
Put - CBOE S&P 500	2,175.000	12/18/2020	11	1	(20)	(19)

Total Written Options					$(69)	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$150	$0	$0	$150	$(27)	$0	$0	$(27)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	87	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$975	$0	$23	$23	$0

MYI	Receive	DWRTFT Index	128	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	1,471	0	(2)	0	(2)

Total Swap Agreements								$0	$21	$23	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$23	$23	$0	$0	$0	$0	$23	$0	$23
MYI	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$23	$23	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$150	$0	$0	$150

Over the counter
Swap Agreements	$0	$0	$23	$0	$0	$23

	$0	$0	$173	$0	$0	$173

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$27	$0	$0	$27

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$29	$0	$0	$29

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(120)	$0	$0	$(120)
Written Options	0	0	23	0	0	23

	$0	$0	$(97)	$0	$0	$(97)

Over the counter
Swap Agreements	$0	$0	$32	$0	$0	$32

	$0	$0	$(65)	$0	$0	$(65)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(52)	$0	$0	$(52)
Written Options	0	0	9	0	0	9

	$0	$0	$(43)	$0	$0	$(43)

Over the counter
Swap Agreements	$0	$0	$45	$0	$0	$45

	$0	$0	$2	$0	$0	$2

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$24,971	$0	$0	$24,971
Short-Term Instruments
Repurchase Agreements	0	345	0	345

	$24,971	$345	$0	$25,316

Investments in Affiliates, at Value
Mutual Funds	38,273	0	0	38,273
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,482	0	0	1,482

	$39,755	$0	$0	$39,755

Total Investments	$64,726	$345	$0	$65,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$150	$0	$150
Over the counter	0	23	0	23

	$0	$173	$0	$173

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(27)	0	(27)
Over the counter	0	(2)	0	(2)

	$0	$(29)	$0	$(29)

Total Financial Derivative Instruments	$0	$144	$0	$144

Totals	$64,726	$489	$0	$65,215

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.3%

MUTUAL FUNDS 47.9%

Vanguard Developed Markets Index Fund ‘Institutional’	670,346	$9,492

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	268,184	7,536

Vanguard Institutional Index Fund ‘Institutional’	84,721	24,588

Vanguard Small-Cap Index Fund ‘Admiral’	25,233	2,003

Total Mutual Funds (Cost $39,125)		43,619

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		350

Total Short-Term Instruments (Cost $350)		350

Total Investments in Securities (Cost $39,475)		43,969

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 50.7%

MUTUAL FUNDS (a) 48.2%

PIMCO Emerging Markets Local Currency and Bond Fund	246,026	$1,774

PIMCO High Yield Fund	560,310	5,065

PIMCO Income Fund	988,632	11,903

PIMCO International Bond Fund (U.S. Dollar-Hedged)	137,526	1,473

PIMCO Long-Term Real Return Fund	1,105,416	9,628

PIMCO Long-Term U.S. Government Fund	988,183	6,473

PIMCO Real Return Fund	136,625	1,536

PIMCO Total Return Fund	568,804	5,881

Total Mutual Funds (Cost $43,041)		43,733

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	232,574	$2,301

Total Short-Term Instruments (Cost $2,300)		2,301

Total Investments in Affiliates (Cost $45,341)		46,034

Total Investments 99.0% (Cost $84,816)		$90,003

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $370)		206

Other Assets and Liabilities, net 0.8%		712

Net Assets 100.0%		$90,921

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$350	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(362)	$350	$350

Total Repurchase Agreements						$(362)	$350	$350

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$350	$0	$0	$350	$(362)	$(12)

Total Borrowings and Other Financing Transactions	$350	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,250.000	03/20/2020	10	$1	$35	$1
Put - CBOE S&P 500	2,400.000	03/20/2020	10	1	51	2

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,150.000	06/19/2020	10	$1	$37	$4
Put - CBOE S&P 500	2,325.000	06/19/2020	9	1	52	7
Put - CBOE S&P 500	2,250.000	09/18/2020	14	1	55	18
Put - CBOE S&P 500	2,425.000	09/18/2020	13	1	78	28
Put - CBOE S&P 500	2,450.000	12/18/2020	16	2	61	59
Put - CBOE S&P 500	2,625.000	12/18/2020	15	2	87	85

Total Purchased Options					$456	$204

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$2,000.000	03/20/2020	10	$1	$(18)	$(1)
Put - CBOE S&P 500	1,900.000	06/19/2020	9	1	(16)	(1)
Put - CBOE S&P 500	2,000.000	09/18/2020	13	1	(25)	(8)
Put - CBOE S&P 500	2,175.000	12/18/2020	15	2	(27)	(26)

Total Written Options					$(86)	$(36)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$204	$0	$0	$204	$(36)	$0	$0	$(36)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	155	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,738	$0	$41	$41	$0

MYI	Receive	DWRTFT Index	162	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	1,861	0	(3)	0	(3)

Total Swap Agreements								$0	$38	$41	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$41	$41	$0	$0	$0	$0	$41	$0	$41
MYI	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$0	$0	$41	$41	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$204	$0	$0	$204

Over the counter
Swap Agreements	$0	$0	$41	$0	$0	$41

	$0	$0	$245	$0	$0	$245

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$36	$0	$0	$36

Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

	$0	$0	$39	$0	$0	$39

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(135)	$0	$0	$(135)
Written Options	0	0	27	0	0	27

	$0	$0	$(108)	$0	$0	$(108)

Over the counter
Swap Agreements	$0	$0	$34	$0	$0	$34

	$0	$0	$(74)	$0	$0	$(74)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(72)	$0	$0	$(72)
Written Options	0	0	13	0	0	13

	$0	$0	$(59)	$0	$0	$(59)

Over the counter
Swap Agreements	$0	$0	$76	$0	$0	$76

	$0	$0	$17	$0	$0	$17

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$43,619	$0	$0	$43,619
Short-Term Instruments
Repurchase Agreements	0	350	0	350

	$43,619	$350	$0	$43,969

Investments in Affiliates, at Value
Mutual Funds	43,733	0	0	43,733
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,301	0	0	2,301

	$46,034	$0	$0	$46,034

Total Investments	$89,653	$350	$0	$90,003

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$204	$0	$204
Over the counter	0	41	0	41

	$0	$245	$0	$245

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(36)	0	(36)
Over the counter	0	(3)	0	(3)

	$0	$(39)	$0	$(39)

Total Financial Derivative Instruments	$0	$206	$0	$206

Totals	$89,653	$556	$0	$90,209

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.9%

MUTUAL FUNDS 56.6%

Vanguard Developed Markets Index Fund ‘Institutional’	1,047,662	$14,835

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	393,993	11,071

Vanguard Institutional Index Fund ‘Institutional’	137,109	39,793

Vanguard Small-Cap Index Fund ‘Admiral’	41,484	3,293

Total Mutual Funds (Cost $62,033)		68,992

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		388

Total Short-Term Instruments (Cost $388)		388

Total Investments in Securities (Cost $62,421)		69,380

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 43.4%

MUTUAL FUNDS (a) 39.0%

PIMCO Emerging Markets Local Currency and Bond Fund	309,400	$2,231

PIMCO High Yield Fund	748,787	6,769

PIMCO Income Fund	1,084,588	13,058

PIMCO International Bond Fund (U.S. Dollar-Hedged)	130,165	1,394

PIMCO Long-Term Real Return Fund	1,122,222	9,775

PIMCO Long-Term U.S. Government Fund	992,502	6,501

PIMCO Real Return Fund	218,668	2,458

PIMCO Total Return Fund	538,412	5,567

Total Mutual Funds (Cost $46,843)		47,753

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	542,041	$5,362

Total Short-Term Instruments (Cost $5,360)		5,362

Total Investments in Affiliates (Cost $52,203)		53,115

Total Investments 100.3% (Cost $114,624)		$122,495

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $160)		213

Other Assets and Liabilities, net (0.5)%		(637)

Net Assets 100.0%		$122,071

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$388	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(401)	$388	$388

Total Repurchase Agreements						$(401)	$388	$388

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$388	$0	$0	$388	$(401)	$(13)

Total Borrowings and Other Financing Transactions	$388	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,450.000	12/18/2020	21	$2	$80	$77
Put - CBOE S&P 500	2,625.000	12/18/2020	20	2	116	113

Total Purchased Options					$196	$190

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$2,175.000	12/18/2020	20	$2	$(36)	$(35)

Total Written Options					$(36)	$(35)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$190	$0	$0	$190	$(35)	$0	$0	$(35)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	232	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$2,601	$0	$62	$62	$0

MYI	Receive	DWRTFT Index	221	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	2,539	0	(4)	0	(4)

Total Swap Agreements								$0	$58	$62	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$62	$62	$0	$0	$0	$0	$62	$0	$62
MYI	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$0	$0	$62	$62	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

December 31, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$190	$0	$0	$190

Over the counter
Swap Agreements	$0	$0	$62	$0	$0	$62

	$0	$0	$252	$0	$0	$252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$35	$0	$0	$35

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$39	$0	$0	$39

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$37	$0	$0	$37

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(6)	$0	$0	$(6)
Written Options	0	0	1	0	0	1

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$0	$0	$116	$0	$0	$116

	$0	$0	$111	$0	$0	$111

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$68,992	$0	$0	$68,992
Short-Term Instruments
Repurchase Agreements	0	388	0	388

	$68,992	$388	$0	$69,380

Investments in Affiliates, at Value
Mutual Funds	47,753	0	0	47,753
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,362	0	0	5,362

	$53,115	$0	$0	$53,115

Total Investments	$122,107	$388	$0	$122,495

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$190	$0	$190
Over the counter	0	62	0	62

	$0	$252	$0	$252

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(35)	0	(35)
Over the counter	0	(4)	0	(4)

	$0	$(39)	$0	$(39)

Total Financial Derivative Instruments	$0	$213	$0	$213

Totals	$122,107	$601	$0	$122,708

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.6%

MUTUAL FUNDS 64.8%

Vanguard Developed Markets Index Fund ‘Institutional’	930,350	$13,174

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	309,617	8,700

Vanguard Institutional Index Fund ‘Institutional’	116,524	33,819

Vanguard Small-Cap Index Fund ‘Admiral’	36,503	2,897

Total Mutual Funds (Cost $52,138)		58,590

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		696

Total Short-Term Instruments (Cost $696)		696

Total Investments in Securities (Cost $52,834)		59,286

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.7%

MUTUAL FUNDS (a) 30.9%

PIMCO Emerging Markets Local Currency and Bond Fund	238,597	$1,720

PIMCO High Yield Fund	551,967	4,990

PIMCO Income Fund	671,889	8,090

PIMCO International Bond Fund (U.S. Dollar-Hedged)	66,874	716

PIMCO Long-Term Real Return Fund	576,630	5,023

PIMCO Long-Term U.S. Government Fund	509,779	3,339

PIMCO Real Return Fund	112,569	1,265

PIMCO Total Return Fund	276,616	2,860

Total Mutual Funds (Cost $27,426)		28,003

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%

PIMCO Short-Term Floating NAV Portfolio III	348,733	$3,450

Total Short-Term Instruments (Cost $3,448)		3,450

Total Investments in Affiliates (Cost $30,874)		31,453

Total Investments 100.3% (Cost $83,708)		$90,739

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		37

Other Assets and Liabilities, net (0.3)%		(287)

Net Assets 100.0%		$90,489

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$696	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(714)	$696	$696

Total Repurchase Agreements						$(714)	$696	$696

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$696	$0	$0	$696	$(714)	$(18)

Total Borrowings and Other Financing Transactions	$696	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	152	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,705	$0	$40	$40	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	DWRTFT Index	184	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	$2,114	$0	$(3)	$0	$(3)

Total Swap Agreements								$0	$37	$40	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$40	$40	$0	$0	$0	$0	$40	$0	$40
MYI	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$0	$0	$40	$40	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$40	$0	$0	$40

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$39	$0	$0	$39

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$81	$0	$0	$81

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$58,590	$0	$0	$58,590
Short-Term Instruments
Repurchase Agreements	0	696	0	696

	$58,590	$696	$0	$59,286

Investments in Affiliates, at Value
Mutual Funds	28,003	0	0	28,003
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,450	0	0	3,450

	$31,453	$0	$0	$31,453

Total Investments	$90,043	$696	$0	$90,739

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$40	$0	$40

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$37	$0	$37

Totals	$90,043	$733	$0	$90,776

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.8%

MUTUAL FUNDS 72.2%

Vanguard Developed Markets Index Fund ‘Institutional’	1,247,157	$17,660

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	380,929	10,704

Vanguard Institutional Index Fund ‘Institutional’	152,045	44,128

Vanguard Small-Cap Index Fund ‘Admiral’	48,942	3,884

Total Mutual Funds (Cost $68,098)		76,376

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		617

Total Short-Term Instruments (Cost $617)		617

Total Investments in Securities (Cost $68,715)		76,993

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.6%

MUTUAL FUNDS (a) 23.5%

PIMCO Emerging Markets Local Currency and Bond Fund	267,045	$1,925

PIMCO High Yield Fund	654,845	5,920

PIMCO Income Fund	646,737	7,787

PIMCO International Bond Fund (U.S. Dollar-Hedged)	46,991	503

PIMCO Long-Term Real Return Fund	405,614	3,533

PIMCO Long-Term U.S. Government Fund	358,449	2,348

PIMCO Real Return Fund	79,419	893

PIMCO Total Return Fund	194,466	2,011

Total Mutual Funds (Cost $24,349)		24,920

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	443,367	$4,386

Total Short-Term Instruments (Cost $4,384)		4,386

Total Investments in Affiliates (Cost $28,733)		29,306

Total Investments 100.4% (Cost $97,448)		$106,299

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		41

Other Assets and Liabilities, net (0.4)%		(501)

Net Assets 100.0%		$105,839

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$617	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(631)	$617	$617

Total Repurchase Agreements						$(631)	$617	$617

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$617	$0	$0	$617	$(631)	$(14)

Total Borrowings and Other Financing Transactions	$617	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	168	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,884	$0	$45	$45	$0

MYI	Receive	DWRTFT Index	225	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	2,585	0	(4)	0	(4)

Total Swap Agreements								$0	$41	$45	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$45	$45	$0	$0	$0	$0	$45	$0	$45
MYI	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$0	$0	$45	$45	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$45	$0	$0	$45

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$63	$0	$0	$63

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$95	$0	$0	$95

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	61

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$76,376	$0	$0	$76,376
Short-Term Instruments
Repurchase Agreements	0	617	0	617

	$76,376	$617	$0	$76,993

Investments in Affiliates, at Value
Mutual Funds	24,920	0	0	24,920
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,386	0	0	4,386

	$29,306	$0	$0	$29,306

Total Investments	$105,682	$617	$0	$106,299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$45	$0	$45

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$41	$0	$41

Totals	$105,682	$658	$0	$106,340

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.4%

MUTUAL FUNDS 77.7%

Vanguard Developed Markets Index Fund ‘Institutional’	1,374,876	$19,468

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	389,176	10,936

Vanguard Institutional Index Fund ‘Institutional’	162,183	47,070

Vanguard Small-Cap Index Fund ‘Admiral’	51,439	4,083

Total Mutual Funds (Cost $72,659)		81,557

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		736

Total Short-Term Instruments (Cost $736)		736

Total Investments in Securities (Cost $73,395)		82,293

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.2%

MUTUAL FUNDS (a) 17.9%

PIMCO Emerging Markets Local Currency and Bond Fund	277,533	$2,001

PIMCO High Yield Fund	640,533	5,790

PIMCO Income Fund	537,171	6,468

PIMCO International Bond Fund (U.S. Dollar-Hedged)	16,007	171

PIMCO Long-Term Real Return Fund	201,091	1,751

PIMCO Long-Term U.S. Government Fund	177,691	1,164

PIMCO Real Return Fund	39,128	440

PIMCO Total Return Fund	96,187	995

Total Mutual Funds (Cost $18,379)		18,780

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	456,692	$4,518

Total Short-Term Instruments (Cost $4,516)		4,518

Total Investments in Affiliates (Cost $22,895)		23,298

Total Investments 100.6% (Cost $96,290)		$105,591

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		42

Other Assets and Liabilities, net (0.6)%		(643)

Net Assets 100.0%		$104,990

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$736	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(752)	$736	$736

Total Repurchase Agreements						$(752)	$736	$736

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$736	$0	$0	$736	$(752)	$(16)

Total Borrowings and Other Financing Transactions	$736	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	63

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	172	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,928	$0	$46	$46	$0

MYI	Receive	DWRTFT Index	217	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	2,493	0	(4)	0	(4)

Total Swap Agreements								$0	$42	$46	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$46	$46	$0	$0	$0	$0	$46	$0	$46
MYI	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$0	$0	$46	$46	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$46	$0	$0	$46

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$60	$0	$0	$60

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$93	$0	$0	$93

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$81,557	$0	$0	$81,557
Short-Term Instruments
Repurchase Agreements	0	736	0	736

	$81,557	$736	$0	$82,293

Investments in Affiliates, at Value
Mutual Funds	18,780	0	0	18,780
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,518	0	0	4,518

	$23,298	$0	$0	$23,298

Total Investments	$104,855	$736	$0	$105,591

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$46	$0	$46

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$42	$0	$42

Totals	$104,855	$778	$0	$105,633

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	65

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.0%

MUTUAL FUNDS 81.2%

Vanguard Developed Markets Index Fund ‘Institutional’	1,777,205	$25,165

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	471,670	13,254

Vanguard Institutional Index Fund ‘Institutional’	202,540	58,783

Vanguard Small-Cap Index Fund ‘Admiral’	63,093	5,008

Total Mutual Funds (Cost $90,834)		102,210

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		992

Total Short-Term Instruments (Cost $992)		992

Total Investments in Securities (Cost $91,826)		103,202

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.6%

MUTUAL FUNDS (a) 14.5%

PIMCO Emerging Markets Local Currency and Bond Fund	331,414	$2,390

PIMCO High Yield Fund	779,680	7,048

PIMCO Income Fund	571,089	6,876

PIMCO International Bond Fund (U.S. Dollar-Hedged)	8,815	95

PIMCO Long-Term Real Return Fund	97,736	851

PIMCO Long-Term U.S. Government Fund	70,645	463

PIMCO Real Return Fund	15,148	170

PIMCO Total Return Fund	36,885	381

Total Mutual Funds (Cost $17,842)		18,274

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short-Term Floating NAV Portfolio III	402,115	$3,978

Total Short-Term Instruments (Cost $3,976)		3,978

Total Investments in Affiliates (Cost $21,818)		22,252

Total Investments 99.6% (Cost $113,644)		$125,454

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		59

Other Assets and Liabilities, net 0.4%		429

Net Assets 100.0%		$125,942

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$992	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(1,015)	$992	$992

Total Repurchase Agreements						$(1,015)	$992	$992

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$992	$0	$0	$992	$(1,015)	$(23)

Total Borrowings and Other Financing Transactions	$992	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	237	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$2,657	$0	$63	$63	$0

MYI	Receive	DWRTFT Index	230	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	2,643	0	(4)	0	(4)

Total Swap Agreements								$0	$59	$63	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$63	$63	$0	$0	$0	$0	$63	$0	$63
MYI	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$0	$0	$63	$63	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$63	$0	$0	$63

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$55	$0	$0	$55

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$130	$0	$0	$130

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	67

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$102,210	$0	$0	$102,210
Short-Term Instruments
Repurchase Agreements	0	992	0	992

	$102,210	$992	$0	$103,202

Investments in Affiliates, at Value
Mutual Funds	18,274	0	0	18,274
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,978	0	0	3,978

	$22,252	$0	$0	$22,252

Total Investments	$124,462	$992	$0	$125,454

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$63	$0	$63

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$59	$0	$59

Totals	$124,462	$1,051	$0	$125,513

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

December 31, 2019 (unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.5%

MUTUAL FUNDS 82.4%

Vanguard Developed Markets Index Fund ‘Institutional’	716,918	$10,152

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	186,417	5,238

Vanguard Institutional Index Fund ‘Institutional’	80,822	23,457

Vanguard Small-Cap Index Fund ‘Admiral’	24,920	1,978

Total Mutual Funds (Cost $37,021)		40,825

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
		525

Total Short-Term Instruments (Cost $525)		525

Total Investments in Securities (Cost $37,546)		41,350

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.6%

MUTUAL FUNDS (a) 13.0%

PIMCO Emerging Markets Local Currency and Bond Fund	119,553	$862

PIMCO High Yield Fund	283,084	2,559

PIMCO Income Fund	204,940	2,468

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,275	24

PIMCO Long-Term Real Return Fund	25,856	225

PIMCO Long-Term U.S. Government Fund	24,325	159

PIMCO Real Return Fund	3,993	45

PIMCO Total Return Fund	14,109	146

Total Mutual Funds (Cost $6,334)		6,488

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%

PIMCO Short-Term Floating NAV Portfolio III	230,141	$2,277

Total Short-Term Instruments (Cost $2,276)		2,277

Total Investments in Affiliates (Cost $8,610)		8,765

Total Investments 101.1% (Cost $46,156)		$50,115

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		9

Other Assets and Liabilities, net (1.1)%		(564)

Net Assets 100.0%		$49,560

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$525	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(538)	$525	$525

Total Repurchase Agreements						$(538)	$525	$525

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$525	$0	$0	$525	$(538)	$(13)

Total Borrowings and Other Financing Transactions	$525	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	69

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	43	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$482	$0	$11	$11	$0

MYI	Receive	DWRTFT Index	141	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	1,620	0	(2)	0	(2)

Total Swap Agreements								$0	$9	$11	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$11	$11	$0	$0	$0	$0	$11	$0	$11
MYI	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$11	$11	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$38	$0	$0	$38

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$24	$0	$0	$24

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$40,825	$0	$0	$40,825
Short-Term Instruments
Repurchase Agreements	0	525	0	525

	$40,825	$525	$0	$41,350

Investments in Affiliates, at Value
Mutual Funds	6,488	0	0	6,488
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,277	0	0	2,277

	$8,765	$0	$0	$8,765

Total Investments	$49,590	$525	$0	$50,115

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$11	$0	$11

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$9	$0	$9

Totals	$49,590	$534	$0	$50,124

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	71

Schedule of Investments PIMCO REALPATH® Blend 2060 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.9%

MUTUAL FUNDS 82.9%

Vanguard 500 Index Fund ‘Admiral’	4,786	$1,427

Vanguard Developed Markets Index Fund ‘Admiral’	43,621	617

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8,647	319

Vanguard Small-Cap Index Fund ‘Admiral’	1,550	123

Total Mutual Funds (Cost $2,486)		2,486

Total Investments in Securities (Cost $2,486)		2,486

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.8%

MUTUAL FUNDS (a) 12.8%

PIMCO Emerging Markets Local Currency and Bond Fund	6,578	$47

PIMCO High Yield Fund	15,740	142

PIMCO Income Fund	11,751	142

PIMCO Long-Term Real Return Fund	2,411	21

PIMCO Long-Term U.S. Government Fund	2,153	14

PIMCO Real Return Fund	480	6

PIMCO Total Return Fund	1,161	12

Total Mutual Funds (Cost $384)		384

Total Investments in Affiliates (Cost $384)		384

Total Investments 95.7% (Cost $2,870)		$2,870

Other Assets and Liabilities, net 4.3%		130

Net Assets 100.0%		$3,000

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	DWRTFT Index	11	1.872% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/26/2020	$126	$0	$0	$0	$0

Total Swap Agreements								$0	$0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MYI	$ 0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

72	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$2,486	$0	$0	$2,486

	$2,486	$0	$0	$2,486

Investments in Affiliates, at Value
Mutual Funds	384	0	0	384

Total Investments	$2,870	$0	$0	$2,870

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	73

Schedule of Investments PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 38.2%

MUTUAL FUNDS 38.2%

Vanguard Developed Markets Index Fund ‘Admiral’	281,384	$3,979

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	100,474	3,712

Vanguard Institutional Index Fund ‘Institutional’	35,637	10,343

Vanguard Small-Cap Index Fund ‘Admiral’	9,804	778

Total Mutual Funds (Cost $16,192)		18,812

Total Investments in Securities (Cost $16,192)		18,812

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 61.4%

MUTUAL FUNDS (a) 58.4%

PIMCO Emerging Markets Local Currency and Bond Fund	140,545	$1,013

PIMCO High Yield Fund	324,399	2,933

PIMCO Income Fund	698,508	8,410

PIMCO International Bond Fund (U.S. Dollar-Hedged)	107,845	1,155

PIMCO Long-Term Real Return Fund	634,838	5,530

PIMCO Long-Term U.S. Government Fund	567,536	3,717

PIMCO Real Return Fund	126,419	1,421

PIMCO Total Return Fund	450,188	4,655

Total Mutual Funds (Cost $28,177)		28,834

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	147,896	$1,463

Total Short-Term Instruments (Cost $1,463)		1,463

Total Investments in Affiliates (Cost $29,640)		30,297

Total Investments 99.6% (Cost $45,832)		$49,109

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $232)		107

Other Assets and Liabilities, net 0.2%		109

Net Assets 100.0%		$49,325

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,250.000	03/20/2020	7	$1	$24	$1
Put - CBOE S&P 500	2,400.000	03/20/2020	7	1	36	2
Put - CBOE S&P 500	2,150.000	06/19/2020	7	1	26	3
Put - CBOE S&P 500	2,325.000	06/19/2020	7	1	40	5
Put - CBOE S&P 500	2,250.000	09/18/2020	8	1	32	10
Put - CBOE S&P 500	2,425.000	09/18/2020	7	1	42	15
Put - CBOE S&P 500	2,450.000	12/18/2020	9	1	35	33
Put - CBOE S&P 500	2,625.000	12/18/2020	9	1	52	51

Total Purchased Options					$287	$120

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,000.000	03/20/2020	7	$1	$(12)	$(1)
Put - CBOE S&P 500	1,900.000	06/19/2020	7	1	(12)	(1)
Put - CBOE S&P 500	2,000.000	09/18/2020	7	1	(14)	(4)
Put - CBOE S&P 500	2,175.000	12/18/2020	9	1	(17)	(16)

Total Written Options					$(55)	$(22)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$120	$0	$0	$120	$(22)	$0	$0	$(22)

74	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	41	2.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$460	$0	$11	$11	$0

MYI	Receive	DWRTFT Index	121	1.872% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/26/2020	1,390	0	(2)	0	(2)

Total Swap Agreements								$0	$9	$11	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$11	$11	$0	$0	$0	$0	$11	$0	$11
MYI	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$11	$11	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$120	$0	$0	$120

Over the counter
Swap Agreements	$0	$0	$11	$0	$0	$11

	$0	$0	$131	$0	$0	$131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$22	$0	$0	$22

Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

	$0	$0	$24	$0	$0	$24

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

December 31, 2019 (unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(102)	$0	$0	$(102)
Written Options	0	0	20	0	0	20

	$0	$0	$(82)	$0	$0	$(82)

Over the counter
Swap Agreements	$0	$0	$39	$0	$0	$39

	$0	$0	$(43)	$0	$0	$(43)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(33)	$0	$0	$(33)
Written Options	0	0	6	0	0	6

	$0	$0	$(27)	$0	$0	$(27)

Over the counter
Swap Agreements	$0	$0	$24	$0	$0	$24

	$0	$0	$(3)	$0	$0	$(3)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Mutual Funds	$18,812	$0	$0	$18,812

	$18,812	$0	$0	$18,812

Investments in Affiliates, at Value
Mutual Funds	28,834	0	0	28,834
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,463	0	0	1,463

	$30,297	$0	$0	$30,297

Total Investments	$49,109	$0	$0	$49,109

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$120	$0	$120
Over the counter	0	11	0	11

	$0	$131	$0	$131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(22)	0	(22)
Over the counter	0	(2)	0	(2)

	$0	$(24)	$0	$(24)

Total Financial Derivative Instruments	$0	$107	$0	$107

Totals	$49,109	$107	$0	$49,216

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

76	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition.

SEMIANNUAL REPORT	DECEMBER 31, 2019	77

Notes to Financial Statements (Cont.)

Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market

78	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require

SEMIANNUAL REPORT	DECEMBER 31, 2019	79

Notes to Financial Statements (Cont.)

subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

80	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2019 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$945	$354	$0	$0	$37	$1,336	$38	$0

PIMCO High Yield Fund	2,785	1,099	(73)	0	56	3,867	85	0

PIMCO Income Fund	7,883	3,663	(332)	(3)	(35)	11,176	291	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,035	570	0	0	(58)	1,547	73	0

PIMCO Long-Term Real Return Fund	5,405	2,615	(732)	39	12	7,339	242	0

PIMCO Long-Term U.S. Government Fund	3,643	1,798	(561)	30	24	4,934	55	0

PIMCO Real Return Fund	1,242	639	0	0	16	1,897	13	0

PIMCO Short-Term Floating NAV Portfolio III	1,664	8,118	(8,300)	0	0	1,482	17	0

PIMCO Total Return Fund	4,288	2,125	(215)	2	(23)	6,177	112	0

Totals	$28,890	$20,981	$(10,213)	$68	$29	$39,755	$926	$0

SEMIANNUAL REPORT	DECEMBER 31, 2019	81

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,078	$648	$0	$0	$48	$1,774	$48	$0

PIMCO High Yield Fund	3,270	1,720	0	0	75	5,065	109	0

PIMCO Income Fund	7,355	4,706	(119)	(2)	(37)	11,903	304	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	889	639	0	0	(55)	1,473	69	0

PIMCO Long-Term Real Return Fund	5,913	4,362	(712)	56	9	9,628	300	0

PIMCO Long-Term U.S. Government Fund	3,977	2,965	(545)	41	35	6,473	66	0

PIMCO Real Return Fund	1,006	516	0	0	14	1,536	11	0

PIMCO Short-Term Floating NAV Portfolio III	2,170	12,231	(12,100)	0	0	2,301	31	0

PIMCO Total Return Fund	3,555	2,490	(143)	1	(22)	5,881	105	0

Totals	$29,213	$30,277	$(13,619)	$96	$67	$46,034	$1,043	$0

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,514	$661	$0	$0	$56	$2,231	$63	$0

PIMCO High Yield Fund	4,471	2,197	0	0	101	6,769	145	0

PIMCO Income Fund	8,253	4,850	0	0	(45)	13,058	330	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	776	668	0	0	(50)	1,394	62	0

PIMCO Long-Term Real Return Fund	6,033	4,408	(728)	56	6	9,775	298	0

PIMCO Long-Term U.S. Government Fund	4,021	2,960	(549)	35	34	6,501	65	0

PIMCO Real Return Fund	1,468	968	0	0	22	2,458	17	0

PIMCO Short-Term Floating NAV Portfolio III	3,216	12,546	(10,400)	0	0	5,362	46	0

PIMCO Total Return Fund	3,419	2,308	(142)	2	(20)	5,567	98	0

Totals	$33,171	$31,566	$(11,819)	$93	$104	$53,115	$1,124	$0

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,259	$415	$0	$0	$46	$1,720	$47	$0

PIMCO High Yield Fund	3,677	1,243	0	0	70	4,990	106	0

PIMCO Income Fund	5,660	2,458	0	0	(28)	8,090	202	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	446	296	0	0	(26)	716	32	0

PIMCO Long-Term Real Return Fund	3,373	1,904	(290)	26	10	5,023	148	0

PIMCO Long-Term U.S. Government Fund	2,247	1,313	(260)	19	20	3,339	32	0

PIMCO Real Return Fund	792	461	0	0	12	1,265	8	0

PIMCO Short-Term Floating NAV Portfolio III	2,415	11,035	(10,000)	0	0	3,450	35	0

PIMCO Total Return Fund	1,912	958	0	0	(10)	2,860	48	0

Totals	$21,781	$20,083	$(10,550)	$45	$94	$31,453	$658	$0

82	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,624	$251	$0	$0	$50	$1,925	$57	$0

PIMCO High Yield Fund	4,742	1,094	0	0	84	5,920	132	0

PIMCO Income Fund	6,028	1,792	0	0	(33)	7,787	205	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	336	180	0	0	(13)	503	18	0

PIMCO Long-Term Real Return Fund	2,559	1,192	(261)	23	20	3,533	101	0

PIMCO Long-Term U.S. Government Fund	1,637	782	(107)	9	27	2,348	23	0

PIMCO Real Return Fund	598	288	0	0	7	893	6	0

PIMCO Short-Term Floating NAV Portfolio III	3,443	10,343	(9,400)	1	(1)	4,386	44	0

PIMCO Total Return Fund	1,438	577	0	0	(4)	2,011	34	0

Totals	$22,405	$16,499	$(9,768)	$33	$137	$29,306	$620	$0

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,654	$298	$0	$0	$49	$2,001	$57	$0

PIMCO High Yield Fund	4,579	1,128	0	0	83	5,790	129	0

PIMCO Income Fund	4,875	1,620	0	0	(27)	6,468	170	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	169	8	0	0	(6)	171	9	0

PIMCO Long-Term Real Return Fund	1,223	511	0	0	17	1,751	47	0

PIMCO Long-Term U.S. Government Fund	813	339	0	0	12	1,164	11	0

PIMCO Real Return Fund	301	136	0	0	3	440	3	0

PIMCO Short-Term Floating NAV Portfolio III	3,373	8,745	(7,600)	0	0	4,518	45	0

PIMCO Total Return Fund	679	318	0	0	(2)	995	16	0

Totals	$17,666	$13,103	$(7,600)	$0	$129	$23,298	$487	$0

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,938	$388	$0	$0	$64	$2,390	$69	$0

PIMCO High Yield Fund	5,655	1,294	0	0	99	7,048	157	0

PIMCO Income Fund	5,443	1,466	0	0	(33)	6,876	186	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	93	6	0	0	(4)	95	5	0

PIMCO Long-Term Real Return Fund	679	161	0	0	11	851	25	0

PIMCO Long-Term U.S. Government Fund	449	6	0	0	8	463	6	0

PIMCO Real Return Fund	167	1	0	0	2	170	1	0

PIMCO Short-Term Floating NAV Portfolio III	4,323	9,055	(9,400)	0	0	3,978	55	0

PIMCO Total Return Fund	374	7	0	0	0	381	8	0

Totals	$19,121	$12,384	$(9,400)	$0	$147	$22,252	$512	$0

SEMIANNUAL REPORT	DECEMBER 31, 2019	83

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$631	$207	$0	$0	$24	$862	$23	$0

PIMCO High Yield Fund	1,745	942	(163)	0	35	2,559	54	0

PIMCO Income Fund	1,667	965	(155)	(2)	(7)	2,468	64	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	24	1	0	0	(1)	24	1	0

PIMCO Long-Term Real Return Fund	214	8	0	0	3	225	8	0

PIMCO Long-Term U.S. Government Fund	116	43	0	0	0	159	2	0

PIMCO Real Return Fund	44	0	0	0	1	45	0	0

PIMCO Short-Term Floating NAV Portfolio III	1,155	9,722	(8,600)	0	0	2,277	22	0

PIMCO Total Return Fund	97	50	0	0	(1)	146	2	0

Totals	$5,693	$11,938	$(8,918)	$(2)	$54	$8,765	$176	$0

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$47	$0	$0	$0	$47	$0	$0

PIMCO High Yield Fund	0	142	0	0	0	142	0	0

PIMCO Income Fund	0	142	0	0	0	142	0	0

PIMCO Long-Term Real Return Fund	0	21	0	0	0	21	0	0

PIMCO Long-Term U.S. Government Fund	0	14	0	0	0	14	0	0

PIMCO Real Return Fund	0	6	0	0	0	6	0	0

PIMCO Total Return Fund	0	12	0	0	0	12	0	0

Totals	$0	$384	$0	$0	$0	$384	$0	$0

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$789	$197	$0	$0	$27	$1,013	$29	$0

PIMCO High Yield Fund	2,328	622	(59)	0	42	2,933	66	0

PIMCO Income Fund	6,833	2,137	(527)	(3)	(30)	8,410	233	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	960	240	0	0	(45)	1,155	59	0

PIMCO Long-Term Real Return Fund	4,517	1,585	(630)	22	36	5,530	184	0

PIMCO Long-Term U.S. Government Fund	3,044	1,086	(462)	15	34	3,717	42	0

PIMCO Real Return Fund	1,125	281	0	0	15	1,421	11	0

PIMCO Short-Term Floating NAV Portfolio III	1,447	9,416	(9,400)	0	0	1,463	16	0

PIMCO Total Return Fund	3,781	1,151	(262)	(3)	(12)	4,655	92	0

Totals	$24,824	$16,715	$(11,340)	$31	$67	$30,297	$732	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National

84	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are

SEMIANNUAL REPORT	DECEMBER 31, 2019	85

Notes to Financial Statements (Cont.)

included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because

86	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Small Fund	X	X	X	X	X	X	X	X	X	X

Allocation	X	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

New Fund	X	X	X	X	X	X	X	X	X	X

Small Fund	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X	X

SEMIANNUAL REPORT	DECEMBER 31, 2019	87

Notes to Financial Statements (Cont.)

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Real Estate	X	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions on Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

88	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

SEMIANNUAL REPORT	DECEMBER 31, 2019	89

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The

90	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.27%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R

SEMIANNUAL REPORT	DECEMBER 31, 2019	91

Notes to Financial Statements (Cont.)

shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	—		0.25%

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2019, the Distributor retained $9,432 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2019, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2020 Fund	$0	$0	$4	$4

PIMCO RealPath® Blend 2025 Fund	0	0	4	4

PIMCO RealPath® Blend 2030 Fund	0	0	5	5

PIMCO RealPath® Blend 2035 Fund	0	1	4	5

92	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2040 Fund	$0	$0	$6	$6

PIMCO RealPath® Blend 2045 Fund	0	1	6	7

PIMCO RealPath® Blend 2050 Fund	0	1	7	8

PIMCO RealPath® Blend 2055 Fund	0	0	2	2

PIMCO RealPath® Blend Income Fund	0	0	3	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. There were no waivers for the period ended December 31, 2019.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2020 Fund	$0	$0	$30,394	$15,694

PIMCO REALPATH® Blend 2025 Fund	0	0	39,291	11,195

PIMCO REALPATH® Blend 2030 Fund	0	0	40,570	5,436

PIMCO REALPATH® Blend 2035 Fund	0	0	29,127	9,586

PIMCO REALPATH® Blend 2040 Fund	0	0	18,317	3,751

PIMCO REALPATH® Blend 2045 Fund	0	0	15,497	1,653

PIMCO REALPATH® Blend 2050 Fund	0	0	14,607	2,318

PIMCO REALPATH® Blend 2055 Fund	0	0	18,640	8,051

PIMCO REALPATH® Blend 2060 Fund	0	0	2,870	0

PIMCO REALPATH® Blend Income Fund	0	0	11,530	3,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2019	93

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019		Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,548	$17,519	2,403	$26,147	2,455	$28,254	2,602	$28,619

Administrative Class	495	5,582	160	1,738	638	7,274	210	2,304

Class A	36	404	72	772	42	484	56	614
Issued as reinvestment of distributions

Institutional Class	107	1,218	99	1,043	123	1,439	83	885

Administrative Class	43	493	52	547	63	737	81	864

Class A	12	138	21	225	13	149	20	210
Cost of shares redeemed

Institutional Class	(616)	(6,954)	(752)	(8,168)	(631)	(7,295)	(476)	(5,239)

Administrative Class	(157)	(1,788)	(198)	(2,146)	(97)	(1,115)	(193)	(2,124)

Class A	(81)	(914)	(94)	(1,010)	(15)	(174)	(49)	(540)

Net increase (decrease) resulting from Fund share transactions	1,387	$15,698	1,763	$19,148	2,591	$29,753	2,334	$25,593

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019		Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,966	$34,760	3,875	$43,525	1,551	$18,364	2,654	$29,908

Administrative Class	696	8,036	305	3,395	492	5,678	244	2,740

Class A	124	1,458	147	1,683	102	1,202	167	1,904
Issued as reinvestment of distributions

Institutional Class	182	2,174	156	1,688	119	1,432	152	1,646

Administrative Class	63	751	88	943	50	604	95	1,025

Class A	15	175	24	253	12	141	27	292
Cost of shares redeemed

Institutional Class	(572)	(6,722)	(739)	(8,268)	(418)	(4,911)	(641)	(7,231)

Administrative Class	(181)	(2,100)	(298)	(3,346)	(98)	(1,150)	(217)	(2,457)

Class A	(18)	(210)	(36)	(395)	(32)	(366)	(131)	(1,491)

Net increase (decrease) resulting from Fund share transactions	3,275	$38,322	3,522	$39,478	1,778	$20,994	2,350	$26,336

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019		Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,309	$15,604	3,682	$42,098	1,270	$15,074	2,660	$30,398

Administrative Class	440	5,118	177	2,011	381	4,408	147	1,680

Class A	111	1,313	194	2,235	53	626	56	632
Issued as reinvestment of distributions

Institutional Class	170	2,071	234	2,563	176	2,143	338	3,683

Administrative Class	37	452	61	667	31	380	65	701

Class A	19	233	33	361	10	122	23	253
Cost of shares redeemed

Institutional Class	(595)	(7,092)	(661)	(7,592)	(530)	(6,277)	(588)	(6,707)

Administrative Class	(104)	(1,225)	(119)	(1,377)	(100)	(1,178)	(147)	(1,678)

Class A	(24)	(287)	(23)	(255)	(7)	(80)	(14)	(162)

Net increase (decrease) resulting from Fund share transactions	1,363	$16,187	3,578	$40,711	1,284	$15,218	2,540	$28,800

94	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund

	Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019		Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,272	$15,149	3,249	$37,065	1,231	$14,756	2,229	$25,607

Administrative Class	286	3,327	322	3,677	285	3,340	37	442

Class A	52	601	76	877	45	522	72	816
Issued as reinvestment of distributions

Institutional Class	209	2,561	398	4,349	89	1,095	96	1,053

Administrative Class	42	511	94	1,024	8	101	2	17

Class A	10	126	25	270	6	79	11	117
Cost of shares redeemed

Institutional Class	(577)	(6,882)	(684)	(7,856)	(649)	(7,799)	(501)	(5,777)

Administrative Class	(127)	(1,511)	(177)	(2,039)	(16)	(195)	(1)	(16)

Class A	(16)	(189)	(34)	(378)	(22)	(256)	(22)	(247)

Net increase (decrease) resulting from Fund share transactions	1,151	$13,693	3,269	$36,989	977	$11,643	1,923	$22,012

	PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend Income Fund

	Inception date through 12/31/2019 (Unaudited)		Six Months Ended 12/31/2019 (Unaudited)		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	298	$2,980	876	$10,055	2,038	$22,261

Administrative Class	1	10	210	2,398	93	1,016

Class A	1	10	264	2,980	350	3,847
Issued as reinvestment of distributions

Institutional Class	0	0	69	796	49	525

Administrative Class	0	0	35	401	33	353

Class A	0	0	26	303	14	147
Cost of shares redeemed

Institutional Class	0	0	(614)	(7,061)	(879)	(9,650)

Administrative Class	0	0	(119)	(1,350)	(321)	(3,491)

Class A	0	0	(28)	(319)	(48)	(520)

Net increase (decrease) resulting from Fund share transactions	300	$3,000	719	$8,203	1,329	$14,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2030 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2055 Fund	1	0	10%	0%

PIMCO REALPATH® Blend 2060 Fund	0	1	0%	100%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	DECEMBER 31, 2019	95

Notes to Financial Statements (Cont.)

December 31, 2019 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2020 Fund	$0	$0

PIMCO REALPATH® Blend 2025 Fund	0	0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	N/A	N/A

PIMCO REALPATH® Blend Income Fund	187	112

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2020 Fund	$62,773	$2,659	$(217)	$2,442

PIMCO REALPATH® Blend 2025 Fund	85,307	5,191	(289)	4,902

PIMCO REALPATH® Blend 2030 Fund	114,994	7,739	(25)	7,714

PIMCO REALPATH® Blend 2035 Fund	83,834	6,949	(7)	6,942

PIMCO REALPATH® Blend 2040 Fund	97,600	8,744	(4)	8,740

PIMCO REALPATH® Blend 2045 Fund	96,456	9,181	(4)	9,177

PIMCO REALPATH® Blend 2050 Fund	113,806	11,712	(5)	11,707

PIMCO REALPATH® Blend 2055 Fund	46,204	3,922	(2)	3,920

PIMCO REALPATH® Blend 2060 Fund	2,870	0	0	0

PIMCO REALPATH® Blend Income Fund	46,327	3,059	(170)	2,889

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

The Board approved a proposal to reorganize the PIMCO REALPATH® Blend 2020 Fund (the “Target Fund”) with and into the PIMCO REALPATH® Blend Income Fund (the “Acquiring Fund” and the “Reorganization”). The Reorganization did not require shareholder approval. Under the Reorganization: (i) the assets of the Target Fund were transferred to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities; and (ii) the shares of the Acquiring Fund received by the Target Fund were distributed by the Target Fund to its shareholders in complete liquidation of the Target Fund and in cancellation of all of the Target Fund’s shares. The reorganization occured on January 10, 2020.

96	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	DECEMBER 31, 2019	97

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series, except the PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric for the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the

Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Parametric, on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement. In connection with its review of the Agreements and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

98	PIMCO EQUITY SERIES

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also reviewed materials regarding Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also reviewed materials regarding the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources,

SEMIANNUAL REPORT	DECEMBER 31, 2019	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting.

The Board noted that, as of March 31, 2019, 87%, 93% and 100% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net-of-fees over the three-, five- and ten-year periods. The Board discussed these and other performance-related developments.

The Board reviewed materials indicating that, according to the Lipper Report, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. PIMCO reported to the Board on the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

100	PIMCO EQUITY SERIES

(Unaudited)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that in most cases the Funds’ total expense ratios were lower than the total expense ratios of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and that the total expenses of each Fund, are reasonable.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

102	PIMCO EQUITY SERIES

(Unaudited)

Approval of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO REALPATH® Blend 2060 Fund

At a meeting held on November 4-5, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO REALPATH® Blend 2060 Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”). The Board also considered and unanimously approved, for an initial one-year term, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the New Fund, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the November 4-5, 2019 meeting. The Trustees also considered information they had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Investment Advisory Contract and the Second Amended and Restated Supervision and Administration Agreement between PIMCO and the existing series of the Trust that operate as mutual funds. The Board reviewed information relating to proposed New Fund operations, including memoranda from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent

Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreements are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Supervision and Administration Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. ADVISORY FEE, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the Lipper report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed advisory fee, supervisory and administrative fees and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to the advisory fee, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge.

The Board considered the New Fund’s unified fee, under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified supervisory and administrative fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed supervisory and administrative fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fee and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Fund’s unified fee would remain

104	PIMCO EQUITY SERIES

(Unaudited)

fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreements and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2019	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123119

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2019

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index,

2	PIMCO EQUITY SERIES

returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate

4	PIMCO EQUITY SERIES

(e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

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SEMIANNUAL REPORT	DECEMBER 31, 2019	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	4.33%	14.99%	1.99%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price(1)(2))	4.93%	14.97%	2.03%
RAFI Dynamic Multi-Factor Emerging Markets Index±	4.47%	15.32%	2.26%
MSCI Emerging Markets Index±±	7.09%	18.42%	3.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Markets index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of December 31, 2019†§

Taiwan Semiconductor Manufacturing Co. Ltd. SP — ADR	3.6%
HDFC Bank Ltd. ADR	2.0%
Infosys Ltd. SP — ADR	1.9%
Gazprom PJSC	1.9%
MMC Norilsk Nickel PJSC ADR	1.8%
Vale S.A. SP — ADR	1.6%
Samsung Electronics Co. Ltd.	1.5%
SK Hynix, Inc.	1.4%
Surgutneftegas PJSC	1.4%
Hyundai Motor Co.	1.3%

Geographic Breakdown as of December 31, 2019†**

South Korea	15.9%
Taiwan	15.8%
Russia	10.7%
Brazil	10.4%
China	10.2%
India	6.4%
South Africa	5.3%
Thailand	4.5%
Ireland	4.5%
Hong Kong	3.2%
Mexico	2.6%
Short-Term Instruments	2.1%
Indonesia	2.1%
Malaysia	1.8%
Chile	1.2%
Other	3.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark and the Fund’s holdings outperformed the secondary benchmark.

»

Security selection in the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark.

»

Underweight exposure to, and security selection in, the consumer discretionary and information technology sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sectors outperformed the secondary benchmark and the Fund’s holdings underperformed the secondary benchmark.

»

Security selection in the industrials and communications services sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings underperformed the secondary benchmark.

»

Overweight exposure to the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark.

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	7.01%	19.68%	4.52%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price(1)(2))	6.76%	19.51%	4.21%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	7.51%	20.50%	5.08%
MSCI EAFE Index±±	7.01%	22.01%	5.12%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.40%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of December 31, 2019†§

Nestle S.A.	1.4%
Roche Holding AG	1.1%
GlaxoSmithKline PLC	1.1%
Zurich Insurance Group AG	0.9%
Hitachi Ltd.	0.7%
Toyota Motor Corp.	0.6%
SAP SE	0.6%
ASML Holding NV	0.6%
KDDI Corp.	0.6%
AstraZeneca PLC	0.6%

Geographic Breakdown as of 12/31/2019†**

Japan	25.9%
United Kingdom	15.2%
Switzerland	7.9%
Canada	7.5%
France	6.4%
Germany	6.1%
Australia	5.8%
Sweden	3.8%
Netherlands	3.2%
Spain	3.0%
Italy	1.9%
Hong Kong	1.9%
Denmark	1.6%
Ireland	1.6%
Short Term Instruments	1.3%
Singapore	1.3%
Finland	1.2%
Belgium	1.2%
Other	3.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the energy and financials sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sectors underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark.

»

Security selection in the real estate sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark.

»

Security selection in the information technology and materials sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark.

»

Overweight exposure to, and security selection in, the communications services sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings underperformed the secondary benchmark.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	8.54%	26.25%	12.28%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price(1)(2))	8.54%	26.50%	12.25%
RAFI Dynamic Multi-Factor U.S. Index±	8.72%	26.73%	12.71%
S&P 500 Index±±	10.92%	31.49%	14.38%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of December 31, 2019†§

Apple, Inc.	2.5%
Verizon Communications, Inc.	2.2%
Walmart, Inc.	2.0%
Procter & Gamble Co.	1.9%
Target Corp.	1.9%
CVS Health Corp.	1.6%
PepsiCo, Inc.	1.5%
Walt Disney Co.	1.5%
International Business Machines Corp.	1.4%
Johnson & Johnson	1.3%

Sector Breakdown as of December 31, 2019†**

Information Technology	15.5%
Consumer Discretionary	14.7%
Consumer Staples	14.2%
Industrials	11.5%
Health Care	9.5%
Financials	9.4%
Communication Services	7.8%
Real Estate	6.0%
Energy	4.6%
Materials	3.3%
Utilities	1.9%
Short-Term Instruments	1.6%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection in the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark and the Fund’s holdings outperformed the secondary benchmark.

»

Underweight exposure to, and security selection in, the information technology, financials and health care sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors outperformed the secondary benchmark and the Fund’s holdings underperformed the secondary benchmark.

»	Underweight exposure to the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO RAFI ESG U.S. ETF

A line graph is not included since the Fund has less than six months of performance.

Average Annual Total Return for the period ended December 31, 2019

Fund Inception (12/18/19)*
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	1.00%
PIMCO RAFI ESG U.S. ETF (At Market Price(1))(2)	1.00%
RAFI ESG US Index±	0.99%
S&P 500 Index±±	1.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.45%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of December 31, 2019†§

JPMorgan Chase & Co.	4.5%
AT&T, Inc.	3.7%
Citigroup, Inc.	3.1%
Wells Fargo & Co.	3.0%
Johnson & Johnson	2.9%
Verizon Communications, Inc.	2.7%
Procter & Gamble Co.	2.4%
Walt Disney Co.	2.3%
Pfizer, Inc.	2.3%
CVS Health Corp.	2.3%

Sector Breakdown as of December 31, 2019†**

Financials	24.8%
Health Care	15.7%
Information Technology	14.9%
Consumer Discretionary	11.6%
Communication Services	11.3%
Consumer Staples	9.3%
Industrials	7.1%
Materials	3.1%
Utilities	1.2%
Real Estate	1.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection in the consumer staples sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark.

»

Underweight exposure to, and security selection in, the industrial sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark and the Fund’s holdings outperformed the secondary benchmark.

»

Overweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark and the Fund’s holdings underperformed the secondary benchmark.

»

Security selection in the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,043.30	$2.53	$1,000.00	$1,022.80	$2.51	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,070.10	2.09	1,000.00	1,023.25	2.05	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,085.40	1.58	1,000.00	1,023.76	1.53	0.30
PIMCO RAFI ESG U.S. ETF(a)	1,000.00	1,010.00	0.11	1,000.00	1,001.80	0.11	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/18/19 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 14/365 (to reflect the period since inception date of 12/18/19). Hypothetical expenses reflect an amount as if the Portfolio had been operational for the entire fiscal half year.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2019 - 12/31/2019+	$24.24	$0.41	$0.63	$1.04	$(0.51)	$0.00	$(0.51)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

07/01/2019 - 12/31/2019+	$24.94	$0.24	$1.48	$1.72	$(0.66)	$0.00	$(0.66)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

07/01/2019 - 12/31/2019+	$29.21	$0.34	$2.14	$2.48	$(0.48)	$0.00	$(0.48)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF

12/18/2019 - 12/31/2019+	$25.00	$0.01	$0.24	$0.25	$(0.02)	$0.00	$(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$24.77	4.33%	$587,574	0.49	%*	0.50	%*	0.49	%*	0.50	%*	3.50	%*	18%

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$26.00	7.01%	$44,727	0.40	%*	0.41	%*	0.40	%*	0.41	%*	1.93	%*	19%

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$31.21	8.54%	$128,569	0.30	%*	0.31	%*	0.30	%*	0.31	%*	2.25	%*	18%

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$25.23	1.00%	$13,119	0.29	%*	0.29	%*	0.29	%*	0.29	%*	0.59	%*	0%

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Statements of Assets and Liabilities

December 31, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$590,867	$45,001	$129,612	$13,072
Investments in Affiliates	5,097	0	381	0
Cash	0	0	0	54
Foreign currency, at value	1,825	93	0	0
Receivable for investments sold	0	22	0	0
Interest and/or dividends receivable	2,682	108	225	5
Total Assets	600,471	45,224	130,218	13,131

Liabilities:

Payable for investments purchased	$913	$0	$0	$0
Payable upon return of securities loaned	5,097	0	381	0
Distributions payable	6,642	482	1,236	10
Accrued management fees	238	15	32	2
Accrued reimbursement to PIMCO	6	0	0	0
Other liabilities	1	0	0	0
Total Liabilities	12,897	497	1,649	12

Net Assets	$587,574	$44,727	$128,569	$13,119

Net Assets Consist of:

Paid in capital	$605,454	$44,967	$120,407	$13,000
Distributable earnings (accumulated loss)	(17,880)	(240)	8,162	119

Net Assets	$587,574	$44,727	$128,569	$13,119

Shares Issued and Outstanding	23,720	1,720	4,120	520

Net Asset Value Per Share Outstanding(a):	$24.77	$26.00	$31.21	$25.23

Cost of investments in securities	$551,173	$42,978	$118,685	$12,946
Cost of investments in Affiliates	$5,097	$0	$381	$0
Cost of foreign currency held	$1,819	$92	$0	$0

* Includes repurchase agreements of:	$7,473	$605	$1,673	$0
^ Includes securities on loan of:	$4,837	$0	$372	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF(a)

Investment Income:

Interest	$16	$1	$4	$0
Dividends, net of foreign taxes*	10,560	501	1,550	4
Securities lending income	85	2	3	0
Total Income	10,661	504	1,557	4

Expenses:

Management fees	1,306	84	177	1
Trustee fees	18	2	4	0
Interest expense	4	1	0	0
Miscellaneous expense	13	1	3	0
Total Expenses	1,341	88	184	1
Waiver and/or Reimbursement by PIMCO	(18)	(2)	(4)	0
Net Expenses	1,323	86	180	1

Net Investment Income (Loss)	9,338	418	1,377	3

Net Realized Gain (Loss):

Investments in securities	(14,952)	(1,323)	(1,308)	0
In-kind redemptions	830	1,933	4,944	0
Over the counter financial derivative instruments	(117)	0	0	0
Foreign currency	(139)	(4)	0	0

Net Realized Gain (Loss)	(14,378)	606	3,636	0

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	34,960	2,037	5,698	126
Over the counter financial derivative instruments	3	0	0	0
Foreign currency assets and liabilities	(3)	(1)	0	0

Net Change in Unrealized Appreciation (Depreciation)	34,960	2,036	5,698	126

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,920	$3,060	$10,711	$129

* Foreign tax withholdings - Dividends	$1,674	$43	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 18, 2019.

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Inception date through December 31, 2019 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,338	$10,073	$418	$939	$1,377	$1,655	$3
Net realized gain (loss)	(14,378)	(27,870)	606	(959)	3,636	(519)	0
Net change in unrealized appreciation (depreciation)	34,960	36,565	2,036	358	5,698	3,931	126

Net Increase (Decrease) in Net Assets Resulting from Operations	29,920	18,768	3,060	338	10,711	5,067	129

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(11,379)	(11,116)	(1,135)	(882)	(1,879)	(1,561)	(10)
Tax basis return of capital	0	0	0	0	0	0	0

Total Distributions(a)	(11,379)	(11,116)	(1,135)	(882)	(1,879)	(1,561)	(10)

Fund Share Transactions:

Receipts for shares sold	100,422	113,122	14,949	24,540	44,281	56,199	13,000
Cost of shares redeemed	(9,332)	0	(15,035)	(10,084)	(21,524)	(28,383)	0
Net increase (decrease) resulting from Fund share transactions	91,090	113,122	(86)	14,456	22,757	27,816	13,000

Total Increase (Decrease) in Net Assets	109,631	120,774	1,839	13,912	31,589	31,322	13,119

Net Assets:

Beginning of period	477,943	357,169	42,888	28,976	96,980	65,658	0
End of period	$587,570	$477,943	$44,727	$42,888	$128,569	$96,980	$13,119

Shares of Beneficial Interest:

Shares sold	4,400	4,800	600	1,000	1,500	2,000	520
Shares redeemed	(440)	0	(600)	(400)	(700)	(1,000)	0
Net increase (decrease) in shares outstanding	4,000	4,800	0	600	800	1,000	520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

COMMON STOCKS 91.0%

BRAZIL 8.7%

CONSUMER DISCRETIONARY 0.6%

Cogna Educacao	187,850	$536

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	60,700	451

Lojas Renner S.A.	131,280	1,843

Petrobras Distribuidora S.A.	64,800	486

Via Varejo S.A. (a)	54,500	152

		3,468

CONSUMER STAPLES 2.5%

Ambev S.A. ADR	573,966	2,675

BRF S.A. (a)	268,200	2,354

JBS S.A.	1,125,000	7,244

M Dias Branco S.A.	9,300	88

Natura & Co. Holding S.A.	134,800	1,300

Raia Drogasil S.A.	30,300	844

		14,505

ENERGY 1.4%

Cosan Ltd. ‘A’ (a)	9,338	213

Cosan S.A.	17,900	311

Petroleo Brasileiro S.A. SP - ADR	393,313	6,270

Ultrapar Participacoes S.A.	250,100	1,592

		8,386

FINANCIALS 1.3%

B3 S.A. - Brasil Bolsa Balcao	248,200	2,666

Banco BTG Pactual S.A.	80,600	1,531

Banco do Brasil S.A.	172,300	2,274

BB Seguridade Participacoes S.A.	78,300	736

Sul America S.A.	25,100	375

		7,582

HEALTH CARE 0.1%

Hypera S.A.	66,400	591

INDUSTRIALS 0.5%

CCR S.A.	147,300	698

Embraer S.A. SP - ADR	42,332	825

WEG S.A.	157,030	1,358

		2,881

MATERIALS 1.8%

Cia Siderurgica Nacional S.A.	217,700	768

Klabin S.A.	53,200	244

Vale S.A. SP - ADR	738,344	9,746

		10,758

REAL ESTATE 0.0%

BR Malls Participacoes S.A.	26,600	120

UTILITIES 0.5%

AES Tiete Energia S.A.	164,400	658

Cia de Saneamento Basico do Estado de Sao Paulo ADR	45,007	678

Cia de Saneamento de Minas Gerais-COPASA	6,800	115

	SHARES	MARKET VALUE (000S)

EDP - Energias do Brasil S.A.	18,300	$101

Engie Brasil Energia S.A.	84,225	1,066

Light S.A.	43,800	260

		2,878

Total Brazil		51,169

CHILE 1.2%

CONSUMER DISCRETIONARY 0.1%

SACI Falabella	95,570	412

CONSUMER STAPLES 0.2%

Cencosud S.A.	475,045	626

Cia Cervecerias Unidas S.A. SP - ADR	35,089	666

		1,292

ENERGY 0.1%

Empresas COPEC S.A.	61,635	554

FINANCIALS 0.1%

Banco de Chile	5,405,222	573

Banco de Credito e Inversiones	2,771	126

Banco Santander Chile ADR	2,959	68

Itau CorpBanca	5,574,622	32

		799

INDUSTRIALS 0.0%

Latam Airlines Group S.A.	7,370	74

MATERIALS 0.2%

CAP S.A.	18,276	138

Empresas CMPC S.A.	189,778	465

Sociedad Quimica y Minera de Chile S.A. SP - ADR	8,763	234

		837

UTILITIES 0.5%

AES Gener S.A.	904,810	196

Aguas Andinas S.A. ‘A’	650,458	276

Colbun S.A.	1,921,674	307

Enel Americas S.A.	6,760,658	1,501

Enel Chile S.A.	4,052,933	380

Engie Energia Chile S.A.	69,477	106

		2,766

Total Chile		6,734

CHINA 10.4%

COMMUNICATION SERVICES 0.9%

China Telecom Corp. Ltd. ‘H’	2,998,000	1,235

China Tower Corp. Ltd.	3,286,000	726

NetEase, Inc. ADR	10,894	3,341

		5,302

CONSUMER DISCRETIONARY 2.0%

ANTA Sports Products Ltd.	185,000	1,656

BAIC Motor Corp. Ltd. ‘H’	89,500	51

GOME Retail Holdings Ltd. (c)	2,499,000	231

Great Wall Motor Co. Ltd. ‘H’	836,500	619

Guangzhou Automobile Group Co. Ltd. ‘H’	218,000	271

JD.com, Inc. ADR (a)	129,144	4,550

	SHARES	MARKET VALUE (000S)

Shenzhou International Group Holdings Ltd.	86,400	$1,263

Vipshop Holdings Ltd. ADR (a)	59,293	840

Yum China Holdings, Inc.	44,117	2,118

Zhongsheng Group Holdings Ltd.	57,500	236

		11,835

CONSUMER STAPLES 0.6%

Dali Foods Group Co. Ltd.	433,000	321

Hengan International Group Co. Ltd.	155,000	1,104

Tingyi Cayman Islands Holding Corp.	284,000	485

Tsingtao Brewery Co. Ltd. ‘H’	42,000	282

Uni-President China Holdings Ltd.	186,000	195

Want Want China Holdings Ltd.	1,342,000	1,254

		3,641

ENERGY 1.3%

China Oilfield Services Ltd. ‘H’	68,000	107

China Petroleum & Chemical Corp. ‘H’	6,634,000	3,994

China Shenhua Energy Co. Ltd. ‘H’	705,000	1,474

CNOOC Ltd.	1,270,000	2,112

		7,687

FINANCIALS 2.0%

China Everbright Bank Co. Ltd. ‘H’	215,000	100

China Galaxy Securities Co. Ltd. ‘H’	633,000	373

China Life Insurance Co. Ltd. ‘H’	641,000	1,783

China Merchants Bank Co. Ltd. ‘H’	307,000	1,578

China Minsheng Banking Corp. Ltd. ‘H’	183,500	139

China Pacific Insurance Group Co. Ltd.	197,800	779

China Reinsurance Group Corp. ‘H’	1,374,000	226

GF Securities Co. Ltd. ‘H’	193,834	236

Huatai Securities Co. Ltd. ‘H’	157,863	279

PICC Property & Casualty Co. Ltd. ‘H’	460,000	555

Ping An Insurance Group Co. of China Ltd. ‘H’	468,500	5,544

Postal Savings Bank of China Co. Ltd. ‘H’	559,000	380

		11,972

HEALTH CARE 0.3%

China Resources Pharmaceutical Group Ltd.	235,500	218

CSPC Pharmaceutical Group Ltd.	466,000	1,112

Sinopharm Group Co. Ltd. ‘H’	81,600	298

		1,628

INDUSTRIALS 0.7%

AviChina Industry & Technology Co. Ltd. ‘H’	86,000	39

China Communications Services Corp. Ltd. ‘H’	326,000	238

China Lesso Group Holdings Ltd. ‘L’	88,000	113

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

China Southern Airlines Co. Ltd. ‘H’	386,000	$260

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	216,000	102

Jiangsu Expressway Co. Ltd. ‘H’	306,000	419

Sinopec Engineering Group Co. Ltd. ‘H’	70,500	42

Sinotrans Ltd. ‘H’	416,000	141

Weichai Power Co. Ltd. ‘H’	130,000	274

Yangzijiang Shipbuilding Holdings Ltd.	419,900	350

Zhejiang Expressway Co. Ltd. ‘H’	252,000	230

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	46,100	167

ZTO Express Cayman, Inc. ADR	69,380	1,620

		3,995

INFORMATION TECHNOLOGY 0.5%

AAC Technologies Holdings, Inc.	107,500	938

AVIC International Holdings Ltd. ‘H’ (c)	148,000	157

BYD Electronic International Co. Ltd.	54,000	104

China Railway Signal & Communication Corp. Ltd. ‘H’	133,000	74

FIH Mobile Ltd. (c)	1,074,000	208

Lenovo Group Ltd.	738,000	496

Semiconductor Manufacturing International Corp. (a)	373,500	572

ZTE Corp. ‘H’	52,000	159

		2,708

MATERIALS 0.6%

Anhui Conch Cement Co. Ltd. ‘H’	123,000	896

China BlueChemical Ltd. ‘H’	648,000	160

China Hongqiao Group Ltd.	65,000	39

China National Building Material Co. Ltd. ‘H’	918,000	1,024

China Oriental Group Co. Ltd.	414,000	172

Jiangxi Copper Co. Ltd. ‘H’	571,000	785

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	1,088,000	328

		3,404

REAL ESTATE 0.9%

Agile Group Holdings Ltd.	488,000	733

CIFI Holdings Group Co. Ltd.	254,000	215

Greentown China Holdings Ltd.	162,000	199

Guangzhou R&F Properties Co. Ltd. ‘H’ (c)	170,000	314

Kaisa Group Holdings Ltd.	849,000	405

KWG Property Holding Ltd.	115,000	161

Logan Property Holdings Co. Ltd.	174,000	292

Longfor Group Holdings Ltd.	99,500	466

Powerlong Real Estate Holdings Ltd.	336,000	224

Seazen Group Ltd.	166,000	202

Shui On Land Ltd.	1,433,000	315

Sino-Ocean Group Holding Ltd.	664,000	267

SOHO China Ltd.	551,000	208

Sunac China Holdings Ltd.	202,000	1,206

Times China Holdings Ltd.	25,000	50

		5,257

	SHARES	MARKET VALUE (000S)
UTILITIES 0.6%

CGN Power Co. Ltd. ‘H’	2,443,000	$653

Datang International Power Generation Co. Ltd. ‘H’	598,000	114

ENN Energy Holdings Ltd.	171,100	1,869

Huadian Fuxin Energy Corp. Ltd. ‘H’	740,000	151

Huadian Power International Corp. Ltd. ‘H’	580,000	220

Huaneng Power International, Inc. ‘H’	696,000	352

Huaneng Renewables Corp. Ltd. ‘H’	128,000	50

		3,409

Total China		60,838

CYPRUS 0.2%

MATERIALS 0.2%

Polymetal International PLC	68,217	1,079

Total Cyprus		1,079

GREECE 0.9%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	16,781	269

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	52,125	678

ENERGY 0.1%

Hellenic Petroleum S.A.	12,829	126

Motor Oil Hellas Corinth Refineries S.A.	18,798	435

		561

FINANCIALS 0.6%

Alpha Bank AE (a)	551,866	1,192

Eurobank Ergasias S.A. (a)	595,462	616

National Bank of Greece S.A. (a)	391,584	1,329

Piraeus Bank S.A. (a)(c)	188,502	634

		3,771

UTILITIES 0.0%

Public Power Corp. S.A. (a)(c)	46,979	218

Total Greece		5,497

HONG KONG 3.2%

COMMUNICATION SERVICES 0.1%

China Unicom Hong Kong Ltd.	488,000	459

CONSUMER DISCRETIONARY 0.1%

Brilliance China Automotive Holdings Ltd.	130,000	135

Dah Chong Hong Holdings Ltd.	440,000	209

		344

CONSUMER STAPLES 0.7%

China Agri-Industries Holdings Ltd.	892,000	472

China Mengniu Dairy Co. Ltd.	192,000	777

	SHARES	MARKET VALUE (000S)

China Resources Beer Holdings Co. Ltd.	554,000	$3,064

		4,313

FINANCIALS 0.1%

China Everbright Ltd.	190,000	355

INDUSTRIALS 0.1%

China State Construction International Holdings Ltd.	208,000	189

COSCO SHIPPING Ports Ltd.	296,000	242

Shanghai Industrial Holdings Ltd.	31,000	60

Shenzhen International Holdings Ltd.	30,000	66

		557

REAL ESTATE 1.3%

China Jinmao Holdings Group Ltd.	408,000	317

China Overseas Land & Investment Ltd.	1,046,000	4,074

China Resources Land Ltd.	536,000	2,667

Poly Property Group Co. Ltd.	795,000	330

Yuexiu Property Co. Ltd.	2,466,000	570

		7,958

UTILITIES 0.8%

China Power International Development Ltd.	1,642,000	352

China Resources Gas Group Ltd.	196,000	1,077

China Resources Power Holdings Co. Ltd.	828,000	1,163

Guangdong Investment Ltd.	730,000	1,527

Kunlun Energy Co. Ltd.	984,000	869

		4,988

Total Hong Kong		18,974

INDIA 6.5%

CONSUMER DISCRETIONARY 0.1%

Tata Motors Ltd. ADR	59,201	765

FINANCIALS 3.7%

Axis Bank Ltd. GDR	65,433	3,474

HDFC Bank Ltd. ADR	189,889	12,033

ICICI Bank Ltd. SP - ADR	282,549	4,264

State Bank of India GDR (a)(c)	45,908	2,149

		21,920

HEALTH CARE 0.4%

Dr Reddy’s Laboratories Ltd. ADR	48,861	1,983

INFORMATION TECHNOLOGY 2.3%

Infosys Ltd. SP - ADR	1,102,924	11,382

Wipro Ltd. ADR	555,705	2,084

		13,466

Total India		38,134

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
INDONESIA 2.1%

COMMUNICATION SERVICES 0.5%

Indosat Tbk PT (a)	186,500	$39

Telekomunikasi Indonesia Persero Tbk PT	10,711,900	3,069

		3,108

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	2,968,700	1,479

CONSUMER STAPLES 0.3%

Charoen Pokphand Indonesia Tbk PT	706,900	330

Gudang Garam Tbk PT	96,200	367

Hanjaya Mandala Sampoerna Tbk PT	1,410,700	213

Indofood CBP Sukses Makmur Tbk PT	468,200	376

Indofood Sukses Makmur Tbk PT	699,100	399

Unilever Indonesia Tbk PT	100,600	304

		1,989

ENERGY 0.1%

Bukit Asam Tbk PT	1,252,800	240

Indo Tambangraya Megah Tbk PT	156,800	129

		369

FINANCIALS 0.6%

Bank Central Asia Tbk PT	932,100	2,242

Bank Rakyat Indonesia Persero Tbk PT	3,633,800	1,150

		3,392

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	2,997,200	349

INDUSTRIALS 0.1%

United Tractors Tbk PT	305,600	473

MATERIALS 0.2%

Chandra Asri Petrochemical Tbk PT	70,400	53

Indah Kiat Pulp & Paper Corp. Tbk PT	78,500	43

Indocement Tunggal Prakarsa Tbk PT	308,500	422

Semen Indonesia Persero Tbk PT	486,900	420

		938

UTILITIES 0.0%

Perusahaan Gas Negara Tbk PT	1,494,100	233

Total Indonesia		12,330

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd.	175,300	55

Axiata Group Bhd.	444,400	450

DiGi.Com Bhd.	350,900	383

Maxis Bhd.	264,900	345

	SHARES	MARKET VALUE (000S)

Telekom Malaysia Bhd.	246,400	$230

		1,463

CONSUMER DISCRETIONARY 0.2%

Genting Bhd.	455,300	674

Genting Malaysia Bhd.	825,000	664

		1,338

CONSUMER STAPLES 0.3%

British American Tobacco Malaysia Bhd.	29,300	108

Felda Global Ventures Holdings Bhd. (a)	655,600	244

IOI Corp. Bhd.	280,300	316

Kuala Lumpur Kepong Bhd.	57,700	350

PPB Group Bhd.	80,880	373

Sime Darby Plantation Bhd.	97,700	130

		1,521

ENERGY 0.1%

Petronas Dagangan Bhd.	76,200	430

FINANCIALS 0.4%

AMMB Holdings Bhd.	230,100	220

CIMB Group Holdings Bhd.	514,700	648

Hong Leong Bank Bhd.	27,300	116

Hong Leong Financial Group Bhd.	15,300	63

Malayan Banking Bhd.	375,400	793

Public Bank Bhd.	158,500	754

RHB Bank Bhd.	52,600	75

		2,669

HEALTH CARE 0.0%

IHH Healthcare Bhd.	72,100	96

INDUSTRIALS 0.2%

HAP Seng Consolidated Bhd.	6,900	17

IJM Corp. Bhd.	434,100	231

MISC Bhd.	155,600	318

Sime Darby Bhd.	708,100	384

		950

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	283,300	509

REAL ESTATE 0.0%

IOI Properties Group Bhd.	202,900	61

UTILITIES 0.3%

Petronas Gas Bhd.	125,800	511

Tenaga Nasional Bhd.	307,000	996

YTL Corp. Bhd.	244,308	59

YTL Power International Bhd.	214,500	40

		1,606

Total Malaysia		10,643

MEXICO 2.4%

COMMUNICATION SERVICES 0.6%

America Movil S.A.B. de C.V. SP - ADR ‘L’	219,155	3,507

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Nemak S.A.B. de C.V.	274,100	$115

CONSUMER STAPLES 1.2%

Arca Continental S.A.B. de C.V.	35,800	189

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	15,591	1,473

Gruma S.A.B. de C.V. ‘B’	44,480	457

Grupo Lala S.A.B. de C.V.	204,600	177

Industrias Bachoco S.A.B. de C.V.	37,700	162

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	439,500	872

Wal-Mart de Mexico S.A.B. de C.V.	1,341,800	3,843

		7,173

FINANCIALS 0.1%

Grupo Elektra S.A.B. de C.V.	5,840	429

INDUSTRIALS 0.0%

Grupo Carso S.A.B. de C.V.	56,400	208

MATERIALS 0.5%

Alpek S.A.B. de C.V.	240,500	266

Grupo Mexico S.A.B. de C.V. ‘B’	830,700	2,279

Industrias Penoles S.A.B. de C.V.	4,715	49

		2,594

UTILITIES 0.0%

Infraestructura Energetica Nova S.A.B. de C.V.	48,500	228

Total Mexico		14,254

PHILIPPINES 0.7%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	7,595	303

PLDT, Inc.	20,885	409

		712

CONSUMER STAPLES 0.1%

Universal Robina Corp.	148,320	425

ENERGY 0.0%

Semirara Mining & Power Corp.	91,800	40

FINANCIALS 0.2%

Bank of the Philippine Islands	158,821	275

BDO Unibank, Inc.	150,870	471

Metro Pacific Investments Corp.	2,184,000	150

Metropolitan Bank & Trust Co.	172,512	226

		1,122

INDUSTRIALS 0.1%

Alliance Global Group, Inc. (a)	755,800	174

Ayala Corp.	18,410	285

DMCI Holdings, Inc.	714,700	93

JG Summit Holdings, Inc.	55,900	89

San Miguel Corp.	49,730	161

		802

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Ayala Land, Inc.	463,100	$415

SM Prime Holdings, Inc.	428,400	356

		771

UTILITIES 0.1%

Aboitiz Power Corp.	288,100	195

First Gen Corp.	154,800	74

Manila Electric Co.	32,640	204

		473

Total Philippines		4,345

POLAND 0.7%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	30,237	222

Orange Polska S.A.	146,013	274

PLAY Communications S.A.	11,122	103

		599

ENERGY 0.3%

Grupa Lotos S.A.	31,245	689

Polski Koncern Naftowy ORLEN S.A.	33,874	766

		1,455

FINANCIALS 0.1%

Powszechny Zaklad Ubezpieczen S.A.	52,858	558

MATERIALS 0.1%

Grupa Azoty S.A.	6,795	52

KGHM Polska Miedz S.A.	23,868	602

		654

UTILITIES 0.1%

Enea S.A. (a)	45,926	96

Energa S.A.	43,538	81

PGE Polska Grupa Energetyczna S.A. (a)	182,673	383

Tauron Polska Energia S.A. (a)	500,053	216

		776

Total Poland		4,042

ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle PLC	26,628	236

Total Romania		236

RUSSIA 9.3%

COMMUNICATION SERVICES 0.8%

Mobile TeleSystems PJSC SP - ADR	349,136	3,544

Rostelecom PJSC	253,370	320

Sistema PJSC FC	3,429,100	843

		4,707

CONSUMER STAPLES 0.2%

Magnit PJSC SP - GDR	57,143	689

X5 Retail Group NV GDR	21,338	736

		1,425

	SHARES	MARKET VALUE (000S)
ENERGY 4.0%

Gazprom Neft PJSC	69,790	$473

Gazprom PJSC	2,729,300	11,277

Lukoil PJSC SP - ADR	64,891	6,464

Novatek PJSC GDR	6,611	1,342

Rosneft Oil, Co. PJSC GDR	225,011	1,633

Tatneft PJSC SP - ADR (c)	32,147	2,374

TMK PJSC	55,890	52

		23,615

FINANCIALS 0.8%

Moscow Exchange MICEX-RTS PJSC	27,110	47

Sberbank of Russia PJSC	429,060	1,762

VTB Bank PJSC	3,857,390,000	2,856

		4,665

INDUSTRIALS 0.1%

Aeroflot PJSC	148,890	249

Globaltrans Investment PLC GDR	21,149	187

		436

MATERIALS 2.9%

Alrosa PJSC	1,162,010	1,579

Magnitogorsk Iron & Steel Works PJSC	787,800	533

MMC Norilsk Nickel PJSC ADR	359,280	10,987

Novolipetsk Steel PJSC	371,600	861

PhosAgro PJSC GDR	26,384	335

Polyus PJSC	9,361	1,071

Severstal PJSC GDR (c)	112,043	1,696

		17,062

REAL ESTATE 0.0%

LSR Group PJSC GDR	18,330	46

UTILITIES 0.5%

Federal Grid Co. Unified Energy System PJSC	77,170,000	250

Inter RAO UES PJSC	13,518,000	1,099

Mosenergo PJSC	3,473,000	127

OGK-2 PJSC	7,101,000	64

Rosseti PJSC	17,585,000	392

RusHydro PJSC	53,391,000	478

Unipro PJSC	5,194,000	233

		2,643

Total Russia		54,599

SINGAPORE 0.1%

INDUSTRIALS 0.1%

BOC Aviation Ltd.	34,100	347

Total Singapore		347

SOUTH AFRICA 5.3%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	590,604	3,482

Telkom S.A. SOC Ltd.	124,046	309

Vodacom Group Ltd.	42,576	350

		4,141

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 1.2%

Foschini Group Ltd.	37,833	$404

Mr Price Group Ltd.	32,996	431

Naspers Ltd. ‘N’	35,597	5,825

Truworths International Ltd.	67,658	238

Woolworths Holdings Ltd.	67,178	234

		7,132

CONSUMER STAPLES 0.4%

Bid Corp. Ltd.	54,957	1,296

Massmart Holdings Ltd.	26,276	96

Shoprite Holdings Ltd.	60,754	547

SPAR Group Ltd.	17,674	250

Tiger Brands Ltd.	26,930	405

		2,594

FINANCIALS 0.8%

Absa Group Ltd.	62,573	667

Capitec Bank Holdings Ltd.	2,621	271

FirstRand Ltd.	165,047	740

Liberty Holdings Ltd.	11,252	89

Sanlam Ltd.	238,332	1,346

Standard Bank Group Ltd.	106,822	1,285

		4,398

HEALTH CARE 0.1%

Netcare Ltd.	217,671	302

INDUSTRIALS 0.1%

Barloworld Ltd.	59,506	479

MATERIALS 2.0%

Anglo American Platinum Ltd.	4,460	416

AngloGold Ashanti Ltd. SP - ADR	110,071	2,459

Gold Fields Ltd. SP - ADR	468,602	3,093

Impala Platinum Holdings Ltd. (a)	351,186	3,588

Kumba Iron Ore Ltd.	32,966	981

Sappi Ltd.	112,432	350

Sasol Ltd.	24,450	531

Sibanye Gold Ltd. SP - ADR (a)	49,475	491

		11,909

Total South Africa		30,955

SOUTH KOREA 16.1%

COMMUNICATION SERVICES 1.3%

Kakao Corp.	3,045	403

KT Corp. SP - ADR	166,372	1,930

LG Uplus Corp.	63,608	780

NAVER Corp.	13,278	2,137

NCSoft Corp.	1,462	682

SK Telecom Co. Ltd.	9,349	1,926

		7,858

CONSUMER DISCRETIONARY 4.3%

Hankook Tire & Technology Co. Ltd.	21,780	631

Hanon Systems	44,404	427

Hyundai Department Store Co. Ltd.	3,310	237

Hyundai Mobis Co. Ltd.	25,173	5,569

Hyundai Motor Co.	73,780	7,685

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Hyundai Wia Corp.	15,082	$653

Kangwon Land, Inc.	32,157	823

Kia Motors Corp.	127,906	4,885

LG Electronics, Inc.	30,679	1,906

LOTTE Himart Co. Ltd.	3,888	104

Lotte Shopping Co. Ltd.	7,545	883

Mando Corp.	8,793	267

Shinsegae, Inc.	1,161	289

Woongjin Coway Co., Ltd.	12,077	972

		25,331

CONSUMER STAPLES 0.9%

Amorepacific Corp.	6,961	752

CJ CheilJedang Corp.	797	174

E-MART, Inc.	5,781	636

GS Retail Co. Ltd.	5,973	203

KT&G Corp.	30,281	2,450

LG Household & Health Care Ltd.	978	1,062

NongShim Co. Ltd.	266	55

		5,332

ENERGY 0.8%

GS Holdings Corp.	19,662	877

S-Oil Corp. (c)	5,163	424

SK Gas Ltd. (c)	2,399	175

SK Innovation Co. Ltd.	25,167	3,257

		4,733

FINANCIALS 1.9%

BNK Financial Group, Inc.	48,600	321

DB Insurance Co. Ltd.	7,777	351

DGB Financial Group, Inc.	1,958	12

Hanwha Life Insurance Co. Ltd.	115,880	231

Hyundai Marine & Fire Insurance Co. Ltd.	11,167	260

Industrial Bank of Korea	64,389	656

KB Financial Group, Inc.	52,342	2,157

Meritz Financial Group, Inc.	4,890	50

Meritz Fire & Marine Insurance Co. Ltd.	17,863	276

Samsung Card Co. Ltd.	10,071	336

Samsung Fire & Marine Insurance Co. Ltd.	7,427	1,562

Samsung Life Insurance Co. Ltd.	14,625	940

Samsung Securities Co. Ltd.	4,271	142

Shinhan Financial Group Co. Ltd.	106,427	3,990

		11,284

INDUSTRIALS 1.5%

CJ Corp.	6,107	509

CJ Logistics Corp. (a)	1,122	150

Daelim Industrial Co. Ltd.	6,253	489

Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	2,620	63

Doosan Bobcat, Inc.	5,956	177

Doosan Co. Ltd.	1,270	77

Doosan Heavy Industries & Construction Co. Ltd. (c)(a)	35,258	174

Doosan Infracore Co. Ltd. (a)	11,031	53

Hanwha Corp.	8,171	176

Hyundai Engineering & Construction Co. Ltd.	12,133	443

Hyundai Glovis Co. Ltd.	5,815	718

KCC Corp.	1,115	225

	SHARES	MARKET VALUE (000S)

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	1,579	$172

Korean Air Lines Co. Ltd.	24,299	597

LG Corp.	17,936	1,143

LG International Corp.	11,714	152

LS Corp.	4,652	192

Pan Ocean Co. Ltd. (a)	9,497	37

Posco International Corp.	22,368	360

Samsung Heavy Industries Co. Ltd. (a)	26,071	163

SK Holdings Co. Ltd.	7,704	1,738

SK Networks Co. Ltd.	126,586	649

		8,457

INFORMATION TECHNOLOGY 3.6%

LG Display Co. Ltd. (a)	193,008	2,700

LG Innotek Co. Ltd.	451	54

Samsung Electro-Mechanics Co. Ltd. (c)	8,831	950

Samsung Electronics Co. Ltd.	184,357	8,884

SK Hynix, Inc.	103,565	8,424

		21,012

MATERIALS 1.0%

Dongkuk Steel Mill Co. Ltd. (a)	32,431	166

Hyundai Steel Co.	22,919	622

Kolon Industries, Inc.	4,892	210

Korea Zinc Co. Ltd.	1,318	484

OCI Co. Ltd.	957	52

POSCO	20,945	4,257

Seah Besteel Corp.	4,330	57

Taekwang Industrial Co. Ltd.	123	113

Young Poong Corp.	101	56

		6,017

UTILITIES 0.8%

Korea Electric Power Corp.	160,682	3,855

Korea Gas Corp.	20,487	670

		4,525

Total South Korea		94,549

TAIWAN 16.1%

COMMUNICATION SERVICES 1.0%

Chunghwa Telecom Co. Ltd.	929,000	3,408

Far EasTone Telecommunications Co. Ltd.	359,000	863

Taiwan Mobile Co. Ltd.	395,000	1,476

		5,747

CONSUMER DISCRETIONARY 0.5%

Cheng Shin Rubber Industry Co. Ltd.	525,000	732

Formosa Taffeta Co. Ltd.	185,000	211

Hotai Motor Co. Ltd.	47,000	1,071

Pou Chen Corp.	698,000	913

Yulon Motor Co. Ltd.	382,000	250

		3,177

CONSUMER STAPLES 0.7%

President Chain Store Corp.	119,000	1,208

Uni-President Enterprises Corp.	1,070,000	2,654

		3,862

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

Formosa Petrochemical Corp.	348,000	$1,132

FINANCIALS 2.3%

Chang Hwa Commercial Bank Ltd.	803,704	609

CTBC Financial Holding Co. Ltd.	2,243,000	1,678

E.Sun Financial Holding Co. Ltd.	1,561,965	1,456

First Financial Holding Co. Ltd.	1,636,971	1,295

Fubon Financial Holding Co. Ltd.	791,000	1,225

Hua Nan Financial Holdings Co. Ltd. ‘C’	1,203,837	884

Mega Financial Holding Co. Ltd.	2,158,000	2,204

Shanghai Commercial & Savings Bank Ltd.	479,605	834

Shin Kong Financial Holding Co. Ltd.	1,078,965	373

SinoPac Financial Holdings Co. Ltd.	1,906,528	827

Taishin Financial Holding Co. Ltd.	1,569,133	759

Taiwan Cooperative Financial Holding Co. Ltd.	1,311,602	908

Yuanta Financial Holding Co. Ltd.	898,000	605

		13,657

INDUSTRIALS 0.4%

China Airlines Ltd.	948,000	286

Eva Airways Corp.	540,400	248

Far Eastern New Century Corp.	1,043,000	1,039

Taiwan High Speed Rail Corp.	325,000	416

Walsin Lihwa Corp.	630,000	324

		2,313

INFORMATION TECHNOLOGY 9.0%

Acer, Inc.	993,000	592

Advantech Co. Ltd.	63,000	635

Asustek Computer, Inc.	169,000	1,304

AU Optronics Corp.	2,658,000	890

Catcher Technology Co. Ltd.	84,000	636

Compal Electronics, Inc.	1,178,000	742

Delta Electronics, Inc.	205,000	1,037

Hon Hai Precision Industry Co. Ltd.	618,600	1,877

HTC Corp.	197,000	253

Innolux Corp.	7,979,000	2,222

Inventec Corp.	815,000	622

Largan Precision Co. Ltd.	13,800	2,305

Lite-On Technology Corp.	1,081,000	1,780

MediaTek, Inc.	296,000	4,386

Micro-Star International Co. Ltd.	253,000	731

Nanya Technology Corp.	77,000	215

Novatek Microelectronics Corp.	205,000	1,502

Pegatron Corp.	944,000	2,159

Powertech Technology, Inc.	268,000	892

Quanta Computer, Inc.	1,369,000	2,941

Synnex Technology International Corp.	513,000	642

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	372,783	21,659

TPK Holding Co. Ltd.	96,000	182

United Microelectronics Corp.	810,000	444

Winbond Electronics Corp.	145,000	95

Wistron Corp.	1,271,347	1,204

WPG Holdings Ltd.	441,560	576

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Zhen Ding Technology Holding Ltd.	85,000	$408

		52,931

MATERIALS 2.0%

Asia Cement Corp.	882,000	1,412

China Steel Corp.	1,574,000	1,256

Formosa Chemicals & Fibre Corp.	617,000	1,802

Formosa Plastics Corp.	824,000	2,744

Nan Ya Plastics Corp.	756,000	1,837

Taiwan Cement Corp.	1,678,096	2,448

		11,499

Total Taiwan		94,318

THAILAND 4.6%

COMMUNICATION SERVICES 0.6%

Advanced Info Service PCL	349,300	2,480

Total Access Communication PCL	621,700	1,104

		3,584

CONSUMER STAPLES 0.8%

Berli Jucker PCL	88,200	123

Charoen Pokphand Foods PCL	966,700	886

CP ALL PCL	789,700	1,903

Thai Beverage PCL	1,718,300	1,138

Thai Union Group PCL ‘F’	1,156,000	520

		4,570

ENERGY 1.3%

Bangchak Corp. PCL	619,300	578

Esso Thailand PCL	575,000	166

IRPC PCL	3,539,500	434

PTT PCL	3,117,900	4,575

Star Petroleum Refining PCL	2,561,300	914

Thai Oil PCL	510,700	1,187

		7,854

FINANCIALS 0.4%

Bangkok Bank PCL	137,900	736

Kasikornbank PCL	142,000	715

Krung Thai Bank PCL	836,900	458

Thanachart Capital PCL	351,300	626

		2,535

HEALTH CARE 0.1%

Bangkok Dusit Medical Services PCL ‘F’	700,700	607

INDUSTRIALS 0.3%

Airports of Thailand PCL	534,000	1,322

Delta Electronics Thailand PCL	179,000	320

		1,642

MATERIALS 0.7%

PTT Global Chemical PCL	682,300	1,296

Siam Cement PCL	230,200	3,009

		4,305

REAL ESTATE 0.2%

Central Pattana PCL	128,600	267

	SHARES	MARKET VALUE (000S)

Land & Houses PCL NVDR	2,062,100	$674

		941

UTILITIES 0.2%

Electricity Generating PCL	49,800	545

Ratch Group PCL	197,900	454

		999

Total Thailand		27,037

TURKEY 0.7%

COMMUNICATION SERVICES 0.1%

Turk Telekomunikasyon A/S	227,052	281

Turkcell Iletisim Hizmetleri A/S	21,598	50

		331

CONSUMER DISCRETIONARY 0.1%

Arcelik A/S	21,903	77

Ford Otomotiv Sanayi A/S	22,517	268

Tofas Turk Otomobil Fabrikasi A/S	18,970	85

		430

CONSUMER STAPLES 0.1%

BIM Birlesik Magazalar A/S	71,099	558

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	40,325	859

FINANCIALS 0.2%

Akbank T.A.S.	148,020	202

Haci Omer Sabanci Holding A/S	314,391	504

Turkiye Halk Bankasi A/S	101,219	101

Turkiye Is Bankasi ‘C’	387,128	417

Turkiye Vakiflar Bankasi TAO ‘D’	107,125	99

Yapi ve Kredi Bankasi A/S (a)	113,207	47

		1,370

INDUSTRIALS 0.1%

Enka Insaat ve Sanayi A/S	99,258	107

KOC Holding A/S	51,197	175

Turk Hava Yollari AO (a)	220,631	536

		818

Total Turkey		4,366

UKRAINE 0.0%

CONSUMER STAPLES 0.0%

Kernel Holding S.A.	5,140	61

Total Ukraine		61

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	66,000	60

Total United States		60

Total Common Stocks (Cost $499,254)		534,567

	UNITS	MARKET VALUE (000S)
EQUITY-LINKED SECURITIES 4.5%

IRELAND 4.5%

COMMUNICATION SERVICES 0.3%

Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/19/2020	246,491	$1,574

CONSUMER STAPLES 0.6%

Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/19/2020	39,520	1,065

Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/19/2020	754,984	2,515

		3,580

ENERGY 0.9%

Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/19/2020	256,610	1,768

Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/19/2020	239,477	709

Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/19/2020	486,134	1,802

Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/19/2020	262,366	461

Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/19/2020	53,104	125

Citigroup Global Markets Holdings, Inc., Petronet LNG Ltd. - Exp. 02/19/2020	114,161	429

		5,294

FINANCIALS 1.1%

Citigroup Global Markets Holdings, Inc., Housing Development Finance Corp. Ltd. - Exp. 02/19/2020	128,339	4,339

Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/19/2020	86,526	2,043

		6,382

HEALTH CARE 0.1%

Citigroup Global Markets Holdings, Inc., Lupin Ltd. - Exp. 02/19/2020	4,214	45

Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/19/2020	78,714	477

		522

INDUSTRIALS 0.1%

Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/19/2020	26,278	900

Citigroup Global Markets Holdings, Inc., InterGlobe Aviation Ltd. - Exp. 02/19/2020	4,494	84

		984

INFORMATION TECHNOLOGY 1.1%

Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/19/2020	241,555	1,923

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/19/2020	117,717	$3,566

Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/19/2020	87,799	938

		6,427

MATERIALS 0.3%

Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/19/2020	61,310	1,534

Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/19/2020	28,811	52

		1,586

UTILITIES 0.0%

Citigroup Global Markets Holdings, Inc., NTPC Ltd. - Exp. 02/19/2020	112,469	188

Total Equity-Linked Securities (Cost $24,838)		26,537

	SHARES
PREFERRED STOCKS 3.4%

BRAZIL 1.8%

BANKING & FINANCE 0.4%

Banco do Estado do Rio Grande do Sul S.A.	24,400	132

Itau Unibanco Holding S.A.	253,450	2,347

		2,479

INDUSTRIALS 0.5%

Braskem S.A.	57,800	432

Gerdau S.A.	284,900	1,423

Metalurgica Gerdau S.A.	337,300	782

Telefonica Brasil S.A.	29,900	432

		3,069

UTILITIES 0.9%

Centrais Eletricas Brasileiras S.A.	50,100	478

	SHARES	MARKET VALUE (000S)

Cia de Transmissao de Energia Eletrica Paulista	91,100	$512

Cia Energetica de Minas Gerais	567,169	1,954

Cia Energetica de Sao Paulo	130,200	1,037

Cia Paranaense de Energia	82,100	1,416

		5,397

Total Brazil		10,945

CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina S.A.	115,763	335

Total Chile		335

RUSSIA 1.5%

UTILITIES 1.5%

Bashneft PJSC	7,825	217

Surgutneftegas PJSC	13,235,500	8,059

Transneft PJSC	221	630

		8,906

Total Russia		8,906

Total Preferred Stocks (Cost $17,383)		20,186

REAL ESTATE INVESTMENT TRUSTS 0.3%

MEXICO 0.2%

REAL ESTATE 0.2%

Fibra Uno Administracion S.A. de C.V.	709,500	1,099

Total Mexico		1,099

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	445,150	703

Redefine Properties Ltd.	557,685	301

		1,004

Total South Africa		1,004

Total Real Estate Investment Trusts (Cost $2,225)		2,103

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

BRAZIL 0.0%

CONSUMER DISCRETIONARY 0.0%

Lojas Americanas S.A. - Exp. 1/08/2020	401	$1

Total Rights (Cost $0)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (e) 1.3%
		7,473

Total Short-Term Instruments (Cost $7,473)		7,473

Total Investments in Securities (Cost $551,173)		590,867

	SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

MUTUAL FUNDS 0.9%

PIMCO Government Money Market Fund
1.620% (b)(c)(d)	5,097,153	5,097

Total Short-Term Instruments (Cost $5,097)		5,097

Total Investments in Affiliates (Cost $5,097)		5,097

Total Investments 101.4% (Cost $556,270)		$595,964

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net (1.4)%		(8,390)

Net Assets 100.0%		$587,574

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $4,837 were out on loan in exchange for $5,097 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$7,473	U.S. Treasury Notes 2.750% due 09/15/2021	$(7,627)	$7,473	$7,473

Total Repurchase Agreements						$(7,627)	$7,473	$7,473

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$7,473	$0	$0	$0	$7,473	$(7,627)	$(154)

Master Securities Lending Agreement
FOB	0	0	0	492	492	(519)	(27)
GSC	0	0	0	1,993	1,993	(2,101)	(108)
IBD	0	0	0	382	382	(406)	(24)
SAL	0	0	0	1,970	1,970	(2,071)	(101)

Total Borrowings and Other Financing Transactions	$7,473	$0	$0	$4,837

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(5,097)	$0	$0	$0	$(5,097)

Total Borrowings	$(5,097)	$0	$0	$0	$(5,097)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$(5,097)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	01/2020	$320	HKD	2,495	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$0	$0	$0

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(117)	$0	$(117)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$3,468	$0	$3,468
Consumer Staples	2,675	11,830	0	14,505
Energy	6,483	1,903	0	8,386
Financials	0	7,582	0	7,582
Health Care	0	591	0	591
Industrials	825	2,056	0	2,881
Materials	9,746	1,012	0	10,758
Real Estate	0	120	0	120
Utilities	678	2,200	0	2,878
Chile
Consumer Discretionary	0	412	0	412
Consumer Staples	666	626	0	1,292
Energy	0	554	0	554
Financials	767	32	0	799
Industrials	0	74	0	74
Materials	234	603	0	837
Utilities	1,159	1,607	0	2,766
China
Communication Services	3,341	1,961	0	5,302
Consumer Discretionary	7,508	4,327	0	11,835
Consumer Staples	0	3,641	0	3,641
Energy	0	7,687	0	7,687
Financials	0	11,972	0	11,972
Health Care	0	1,628	0	1,628
Industrials	1,620	2,375	0	3,995
Information Technology	0	2,708	0	2,708
Materials	0	3,404	0	3,404
Real Estate	0	5,257	0	5,257
Utilities	0	3,409	0	3,409
Cyprus
Materials	0	1,079	0	1,079

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Greece
Communication Services	$0	$269	$0	$269
Consumer Discretionary	0	678	0	678
Energy	0	561	0	561
Financials	0	3,771	0	3,771
Utilities	0	218	0	218
Hong Kong
Communication Services	0	459	0	459
Consumer Discretionary	0	344	0	344
Consumer Staples	0	4,313	0	4,313
Financials	0	355	0	355
Industrials	0	557	0	557
Real Estate	0	7,958	0	7,958
Utilities	0	4,988	0	4,988
India
Consumer Discretionary	765	0	0	765
Financials	21,920	0	0	21,920
Health Care	1,983	0	0	1,983
Information Technology	13,466	0	0	13,466
Indonesia
Communication Services	0	3,108	0	3,108
Consumer Discretionary	0	1,479	0	1,479
Consumer Staples	0	1,989	0	1,989
Energy	0	369	0	369
Financials	0	3,392	0	3,392
Health Care	0	349	0	349
Industrials	0	473	0	473
Materials	0	938	0	938
Utilities	0	233	0	233
Malaysia
Communication Services	0	1,463	0	1,463
Consumer Discretionary	0	1,338	0	1,338
Consumer Staples	0	1,521	0	1,521
Energy	430	0	0	430

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financials	$138	$2,531	$0	$2,669
Health Care	0	96	0	96
Industrials	17	933	0	950
Materials	0	509	0	509
Real Estate	0	61	0	61
Utilities	511	1,095	0	1,606
Mexico
Communication Services	3,507	0	0	3,507
Consumer Discretionary	115	0	0	115
Consumer Staples	7,173	0	0	7,173
Financials	429	0	0	429
Industrials	208	0	0	208
Materials	2,594	0	0	2,594
Utilities	228	0	0	228
Philippines
Communication Services	303	409	0	712
Consumer Staples	425	0	0	425
Energy	40	0	0	40
Financials	1,122	0	0	1,122
Industrials	93	709	0	802
Real Estate	0	771	0	771
Utilities	473	0	0	473
Poland
Communication Services	0	599	0	599
Energy	689	766	0	1,455
Financials	0	558	0	558
Materials	52	602	0	654
Utilities	177	599	0	776
Romania
Real Estate	0	236	0	236
Russia
Communication Services	3,544	1,163	0	4,707
Consumer Staples	689	736	0	1,425
Energy	3,768	19,847	0	23,615
Financials	47	4,618	0	4,665
Industrials	436	0	0	436
Materials	2,985	14,077	0	17,062
Real Estate	46	0	0	46
Utilities	233	2,410	0	2,643
Singapore
Industrials	0	347	0	347
South Africa
Communication Services	350	3,791	0	4,141
Consumer Discretionary	0	7,132	0	7,132
Consumer Staples	96	2,498	0	2,594
Financials	1,027	3,371	0	4,398
Health Care	302	0	0	302
Industrials	479	0	0	479
Materials	6,459	5,450	0	11,909
South Korea
Communication Services	1,930	5,928	0	7,858
Consumer Discretionary	972	24,359	0	25,331
Consumer Staples	0	5,332	0	5,332
Energy	0	4,733	0	4,733
Financials	336	10,948	0	11,284
Industrials	0	8,457	0	8,457
Information Technology	0	21,012	0	21,012
Materials	56	5,961	0	6,017
Utilities	0	4,525	0	4,525
Taiwan
Communication Services	1,476	4,271	0	5,747
Consumer Discretionary	0	3,177	0	3,177
Consumer Staples	0	3,862	0	3,862
Energy	0	1,132	0	1,132

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financials	$0	$13,657	$0	$13,657
Industrials	0	2,313	0	2,313
Information Technology	21,659	31,272	0	52,931
Materials	0	11,499	0	11,499
Thailand
Communication Services	0	3,584	0	3,584
Consumer Staples	0	4,570	0	4,570
Energy	0	7,854	0	7,854
Financials	0	2,535	0	2,535
Health Care	0	607	0	607
Industrials	320	1,322	0	1,642
Materials	0	4,305	0	4,305
Real Estate	0	941	0	941
Utilities	0	999	0	999
Turkey
Communication Services	0	331	0	331
Consumer Discretionary	0	430	0	430
Consumer Staples	558	0	0	558
Energy	0	859	0	859
Financials	0	1,370	0	1,370
Industrials	107	711	0	818
Ukraine
Consumer Staples	0	61	0	61
United States
Consumer Discretionary	0	60	0	60
Equity-Linked Securities
Ireland
Communication Services	0	1,574	0	1,574
Consumer Staples	0	3,580	0	3,580
Energy	0	5,294	0	5,294
Financials	0	6,382	0	6,382
Health Care	0	522	0	522
Industrials	0	984	0	984
Information Technology	0	6,427	0	6,427
Materials	0	1,586	0	1,586
Utilities	0	188	0	188
Preferred Stocks
Brazil
Banking & Finance	0	2,479	0	2,479
Industrials	0	3,069	0	3,069
Utilities	0	5,397	0	5,397
Chile
Industrials	0	335	0	335
Russia
Utilities	0	8,906	0	8,906
Real Estate Investment Trusts
Mexico
Real Estate	1,099	0	0	1,099
South Africa
Real Estate	1,004	0	0	1,004
Rights
Brazil
Consumer Discretionary	0	1	0	1
Short-Term Instruments
Repurchase Agreements	0	7,473	0	7,473

	$142,538	$448,329	$0	$590,867

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	5,097	0	0	5,097

Total Investments	$147,635	$448,329	$0	$595,964

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

COMMON STOCKS 95.2%

AUSTRALIA 5.6%

COMMUNICATION SERVICES 0.5%

carsales.com Ltd.	1,136	$13

Nine Entertainment Co. Holdings Ltd.	5,374	6

SEEK Ltd.	1,188	19

Seven West Media Ltd. (a)	11,984	3

Telstra Corp. Ltd.	68,745	171

		212

CONSUMER DISCRETIONARY 0.7%

Aristocrat Leisure Ltd.	2,085	50

Breville Group Ltd.	1,122	14

Crown Resorts Ltd.	1,555	13

Harvey Norman Holdings Ltd.	4,636	13

JB Hi-Fi Ltd.	1,068	28

Super Retail Group Ltd.	2,143	15

Tabcorp Holdings Ltd.	4,339	14

Wesfarmers Ltd.	5,913	172

		319

CONSUMER STAPLES 0.6%

Coca-Cola Amatil Ltd.	2,739	21

Coles Group Ltd.	1,262	13

GrainCorp Ltd. ‘A’	2,492	13

Inghams Group Ltd.	5,512	13

Metcash Ltd.	7,057	13

Treasury Wine Estates Ltd.	1,152	13

Woolworths Group Ltd.	6,871	175

		261

ENERGY 0.5%

Beach Energy Ltd.	7,182	13

Caltex Australia Ltd.	3,068	73

Origin Energy Ltd.	7,724	46

Santos Ltd.	3,925	23

Viva Energy Group Ltd.	9,782	13

Washington H Soul Pattinson & Co. Ltd.	804	12

Woodside Petroleum Ltd.	1,218	29

WorleyParsons Ltd.	1,233	13

		222

FINANCIALS 1.1%

AMP Ltd.	25,768	35

Commonwealth Bank of Australia	1,502	84

Genworth Mortgage Insurance Australia Ltd.	5,031	13

Insurance Australia Group Ltd.	4,805	26

Macquarie Group Ltd.	335	32

Magellan Financial Group Ltd.	561	22

Medibank Pvt Ltd.	16,464	36

National Australia Bank Ltd.	3,517	61

NIB Holdings Ltd.	3,791	17

Perpetual Ltd.	458	13

QBE Insurance Group Ltd.	4,401	40

Suncorp Group Ltd.	4,819	44

Westpac Banking Corp.	3,434	59

		482

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.5%

Ansell Ltd.	925	$19

Cochlear Ltd.	105	16

CSL Ltd.	877	170

Ramsay Health Care Ltd.	327	17

		222

INDUSTRIALS 0.4%

Aurizon Holdings Ltd.	6,030	22

Austal Ltd.	4,842	13

Brambles Ltd.	4,325	36

CIMIC Group Ltd.	574	13

Downer EDI Ltd.	2,686	15

Monadelphous Group Ltd.	1,126	13

Qantas Airways Ltd.	3,792	19

Sydney Airport	3,065	19

Transurban Group	5,144	54

		204

INFORMATION TECHNOLOGY 0.1%

Atlassian Corp. PLC ‘A’ (a)	207	25

Computershare Ltd.	1,123	13

		38

MATERIALS 1.1%

BHP Group Ltd.	2,742	75

BHP Group PLC	5,174	121

BlueScope Steel Ltd.	1,267	13

CSR Ltd.	9,170	29

Evolution Mining Ltd.	5,536	15

Fortescue Metals Group Ltd.	11,530	87

Independence Group NL	3,101	14

Mount Gibson Iron Ltd.	16,303	11

Newcrest Mining Ltd.	2,453	52

Northern Star Resources Ltd.	2,304	18

Orica Ltd.	2,352	36

Perenti Global Ltd.	9,234	11

Regis Resources Ltd.	4,965	15

		497

REAL ESTATE 0.0%

Lend Lease Group	1,412	18

UTILITIES 0.1%

AGL Energy Ltd.	1,603	23

APA Group	1,825	14

		37

Total Australia		2,512

AUSTRIA 0.2%

ENERGY 0.1%

OMV AG	684	38

INDUSTRIALS 0.0%

Andritz AG	317	14

INFORMATION TECHNOLOGY 0.0%

AMS AG	105	4

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Wienerberger AG	456	$13

REAL ESTATE 0.1%

CA Immobilien Anlagen AG	418	18

UTILITIES 0.0%

Verbund AG	255	13

Total Austria		100

BELGIUM 1.1%

COMMUNICATION SERVICES 0.1%

Proximus SADP	1,510	43

CONSUMER DISCRETIONARY 0.1%

D’ieteren S.A.	266	19

CONSUMER STAPLES 0.5%

Anheuser-Busch InBev S.A. NV	2,436	200

Colruyt S.A.	450	23

		223

ENERGY 0.1%

Euronav NV	2,156	27

FINANCIALS 0.2%

Ageas	1,165	69

Gimv NV	235	14

		83

HEALTH CARE 0.1%

UCB S.A.	303	24

INDUSTRIALS 0.0%

bpost S.A.	1,130	13

INFORMATION TECHNOLOGY 0.0%

Barco NV	75	18

MATERIALS 0.0%

Bekaert S.A.	453	14

UTILITIES 0.0%

Elia System Operator S.A.	171	15

Total Belgium		479

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%

NagaCorp Ltd.	8,000	14

Total Cambodia		14

CANADA 7.1%

COMMUNICATION SERVICES 0.6%

BCE, Inc.	1,493	69

Cineplex, Inc.	822	21

Cogeco Communications, Inc.	172	15

Corus Entertainment, Inc. ‘B’	3,442	14

Quebecor, Inc. ‘B’	939	24

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Rogers Communications, Inc. ‘B’	898	$45

Shaw Communications, Inc. ‘B’	1,604	33

TELUS Corp.	775	30

		251

CONSUMER DISCRETIONARY 0.8%

BRP, Inc.	285	13

Canadian Tire Corp. Ltd. ‘A’	342	37

Dollarama, Inc.	1,026	35

Gildan Activewear, Inc.	790	23

Great Canadian Gaming Corp. (a)	404	14

Lululemon Athletica, Inc. (a)	217	50

Magna International, Inc.	2,929	161

Martinrea International, Inc. (b)	1,249	14

Restaurant Brands International, Inc.	379	24

Stars Group, Inc. (a)(b)	535	14

		385

CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc. ‘B’	3,380	107

Empire Co. Ltd. ‘A’	1,569	37

George Weston Ltd.	587	47

Loblaw Cos. Ltd.	493	25

Maple Leaf Foods, Inc.	681	14

Metro, Inc.	1,497	62

North West Co., Inc.	664	14

Saputo, Inc.	751	23

		329

ENERGY 0.7%

Cenovus Energy, Inc.	5,455	55

Crescent Point Energy Corp.	5,789	26

Enbridge, Inc.	2,357	94

Gibson Energy, Inc.	805	17

Husky Energy, Inc.	1,779	14

Imperial Oil Ltd.	537	14

MEG Energy Corp. (a)	2,810	16

Pembina Pipeline Corp.	527	20

Precision Drilling Corp. (a)	10,313	14

TC Energy Corp.	1,016	54

Trican Well Service Ltd. (a)	4,312	4

		328

FINANCIALS 1.3%

Bank of Montreal	1,053	82

Brookfield Asset Management, Inc. ‘A’	1,051	61

Canadian Imperial Bank of Commerce	648	54

CI Financial Corp.	2,109	35

Element Fleet Management Corp.	1,773	15

Fairfax Financial Holdings Ltd.	35	16

Great-West Lifeco, Inc. (b)	801	20

Home Capital Group, Inc. (a)	1,006	25

IGM Financial, Inc.	765	22

Intact Financial Corp.	389	42

Manulife Financial Corp.	2,101	43

National Bank of Canada	242	13

Onex Corp.	279	18

Power Corp. of Canada	2,501	64

Power Financial Corp.	1,174	32

Sun Life Financial, Inc.	473	22

TMX Group Ltd.	162	14

		578

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

Chartwell Retirement Residences	1,402	$15

INDUSTRIALS 1.3%

Aecon Group, Inc.	1,262	17

Air Canada (a)	895	33

Boyd Group Income Fund	85	13

CAE, Inc.	586	16

Canadian National Railway Co.	1,835	166

Canadian Pacific Railway Ltd.	408	104

Finning International, Inc.	801	16

NFI Group, Inc.	199	4

Ritchie Bros Auctioneers, Inc.	308	13

Russel Metals, Inc.	902	15

TFI International, Inc.	711	24

Thomson Reuters Corp.	1,622	116

Toromont Industries Ltd.	292	16

Transcontinental, Inc. ‘A’	1,129	14

		567

INFORMATION TECHNOLOGY 0.5%

Celestica, Inc. (a)	1,602	13

CGI, Inc. (a)	913	77

Constellation Software, Inc. (b)	60	58

Open Text Corp.	504	22

Shopify, Inc. ‘A’ (a)	93	37

		207

MATERIALS 0.7%

Agnico Eagle Mines Ltd.	244	15

B2Gold Corp.	3,592	14

Barrick Gold Corp.	2,796	52

Centerra Gold, Inc. (a)	1,627	13

Detour Gold Corp. (a)(b)	714	14

Eldorado Gold Corp. (a)	3,718	30

Franco-Nevada Corp.	211	22

Kirkland Lake Gold Ltd. (b)	529	23

Lundin Mining Corp.	2,284	14

Methanex Corp.	392	15

Pan American Silver Corp.	611	14

Resolute Forest Products, Inc. (a)	623	3

Stella-Jones, Inc.	457	13

Teck Resources Ltd. ‘B’	861	15

Western Forest Products, Inc.	10,171	10

Wheaton Precious Metals Corp.	515	15

Winpak Ltd.	368	13

Yamana Gold, Inc.	4,195	17

		312

REAL ESTATE 0.1%

Colliers International Group, Inc.	189	15

FirstService Corp.	210	19

		34

UTILITIES 0.4%

Atco Ltd. ‘I’	766	29

Canadian Utilities Ltd. ‘A’	477	14

Emera, Inc.	572	25

Fortis, Inc.	1,079	45

Hydro One Ltd.	912	18

Superior Plus Corp.	1,613	16

	SHARES	MARKET VALUE (000S)

TransAlta Corp.	2,166	$15

		162

Total Canada		3,168

DENMARK 1.6%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	326	49

Royal Unibrew A/S	175	16

		65

FINANCIALS 0.1%

Topdanmark A/S	312	15

Tryg A/S	648	19

		34

HEALTH CARE 0.8%

Coloplast A/S ‘B’	385	48

Demant A/S (a)	489	15

GN Store Nord A/S	290	14

H Lundbeck A/S	35	1

Novo Nordisk A/S ‘B’	4,650	270

		348

INDUSTRIALS 0.4%

AP Moller - Maersk A/S ‘B’	35	50

Dfds A/S	280	14

DSV Panalpina A/S	391	45

ISS A/S	821	20

Vestas Wind Systems A/S	723	73

		202

MATERIALS 0.1%

CHR Hansen Holding A/S	166	13

Novozymes A/S ‘B’	279	14

		27

UTILITIES 0.1%

Orsted A/S	483	50

Total Denmark		726

FINLAND 1.2%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	580	32

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	777	55

ENERGY 0.1%

Neste Oyj	2,231	78

FINANCIALS 0.1%

Sampo Oyj ‘A’	836	36

HEALTH CARE 0.1%

Orion Oyj ‘B’	667	31

INDUSTRIALS 0.3%

Kone Oyj ‘B’	1,631	107

Metso Oyj	330	13

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Wartsila Oyj Abp	1,671	$18

		138

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	3,647	13

TietoEVRY Oyj	437	14

		27

MATERIALS 0.2%

Kemira Oyj	958	14

Stora Enso Oyj ‘R’	2,627	38

UPM-Kymmene Oyj	1,254	44

		96

UTILITIES 0.1%

Fortum Oyj	1,044	26

Total Finland		519

FRANCE 6.2%

COMMUNICATION SERVICES 0.5%

Eutelsat Communications S.A.	808	13

Lagardere S.C.A.	1,404	31

Orange S.A.	3,534	52

Publicis Groupe S.A.	369	17

Television Francaise	1,735	14

Vivendi S.A.	2,703	78

		205

CONSUMER DISCRETIONARY 1.2%

Cie Generale des Etablissements Michelin S.C.A.	475	58

Elior Group S.A.	1,281	19

Hermes International	52	39

LVMH Moet Hennessy Louis Vuitton SE	519	242

Peugeot S.A.	2,781	67

Renault S.A.	273	13

Sodexo S.A.	533	63

Valeo S.A.	368	13

		514

CONSUMER STAPLES 0.8%

Carrefour S.A.	1,593	27

Casino Guichard Perrachon S.A.	616	29

Danone S.A.	1,705	141

L’Oreal S.A.	454	134

Pernod Ricard S.A.	185	33

		364

ENERGY 0.2%

CGG S.A. (a)	8,557	28

Total S.A.	938	52

		80

FINANCIALS 0.7%

AXA S.A.	2,712	77

BNP Paribas S.A.	1,710	102

Coface S.A.	1,133	14

Credit Agricole S.A.	1,889	27

Eurazeo S.A.	253	17

Natixis S.A.	3,283	15

	SHARES	MARKET VALUE (000S)

SCOR SE	599	$25

Societe Generale S.A.	834	29

		306

HEALTH CARE 0.1%

BioMerieux	149	13

Korian S.A.	343	16

Sartorius Stedim Biotech	83	14

		43

INDUSTRIALS 2.1%

Aeroports de Paris	67	13

Air France-KLM (a)	1,187	13

Airbus SE	1,361	200

Alstom S.A.	369	18

Bouygues S.A.	868	37

Bureau Veritas S.A.	509	13

Cie de Saint-Gobain	1,108	45

Dassault Aviation S.A.	3	4

Edenred	300	16

Eiffage S.A.	117	14

Elis S.A.	644	13

Getlink SE	1,046	18

Legrand S.A.	323	26

Nexans S.A.	367	18

Rexel S.A.	1,873	25

Safran S.A.	285	44

Schneider Electric SE	859	88

Societe BIC S.A.	207	15

Teleperformance	95	23

Thales S.A.	164	17

Vallourec S.A. (a)	6,275	20

Vinci S.A.	2,256	251

		931

INFORMATION TECHNOLOGY 0.1%

Alten S.A.	129	16

Atos SE	166	14

Dassault Systemes SE	98	16

Ingenico Group S.A.	123	14

		60

REAL ESTATE 0.0%

Nexity S.A.	330	17

UTILITIES 0.5%

Electricite de France S.A.	2,843	32

Engie S.A.	6,609	107

Suez	904	14

Veolia Environnement S.A.	3,348	89

		242

Total France		2,762

GERMANY 5.7%

COMMUNICATION SERVICES 0.2%

Freenet AG	1,029	24

ProSiebenSat.1 Media SE	832	13

Scout24 AG	295	19

Telefonica Deutschland Holding AG	4,817	14

		70

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.9%

adidas AG	596	$194

Bayerische Motoren Werke AG	326	27

Ceconomy AG	2,529	15

Continental AG	427	55

CTS Eventim AG & Co. KGaA	213	13

Daimler AG	468	26

Fielmann AG	192	15

Hella GmbH & Co. KGaA	302	17

Hugo Boss AG	229	11

Leoni AG	355	4

Puma SE	281	22

TUI AG	1,037	13

Zalando SE (a)	270	14

		426

CONSUMER STAPLES 0.2%

Beiersdorf AG	280	34

Metro AG	1,676	27

Suedzucker AG	784	14

		75

FINANCIALS 1.1%

Aareal Bank AG	499	17

Commerzbank AG	3,736	23

Deutsche Bank AG	3,113	24

Deutsche Boerse AG	586	92

Deutsche Pfandbriefbank AG	2,041	33

Hannover Rueck SE	292	56

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	762	225

Talanx AG	545	27

		497

HEALTH CARE 0.3%

Carl Zeiss Meditec AG	178	23

Fresenius Medical Care AG & Co. KGaA	644	47

Fresenius SE & Co. KGaA	304	17

Merck KGaA	225	27

		114

INDUSTRIALS 0.8%

Bilfinger SE	460	18

Brenntag AG	599	33

Deutsche Lufthansa AG	1,510	28

Deutsche Post AG	3,126	119

Deutz AG	1,308	8

Duerr AG	388	13

Fraport AG Frankfurt Airport Services Worldwide	168	14

GEA Group AG	410	14

Hapag-Lloyd AG	162	14

Hochtief AG	159	20

KION Group AG	190	13

Kloeckner & Co. SE	1,875	13

MTU Aero Engines AG	90	26

Nordex SE (a)	930	12

Rational AG	29	23

Rheinmetall AG	116	13

		381

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.7%

Infineon Technologies AG	679	$15

SAP SE	2,113	285

		300

MATERIALS 0.6%

Aurubis AG	211	13

BASF SE	2,267	171

Evonik Industries AG	499	15

HeidelbergCement AG	178	13

K+S AG	1,119	14

Lanxess AG	196	13

Salzgitter AG	716	16

Symrise AG	196	20

		275

REAL ESTATE 0.4%

Deutsche EuroShop AG	464	14

Deutsche Wohnen SE	467	19

LEG Immobilien AG	197	23

TAG Immobilien AG	617	15

TLG Immobilien AG	424	14

Vonovia SE	1,718	92

		177

UTILITIES 0.5%

E.ON SE	7,819	84

RWE AG	2,751	84

Uniper SE	1,913	63

		231

Total Germany		2,546

HONG KONG 1.8%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	8,500	14

HKT Trust & HKT Ltd.	21,000	30

PCCW Ltd.	37,000	22

		66

CONSUMER DISCRETIONARY 0.3%

Bosideng International Holdings Ltd.	66,000	24

Chow Tai Fook Jewellery Group Ltd.	14,400	14

Geely Automobile Holdings Ltd.	7,000	14

Li & Fung Ltd.	132,000	14

Luk Fook Holdings International Ltd.	2,000	6

Man Wah Holdings Ltd.	18,000	13

Melco Resorts & Entertainment Ltd. ADR	1,351	32

SJM Holdings Ltd.	12,000	14

Yue Yuen Industrial Holdings Ltd.	4,500	13

		144

CONSUMER STAPLES 0.2%

Dairy Farm International Holdings Ltd.	1,900	11

Vitasoy International Holdings Ltd.	4,000	14

WH Group Ltd.	49,500	51

		76

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Sino Biopharmaceutical Ltd.	30,500	$43

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd.	9,000	13

Jardine Matheson Holdings Ltd.	600	34

Jardine Strategic Holdings Ltd.	400	12

MTR Corp. Ltd.	3,000	18

NWS Holdings Ltd.	8,000	11

Seaspan Corp.	1,294	19

Techtronic Industries Co. Ltd.	2,000	16

		123

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	5,000	16

Kingboard Laminates Holdings Ltd.	11,000	13

VTech Holdings Ltd.	1,400	14

		43

REAL ESTATE 0.4%

Hang Lung Group Ltd.	3,000	7

Hongkong Land Holdings Ltd.	6,200	36

Hysan Development Co. Ltd.	1,000	4

Kerry Properties Ltd.	4,000	13

New World Development Co. Ltd.	23,000	32

Shimao Property Holdings Ltd.	6,000	23

Swire Pacific Ltd. ‘A’	3,000	28

Wharf Holdings Ltd.	6,000	15

Wheelock & Co. Ltd.	2,000	13

		171

UTILITIES 0.3%

CK Infrastructure Holdings Ltd.	1,500	11

CLP Holdings Ltd.	7,000	73

Hong Kong & China Gas Co. Ltd.	17,810	35

Power Assets Holdings Ltd.	2,000	14

		133

Total Hong Kong		799

IRELAND 1.6%

CONSUMER DISCRETIONARY 0.1%

Aptiv PLC	380	36

Flutter Entertainment PLC	200	25

		61

CONSUMER STAPLES 0.2%

Glanbia PLC	1,201	14

Greencore Group PLC (a)	3,771	13

Kerry Group PLC ‘A’	551	69

		96

HEALTH CARE 0.5%

ICON PLC (a)	137	24

Jazz Pharmaceuticals PLC (a)	109	16

Medtronic PLC	1,511	171

UDG Healthcare PLC	1,312	14

		225

INDUSTRIALS 0.4%

AerCap Holdings NV (a)	217	13

	SHARES	MARKET VALUE (000S)

Allegion PLC	259	$32

DCC PLC	344	30

Experian PLC	2,345	80

Grafton Group PLC	1,488	17

		172

MATERIALS 0.4%

CRH PLC	1,187	48

James Hardie Industries PLC ADR	2,317	45

Smurfit Kappa Group PLC	1,536	59

		152

Total Ireland		706

ISRAEL 0.6%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd.	16,827	13

ENERGY 0.1%

Delek Group Ltd.	100	15

Paz Oil Co. Ltd.	109	16

		31

FINANCIALS 0.2%

Bank Hapoalim BM	3,139	26

Bank Leumi Le-Israel BM	3,286	24

Harel Insurance Investments & Financial Services Ltd.	1,639	13

Israel Discount Bank Ltd. ‘A’	6,255	29

Mizrahi Tefahot Bank Ltd.	767	20

Plus500 Ltd.	1,001	12

		124

INDUSTRIALS 0.1%

Elbit Systems Ltd.	82	13

Shikun & Binui Ltd.	3,095	14

		27

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	200	22

Nice Ltd. (a)	172	27

		49

MATERIALS 0.1%

Israel Chemicals Ltd.	5,444	26

Israel Corp. Ltd. (a)	50	10

		36

Total Israel		280

ITALY 1.9%

COMMUNICATION SERVICES 0.1%

Infrastrutture Wireless Italiane SpA	1,362	13

Telecom Italia SpA	45,933	29

		42

CONSUMER DISCRETIONARY 0.1%

Ferrari NV	286	48

Moncler SpA	296	13

		61

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.3%

Eni SpA	5,004	$78

Saipem SpA (a)	3,109	15

Saras SpA	16,752	27

		120

FINANCIALS 0.5%

Anima Holding SpA	2,544	13

Assicurazioni Generali SpA	2,171	45

Azimut Holding SpA	751	18

Banca Generali SpA	403	13

Banca Mediolanum SpA	1,306	13

Banca Popolare di Sondrio SCPA	3,168	8

BPER Banca	5,946	30

Mediobanca SpA	1,280	14

Poste Italiane SpA	1,158	13

Societa Cattolica di Assicurazioni S.C.	1,748	14

UniCredit SpA	1,045	15

Unione di Banche Italiane SpA	4,058	13

Unipol Gruppo Finanziario SpA	3,999	23

		232

HEALTH CARE 0.1%

Amplifon SpA	464	13

DiaSorin SpA	136	18

Recordati SpA	328	14

		45

INDUSTRIALS 0.2%

ASTM SpA	491	15

Atlantia SpA	1,960	46

Leonardo SpA	1,196	14

Societa Iniziative Autostradali e Servizi SpA	778	13

		88

UTILITIES 0.6%

Enel SpA	18,984	151

ERG SpA	692	15

Hera SpA	2,997	13

Iren SpA	5,351	16

Snam SpA	8,591	45

Terna Rete Elettrica Nazionale SpA	6,068	41

		281

Total Italy		869

JAPAN 24.7%

COMMUNICATION SERVICES 2.2%

Avex, Inc.	1,200	14

Capcom Co. Ltd.	500	14

CyberAgent, Inc.	300	10

Daiichikosho Co. Ltd.	300	16

Fuji Media Holdings, Inc.	1,400	20

GungHo Online Entertainment, Inc.	570	12

Kadokawa Dwango (a)	800	15

Kakaku.com, Inc.	500	13

KDDI Corp.	9,200	274

Konami Holdings Corp.	300	12

Nintendo Co. Ltd.	200	80

Nippon Telegraph & Telephone Corp.	6,800	172

NTT DOCOMO, Inc.	7,200	201

Shochiku Co. Ltd. (a)	100	15

	SHARES	MARKET VALUE (000S)

Softbank Corp.	6,100	$82

Square Enix Holdings Co. Ltd.	300	15

Yahoo Japan Corp.	6,500	27

		992

CONSUMER DISCRETIONARY 5.0%

ABC-Mart, Inc.	200	14

Adastria Co. Ltd.	900	20

Aisin Seiki Co. Ltd.	700	26

Arata Corp.	100	4

Asics Corp.	800	13

Autobacs Seven Co. Ltd.	800	13

Bandai Namco Holdings, Inc.	700	43

Benesse Holdings, Inc.	200	5

Bridgestone Corp.	3,400	126

Casio Computer Co. Ltd.	1,500	30

DCM Holdings Co. Ltd.	1,400	14

Denso Corp.	600	27

EDION Corp.	1,200	13

Fast Retailing Co. Ltd.	200	119

FCC Co. Ltd.	600	13

Foster Electric Co. Ltd.	800	14

Geo Holdings Corp.	1,200	15

H2O Retailing Corp.	1,100	12

Hikari Tsushin, Inc.	100	25

Honda Motor Co. Ltd.	2,100	59

Iida Group Holdings Co. Ltd.	800	14

Isetan Mitsukoshi Holdings Ltd.	1,400	13

Isuzu Motors Ltd.	3,500	41

JVC Kenwood Corp.	5,300	13

K’s Holdings Corp.	1,500	20

Keihin Corp.	600	14

Kohnan Shoji Co. Ltd.	600	14

Koito Manufacturing Co. Ltd.	300	14

Komeri Co. Ltd.	600	13

Kura Sushi, Inc.	100	5

Mazda Motor Corp.	2,400	20

McDonald’s Holdings Co. Japan Ltd.	400	19

Musashi Seimitsu Industry Co. Ltd.	900	12

NHK Spring Co. Ltd.	1,400	13

Nifco, Inc.	700	19

Nikon Corp.	1,000	12

Nishimatsuya Chain Co. Ltd.	1,600	14

Nissan Motor Co. Ltd.	10,900	63

Nissin Kogyo Co. Ltd.	600	12

Nitori Holdings Co. Ltd.	300	47

NOK Corp.	1,200	18

Ohsho Food Service Corp.	200	12

Onward Holdings Co. Ltd.	2,200	13

Oriental Land Co. Ltd.	600	82

Paltac Corp.	200	10

Panasonic Corp.	9,300	87

Plenus Co. Ltd.	700	13

Rakuten, Inc.	1,500	13

Round One Corp.	1,000	10

Royal Holdings Co. Ltd.	600	14

Saizeriya Co. Ltd. (a)	600	15

Sankyo Co. Ltd.	200	7

Sanrio Co. Ltd.	600	12

Seiko Holdings Corp.	500	13

Sekisui Chemical Co. Ltd.	2,300	40

Sekisui House Ltd.	2,200	47

Shimachu Co. Ltd.	400	11

Shimamura Co. Ltd. (a)	200	15

	SHARES	MARKET VALUE (000S)

Shimano, Inc.	100	$16

Showa Corp. (a)	1,000	21

Skylark Co. Ltd.	800	16

Stanley Electric Co. Ltd.	200	6

Subaru Corp.	2,900	72

Sumitomo Electric Industries Ltd.	2,300	34

Sumitomo Forestry Co. Ltd.	900	13

Sumitomo Rubber Industries Ltd.	2,100	26

Sushiro Global Holdings Ltd.	200	17

Suzuki Motor Corp.	1,400	58

Takashimaya Co. Ltd.	1,200	13

Tokai Rika Co. Ltd.	600	12

Tomy Co. Ltd.	1,000	13

Toyoda Gosei Co. Ltd.	500	12

Toyota Boshoku Corp. (a)	800	13

Toyota Industries Corp.	200	11

Toyota Motor Corp.	4,100	289

TS Tech Co. Ltd.	600	19

United Arrows Ltd.	200	6

USS Co. Ltd.	1,300	25

Workman Co. Ltd. (a)	100	9

Yamada Denki Co. Ltd.	4,200	22

Yamaha Corp.	400	22

Yellow Hat Ltd. (a)	700	12

Yondoshi Holdings, Inc.	600	14

Yoshinoya Holdings Co. Ltd.	700	19

Zensho Holdings Co. Ltd.	600	14

Zojirushi Corp. (a)	800	15

		2,248

CONSUMER STAPLES 2.0%

Aeon Co. Ltd.	1,200	25

Ain Holdings, Inc.	100	6

Ajinomoto Co., Inc.	3,100	52

Ariake Japan Co. Ltd.	100	7

Asahi Group Holdings Ltd.	1,200	55

Earth Corp.	100	5

Fuji Oil Holdings, Inc.	400	11

Heiwado Co. Ltd.	700	13

J-Oil Mills, Inc.	200	8

Japan Tobacco, Inc.	5,900	132

Kagome Co. Ltd.	600	14

Kao Corp.	1,200	99

Kewpie Corp.	600	13

Kikkoman Corp.	300	15

Kirin Holdings Co. Ltd.	3,300	72

Kobayashi Pharmaceutical Co. Ltd.	100	8

Mandom Corp.	400	11

Maruha Nichiro Corp.	700	18

Matsumotokiyoshi Holdings Co. Ltd.	200	8

MEIJI Holdings Co. Ltd.	300	20

Mitsui Sugar Co. Ltd.	600	13

Morinaga & Co. Ltd.	400	19

Morinaga Milk Industry Co. Ltd.	300	12

NH Foods Ltd.	800	33

Nichirei Corp.	600	14

Nisshin Oillio Group Ltd.	300	10

Nisshin Seifun Group, Inc.	700	12

Nissin Foods Holdings Co. Ltd.	200	15

Noevir Holdings Co. Ltd.	100	5

Pigeon Corp.	300	11

Prima Meat Packers Ltd.	600	14

S Foods, Inc.	100	3

Sakata Seed Corp.	200	7

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Seven & i Holdings Co. Ltd.	1,400	$51

Sugi Holdings Co. Ltd. (a)	200	11

Sundrug Co. Ltd.	100	4

Suntory Beverage & Food Ltd.	300	13

Toyo Suisan Kaisha Ltd.	300	13

Tsuruha Holdings, Inc.	100	13

Unicharm Corp.	400	13

Welcia Holdings Co. Ltd.	200	13

Yakult Honsha Co. Ltd.	100	5

		896

ENERGY 0.3%

Idemitsu Kosan Co. Ltd.	512	14

Inpex Corp.	2,700	28

Iwatani Corp.	300	10

JXTG Holdings, Inc.	12,900	59

		111

FINANCIALS 0.7%

Daiwa Securities Group, Inc.	5,500	28

Jafco Co. Ltd.	200	8

Japan Post Bank Co. Ltd.	2,100	20

Japan Post Holdings Co. Ltd.	6,700	63

MS&AD Insurance Group Holdings, Inc.	1,000	33

Nomura Holdings, Inc.	6,200	32

North Pacific Bank Ltd.	6,300	14

Okasan Securities Group, Inc.	3,600	13

Sony Financial Holdings, Inc.	500	12

Suruga Bank Ltd.	2,800	12

Tokio Marine Holdings, Inc.	1,300	73

Zenkoku Hosho Co. Ltd.	400	17

		325

HEALTH CARE 2.6%

A/S One Corp.	100	9

Alfresa Holdings Corp.	600	12

Astellas Pharma, Inc.	10,600	181

Chugai Pharmaceutical Co. Ltd.	400	37

Daiichi Sankyo Co. Ltd.	1,200	79

Eisai Co. Ltd.	400	30

Hisamitsu Pharmaceutical Co., Inc.	100	5

Hogy Medical Co. Ltd.	200	7

Hoya Corp.	1,600	153

Kaken Pharmaceutical Co. Ltd.	100	6

M3, Inc.	1,500	45

Medipal Holdings Corp.	800	18

Miraca Holdings, Inc.	700	17

NichiiGakkan Co. Ltd. (a)	1,000	15

Nippon Shinyaku Co. Ltd.	200	17

Olympus Corp.	5,600	86

Otsuka Holdings Co. Ltd.	800	36

Paramount Bed Holdings Co. Ltd.	200	8

Rohto Pharmaceutical Co. Ltd.	400	12

Santen Pharmaceutical Co. Ltd.	1,400	27

Sawai Pharmaceutical Co. Ltd.	400	25

Shionogi & Co. Ltd.	400	25

Suzuken Co. Ltd.	500	20

Sysmex Corp.	300	21

Taisho Pharmaceutical Holdings Co. Ltd.	100	7

Takeda Pharmaceutical Co. Ltd.	3,941	156

Terumo Corp.	2,800	99

	SHARES	MARKET VALUE (000S)

Toho Holdings Co. Ltd.	600	$13

Tsumura & Co.	200	6

		1,172

INDUSTRIALS 5.3%

Amada Holdings Co. Ltd.	1,400	16

ANA Holdings, Inc.	1,000	33

Asahi Glass Co. Ltd.	500	18

Central Glass Co. Ltd.	500	12

COMSYS Holdings Corp.	500	14

Dai Nippon Printing Co. Ltd.	1,500	41

Daifuku Co. Ltd.	300	18

Daikin Industries Ltd.	1,100	155

Daiseki Co. Ltd.	400	12

DMG Mori Co. Ltd.	900	14

East Japan Railway Co.	200	18

FANUC Corp.	700	129

Fuji Electric Co. Ltd.	300	9

Fujikura Ltd.	4,000	17

Fujitec Co. Ltd.	900	15

Hankyu Hanshin Holdings, Inc.	800	34

Hanwa Co. Ltd.	500	13

Hazama Ando Corp.	1,600	14

Hino Motors Ltd.	2,300	24

Hitachi Zosen Corp.	4,300	16

Hoshizaki Corp.	200	18

ITOCHU Corp.	2,800	65

Japan Airlines Co. Ltd.	2,300	72

JTEKT Corp.	2,100	25

Kajima Corp.	1,000	13

Kanematsu Corp.	1,100	15

Kawasaki Heavy Industries Ltd.	800	18

Keihan Holdings Co. Ltd.	400	19

Keikyu Corp.	800	15

Keio Corp.	200	12

Keisei Electric Railway Co. Ltd.	300	12

Kinden Corp.	800	12

Kintetsu Group Holdings Co. Ltd.	700	38

Kumagai Gumi Co. Ltd.	400	12

Kurita Water Industries Ltd.	500	15

Kyowa Exeo Corp.	500	13

Kyudenko Corp.	500	15

Kyushu Railway Co.	400	13

LIXIL Group Corp.	1,100	19

Makita Corp.	500	17

Marubeni Corp.	4,700	35

Meitec Corp.	300	17

Minebea Mitsumi, Inc.	1,300	27

Mirait Holdings Corp.	1,000	15

Mitsubishi Electric Corp.	3,900	53

Mitsubishi Heavy Industries Ltd.	900	35

Mitsui & Co. Ltd.	2,600	46

Mitsui OSK Lines Ltd.	600	17

Miura Co. Ltd.	400	14

Nabtesco Corp.	400	12

Nagase & Co. Ltd.	900	13

Nagoya Railroad Co. Ltd.	800	25

Nankai Electric Railway Co. Ltd.	800	22

Nidec Corp.	300	41

Nippon Express Co. Ltd.	200	12

Nippon Sheet Glass Co. Ltd.	2,900	18

Nippon Yusen KK	800	14

Nomura Co. Ltd. (a)	1,000	13

NSK Ltd.	3,200	30

	SHARES	MARKET VALUE (000S)

NTN Corp.	5,300	$17

Obayashi Corp.	5,300	59

Odakyu Electric Railway Co. Ltd.	900	21

OSG Corp.	700	13

Park24 Co. Ltd.	900	22

Recruit Holdings Co. Ltd.	3,200	120

Ryobi Ltd.	700	12

Sakai Moving Service Co. Ltd.	100	6

Sankyu, Inc.	100	5

Sanwa Holdings Corp.	1,100	12

Sanyo Denki Co. Ltd.	100	5

Secom Co. Ltd.	200	18

Seibu Holdings, Inc.	800	13

Seino Holdings Co. Ltd.	1,000	14

Shimizu Corp.	2,100	21

Shinmaywa Industries Ltd.	1,000	14

SHO-BOND Holdings Co. Ltd.	200	8

SMC Corp.	100	46

Sohgo Security Services Co. Ltd.	400	22

Sojitz Corp.	4,900	16

Sumitomo Mitsui Construction Co. Ltd.	2,320	13

Taikisha Ltd.	200	7

Taisei Corp.	1,000	41

Takeuchi Manufacturing Co. Ltd.	900	13

Tobu Railway Co. Ltd.	700	25

TOKAI Holdings Corp.	1,300	13

Tokyu Construction Co. Ltd.	2,000	14

Tokyu Corp.	1,800	33

Toppan Printing Co. Ltd.	1,500	31

Toshiba Corp.	1,900	65

Toshiba Machine Co. Ltd. (a)	500	14

TOTO Ltd. (a)	300	13

Toyota Tsusho Corp.	1,500	53

West Japan Railway Co.	600	52

Yuasa Trading Co. Ltd.	200	7

		2,377

INFORMATION TECHNOLOGY 4.0%

Advantest Corp.	900	51

Amano Corp.	700	21

Anritsu Corp.	700	14

Azbil Corp.	600	17

Brother Industries Ltd.	700	14

Canon Marketing Japan, Inc.	600	14

Canon, Inc.	1,800	49

Daiwabo Holdings Co. Ltd.	300	18

DTS Corp.	600	14

FUJIFILM Holdings Corp.	700	33

Fujitsu Ltd.	600	56

Hitachi High-Technologies Corp.	200	14

Hitachi Ltd.	7,200	304

Horiba Ltd.	200	13

Hosiden Corp.	1,000	13

Ibiden Co. Ltd.	700	17

Itochu Techno-Solutions Corp.	500	14

Keyence Corp.	400	140

Konica Minolta, Inc.	2,100	14

Kyocera Corp.	600	41

Macnica Fuji Electronics Holdings, Inc. (a)	700	12

Maxell Holdings Ltd. (a)	1,100	15

Murata Manufacturing Co. Ltd.	1,400	86

NEC Corp.	2,100	87

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

NET One Systems Co. Ltd.	1,200	$31

Nexon Co. Ltd.	1,200	16

Nihon Unisys Ltd.	900	28

Nippon Electric Glass Co. Ltd.	600	13

Nomura Research Institute Ltd.	1,400	30

NSD Co. Ltd. (a)	800	13

NTT Data Corp.	1,000	13

Obic Co. Ltd.	300	40

Oki Electric Industry Co. Ltd.	900	13

Omron Corp.	1,200	70

Oracle Corp. Japan	100	9

Otsuka Corp.	300	12

Renesas Electronics Corp. (a)	1,900	13

Ricoh Co. Ltd.	2,900	32

Rohm Co. Ltd.	200	16

SCREEN Holdings Co. Ltd.	300	20

SCSK Corp.	300	16

Seiko Epson Corp.	1,200	18

Shimadzu Corp.	400	13

Shinko Electric Industries Co. Ltd. (a)	1,400	17

Taiyo Yuden Co. Ltd.	500	15

TDK Corp.	200	23

TIS, Inc.	400	24

Toho Co. Ltd.	400	17

Tokyo Electron Ltd.	600	131

Tokyo Seimitsu Co. Ltd.	400	16

Toshiba TEC Corp.	300	12

Trend Micro, Inc.	100	5

Ulvac, Inc.	300	12

Yaskawa Electric Corp.	800	30

		1,789

MATERIALS 1.6%

Daicel Corp.	1,800	17

Daido Steel Co. Ltd.	100	4

DIC Corp.	500	14

Dowa Holdings Co. Ltd. (a)	400	15

FP Corp.	100	6

Hitachi Metals Ltd.	1,900	28

JFE Holdings, Inc.	1,900	24

Kansai Paint Co. Ltd.	600	15

Kobe Steel Ltd.	2,400	13

Kuraray Co. Ltd.	1,200	15

Mitsubishi Chemical Holdings Corp.	2,400	18

Mitsubishi Materials Corp.	500	14

Mitsui Chemicals, Inc.	1,000	24

Nippon Paint Holdings Co. Ltd.	800	41

Nippon Paper Industries Co. Ltd. ‘L’	1,200	20

Nippon Steel Corp.	2,900	44

Nissan Chemical Corp.	300	13

Nittetsu Mining Co. Ltd.	100	5

Nitto Denko Corp.	800	45

Oji Holdings Corp.	4,300	23

Osaka Soda Co. Ltd.	500	14

Rengo Co. Ltd.	1,700	13

Sanyo Special Steel Co. Ltd.	1,000	14

Shin-Etsu Chemical Co. Ltd.	700	77

Sumitomo Chemical Co. Ltd.	6,500	29

Sumitomo Osaka Cement Co. Ltd. (a)	300	13

Tokuyama Corp.	600	16

Tokyo Ohka Kogyo Co. Ltd.	400	16

Tokyo Steel Manufacturing Co. Ltd.	2,000	14

Toray Industries, Inc.	6,800	46

Tosoh Corp.	1,100	17

	SHARES	MARKET VALUE (000S)

Toyo Seikan Group Holdings Ltd.	900	$15

Ube Industries Ltd.	600	13

		695

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	300	37

Mitsubishi Estate Co. Ltd.	2,300	44

Relo Group, Inc. (a)	500	14

		95

UTILITIES 0.8%

Chubu Electric Power Co., Inc.	3,000	42

Chugoku Electric Power Co., Inc.	1,700	22

Electric Power Development Co. Ltd. ‘C’	1,300	32

Hokuriku Electric Power Co.	2,200	16

Kansai Electric Power Co., Inc.	1,200	14

Kyushu Electric Power Co., Inc.	1,500	13

Osaka Gas Co. Ltd.	2,100	40

Shizuoka Gas Co. Ltd.	1,400	12

Toho Gas Co. Ltd.	500	21

Tohoku Electric Power Co., Inc.	1,700	17

Tokyo Electric Power Co. Holdings, Inc. (a)	14,400	62

Tokyo Gas Co. Ltd.	1,900	46

		337

Total Japan		11,037

LUXEMBOURG 0.3%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	477	24

SES S.A.	1,644	23

		47

HEALTH CARE 0.0%

Eurofins Scientific SE	24	13

MATERIALS 0.1%

APERAM S.A.	411	13

ArcelorMittal S.A.	2,528	45

		58

REAL ESTATE 0.1%

Aroundtown S.A.	1,746	16

Grand City Properties S.A.	651	15

		31

Total Luxembourg		149

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	8,800	47

Wynn Macau Ltd.	6,000	15

		62

Total Macau		62

NETHERLANDS 3.2%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	16,157	48

VEON Ltd. ADR	8,175	20

		68

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

GrandVision NV	435	$13

CONSUMER STAPLES 0.5%

Heineken Holding NV	472	46

Heineken NV	323	34

Koninklijke Ahold Delhaize NV	5,423	136

		216

ENERGY 0.2%

Fugro NV (a)	1,591	18

Koninklijke Vopak NV	249	14

Royal Dutch Shell PLC ‘A’	2,347	69

		101

FINANCIALS 0.5%

Aegon NV	6,762	31

ASR Nederland NV	380	14

Euronext NV	178	15

ING Groep NV	11,635	140

NN Group NV	970	37

		237

INDUSTRIALS 0.4%

Arcadis NV	654	15

Boskalis Westminster	531	14

Koninklijke BAM Groep NV	3,203	10

Koninklijke Volkerwessels NV	541	13

Signify NV	1,021	32

TKH Group NV	259	14

Wolters Kluwer NV	1,120	82

		180

INFORMATION TECHNOLOGY 0.9%

ASM International NV	233	26

ASML Holding NV	962	285

BE Semiconductor Industries NV	343	14

NXP Semiconductors NV	418	53

		378

MATERIALS 0.5%

Akzo Nobel NV	1,359	139

Koninklijke DSM NV	687	90

		229

REAL ESTATE 0.0%

Eurocommercial Properties NV	484	14

Total Netherlands		1,436

NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Chorus Ltd.	3,232	13

Spark New Zealand Ltd.	11,132	33

		46

CONSUMER DISCRETIONARY 0.0%

SKYCITY Entertainment Group Ltd.	5,711	14

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	1,987	$30

INDUSTRIALS 0.0%

Auckland International Airport Ltd.	2,996	18

MATERIALS 0.1%

Fletcher Building Ltd.	6,740	23

UTILITIES 0.1%

Contact Energy Ltd.	2,621	13

Genesis Energy Ltd.	6,506	13

Meridian Energy Ltd.	4,158	14

		40

Total New Zealand		171

NORWAY 1.0%

COMMUNICATION SERVICES 0.2%

Telenor ASA	4,246	76

CONSUMER STAPLES 0.3%

Austevoll Seafood ASA	1,267	13

Leroy Seafood Group ASA	2,018	13

Mowi ASA	2,060	54

Orkla ASA	3,271	33

Salmar ASA	268	14

		127

ENERGY 0.3%

BW Offshore Ltd. (a)	2,296	17

Equinor ASA	2,060	41

Frontline Ltd.	1,161	15

Nordic American Tankers Ltd.	2,972	15

PGS ASA (a)	5,406	11

SFL Corp. Ltd.	921	13

TGS NOPEC Geophysical Co. ASA	429	13

		125

FINANCIALS 0.1%

Gjensidige Forsikring ASA	1,015	21

SpareBank 1 SR-Bank ASA	1,390	16

		37

INDUSTRIALS 0.0%

Tomra Systems ASA	568	18

MATERIALS 0.1%

Yara International ASA	1,066	45

Total Norway		428

PORTUGAL 0.4%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS S.A.	2,025	33

Sonae SGPS S.A.	12,833	13

		46

MATERIALS 0.0%

Navigator Co. S.A.	3,861	16

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

EDP - Energias de Portugal S.A.	26,931	$117

Total Portugal		179

SINGAPORE 1.1%

COMMUNICATION SERVICES 0.3%

Singapore Press Holdings Ltd.	16,500	27

Singapore Telecommunications Ltd.	47,200	118

		145

CONSUMER DISCRETIONARY 0.0%

Jardine Cycle & Carriage Ltd.	500	11

CONSUMER STAPLES 0.1%

Golden Agri-Resources Ltd.	83,500	15

Wilmar International Ltd.	13,100	40

		55

ENERGY 0.1%

BW LPG Ltd.	2,439	20

FINANCIALS 0.1%

Ascott Residence Trust	13,300	13

Singapore Exchange Ltd.	2,100	14

United Overseas Bank Ltd.	600	12

		39

INDUSTRIALS 0.4%

ComfortDelGro Corp. Ltd.	13,800	24

Keppel Corp. Ltd.	8,700	44

SATS Ltd.	3,500	13

Sembcorp Industries Ltd.	8,000	14

Singapore Airlines Ltd.	4,900	33

Singapore Post Ltd.	19,300	13

Singapore Technologies Engineering Ltd.	8,100	24

		165

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	1,100	13

REAL ESTATE 0.1%

CDL Hospitality Trusts	12,300	15

UOL Group Ltd.	2,400	15

		30

Total Singapore		478

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	3,093	17

Total South Africa		17

SPAIN 3.0%

COMMUNICATION SERVICES 0.4%

Mediaset Espana Comunicacion S.A.	2,030	13

Telefonica S.A.	26,282	184

		197

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.3%

Industria de Diseno Textil S.A.	3,620	$128

CONSUMER STAPLES 0.1%

Ebro Foods S.A.	602	13

Viscofan S.A.	295	16

		29

ENERGY 0.1%

Repsol S.A.	3,475	54

FINANCIALS 0.2%

Banco Santander S.A.	15,620	65

Bolsas y Mercados Espanoles SHMSF S.A.	339	13

Mapfre S.A.	6,700	18

		96

HEALTH CARE 0.1%

Grifols S.A.	1,252	44

INDUSTRIALS 0.5%

ACS Actividades de Construccion Y Servicios S.A.	1,335	54

Aena SME S.A.	340	65

Cia de Distribucion Integral Logista Holdings S.A.	647	15

Ferrovial S.A.	2,016	61

Sacyr S.A.	4,555	13

		208

INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group S.A.	735	60

MATERIALS 0.0%

Acerinox S.A.	1,193	13

UTILITIES 1.2%

Endesa S.A.	4,670	125

Iberdrola S.A.	24,338	251

Naturgy Energy Group S.A.	4,003	101

Red Electrica Corp. S.A.	1,850	37

		514

Total Spain		1,343

SWEDEN 3.8%

COMMUNICATION SERVICES 0.5%

Tele2 AB ‘B’	8,100	118

Telia Co. AB	25,910	111

		229

CONSUMER DISCRETIONARY 0.8%

Autoliv, Inc.	587	49

Bilia AB ‘A’	1,165	13

Electrolux AB ‘B’	2,344	58

Hennes & Mauritz AB ‘B’	8,775	179

JM AB	1,070	32

Scandic Hotels Group AB	1,200	13

		344

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

AAK AB	717	$14

Axfood AB	981	22

Essity AB ‘B’	1,240	40

ICA Gruppen AB	339	16

Swedish Match AB	475	24

		116

FINANCIALS 0.2%

Ratos AB ‘B’	3,722	13

Svenska Handelsbanken AB ‘A’	6,415	69

Swedbank AB ‘A’	1,263	19

		101

HEALTH CARE 0.0%

Getinge AB ‘B’	823	15

INDUSTRIALS 1.5%

Assa Abloy AB ‘B’	3,210	75

Atlas Copco AB ‘A’	4,118	164

Epiroc AB	3,967	48

Indutrade AB	379	14

Intrum AB	456	14

Lifco AB ‘B’	222	14

Loomis AB	324	13

NCC AB ‘B’	945	15

Nibe Industrier AB ‘B’	786	14

Peab AB	1,355	13

S.A.S. AB (a)	6,142	10

Sandvik AB	4,652	91

Skanska AB ‘B’	787	18

SKF AB ‘B’	2,676	54

Volvo AB ‘B’	7,176	120

		677

INFORMATION TECHNOLOGY 0.3%

Telefonaktiebolaget LM Ericsson ‘B’	12,527	110

MATERIALS 0.1%

BillerudKorsnas AB	1,136	14

Boliden AB	489	13

Hexpol AB	1,527	15

Svenska Cellulosa AB S.C.A. ‘B’	1,318	13

		55

REAL ESTATE 0.1%

Atrium Ljungberg AB ‘B’	573	14

Castellum AB	671	16

Fastighets AB Balder (a)	297	13

Hufvudstaden AB ‘A’	702	14

		57

Total Sweden		1,704

SWITZERLAND 7.9%

COMMUNICATION SERVICES 0.2%

Sunrise Communications Group AG	184	14

Swisscom AG	149	79

		93

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.4%

Cie Financiere Richemont S.A.	1,062	$83

Forbo Holding AG	8	14

Garmin Ltd.	720	70

Valora Holding AG	50	14

		181

CONSUMER STAPLES 1.6%

Aryzta AG (a)	12,271	14

Chocoladefabriken Lindt & Spruengli AG	2	16

Coca-Cola HBC AG	527	18

Emmi AG	12	10

Nestle S.A.	5,855	634

		692

FINANCIALS 1.8%

Baloise Holding AG	243	44

Banque Cantonale Vaudoise	19	15

Cembra Money Bank AG	199	22

GAM Holding AG	1,020	3

Julius Baer Group Ltd.	382	20

St Galler Kantonalbank AG	32	15

Swiss Life Holding AG	153	77

Swiss Re AG	1,783	200

Zurich Insurance Group AG	1,035	424

		820

HEALTH CARE 1.4%

Galenica AG	218	13

Roche Holding AG	1,562	508

Sonova Holding AG	168	38

Straumann Holding AG	27	27

Vifor Pharma AG	179	33

		619

INDUSTRIALS 1.2%

ABB Ltd.	6,520	157

Adecco Group AG	1,137	72

Belimo Holding AG	2	15

Bucher Industries AG	38	13

Conzzeta AG	11	13

Flughafen Zurich AG	79	15

Geberit AG	106	60

Georg Fischer AG	14	14

Huber + Suhner AG	171	14

Kuehne + Nagel International AG	373	63

Schindler Holding AG	189	48

SGS S.A.	15	41

Sulzer AG	119	13

Wizz Air Holdings PLC (a)	256	13

		551

INFORMATION TECHNOLOGY 0.3%

Landis + Gyr Group AG	124	13

Logitech International S.A.	363	17

STMicroelectronics NV	965	26

TE Connectivity Ltd.	836	80

		136

MATERIALS 0.8%

EMS-Chemie Holding AG	22	14

	SHARES	MARKET VALUE (000S)

Ferrexpo PLC	4,870	$10

Givaudan S.A.	36	113

Glencore PLC	35,667	111

LafargeHolcim Ltd.	446	25

Sika AG	395	74

		347

REAL ESTATE 0.2%

Allreal Holding AG	79	16

PSP Swiss Property AG	200	28

Swiss Prime Site AG	461	53

		97

Total Switzerland		3,536

UNITED KINGDOM 14.6%

COMMUNICATION SERVICES 0.7%

BT Group PLC	17,669	45

Daily Mail & General Trust PLC	1,365	15

Euromoney Institutional Investor PLC	448	8

ITV PLC	9,940	20

Pearson PLC	6,346	53

Vodafone Group PLC	90,760	176

WPP PLC	969	14

		331

CONSUMER DISCRETIONARY 2.3%

B&M European Value Retail S.A.	4,601	25

Barratt Developments PLC	1,965	19

Bellway PLC	1,066	54

Berkeley Group Holdings PLC	540	35

Burberry Group PLC	1,244	36

Compass Group PLC	6,044	152

Crest Nicholson Holdings PLC	3,037	17

Dixons Carphone PLC	10,381	20

Dunelm Group PLC	1,666	26

EI Group PLC (a)	4,988	19

Fiat Chrysler Automobiles NV	1,306	19

Frasers Group PLC (a)	2,257	14

Greggs PLC	1,248	38

Halfords Group PLC	4,238	10

Inchcape PLC	2,121	20

InterContinental Hotels Group PLC	451	31

J D Wetherspoon PLC	588	13

JD Sports Fashion PLC	3,702	41

Kingfisher PLC	26,471	76

Marks & Spencer Group PLC	17,783	50

Marston’s PLC	7,929	13

Moneysupermarket.com Group PLC	5,017	22

Next PLC	802	75

Persimmon PLC	1,214	43

Pets at Home Group PLC	3,628	13

Restaurant Group PLC	6,638	14

SSP Group PLC	1,924	17

Taylor Wimpey PLC	15,198	39

WH Smith PLC	687	24

Whitbread PLC	291	19

William Hill PLC	8,972	22

		1,016

CONSUMER STAPLES 2.4%

Associated British Foods PLC	1,833	63

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

British American Tobacco PLC	2,531	$108

Britvic PLC	1,247	15

Cranswick PLC	388	17

Diageo PLC	4,887	206

Imperial Brands PLC	2,970	73

J Sainsbury PLC	26,813	82

Reckitt Benckiser Group PLC	1,586	129

Tate & Lyle PLC	5,030	51

Unilever NV	1,200	69

Unilever PLC	2,647	151

WM Morrison Supermarkets PLC	33,377	88

		1,052

ENERGY 0.5%

BP PLC	22,593	142

Hunting PLC	2,741	15

Petrofac Ltd.	3,623	19

Premier Oil PLC (a)	20,444	27

Subsea 7 S.A.	1,331	16

		219

FINANCIALS 2.1%

3i Group PLC	3,010	44

Admiral Group PLC	1,430	44

Ashmore Group PLC	3,364	23

Aviva PLC	2,389	13

Barclays PLC	78,381	187

Direct Line Insurance Group PLC	16,767	69

Hargreaves Lansdown PLC	561	14

HSBC Holdings PLC	5,177	41

IG Group Holdings PLC	3,050	28

Intermediate Capital Group PLC	905	19

Jupiter Fund Management PLC	4,717	26

Lancashire Holdings Ltd.	1,372	14

Legal & General Group PLC	7,088	29

London Stock Exchange Group PLC	969	100

Phoenix Group Holdings PLC	1,351	13

Provident Financial PLC	2,216	13

Royal Bank of Scotland Group PLC	12,239	39

RSA Insurance Group PLC	2,746	21

Saga PLC	11,498	8

Schroders PLC	452	20

Standard Chartered PLC	11,948	113

Standard Life Aberdeen PLC	6,703	29

TP ICAP PLC	2,439	13

		920

HEALTH CARE 1.9%

AstraZeneca PLC	2,711	271

ConvaTec Group PLC	5,276	14

GlaxoSmithKline PLC	20,550	483

Smith & Nephew PLC	3,451	83

		851

INDUSTRIALS 2.1%

Aggreko PLC	2,448	27

Ashtead Group PLC	1,270	41

BAE Systems PLC	10,748	80

Balfour Beatty PLC	5,599	19

Bunzl PLC	671	18

Capita PLC	5,696	12

CNH Industrial NV	2,321	26

Cobham PLC	7,259	16

	SHARES	MARKET VALUE (000S)

easyJet PLC	1,919	$36

Firstgroup PLC (a)	8,445	14

Galliford Try PLC	1,382	16

Go-Ahead Group PLC	467	14

Hays PLC	9,075	22

HomeServe PLC	1,082	18

Howden Joinery Group PLC	3,932	35

IMI PLC	1,436	22

International Consolidated Airlines Group S.A.	4,058	34

Intertek Group PLC	283	22

Meggitt PLC	1,793	16

Pagegroup PLC	2,672	19

QinetiQ Group PLC	2,891	14

RELX PLC	5,489	139

Rentokil Initial PLC	8,710	52

Rotork PLC	3,019	13

Royal Mail PLC	15,802	48

Senior PLC	4,580	11

SIG PLC	8,335	14

Smiths Group PLC	1,354	30

Spirax-Sarco Engineering PLC	369	43

Stagecoach Group PLC	6,318	13

Travis Perkins PLC	2,046	43

Ultra Electronics Holdings PLC	671	19

Vesuvius PLC	2,033	13

		959

INFORMATION TECHNOLOGY 0.3%

AVEVA Group PLC	279	17

Computacenter PLC	577	14

Dialog Semiconductor PLC (a)	259	13

Electrocomponents PLC	1,770	16

Halma PLC	1,120	31

Micro Focus International PLC	946	13

Sage Group PLC	3,418	34

		138

MATERIALS 1.1%

Anglo American PLC	2,973	85

Croda International PLC	373	25

Essentra PLC	2,335	14

Ibstock PLC	3,424	14

Johnson Matthey PLC	1,092	43

Mondi PLC	725	17

Rio Tinto Ltd.	1,744	123

Rio Tinto PLC	1,950	116

Synthomer PLC	3,125	15

Victrex PLC	540	18

		470

REAL ESTATE 0.0%

Savills PLC	935	14

UTILITIES 1.2%

Centrica PLC	41,575	49

Drax Group PLC	4,119	17

National Grid PLC	16,978	212

Pennon Group PLC	3,281	45

Severn Trent PLC	402	14

SSE PLC	9,662	184

United Utilities Group PLC	3,044	38

		559

Total United Kingdom		6,529

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.1%

HEALTH CARE 0.0%

Bausch Health Cos., Inc. (a)	456	$13

MATERIALS 0.1%

Alacer Gold Corp. (a)	5,247	28

Sims Metal Management Ltd.	1,709	13

		41

Total United States		54

Total Common Stocks (Cost $40,758)		42,603

PREFERRED STOCKS 0.4%

GERMANY 0.4%

INDUSTRIALS 0.4%

Fuchs Petrolub SE	382	19

Henkel AG & Co. KGaA	344	36

Porsche Automobil Holding SE	175	13

Sartorius AG	76	16

Schaeffler AG	1,183	13

Volkswagen AG	462	91

		188

Total Preferred Stocks (Cost $176)		188

REAL ESTATE INVESTMENT TRUSTS 3.6%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	1,993	16

Goodman Group	1,804	17

GPT Group	3,331	13

Scentre Group	8,348	22

Stockland	5,080	17

Vicinity Centres	8,618	15

		100

Total Australia		100

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	372	23

Cofinimmo S.A.	117	17

		40

Total Belgium		40

CANADA 0.5%

REAL ESTATE 0.5%

Allied Properties Real Estate Investment Trust	835	33

Canadian Apartment Properties REIT	543	22

Cominar Real Estate Investment Trust	2,148	23

Dream Industrial Real Estate Investment Trust (b)	1,313	13

Dream Office Real Estate Investment Trust	1,154	28

Granite Real Estate Investment Trust	548	28

H&R Real Estate Investment Trust	898	15

RioCan Real Estate Investment Trust	1,930	40

		202

Total Canada		202

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
FRANCE 0.2%

REAL ESTATE 0.2%

Covivio	246	$28

Gecina S.A.	149	27

Klepierre S.A.	808	31

Mercialys S.A.	985	13

		99

Total France		99

GERMANY 0.0%

REAL ESTATE 0.0%

Alstria Office REIT-AG	987	18

Total Germany		18

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	12,000	14

Link REIT	2,500	26

		40

Total Hong Kong		40

JAPAN 1.4%

REAL ESTATE 1.4%

Activia Properties, Inc.	3	15

Advance Residence Investment Corp.	11	35

AEON REIT Investment Corp.	10	14

Daiwa House REIT Investment Corp.	9	24

Daiwa Office Investment Corp.	2	15

Frontier Real Estate Investment Corp.	2	8

Fukuoka REIT Corp.	8	14

GLP J-Reit	18	22

Hulic Reit, Inc. (a)	8	15

Ichigo Office REIT Investment	14	15

Industrial & Infrastructure Fund Investment Corp.	15	23

Invincible Investment Corp.	37	21

Japan Excellent, Inc.	16	26

	SHARES	MARKET VALUE (000S)

Japan Hotel REIT Investment Corp.	18	$13

Japan Logistics Fund, Inc.	8	20

Japan Prime Realty Investment Corp.	5	22

Japan Real Estate Investment Corp.	3	20

Japan Rental Housing Investments, Inc.	17	17

Japan Retail Fund Investment Corp.	10	21

Kenedix Office Investment Corp.	3	23

MCUBS MidCity Investment Corp.	21	23

Mori Hills REIT Investment Corp.	9	15

Mori Trust Sogo Reit, Inc.	10	18

Nippon Accommodations Fund, Inc.	3	19

Nippon Building Fund, Inc.	4	29

Nippon Prologis REIT, Inc.	11	28

Nomura Real Estate Master Fund, Inc.	14	24

Orix JREIT, Inc.	19	41

Premier Investment Corp.	10	14

Tokyu REIT, Inc.	7	13

United Urban Investment Corp.	17	32

		639

Total Japan		639

SINGAPORE 0.3%

REAL ESTATE 0.3%

Ascendas Real Estate Investment Trust	9,200	20

CapitaLand Mall Trust	7,400	14

Keppel DC REIT	9,000	14

Mapletree Commercial Trust	21,227	38

Mapletree Logistics Trust	22,600	29

		115

Total Singapore		115

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	1,172	15

Total Spain		15

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.8%

REAL ESTATE 0.8%

Assura PLC	17,026	$17

Big Yellow Group PLC	1,233	19

British Land Co. PLC	4,376	37

Derwent London PLC	354	19

Great Portland Estates PLC	1,215	14

Land Securities Group PLC	4,623	61

LondonMetric Property PLC	4,448	14

Segro PLC	4,841	58

Shaftesbury PLC	1,731	22

Tritax Big Box REIT PLC	7,008	14

UNITE Group PLC	2,767	46

Workspace Group PLC (a)	874	14

		335

Total United Kingdom		335

Total Real Estate Investment Trusts (Cost $1,437)		1,603

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A. - Exp. 1/21/2020	4,997	2

Total Rights (Cost $2)		2

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (c) 1.4%
		605

Total Short-Term Instruments (Cost $605)		605

Total Investments in Securities (Cost $42,978)		45,001

Total Investments 100.6% (Cost $42,978)		$45,001

Other Assets and Liabilities, net (0.6)%		(274)

Net Assets 100.0%		$44,727

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Software, Inc.	03/27/2018 -12/18/2019	$49	$58	0.13%
Detour Gold Corp.	09/30/2019 -12/18/2019	11	14	0.03
Dream Industrial Real Estate Investment Trust	12/20/2019	13	13	0.03
Great-West Lifeco, Inc.	03/27/2018 -12/18/2019	19	20	0.05
Kirkland Lake Gold Ltd.	06/29/2018 -12/18/2019	16	23	0.05
Martinrea International, Inc.	08/31/2017 -12/18/2019	12	14	0.03
Stars Group, Inc.	12/20/2019	14	14	0.03

		$134	$156	0.35%

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$605	U.S. Treasury Notes 2.750% due 09/15/2021	$(621)	$605	$605

Total Repurchase Agreements						$(621)	$605	$605

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$605	$0	$0	$605	$(621)	$(16)

Total Borrowings and Other Financing Transactions	$605	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$212	$0	$212
Consumer Discretionary	0	319	0	319
Consumer Staples	0	261	0	261
Energy	0	222	0	222
Financials	0	482	0	482
Health Care	0	222	0	222
Industrials	0	204	0	204
Information Technology	25	13	0	38
Materials	0	497	0	497
Real Estate	0	18	0	18
Utilities	0	37	0	37
Austria
Energy	0	38	0	38
Industrials	0	14	0	14
Information Technology	0	4	0	4
Materials	13	0	0	13
Real Estate	18	0	0	18
Utilities	13	0	0	13
Belgium
Communication Services	0	43	0	43
Consumer Discretionary	19	0	0	19
Consumer Staples	23	200	0	223
Energy	0	27	0	27
Financials	0	83	0	83
Health Care	0	24	0	24
Industrials	0	13	0	13
Information Technology	0	18	0	18
Materials	0	14	0	14
Utilities	15	0	0	15
Cambodia
Consumer Discretionary	0	14	0	14

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Canada
Communication Services	$251	$0	$0	$251
Consumer Discretionary	385	0	0	385
Consumer Staples	329	0	0	329
Energy	328	0	0	328
Financials	578	0	0	578
Health Care	15	0	0	15
Industrials	567	0	0	567
Information Technology	207	0	0	207
Materials	312	0	0	312
Real Estate	34	0	0	34
Utilities	162	0	0	162
Denmark
Consumer Staples	0	65	0	65
Financials	34	0	0	34
Health Care	15	333	0	348
Industrials	129	73	0	202
Materials	27	0	0	27
Utilities	50	0	0	50
Finland
Communication Services	32	0	0	32
Consumer Staples	0	55	0	55
Energy	78	0	0	78
Financials	0	36	0	36
Health Care	0	31	0	31
Industrials	0	138	0	138
Information Technology	14	13	0	27
Materials	0	96	0	96
Utilities	0	26	0	26
France
Communication Services	44	161	0	205
Consumer Discretionary	63	451	0	514
Consumer Staples	29	335	0	364
Energy	0	80	0	80

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financials	$14	$292	$0	$306
Health Care	0	43	0	43
Industrials	32	899	0	931
Information Technology	0	60	0	60
Real Estate	0	17	0	17
Utilities	0	242	0	242
Germany
Communication Services	51	19	0	70
Consumer Discretionary	194	232	0	426
Consumer Staples	34	41	0	75
Financials	0	497	0	497
Health Care	0	114	0	114
Industrials	69	312	0	381
Information Technology	0	300	0	300
Materials	0	275	0	275
Real Estate	28	149	0	177
Utilities	0	231	0	231
Hong Kong
Communication Services	0	66	0	66
Consumer Discretionary	32	112	0	144
Consumer Staples	11	65	0	76
Health Care	0	43	0	43
Industrials	19	104	0	123
Information Technology	0	43	0	43
Real Estate	0	171	0	171
Utilities	0	133	0	133
Ireland
Consumer Discretionary	36	25	0	61
Consumer Staples	83	13	0	96
Health Care	211	14	0	225
Industrials	62	110	0	172
Materials	0	152	0	152
Israel
Communication Services	0	13	0	13
Energy	0	31	0	31
Financials	12	112	0	124
Industrials	0	27	0	27
Information Technology	22	27	0	49
Materials	0	36	0	36
Italy
Communication Services	13	29	0	42
Consumer Discretionary	0	61	0	61
Energy	0	120	0	120
Financials	0	232	0	232
Health Care	0	45	0	45
Industrials	28	60	0	88
Utilities	31	250	0	281
Japan
Communication Services	0	992	0	992
Consumer Discretionary	0	2,248	0	2,248
Consumer Staples	0	896	0	896
Energy	0	111	0	111
Financials	0	325	0	325
Health Care	0	1,172	0	1,172
Industrials	0	2,377	0	2,377
Information Technology	0	1,789	0	1,789
Materials	0	695	0	695
Real Estate	0	95	0	95
Utilities	0	337	0	337
Luxembourg
Communication Services	23	24	0	47
Health Care	13	0	0	13
Materials	0	58	0	58
Real Estate	0	31	0	31
Macau
Consumer Discretionary	0	62	0	62
Netherlands
Communication Services	20	48	0	68
Consumer Discretionary	0	13	0	13
Consumer Staples	0	216	0	216
Energy	0	101	0	101

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financials	$0	$237	$0	$237
Industrials	13	167	0	180
Information Technology	53	325	0	378
Materials	0	229	0	229
Real Estate	14	0	0	14
New Zealand
Communication Services	0	46	0	46
Consumer Discretionary	0	14	0	14
Health Care	0	30	0	30
Industrials	0	18	0	18
Materials	0	23	0	23
Utilities	0	40	0	40
Norway
Communication Services	0	76	0	76
Consumer Staples	13	114	0	127
Energy	43	82	0	125
Financials	16	21	0	37
Industrials	0	18	0	18
Materials	0	45	0	45
Portugal
Consumer Staples	13	33	0	46
Materials	0	16	0	16
Utilities	0	117	0	117
Singapore
Communication Services	0	145	0	145
Consumer Discretionary	0	11	0	11
Consumer Staples	0	55	0	55
Energy	0	20	0	20
Financials	0	39	0	39
Industrials	0	165	0	165
Information Technology	0	13	0	13
Real Estate	0	30	0	30
South Africa
Health Care	17	0	0	17
Spain
Communication Services	0	197	0	197
Consumer Discretionary	0	128	0	128
Consumer Staples	13	16	0	29
Energy	0	54	0	54
Financials	13	83	0	96
Health Care	0	44	0	44
Industrials	0	208	0	208
Information Technology	0	60	0	60
Materials	0	13	0	13
Utilities	0	514	0	514
Sweden
Communication Services	0	229	0	229
Consumer Discretionary	62	282	0	344
Consumer Staples	0	116	0	116
Financials	0	101	0	101
Health Care	0	15	0	15
Industrials	14	663	0	677
Information Technology	0	110	0	110
Materials	0	55	0	55
Real Estate	44	13	0	57
Switzerland
Communication Services	0	93	0	93
Consumer Discretionary	70	111	0	181
Consumer Staples	26	666	0	692
Financials	15	805	0	820
Health Care	0	619	0	619
Industrials	15	536	0	551
Information Technology	80	56	0	136
Materials	0	347	0	347
Real Estate	16	81	0	97
United Kingdom
Communication Services	8	323	0	331
Consumer Discretionary	143	873	0	1,016
Consumer Staples	105	947	0	1,052
Energy	27	192	0	219
Financials	36	884	0	920

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Health Care	$0	$851	$0	$851
Industrials	232	727	0	959
Information Technology	14	124	0	138
Materials	29	441	0	470
Real Estate	14	0	0	14
Utilities	80	479	0	559
United States
Health Care	13	0	0	13
Materials	28	13	0	41
Preferred Stocks
Germany
Industrials	0	188	0	188
Real Estate Investment Trusts
Australia
Real Estate	0	100	0	100
Belgium
Real Estate	40	0	0	40
Canada
Real Estate	202	0	0	202
France
Real Estate	40	59	0	99

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Germany
Real Estate	$18	$0	$0	$18
Hong Kong
Real Estate	0	40	0	40
Japan
Real Estate	186	453	0	639
Singapore
Real Estate	0	115	0	115
Spain
Real Estate	0	15	0	15
United Kingdom
Real Estate	147	188	0	335
Rights
Spain
Energy	2	0	0	2
Short-Term Instruments
Repurchase Agreements	0	605	0	605

Total Investments	$6,761	$38,240	$0	$45,001

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.8%

COMMON STOCKS 92.8%

IRELAND 0.5%

INFORMATION TECHNOLOGY 0.5%

Accenture PLC ‘A’	2,937	$618

Total Ireland		618

LUXEMBOURG 0.0%

MATERIALS 0.0%

Ternium S.A. SP - ADR	412	9

Total Luxembourg		9

SWITZERLAND 0.4%

FINANCIALS 0.4%

Chubb Ltd.	2,852	444

Total Switzerland		444

UNITED KINGDOM 0.7%

CONSUMER STAPLES 0.1%

Avon Products, Inc.	4,106	23

Coca-Cola European Partners PLC	670	34

Nomad Foods Ltd. (a)	1,618	37

		94

ENERGY 0.0%

Valaris PLC	744	5

FINANCIALS 0.3%

Aon PLC	1,438	300

Janus Henderson Group PLC	584	14

Willis Towers Watson PLC	655	132

		446

INDUSTRIALS 0.1%

IHS Markit Ltd. (a)	1,686	127

MATERIALS 0.2%

Linde PLC	1,104	235

Total United Kingdom		907

UNITED STATES 91.2%

COMMUNICATION SERVICES 7.9%

Altice USA, Inc. ‘A’ (a)	682	19

AMC Entertainment Holdings, Inc. ‘A’ (c)	1,812	13

AMC Networks, Inc. ‘A’ (a)	380	15

AT&T, Inc.	42,927	1,678

Cable One, Inc.	59	88

CenturyLink, Inc.	16,010	212

Charter Communications, Inc. ‘A’ (a)	324	157

Cinemark Holdings, Inc.	1,439	49

Comcast Corp. ‘A’	9,283	417

Discovery, Inc. ‘A’ (a)	861	28

DISH Network Corp. (a)	482	17

Facebook, Inc. ‘A’ (a)	4,833	992

Gannett Co., Inc.	5,050	32

Interpublic Group of Cos., Inc.	3,747	87

Liberty Broadband Corp. ‘C’ (a)	894	112

	SHARES	MARKET VALUE (000S)

Liberty Media Corp-Liberty Formula One (a)	821	$38

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	4,129	199

Live Nation Entertainment, Inc. (a)	522	37

Madison Square Garden Co. ‘A’ (a)	97	29

New York Times Co. ‘A’	537	17

News Corp. ‘A’	5,343	76

Nexstar Media Group, Inc. ‘A’	166	19

Omnicom Group, Inc.	2,116	171

Scholastic Corp.	627	24

Sinclair Broadcast Group, Inc. ‘A’	822	27

Sirius XM Holdings, Inc.	3,828	27

Snap, Inc. (a)	2,560	42

Sprint Corp. (a)	4,912	26

TEGNA, Inc.	5,695	95

Telephone & Data Systems, Inc.	1,550	39

U.S. Cellular Corp. (a)	429	16

Verizon Communications, Inc.	46,113	2,831

ViacomCBS, Inc. ‘B’	12,868	540

Walt Disney Co.	13,312	1,925

Zayo Group Holdings, Inc. (a)	909	32

Zillow Group, Inc. ‘C’ (a)	613	28

Zynga, Inc. ‘A’ (a)	3,205	20

		10,174

CONSUMER DISCRETIONARY 14.8%

Aaron’s, Inc.	917	52

Abercrombie & Fitch Co. ‘A’	3,240	56

Adient PLC	1,636	35

Adtalem Global Education, Inc. (a)	946	33

Advance Auto Parts, Inc.	244	39

American Axle & Manufacturing Holdings, Inc. (a)	2,431	26

American Eagle Outfitters, Inc.	6,818	100

Aramark	1,694	74

Asbury Automotive Group, Inc. (a)	597	67

AutoNation, Inc. (a)	835	41

AutoZone, Inc. (a)	263	313

Bed Bath & Beyond, Inc. (c)	11,601	201

Best Buy Co., Inc.	4,266	375

Big Lots, Inc.	1,862	53

Bloomin’ Brands, Inc.	1,769	39

Booking Holdings, Inc. (a)	21	43

BorgWarner, Inc.	424	18

Bright Horizons Family Solutions, Inc. (a)	458	69

Brinker International, Inc.	3,308	139

Buckle, Inc.	2,154	58

Burlington Stores, Inc. (a)	126	29

Caesars Entertainment Corp. (a)	1,876	26

Caleres, Inc.	1,022	24

CarMax, Inc. (a)	337	30

Carter’s, Inc.	1,040	114

Cheesecake Factory, Inc.	2,131	83

Chico’s FAS, Inc.	8,763	33

Chipotle Mexican Grill, Inc. (a)	314	263

Churchill Downs, Inc.	350	48

Cooper Tire & Rubber Co.	1,378	40

Core-Mark Holding Co., Inc.	1,329	36

Cracker Barrel Old Country Store, Inc.	486	75

Dana, Inc.	3,472	63

Darden Restaurants, Inc.	868	95

Deckers Outdoor Corp. (a)	699	118

	SHARES	MARKET VALUE (000S)

Designer Brands, Inc.	4,072	$64

Dick’s Sporting Goods, Inc.	1,092	54

Dillard’s, Inc. ‘A’ (c)	291	21

Dollar General Corp.	4,563	712

Dollar Tree, Inc. (a)	1,223	115

Domino’s Pizza, Inc.	474	139

Dorman Products, Inc. (a)	435	33

DR Horton, Inc.	709	37

Dunkin’ Brands Group, Inc.	694	52

eBay, Inc.	2,495	90

Extended Stay America, Inc.	1,509	22

Foot Locker, Inc.	2,999	117

Ford Motor Co.	53,847	501

Fossil Group, Inc. (a)	4,424	35

G-III Apparel Group Ltd. (a)	957	32

GameStop Corp. ‘A’ (c)	4,394	27

Gap, Inc.	7,530	133

General Motors Co.	17,625	645

Genesco, Inc. (a)	1,129	54

Gentex Corp.	3,385	98

Genuine Parts Co.	661	70

Goodyear Tire & Rubber Co.	880	14

Graham Holdings Co. ‘B’	94	60

Group 1 Automotive, Inc.	834	83

Guess?, Inc.	1,567	35

H&R Block, Inc.	3,467	81

Hanesbrands, Inc.	4,721	70

Harley-Davidson, Inc.	1,352	50

Hasbro, Inc.	474	50

Hilton Worldwide Holdings, Inc.	1,105	123

Home Depot, Inc.	6,390	1,395

Houghton Mifflin Harcourt Co. (a)	3,422	21

International Game Technology PLC	1,002	15

Jack in the Box, Inc.	803	63

KB Home	624	21

Kohl’s Corp.	2,394	122

L Brands, Inc.	2,711	49

La-Z-Boy, Inc.	1,188	37

Las Vegas Sands Corp.	2,043	141

LCI Industries	143	15

Lear Corp.	408	56

Leggett & Platt, Inc.	2,179	111

Lennar Corp. ‘A’	592	33

Lithia Motors, Inc. ‘A’	384	56

LKQ Corp. (a)	587	21

Lowe’s Cos., Inc.	4,895	586

Macy’s, Inc.	11,746	200

Marriott International, Inc. ‘A’	501	76

Marriott Vacations Worldwide Corp.	435	56

Mattel, Inc. (a)(c)	4,647	63

McDonald’s Corp.	7,241	1,431

MDC Holdings, Inc.	1,301	50

Meritage Homes Corp. (a)	723	44

MGM Resorts International	928	31

Mohawk Industries, Inc. (a)	121	17

Murphy USA, Inc. (a)	1,403	164

Newell Brands, Inc.	1,222	24

NIKE, Inc. ‘B’	4,583	464

Nordstrom, Inc.	2,990	122

NVR, Inc. (a)	42	160

O’Reilly Automotive, Inc. (a)	724	317

Office Depot, Inc.	25,359	70

Penske Automotive Group, Inc.	410	21

Polaris, Inc.	212	22

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Pool Corp.	486	$103

PulteGroup, Inc.	2,007	78

Qurate Retail, Inc. (a)	3,419	29

Ralph Lauren Corp.	484	57

Regis Corp. (a)	1,411	25

RH (a)	123	26

Ross Stores, Inc.	1,791	209

Sally Beauty Holdings, Inc. (a)	6,121	112

SeaWorld Entertainment, Inc. (a)	1,623	51

Service Corp. International	473	22

ServiceMaster Global Holdings, Inc. (a)	569	22

Signet Jewelers Ltd.	1,240	27

Six Flags Entertainment Corp.	1,451	65

Skechers U.S.A., Inc. ‘A’ (a)	481	21

Sleep Number Corp. (a)	753	37

Sonic Automotive, Inc. ‘A’	1,262	39

Starbucks Corp.	9,339	821

Steven Madden Ltd.	1,276	55

Sturm Ruger & Co., Inc.	642	30

Target Corp.	18,872	2,420

Taylor Morrison Home Corp. ‘A’ (a)	1,363	30

Tempur Sealy International, Inc. (a)	510	44

Texas Roadhouse, Inc.	290	16

Thor Industries, Inc.	958	71

Tiffany & Co.	239	32

TJX Cos., Inc.	10,681	652

Toll Brothers, Inc.	481	19

Tractor Supply Co.	889	83

Ulta Salon Cosmetics & Fragrance, Inc. (a)	177	45

Urban Outfitters, Inc. (a)	2,105	58

Vail Resorts, Inc.	175	42

VF Corp.	1,621	162

Visteon Corp. (a)	609	53

Wendy’s Co.	9,471	210

Whirlpool Corp.	778	115

Williams-Sonoma, Inc.	2,093	154

Wyndham Destinations, Inc.	1,618	84

Wynn Resorts Ltd.	147	20

Yum! Brands, Inc.	3,382	341

		19,079

CONSUMER STAPLES 14.3%

Altria Group, Inc.	6,627	331

Andersons, Inc.	1,016	26

Archer-Daniels-Midland Co.	10,827	502

Boston Beer Co., Inc. ‘A’ (a)	177	67

Brown-Forman Corp. ‘B’	2,713	183

Bunge Ltd.	3,806	219

Cal-Maine Foods, Inc.	950	41

Campbell Soup Co.	2,211	109

Casey’s General Stores, Inc.	1,038	165

Church & Dwight Co., Inc.	2,153	151

Clorox Co.	685	105

Coca-Cola Co.	28,616	1,584

Colgate-Palmolive Co.	5,781	398

Conagra Brands, Inc.	2,478	85

Constellation Brands, Inc. ‘A’	327	62

Costco Wholesale Corp.	4,792	1,408

Coty, Inc. ‘A’	610	7

Darling Ingredients, Inc. (a)	718	20

Edgewell Personal Care Co. (a)	720	22

Estee Lauder Cos., Inc. ‘A’	1,487	307

	SHARES	MARKET VALUE (000S)

Flowers Foods, Inc.	3,625	$79

Fresh Del Monte Produce, Inc.	1,129	40

General Mills, Inc.	6,000	321

Herbalife Nutrition Ltd. (a)	887	42

Hershey Co.	1,264	186

Hormel Foods Corp.	1,743	79

Ingles Markets, Inc. ‘A’	330	16

Ingredion, Inc.	406	38

J&J Snack Foods Corp.	168	31

JM Smucker Co.	1,081	113

Kellogg Co.	2,323	161

Keurig Dr Pepper, Inc.	1,430	41

Kimberly-Clark Corp.	2,388	328

Kroger Co.	23,986	695

Lamb Weston Holdings, Inc.	459	40

Lancaster Colony Corp.	335	54

McCormick & Co., Inc.	507	86

Mondelez International, Inc. ‘A’	2,913	160

Monster Beverage Corp. (a)	1,345	86

Nu Skin Enterprises, Inc. ‘A’	1,822	75

PepsiCo, Inc.	14,586	1,993

Performance Food Group Co. (a)	2,352	121

Philip Morris International, Inc.	18,492	1,574

Pilgrim’s Pride Corp. (a)	180	6

Procter & Gamble Co.	19,606	2,449

Sanderson Farms, Inc.	1,031	182

Sprouts Farmers Market, Inc. (a)	1,671	32

Sysco Corp.	4,680	400

TreeHouse Foods, Inc. (a)	911	44

Tyson Foods, Inc. ‘A’	3,156	287

U.S. Foods Holding Corp. (a)	2,593	109

United Natural Foods, Inc. (a)	2,105	18

Universal Corp.	527	30

Vector Group Ltd.	2,913	39

Walgreens Boots Alliance, Inc.	1,635	96

Walmart, Inc.	21,363	2,539

Weis Markets, Inc.	329	13

		18,395

ENERGY 4.7%

Apache Corp.	887	23

Arch Coal, Inc. ‘A’	193	14

Archrock, Inc.	2,058	21

Baker Hughes Co.	3,657	94

Chevron Corp.	8,715	1,050

CNX Resources Corp. (a)	2,594	23

ConocoPhillips	5,028	327

CVR Energy, Inc.	313	13

Dril-Quip, Inc. (a)	1,382	65

Exxon Mobil Corp.	14,136	986

Green Plains, Inc.	1,912	29

Helix Energy Solutions Group, Inc. (a)	3,313	32

Helmerich & Payne, Inc.	423	19

Hess Corp.	4,438	296

HollyFrontier Corp.	4,216	214

Kinder Morgan, Inc.	8,332	176

Marathon Oil Corp.	7,590	103

Marathon Petroleum Corp.	6,092	367

Murphy Oil Corp.	2,645	71

Nabors Industries Ltd.	9,055	26

National Oilwell Varco, Inc.	6,653	167

Oceaneering International, Inc. (a)	4,480	67

Oil States International, Inc. (a)	1,782	29

	SHARES	MARKET VALUE (000S)

ONEOK, Inc.	1,091	$82

Patterson-UTI Energy, Inc.	3,993	42

PBF Energy, Inc. ‘A’	1,592	50

Phillips 66	6,452	719

QEP Resources, Inc.	8,020	36

SM Energy Co.	3,193	36

Transocean Ltd. (a)	5,893	40

Valero Energy Corp.	7,399	693

Whiting Petroleum Corp. (a)	3,109	23

World Fuel Services Corp.	1,718	75

		6,008

FINANCIALS 8.1%

Affiliated Managers Group, Inc.	226	19

Aflac, Inc.	6,961	368

Alleghany Corp. (a)	110	88

Allstate Corp.	4,041	454

Ally Financial, Inc.	6,876	210

Ambac Financial Group, Inc. (a)	956	21

American Express Co.	1,272	158

American Financial Group, Inc.	411	45

American International Group, Inc.	14,738	757

American National Insurance Co.	147	17

Ameriprise Financial, Inc.	260	43

Arthur J Gallagher & Co.	625	60

Artisan Partners Asset Management, Inc. ‘A’	531	17

Assurant, Inc.	1,123	147

AXA Equitable Holdings, Inc.	913	23

BlackRock, Inc.	244	123

Brighthouse Financial, Inc. (a)	1,197	47

Brown & Brown, Inc.	2,413	95

Cannae Holdings, Inc. (a)	806	30

Capital One Financial Corp.	4,209	433

Capitol Federal Financial, Inc.	1,030	14

Cincinnati Financial Corp.	1,137	120

CIT Group, Inc.	1,513	69

Citigroup, Inc.	4,486	358

Citizens Financial Group, Inc.	894	36

CME Group, Inc.	902	181

CNO Financial Group, Inc.	2,296	42

Cohen & Steers, Inc.	290	18

Discover Financial Services	1,897	161

Erie Indemnity Co. ‘A’	351	58

Essent Group Ltd.	345	18

Evercore, Inc. ‘A’	317	24

FactSet Research Systems, Inc.	327	88

Federated Investors, Inc. ‘B’	1,404	46

Fidelity National Financial, Inc.	1,794	81

Fifth Third Bancorp	1,455	45

First American Financial Corp.	1,617	94

First Horizon National Corp.	1,135	19

First Republic Bank	619	73

FirstCash, Inc.	263	21

Franklin Resources, Inc.	4,939	128

Genworth Financial, Inc. ‘A’ (a)	10,973	48

Globe Life, Inc.	205	22

Goldman Sachs Group, Inc.	1,327	305

Hanover Insurance Group, Inc.	439	60

Hartford Financial Services Group, Inc.	738	45

Intercontinental Exchange, Inc.	2,260	209

Invesco Ltd.	2,160	39

Jefferies Financial Group, Inc.	1,262	27

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Kemper Corp.	463	$36

KeyCorp.	2,022	41

Legg Mason, Inc.	1,510	54

Lincoln National Corp.	1,944	115

Loews Corp.	3,724	195

LPL Financial Holdings, Inc.	1,739	160

Markel Corp. (a)	49	56

MarketAxess Holdings, Inc.	238	90

Marsh & McLennan Cos., Inc.	4,565	509

MBIA, Inc. (a)	2,828	26

Mercury General Corp.	718	35

MetLife, Inc.	4,509	230

MGIC Investment Corp.	1,962	28

Moody’s Corp.	558	133

Morningstar, Inc.	301	46

MSCI, Inc.	723	187

Nasdaq, Inc.	570	61

Navient Corp.	5,237	72

Nelnet, Inc. ‘A’	225	13

New York Community Bancorp, Inc.	2,696	32

Old Republic International Corp.	2,026	45

Pinnacle Financial Partners, Inc.	276	18

PNC Financial Services Group, Inc.	823	131

PRA Group, Inc. (a)	815	30

Principal Financial Group, Inc.	570	31

ProAssurance Corp.	963	35

Progressive Corp.	2,475	179

Radian Group, Inc.	745	19

Reinsurance Group of America, Inc.	128	21

RLI Corp.	444	40

S&P Global, Inc.	981	268

Santander Consumer USA Holdings, Inc.	1,818	43

SEI Investments Co.	1,419	93

Sterling Bancorp	735	16

Stewart Information Services Corp.	842	34

Stifel Financial Corp.	245	15

Synchrony Financial	1,288	46

T Rowe Price Group, Inc.	1,685	205

Travelers Cos., Inc.	5,675	777

U.S. Bancorp	2,946	175

United Bankshares, Inc.	370	14

Unum Group	522	15

Valley National Bancorp	1,198	14

Voya Financial, Inc.	2,427	148

Waddell & Reed Financial, Inc. ‘A’	3,865	65

Western Alliance Bancorp	352	20

White Mountains Insurance Group Ltd.	71	79

World Acceptance Corp. (a)	351	30

WR Berkley Corp.	1,164	80

		10,409

HEALTH CARE 9.6%

AbbVie, Inc.	4,728	419

Allergan PLC	674	129

AmerisourceBergen Corp.	234	20

Anthem, Inc.	1,491	450

Baxter International, Inc.	3,410	285

Becton Dickinson and Co.	331	90

Bio-Rad Laboratories, Inc. ‘A’ (a)	168	62

Bio-Techne Corp.	141	31

Biogen, Inc. (a)	369	110

Brookdale Senior Living, Inc. (a)	4,943	36

	SHARES	MARKET VALUE (000S)

Bruker Corp.	878	$45

Cardinal Health, Inc.	4,009	203

Catalent, Inc. (a)	987	56

Cerner Corp.	1,102	81

Chemed Corp.	292	128

Cigna Corp.	191	39

Cooper Cos., Inc.	387	124

CVS Health Corp.	28,074	2,086

Danaher Corp.	3,051	468

DaVita, Inc. (a)	1,372	103

Dentsply Sirona, Inc.	1,573	89

Edwards Lifesciences Corp. (a)	767	179

Encompass Health Corp.	590	41

Gilead Sciences, Inc.	8,800	572

HCA Healthcare, Inc.	1,616	239

Henry Schein, Inc. (a)	888	59

Hologic, Inc. (a)	984	51

Humana, Inc.	933	342

Incyte Corp. (a)	666	58

Intuitive Surgical, Inc. (a)	146	86

IQVIA Holdings, Inc. (a)	622	96

Johnson & Johnson	11,703	1,707

Laboratory Corp. of America Holdings (a)	592	100

Magellan Health, Inc. (a)	758	59

Masimo Corp. (a)	374	59

McKesson Corp.	2,440	338

MEDNAX, Inc. (a)	1,307	36

Merck & Co., Inc.	13,429	1,221

Mettler-Toledo International, Inc. (a)	190	151

Myriad Genetics, Inc. (a)	2,157	59

Patterson Cos., Inc.	3,728	76

Pfizer, Inc.	7,536	295

Premier, Inc. ‘A’ (a)	430	16

Quest Diagnostics, Inc.	937	100

ResMed, Inc.	1,033	160

Select Medical Holdings Corp. (a)	1,092	26

Stryker Corp.	633	133

Syneos Health, Inc. (a)	312	19

Teleflex, Inc.	332	125

Tenet Healthcare Corp. (a)	5,186	197

Thermo Fisher Scientific, Inc.	823	267

United Therapeutics Corp. (a)	494	44

Universal Health Services, Inc. ‘B’	160	23

Varian Medical Systems, Inc. (a)	137	19

Waters Corp. (a)	86	20

West Pharmaceutical Services, Inc.	272	41

Zimmer Biomet Holdings, Inc.	423	63

Zoetis, Inc.	1,487	197

		12,328

INDUSTRIALS 11.5%

3M Co.	2,760	487

AAR Corp.	728	33

ABM Industries, Inc.	1,204	45

ACCO Brands Corp.	1,830	17

Actuant Corp. ‘A’	1,224	32

Acuity Brands, Inc.	317	44

Advanced Disposal Services, Inc. (a)	792	26

AECOM (a)	1,563	67

AGCO Corp.	809	62

Air Lease Corp.	391	19

Aircastle Ltd.	1,203	39

	SHARES	MARKET VALUE (000S)

Allegiant Travel Co.	217	$38

Allison Transmission Holdings, Inc.	1,414	68

AMERCO	75	28

American Airlines Group, Inc.	4,808	138

AMETEK, Inc.	468	47

AO Smith Corp.	887	42

Applied Industrial Technologies, Inc.	576	38

ArcBest Corp.	888	25

Arconic, Inc.	694	21

Arcosa, Inc.	974	43

Armstrong World Industries, Inc.	589	55

Astec Industries, Inc.	380	16

Atlas Air Worldwide Holdings, Inc. (a)	641	18

Avis Budget Group, Inc. (a)	3,302	106

Boeing Co.	1,650	538

Brady Corp. ‘A’	291	17

Brink’s Co.	179	16

BWX Technologies, Inc.	1,330	83

Carlisle Cos., Inc.	207	34

CH Robinson Worldwide, Inc.	1,854	145

Cintas Corp.	791	213

Clean Harbors, Inc. (a)	190	16

Colfax Corp. (a)	650	24

Copart, Inc. (a)	2,936	267

CoStar Group, Inc. (a)	134	80

Covanta Holding Corp.	1,602	24

Crane Co.	318	27

CSX Corp.	2,492	180

Cummins, Inc.	1,245	223

Curtiss-Wright Corp.	417	59

Deere & Co.	737	128

Delta Air Lines, Inc.	884	52

Deluxe Corp.	1,051	52

Donaldson Co., Inc.	1,076	62

Dover Corp.	294	34

Eaton Corp. PLC	850	81

EMCOR Group, Inc.	204	18

Emerson Electric Co.	3,136	239

Encore Wire Corp.	336	19

Equifax, Inc.	444	62

Expeditors International of Washington, Inc.	1,346	105

Fastenal Co.	3,454	128

Fluor Corp.	2,839	54

Fortive Corp.	344	26

Fortune Brands Home & Security, Inc.	284	19

Franklin Electric Co., Inc.	401	23

FTI Consulting, Inc. (a)	973	108

Gardner Denver Holdings, Inc. (a)	487	18

GATX Corp.	731	61

Generac Holdings, Inc. (a)	826	83

General Dynamics Corp.	1,550	273

General Electric Co.	39,889	445

GMS, Inc. (a)	530	14

Graco, Inc.	860	45

Greenbrier Cos., Inc.	1,508	49

Griffon Corp.	611	12

Hawaiian Holdings, Inc.	1,040	30

HD Supply Holdings, Inc. (a)	1,185	48

Healthcare Services Group, Inc.	823	20

HEICO Corp.	351	40

Herman Miller, Inc.	957	40

Hertz Global Holdings, Inc. (a)	3,442	54

Hexcel Corp.	987	72

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

HNI Corp.	826	$31

Honeywell International, Inc.	1,466	259

Hub Group, Inc. ‘A’ (a)	955	49

Hubbell, Inc.	356	53

Huntington Ingalls Industries, Inc.	82	21

Hyster-Yale Materials Handling, Inc.	299	18

IDEX Corp.	308	53

Illinois Tool Works, Inc.	2,135	384

Ingersoll-Rand PLC	491	65

ITT, Inc.	908	67

Jacobs Engineering Group, Inc.	1,539	138

JB Hunt Transport Services, Inc.	414	48

JetBlue Airways Corp. (a)	2,154	40

Johnson Controls International PLC	1,631	66

Kansas City Southern	203	31

KAR Auction Services, Inc.	2,215	48

KBR, Inc.	4,647	142

Kelly Services, Inc. ‘A’	674	15

Knight-Swift Transportation Holdings, Inc.	744	27

L3Harris Technologies, Inc.	1,162	230

Landstar System, Inc.	410	47

Lennox International, Inc.	319	78

Lincoln Electric Holdings, Inc.	730	71

Lockheed Martin Corp.	2,016	785

Macquarie Infrastructure Corp.	2,015	86

ManpowerGroup, Inc.	889	86

Masco Corp.	2,840	136

Masonite International Corp. (a)	388	28

MasTec, Inc. (a)	224	14

Moog, Inc. ‘A’	494	42

MRC Global, Inc. (a)	1,982	27

MSC Industrial Direct Co., Inc. ‘A’	1,180	93

Mueller Industries, Inc.	915	29

Neilsen Holdings PLC	627	13

Nordson Corp.	476	78

Northrop Grumman Corp.	1,445	497

NOW, Inc. (a)	3,403	38

Old Dominion Freight Line, Inc.	467	89

Oshkosh Corp.	258	24

Owens Corning	601	39

PACCAR, Inc.	685	54

Parker-Hannifin Corp.	263	54

Pitney Bowes, Inc.	8,567	35

Quanta Services, Inc.	1,646	67

Raytheon Co.	1,926	423

Republic Services, Inc.	882	79

Robert Half International, Inc.	971	61

Rockwell Automation, Inc.	712	144

Rollins, Inc.	933	31

Roper Technologies, Inc.	210	74

Rush Enterprises, Inc. ‘A’	800	37

Ryder System, Inc.	385	21

SkyWest, Inc.	813	53

Southwest Airlines Co.	511	28

SPX FLOW, Inc. (a)	607	30

Stanley Black & Decker, Inc.	312	52

Steelcase, Inc. ‘A’	2,810	57

Stericycle, Inc. (a)	952	61

Teledyne Technologies, Inc. (a)	309	107

Terex Corp.	2,392	71

Tetra Tech, Inc.	200	17

Timken Co.	1,789	101

Toro Co.	1,445	115

	SHARES	MARKET VALUE (000S)

TransDigm Group, Inc.	402	$225

TransUnion	693	59

Trinity Industries, Inc.	2,259	50

Triumph Group, Inc.	1,272	32

TrueBlue, Inc. (a)	766	18

Tutor Perini Corp. (a)	1,758	23

Union Pacific Corp.	3,586	648

United Parcel Service, Inc. ‘B’	5,379	630

United Rentals, Inc. (a)	154	26

Universal Forest Products, Inc.	1,491	71

Valmont Industries, Inc.	166	25

Verisk Analytics, Inc.	1,406	210

Wabash National Corp.	1,698	25

WABCO Holdings, Inc. (a)	589	80

Waste Connections, Inc.	519	47

Waste Management, Inc.	2,516	287

Watsco, Inc.	466	84

Werner Enterprises, Inc.	834	30

WESCO International, Inc. (a)	1,523	90

Woodward, Inc.	210	25

WW Grainger, Inc.	423	143

XPO Logistics, Inc. (a)	336	27

Xylem, Inc.	692	55

		14,781

INFORMATION TECHNOLOGY 15.2%

Akamai Technologies, Inc. (a)	584	50

Alliance Data Systems Corp.	190	21

Amdocs Ltd.	928	67

Amkor Technology, Inc. (a)	1,653	22

Analog Devices, Inc.	758	90

Anixter International, Inc. (a)	859	79

ANSYS, Inc. (a)	607	156

Apple, Inc.	10,860	3,189

Applied Materials, Inc.	3,556	217

Arrow Electronics, Inc. (a)	1,077	91

Aspen Technology, Inc. (a)	404	49

Automatic Data Processing, Inc.	1,756	299

Avnet, Inc.	2,503	106

Benchmark Electronics, Inc.	1,066	37

Black Knight, Inc. (a)	664	43

Booz Allen Hamilton Holding Corp.	3,835	273

Broadcom, Inc.	795	251

Broadridge Financial Solutions, Inc.	557	69

CACI International, Inc. ‘A’ (a)	532	133

Cadence Design Systems, Inc. (a)	2,039	141

CDK Global, Inc.	620	34

CDW Corp.	1,332	190

Cirrus Logic, Inc. (a)	632	52

Cognex Corp.	605	34

Conduent, Inc. (a)	5,312	33

Corning, Inc.	17,448	508

Cree, Inc. (a)	1,610	74

Cypress Semiconductor Corp.	1,368	32

Dolby Laboratories, Inc. ‘A’	387	27

Electronic Arts, Inc. (a)	122	13

Entegris, Inc.	496	25

EPAM Systems, Inc. (a)	195	41

Euronet Worldwide, Inc. (a)	193	30

F5 Networks, Inc. (a)	78	11

Fair Isaac Corp. (a)	244	91

Fidelity National Information Services, Inc.	1,708	238

First Solar, Inc. (a)	281	16

	SHARES	MARKET VALUE (000S)

Fiserv, Inc. (a)	2,889	$334

FleetCor Technologies, Inc. (a)	317	91

Flex Ltd. (a)	2,154	27

FLIR Systems, Inc.	735	38

Gartner, Inc. (a)	137	21

Genpact Ltd.	3,699	156

Global Payments, Inc.	1,105	202

Hewlett Packard Enterprise Co.	15,964	253

HP, Inc.	8,018	165

Insight Enterprises, Inc. (a)	1,125	79

International Business Machines Corp.	13,939	1,868

Intuit, Inc.	1,216	319

Jabil, Inc.	1,827	76

Jack Henry & Associates, Inc.	730	106

Juniper Networks, Inc.	3,495	86

Keysight Technologies, Inc. (a)	691	71

KLA Corp.	1,041	185

Lam Research Corp.	649	190

Leidos Holdings, Inc.	289	28

Manhattan Associates, Inc. (a)	620	49

ManTech International Corp. ‘A’	518	41

Marvell Technology Group Ltd.	1,314	35

Mastercard, Inc. ‘A’	3,706	1,107

MAXIMUS, Inc.	621	46

Methode Electronics, Inc.	572	23

Microchip Technology, Inc.	481	50

Micron Technology, Inc. (a)	2,276	122

Microsoft Corp.	7,488	1,181

MKS Instruments, Inc.	200	22

Motorola Solutions, Inc.	4,238	683

NCR Corp. (a)	1,554	55

NetScout Systems, Inc. (a)	1,288	31

NortonLifeLock, Inc.	1,197	31

Nuance Communications, Inc. (a)	1,047	19

NVIDIA Corp.	1,375	324

Paychex, Inc.	2,503	213

PC Connection, Inc.	332	16

Perspecta, Inc.	515	14

Plexus Corp. (a)	677	52

Qorvo, Inc. (a)	239	28

QUALCOMM, Inc.	10,291	908

Sabre Corp.	1,315	30

Sanmina Corp. (a)	1,820	62

ScanSource, Inc. (a)	516	19

Science Applications International Corp.	431	38

Seagate Technology PLC	8,547	509

Silicon Laboratories, Inc. (a)	158	18

Skyworks Solutions, Inc.	848	103

Sykes Enterprises, Inc. (a)	604	22

Synaptics, Inc. (a)	561	37

SYNNEX Corp.	336	43

Synopsys, Inc. (a)	553	77

Tech Data Corp. (a)	917	132

Teradata Corp. (a)	1,093	29

Teradyne, Inc.	849	58

Texas Instruments, Inc.	5,411	694

Tyler Technologies, Inc. (a)	137	41

Ubiquiti, Inc.	111	21

VeriSign, Inc. (a)	345	66

Visa, Inc. ‘A’	5,275	991

Vishay Intertechnology, Inc.	2,187	47

Western Digital Corp.	1,793	114

Western Union Co.	3,113	83

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

WEX, Inc. (a)	159	$33

Xilinx, Inc.	958	94

Zebra Technologies Corp. ‘A’ (a)	198	51

		19,589

MATERIALS 3.1%

Air Products & Chemicals, Inc.	452	106

Alcoa Corp. (a)	2,413	52

Allegheny Technologies, Inc. (a)	749	15

AptarGroup, Inc.	723	84

Avery Dennison Corp.	827	108

Axalta Coating Systems Ltd. (a)	1,599	49

Ball Corp.	1,418	92

Boise Cascade Co.	1,143	42

Carpenter Technology Corp.	978	49

Celanese Corp.	683	84

CF Industries Holdings, Inc.	449	21

Cleveland-Cliffs, Inc. (c)	3,940	33

Commercial Metals Co.	3,653	81

Compass Minerals International, Inc.	485	30

Crown Holdings, Inc. (a)	1,502	109

Domtar Corp.	2,026	77

Eagle Materials, Inc.	234	21

Ecolab, Inc.	1,363	263

FMC Corp.	477	48

Freeport-McMoRan, Inc.	2,480	33

Graphic Packaging Holding Co.	3,976	66

Greif, Inc. ‘A’	536	24

Huntsman Corp.	1,195	29

Innophos Holdings, Inc.	680	22

Innospec, Inc.	251	26

International Flavors & Fragrances, Inc.	507	65

Kaiser Aluminum Corp.	271	30

LyondellBasell Industries NV ‘A’	8,021	758

Martin Marietta Materials, Inc.	128	36

Materion Corp.	420	25

Mosaic Co.	5,962	129

NewMarket Corp.	196	95

Newmont Goldcorp Corp.	1,679	73

Packaging Corp. of America	193	22

PolyOne Corp.	1,044	38

PPG Industries, Inc.	1,536	205

Reliance Steel & Aluminum Co.	943	113

Royal Gold, Inc.	242	30

RPM International, Inc.	754	58

Schnitzer Steel Industries, Inc. ‘A’	818	18

Schweitzer-Mauduit International, Inc.	708	30

Scotts Miracle-Gro Co.	831	88

Sealed Air Corp.	1,187	47

Sensient Technologies Corp.	548	36

Sherwin-Williams Co.	210	123

Silgan Holdings, Inc.	1,772	55

Sonoco Products Co.	1,732	107

Trinseo S.A.	333	12

Verso Corp. (a)	799	14

Vulcan Materials Co.	490	71

Warrior Met Coal, Inc.	2,289	48

WestRock Co.	663	28

Worthington Industries, Inc.	564	24

WR Grace & Co.	359	25

		3,967

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Alexander & Baldwin, Inc.	975	$20

CBRE Group, Inc. ‘A’ (a)	652	40

		60

UTILITIES 1.9%

AES Corp.	12,022	239

Alliant Energy Corp.	501	27

American Electric Power Co., Inc.	1,016	96

American Water Works Co., Inc.	371	46

Aqua America, Inc.	799	38

Avangrid, Inc.	88	5

Black Hills Corp.	227	18

CMS Energy Corp.	580	36

Edison International	738	56

Entergy Corp.	1,596	191

Evergy, Inc.	844	55

Eversource Energy	664	56

Exelon Corp.	6,208	283

FirstEnergy Corp.	1,109	54

Hawaiian Electric Industries, Inc.	1,494	70

NextEra Energy, Inc.	1,003	243

Portland General Electric Co.	331	18

PPL Corp.	4,158	149

Sempra Energy	564	85

Southern Co.	7,686	490

Vistra Energy Corp.	4,698	108

WEC Energy Group, Inc.	648	60

Xcel Energy, Inc.	1,101	70

		2,493

Total United States		117,283

Total Common Stocks (Cost $108,870)		119,261

REAL ESTATE INVESTMENT TRUSTS 6.7%

UNITED STATES 6.7%

FINANCIALS 0.7%

AGNC Investment Corp.	2,941	52

Annaly Capital Management, Inc.	8,416	79

Apollo Commercial Real Estate Finance, Inc.	1,093	20

Blackstone Mortgage Trust, Inc. ‘A’	1,405	52

Chimera Investment Corp.	5,107	105

Diversified Healthcare Trust	6,055	51

Invesco Mortgage Capital, Inc.	4,315	72

Ladder Capital Corp.	1,160	21

MFA Financial, Inc.	5,627	43

New Residential Investment Corp.	4,503	73

New York Mortgage Trust, Inc.	3,610	23

PennyMac Mortgage Investment Trust	3,249	72

Redwood Trust, Inc.	2,901	48

Starwood Property Trust, Inc.	4,024	100

Two Harbors Investment Corp.	6,648	97

		908

REAL ESTATE 6.0%

Acadia Realty Trust	705	18

Alexandria Real Estate Equities, Inc.	946	153

American Campus Communities, Inc.	1,210	57

American Homes 4 Rent ‘A’	2,354	62

	SHARES	MARKET VALUE (000S)

American Tower Corp.	1,511	$347

Apartment Investment & Management Co.	1,551	80

Apple Hospitality REIT, Inc.	3,497	57

AvalonBay Communities, Inc.	732	154

Boston Properties, Inc.	910	125

Brandywine Realty Trust	2,198	35

Brixmor Property Group, Inc.	4,941	107

Camden Property Trust	972	103

Colony Capital, Inc.	11,156	53

Columbia Property Trust, Inc.	2,604	54

CoreCivic, Inc.	3,053	53

Corporate Office Properties Trust	1,454	43

Cousins Properties, Inc.	573	24

Crown Castle International Corp.	1,757	250

CubeSmart	1,000	31

CyrusOne, Inc.	425	28

Digital Realty Trust, Inc.	627	75

Douglas Emmett, Inc.	1,538	68

Duke Realty Corp.	3,615	125

EastGroup Properties, Inc.	278	37

EPR Properties	508	36

Equinix, Inc.	315	184

Equity Commonwealth	1,434	47

Equity LifeStyle Properties, Inc.	1,239	87

Equity Residential	3,910	316

Essex Property Trust, Inc.	311	94

Extra Space Storage, Inc.	974	103

Federal Realty Investment Trust	380	49

First Industrial Realty Trust, Inc.	1,112	46

Gaming and Leisure Properties, Inc.	1,876	81

Healthcare Realty Trust, Inc.	950	32

Healthcare Trust of America, Inc. ‘A’	2,233	68

Healthpeak Properties, Inc.	3,847	133

Highwoods Properties, Inc.	968	47

Hudson Pacific Properties, Inc.	1,132	43

Invitation Homes, Inc.	3,036	91

Iron Mountain, Inc.	1,671	53

JBG SMITH Properties	356	14

Kilroy Realty Corp.	1,002	84

Kimco Realty Corp.	6,395	132

Kite Realty Group Trust	1,780	35

Lamar Advertising Co. ‘A’	1,303	116

Lexington Realty Trust	3,981	42

Liberty Property Trust	1,940	117

Life Storage, Inc.	317	34

Macerich Co.	1,465	39

Mack-Cali Realty Corp.	1,808	42

Medical Properties Trust, Inc.	4,753	100

MGM Growth Properties LLC	593	18

Mid-America Apartment Communities, Inc.	610	80

National Health Investors, Inc.	235	19

National Retail Properties, Inc.	1,020	55

Office Properties Income Trust	557	18

Omega Healthcare Investors, Inc.	1,836	78

Outfront Media, Inc.	3,515	94

Paramount Group, Inc.	2,788	39

Park Hotels & Resorts, Inc.	1,932	50

Physicians Realty Trust	1,287	24

Piedmont Office Realty Trust, Inc. ‘A’	2,418	54

Prologis, Inc.	2,840	253

PS Business Parks, Inc.	292	48

Public Storage	646	138

Rayonier, Inc.	1,389	46

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Realty Income Corp.	1,518	$112

Regency Centers Corp.	1,652	104

Retail Opportunity Investments Corp.	947	17

Retail Properties of America, Inc. ‘A’	4,356	58

Ryman Hospitality Properties, Inc.	293	25

Sabra Health Care REIT, Inc.	2,338	50

SBA Communications Corp.	541	130

Service Properties Trust	3,159	77

Simon Property Group, Inc.	1,808	269

SITE Centers Corp.	4,620	65

SL Green Realty Corp.	527	48

Spirit Realty Capital, Inc.	1,517	75

STAG Industrial, Inc.	1,101	35

STORE Capital Corp.	1,788	67

Sun Communities, Inc.	715	107

Tanger Factory Outlet Centers, Inc.	1,159	17

Taubman Centers, Inc.	576	18

UDR, Inc.	2,652	124

Ventas, Inc.	2,040	118

VEREIT, Inc.	9,313	86

	SHARES	MARKET VALUE (000S)

VICI Properties, Inc.	2,049	$52

Vornado Realty Trust	688	46

Washington Prime Group, Inc. (c)	9,129	33

Washington Real Estate Investment Trust	1,043	30

Weingarten Realty Investors	1,649	52

Welltower, Inc.	2,979	244

Weyerhaeuser Co.	4,252	128

WP Carey, Inc.	1,530	122

Xenia Hotels & Resorts, Inc.	1,977	43

		7,770

Total Real Estate Investment Trusts (Cost $8,142)		8,678

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (e) 1.3%
		1,673

Total Short-Term Instruments (Cost $1,673)		1,673

Total Investments in Securities (Cost $118,685)		129,612

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%

PIMCO Government Money Market Fund 1.620% (b)(c)(d)	381,157	$381

Total Short-Term Instruments (Cost $381)		381

Total Investments in Affiliates (Cost $381)		381

Total Investments 101.1% (Cost $119,066)		$129,993

Other Assets and Liabilities, net (1.1)%		(1,424)

Net Assets 100.0%		$128,569

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $372 were out on loan in exchange for $381 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$1,673	U.S. Treasury Notes 2.750% due 09/15/2021	$(1,710)	$1,673	$1,673

Total Repurchase Agreements						$(1,710)	$1,673	$1,673

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,673	$0	$0	$0	$1,673	$(1,710)	$(37)

Master Securities Lending Agreement
BMO	0	0	0	8	8	(8)	0
BPG	0	0	0	95	95	(98)	(3)
BSN	0	0	0	33	33	(34)	(1)
GSC	0	0	0	40	40	(40)	0
MSC	0	0	0	130	130	(132)	(2)
SAL	0	0	0	48	48	(50)	(2)
WFS	0	0	0	18	18	(19)	(1)

Total Borrowings and Other Financing Transactions	$1,673	$0	$0	$372

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$(356)	$0	$0	$0	$(356)
Real Estate Investment Trusts	(25)	0	0	0	(25)

Total Borrowings	$(381)	$0	$0	$0	$(381)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$(381)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$618	$0	$0	$618
Luxembourg
Materials	9	0	0	9
Switzerland
Financials	444	0	0	444
United Kingdom
Consumer Staples	94	0	0	94
Energy	5	0	0	5
Financials	446	0	0	446
Industrials	127	0	0	127
Materials	235	0	0	235
United States
Communication Services	10,174	0	0	10,174
Consumer Discretionary	19,079	0	0	19,079
Consumer Staples	18,395	0	0	18,395
Energy	6,008	0	0	6,008
Financials	10,409	0	0	10,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Health Care	$12,328	$0	$0	$12,328
Industrials	14,781	0	0	14,781
Information Technology	19,589	0	0	19,589
Materials	3,967	0	0	3,967
Real Estate	60	0	0	60
Utilities	2,493	0	0	2,493
Real Estate Investment Trusts
United States
Financials	908	0	0	908
Real Estate	7,770	0	0	7,770
Short-Term Instruments
Repurchase Agreements	0	1,673	0	1,673

	$127,939	$1,673	$0	$129,612

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$381	$0	$0	$381

Total Investments	$128,320	$1,673	$0	$129,993

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO RAFI ESG U.S. ETF

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 98.7%

IRELAND 0.6%

INFORMATION TECHNOLOGY 0.6%

Accenture PLC ‘A’	394	$83

Total Ireland		83

UNITED KINGDOM 0.7%

COMMUNICATION SERVICES 0.2%

Liberty Global PLC (a)	1,016	22

CONSUMER STAPLES 0.1%

Coca-Cola European Partners PLC	246	13

FINANCIALS 0.2%

Aon PLC	145	30

INDUSTRIALS 0.2%

IHS Markit Ltd. (a)	174	13

Pentair PLC	219	10

		23

Total United Kingdom		88

UNITED STATES 97.4%

COMMUNICATION SERVICES 11.1%

AT&T, Inc.	12,475	488

Comcast Corp. ‘A’	4,626	208

Fox Corp. ‘A’	103	4

Omnicom Group, Inc.	259	21

Sprint Corp. (a)	1,128	6

Verizon Communications, Inc.	5,817	357

ViacomCBS, Inc. ‘B’	1,603	67

Walt Disney Co.	2,070	299

		1,450

CONSUMER DISCRETIONARY 11.5%

Advance Auto Parts, Inc.	35	6

Aramark	183	8

Bed Bath & Beyond, Inc.	1,222	21

Best Buy Co., Inc.	605	53

Carnival Corp.	749	38

Darden Restaurants, Inc.	87	9

Dollar General Corp.	159	25

Dollar Tree, Inc. (a)	103	10

eBay, Inc.	862	31

Foot Locker, Inc.	221	9

Ford Motor Co.	10,299	96

Gap, Inc.	1,454	26

General Motors Co.	3,495	128

Harley-Davidson, Inc.	201	7

Hasbro, Inc.	124	13

Home Depot, Inc.	797	174

Kohl’s Corp.	580	30

Kontoor Brands, Inc.	10	0

L Brands, Inc.	587	11

Lowe’s Cos., Inc.	930	111

Macy’s, Inc.	1,813	31

Marriott International, Inc. ‘A’	110	17

McDonald’s Corp.	675	133

Newell Brands, Inc.	689	13

	SHARES	MARKET VALUE (000S)

NIKE, Inc. ‘B’	681	$69

Nordstrom, Inc.	434	18

O’Reilly Automotive, Inc. (a)	20	9

PVH Corp.	22	2

Ralph Lauren Corp.	86	10

Ross Stores, Inc.	163	19

Royal Caribbean Cruises Ltd.	190	25

Signet Jewelers Ltd.	672	15

Starbucks Corp.	527	46

Tapestry, Inc.	578	16

Target Corp.	1,088	139

Tiffany & Co.	118	16

TJX Cos., Inc.	1,095	67

VF Corp.	312	31

Yum! Brands, Inc.	296	30

		1,512

CONSUMER STAPLES 9.2%

Archer-Daniels-Midland Co.	359	17

Brown-Forman Corp. ‘B’	159	11

Bunge Ltd.	493	28

Campbell Soup Co.	253	13

Clorox Co.	76	12

Coca-Cola Co.	2,888	160

Colgate-Palmolive Co.	741	51

Conagra Brands, Inc.	610	21

Estee Lauder Cos., Inc. ‘A’	74	15

Hershey Co.	82	12

Ingredion, Inc.	94	9

JM Smucker Co.	95	10

Kellogg Co.	309	21

Kimberly-Clark Corp.	301	41

Kraft Heinz Co.	558	18

Kroger Co.	2,576	75

Molson Coors Brewing Co.	63	3

Mondelez International, Inc. ‘A’	1,621	89

PepsiCo, Inc.	1,305	178

Procter & Gamble Co.	2,542	318

Sysco Corp.	342	29

Walgreens Boots Alliance, Inc.	1,262	74

		1,205

FINANCIALS 24.5%

Aflac, Inc.	563	30

Allstate Corp.	573	64

Ally Financial, Inc.	752	23

American Express Co.	841	105

American International Group, Inc.	3,273	168

Ameriprise Financial, Inc.	278	46

Bank of America Corp.	3,905	138

Bank of New York Mellon Corp.	1,440	72

Capital One Financial Corp.	952	98

CIT Group, Inc.	199	9

Citigroup, Inc.	5,146	411

Citizens Financial Group, Inc.	667	27

CME Group, Inc.	110	22

Comerica, Inc.	203	15

Fifth Third Bancorp	1,306	40

Franklin Resources, Inc.	703	18

Goldman Sachs Group, Inc.	801	184

Hartford Financial Services Group, Inc.	513	31

Huntington Bancshares, Inc.	702	11

Intercontinental Exchange, Inc.	202	19

Invesco Ltd.	344	6

	SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.	4,234	$590

KeyCorp.	1,172	24

Legg Mason, Inc.	261	9

Lincoln National Corp.	380	22

M&T Bank Corp.	113	19

Marsh & McLennan Cos., Inc.	271	30

MetLife, Inc.	1,189	61

Morgan Stanley	1,664	85

Northern Trust Corp.	171	18

PNC Financial Services Group, Inc.	671	107

Principal Financial Group, Inc.	363	20

Prudential Financial, Inc.	829	78

Regions Financial Corp.	1,379	24

S&P Global, Inc.	103	28

Synchrony Financial	731	26

Travelers Cos., Inc.	416	57

Truist Financial Corp.	151	9

U.S. Bancorp	710	42

Unum Group	486	14

Voya Financial, Inc.	373	23

Wells Fargo & Co.	7,358	396

		3,219

HEALTH CARE 15.6%

AbbVie, Inc.	1,464	130

Agilent Technologies, Inc.	181	15

AmerisourceBergen Corp.	42	4

Amgen, Inc.	593	143

Anthem, Inc.	278	84

Biogen, Inc. (a)	124	37

Bristol-Myers Squibb Co.	1,366	88

Cardinal Health, Inc.	741	37

Cerner Corp.	39	3

Cigna Corp.	271	55

CVS Health Corp.	3,962	294

Danaher Corp.	229	35

DaVita, Inc. (a)	195	15

Gilead Sciences, Inc.	957	62

HCA Healthcare, Inc.	186	28

Johnson & Johnson	2,566	374

McKesson Corp.	434	60

Merck & Co., Inc.	2,804	255

Mylan NV (a)	1,177	24

Pfizer, Inc.	7,641	299

Zoetis, Inc.	74	10

		2,052

INDUSTRIALS 6.9%

3M Co.	787	139

Alaska Air Group, Inc.	146	10

American Airlines Group, Inc.	1,796	51

Caterpillar, Inc.	651	96

Cummins, Inc.	212	38

Delta Air Lines, Inc.	252	15

Dover Corp.	74	8

Eaton Corp. PLC	672	64

Emerson Electric Co.	864	66

Expeditors International of Washington, Inc.	79	6

Fastenal Co.	295	11

FedEx Corp.	405	61

Fortune Brands Home & Security, Inc.	41	3

Hertz Global Holdings, Inc. (a)	350	5

Illinois Tool Works, Inc.	143	26

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)

Ingersoll-Rand PLC	256	$34

JetBlue Airways Corp. (a)	403	8

Johnson Controls International PLC	1,197	49

ManpowerGroup, Inc.	248	24

Neilsen Holdings PLC	881	18

Owens Corning	245	16

Republic Services, Inc.	124	11

Rockwell Automation, Inc.	95	19

United Airlines Holdings, Inc. (a)	80	7

United Parcel Service, Inc. ‘B’	412	48

United Rentals, Inc. (a)	83	14

Waste Connections, Inc.	59	5

Waste Management, Inc.	333	38

WW Grainger, Inc.	58	20

		910

INFORMATION TECHNOLOGY 14.2%

Adobe, Inc. (a)	79	26

Alliance Data Systems Corp.	84	9

Amdocs Ltd.	117	9

Applied Materials, Inc.	184	11

Automatic Data Processing, Inc.	196	33

Avnet, Inc.	336	14

Cisco Systems, Inc.	5,449	261

Citrix Systems, Inc.	67	8

Cognizant Technology Solutions Corp. ‘A’	564	35

Corning, Inc.	1,353	39

Dell Technologies, Inc. ‘C’ (a)	26	1

Electronic Arts, Inc. (a)	112	12

Flex Ltd. (a)	865	11

HP, Inc.	1,688	35

Intel Corp.	4,693	281

International Business Machines Corp.	2,182	293

Intuit, Inc.	95	25

Jabil, Inc.	87	4

Juniper Networks, Inc.	585	14

	SHARES	MARKET VALUE (000S)

Lam Research Corp.	81	$24

Maxim Integrated Products, Inc.	129	8

Motorola Solutions, Inc.	104	17

NetApp, Inc.	289	18

NortonLifeLock, Inc.	854	22

NVIDIA Corp.	188	44

Oracle Corp.	2,944	156

QUALCOMM, Inc.	1,635	144

salesforce.com, Inc. (a)	63	10

Seagate Technology PLC	494	29

Texas Instruments, Inc.	840	108

Visa, Inc. ‘A’	623	117

Western Digital Corp.	380	24

Western Union Co.	468	13

Xerox Holdings Corp.	166	6

		1,861

MATERIALS 3.1%

Air Products & Chemicals, Inc.	144	34

Albemarle Corp.	28	2

Ball Corp.	191	12

Celanese Corp.	111	14

CF Industries Holdings, Inc.	261	12

Eastman Chemical Co.	107	9

Ecolab, Inc.	129	25

Freeport-McMoRan, Inc.	2,648	35

International Paper Co.	822	38

LyondellBasell Industries NV ‘A’	924	87

Mosaic Co.	1,295	28

Newmont Goldcorp Corp.	619	27

Packaging Corp. of America	21	2

PPG Industries, Inc.	346	46

Sealed Air Corp.	193	8

WestRock Co.	500	21

		400

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

CBRE Group, Inc. ‘A’ (a)	174	$11

UTILITIES 1.2%

American Water Works Co., Inc.	129	16

Consolidated Edison, Inc.	371	34

Edison International	352	26

Exelon Corp.	1,756	80

		156

Total United States		12,776

Total Common Stocks (Cost $12,823)		12,947

REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%

REAL ESTATE 0.9%

Equity Residential	171	14

Healthpeak Properties, Inc.	251	9

Host Hotels & Resorts, Inc.	930	17

Prologis, Inc.	313	28

SL Green Realty Corp.	17	1

Welltower, Inc.	242	20

Weyerhaeuser Co.	1,201	36

		125

Total Real Estate Investment Trusts (Cost $123)		125

Total Investments in Securities (Cost $12,946)		13,072

Total Investments 99.6% (Cost $12,946)		$13,072

Other Assets and Liabilities, net 0.4%		47

Net Assets 100.0%		$13,119

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$83	$0	$0	$83
United Kingdom
Communication Services	22	0	0	22
Consumer Staples	13	0	0	13
Financials	30	0	0	30
Industrials	23	0	0	23
United States
Communication Services	1,450	0	0	1,450
Consumer Discretionary	1,512	0	0	1,512
Consumer Staples	1,205	0	0	1,205

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financials	$3,219	$0	$0	$3,219
Health Care	2,052	0	0	2,052
Industrials	910	0	0	910
Information Technology	1,861	0	0	1,861
Materials	400	0	0	400
Real Estate	11	0	0	11
Utilities	156	0	0	156
Real Estate Investment Trusts
United States
Real Estate	125	0	0	125

Total Investments	$13,072	$0	$0	$13,072

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

56	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved

SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Notes to Financial Statements (Cont.)

pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask

58	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

60	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,911	$35,400	$(34,214)	$0	$0	$5,097	$71	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	29	25	(54)	0	0	0	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	210	1,672	(1,501)	0	0	381	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment

SEMIANNUAL REPORT	DECEMBER 31, 2019	61

Notes to Financial Statements (Cont.)

as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least

62	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

New Fund	—	—	—	X

Small Fund	—	X	—	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Responsible Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors or may rely on inaccurate data inputs, and may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Responsible Investing Risk  is the risk that, because the Fund’s responsible investment strategy may select or exclude securities of

64	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated

SEMIANNUAL REPORT	DECEMBER 31, 2019	65

Notes to Financial Statements (Cont.)

with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2019 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2019, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$105	$28	$133

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	121	2	123

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	118	7	125

†	A zero balance may reflect actual amounts rounding to less than one thousand.

66	PIMCO EQUITY SERIES

December 31, 2019 (Unaudited)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$142,015	$91,346

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	8,381	8,391

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	21,521	21,432

PIMCO RAFI ESG U.S. Exchange-Traded Fund	0	0	2,965	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

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Notes to Financial Statements (Cont.)

December 31, 2019 (Unaudited)

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2019, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$37,905	$4,627

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	14,813	14,919

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	43,967	21,269

PIMCO RAFI ESG U.S. ETF	9,980	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$31,030	$4,969

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,983	713

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	5,397	962

PIMCO RAFI ESG U.S. ETF	N/A	N/A

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$566,337	$58,740	$(29,113)	$29,627

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	42,978	3,312	(1,289)	2,023

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	119,073	12,585	(1,665)	10,920

PIMCO RAFI ESG U.S. ETF	12,946	157	(31)	126

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

68	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corp.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	IBD	ING Bank N.V. - Amsterdam	WFS	Wells Fargo Securities, LLC

FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

HKD	Hong Kong Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

REIT	Real Estate Investment Trust

SEMIANNUAL REPORT	DECEMBER 31, 2019	69

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement and Sub-Advisory Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of the Funds, each a series of the Trust, and Parametric Portfolio Associates LLC (“Parametric”) for an additional one-year period through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, management fees, financial information for PIMCO and, where relevant Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Investment Management Agreement and Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, information from Parametric on matters related to the Investment Management Agreement and Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement and Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

70	PIMCO EQUITY SERIES

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of an ETF sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s

Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Parametric to the Funds. The Board considered PIMCO’s oversight of Parametric in connection with Parametric providing sub-advisory services to the Funds. The Board further considered the difference between the sub-advisory services that Parametric provides to the Funds and the portfolio implementation services that Parametric performs for certain other series of the Trust. The Board also reviewed materials regarding the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as sub-adviser.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement and provided by Parametric under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

SEMIANNUAL REPORT	DECEMBER 31, 2019	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, since inception and over the one-year period-ended March 31, 2019 net-of-fees and other performance data, as available, since inception and over the one-year period-ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, since inception and through the period-ended March 31, 2019 (the “Lipper Report”). The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting.

The Board reviewed materials indicating that, according to the Lipper Report, the Funds outperformed their Lipper universe medians during the one-year period-ended March 31, 2019. The Board reviewed materials indicating that the Funds had underperformed in comparison to their respective benchmark indexes over the one-year period ended March 31, 2019 net-of-fees. PIMCO reported to the Board about the reasons for the underperformance and actions that have been taken by PIMCO throughout the year to attempt to address such underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the management fee and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Parametric with respect to the Funds, taking into account that PIMCO compensates Parametric from the management fees paid by such Funds to PIMCO. With respect to the management fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to clients (both advised and sub-advised) with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds and the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to

72	PIMCO EQUITY SERIES

(Unaudited)

scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

Based on the information presented by PIMCO, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement, that the fees charged by Parametric under the Sub-Advisory Agreement, and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s and Parametric’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements. With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Parametric supported the renewal of the Funds’ Investment Management Agreement and Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement and Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Management Agreement, the fees paid to Parametric by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Investment Management Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2019	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Approval of the Investment Management Agreement and Sub-Advisory Agreement for PIMCO RAFI ESG U.S. ETF

At a meeting held on November 4-5, 2019, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of the PIMCO RAFI ESG U.S. ETF (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”). The Board also considered and unanimously approved, for an initial two-year term, the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Agreements”) between PIMCO, on behalf of the New Fund, and Parametric Portfolio Associates LLC (“Parametric”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and Parametric to the New Fund in connection with the November 4-5, 2019 meeting. The Trustees also considered information they had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Investment Management Contract between PIMCO and the existing series of the Trust that operate as exchange-traded funds (“Existing ETFs”) and the renewal of the Sub-Advisory Agreement between PIMCO, on behalf of the Existing ETFs, and Parametric. The Board reviewed information relating to proposed New Fund operations, including memoranda from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to management fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of an ETF sponsor, to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Board considered the sub-advisory services proposed to be provided by Parametric to the New Fund. The Board also considered information about Parametric’s investment personnel responsible for

74	PIMCO EQUITY SERIES

(Unaudited)

providing services under the Sub-Advisory Agreement and Parametric’s existing operational connectivity and replication capabilities. The Board further considered the difference between the sub-advisory services that Parametric is proposed to provide to the New Fund and the portfolio implementation services that Parametric performs for certain other series of the Trust.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Investment Management Agreement and provided by Parametric under the Sub-Advisory Agreement are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Fund under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under a unified fee structure. In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Investment Management Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Investment Management Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the Lipper report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed management fee and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds. The Board also reviewed information relating to the proposed sub-advisory fees to be paid to Parametric with respect to the New Fund, taking into account the PIMCO will compensate Parametric from the management fee to be paid by the New Fund to PIMCO. With respect to the management fee, the Board reviewed data from Broadridge that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the management fees charged to other products managed by PIMCO with similar investment strategies.

The Board considered the New Fund’s unified fee under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed management fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the management fee to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s

SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

relationship with the New Fund was not available. The Board reviewed information regarding the portion of the New Fund’s management fee to be retained by PIMCO following the payment of sub-advisory fees to Parametric.

The Trustees considered that the unified fee provides inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO and Parametric supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Investment Management Agreement and the fees that would be paid to Parametric by PIMCO under the Sub-Advisory Agreement, and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

76	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123119

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)    Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)    Not applicable for open-end investment companies.

(a)(4)    There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)        Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2020